SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

not applicable

(Name of Person(s) Filing Information statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies: Common Stock
(2)	Aggregate number of securities to which transaction applies: _________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11(c)1 under the Exchange Act.

(4)	Proposed maximum aggregate value of transaction: $________________
(5)	Total fee paid: $_________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

1303 10th Street East

Palmetto, Florida 34221

Telephone 941-729-5000

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

__________________, 2007

Dear Shareholder:

This information statement is being furnished to the shareholders of Jupiter Marine International Holdings, Inc. in lieu of a Special Meeting in connection with the proposals ("Proposals") below:

•

the sale of substantially all the assets of Jupiter Marine International Holdings, Inc. pursuant to a share exchange agreement between Jupiter Marine International Holdings, Inc. and certain affiliates and other shareholders of Jupiter Marine in connection with the acquisition of Diamond Information Institute, Inc.; and to approve the reverse merger between Jupiter Marine International Holdings, Inc., Jupiter Marine Sub Corp. (a to be formed wholly-owned subsidiary of Jupiter Marine Holdings, Inc.) and Diamond Information Institute, Inc.; and

•	to amend our articles of incorporation to change our name to Bergio International, Inc.; and
•	to amend our articles of incorporation to effectuate a 12-to-1 reverse split of our outstanding common stock;

This information statement is being sent in lieu of a special meeting. Jupiter Marine has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of Jupiter Marine’s common stock. The Proposals have been made pursuant to Jupiter Marine’s intended merger with Diamond Information Institute, Inc., a New Jersey company. The asset sale and merger discussed in this information statement constitute a reverse merger, in which Diamond Information Institute, Inc. will be the surviving entity. A change of control will occur and current Jupiter Marine stockholders will experience substantial dilution.

Jupiter Marine’s Board of Directors approved and recommended, pursuant to a written consent dated July 2, 2007, that the Proposals be accepted. Jupiter Marine’s stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent dated July 2, 2007. Jupiter Marine anticipates that the effectiveness of the asset sale and filing of the amendments will occur on or about _________, 2007 (the "Effective Date"). If the Proposals were not adopted by written consent, it would have been required to be considered by Jupiter Marine’s stockholders at a special or annual stockholders’ meeting convened for the specific purpose of approving the Proposals.

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The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section 607.0704 of the Florida Business Corporation Act (the "FBCA") and Jupiter Marine’s bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of Jupiter Marine, the board of directors of Jupiter Marine voted to utilize the written consent of stockholders holding a majority of the voting power of the Jupiter Marine.

Carl Herndon, members of Mr. Herndon’s family and Lawrence Tierney beneficially owning in the aggregate 9,987,833 shares of common stock, representing approximately 53% of the voting power of Jupiter Marine, gave their written consent to the Proposals described in this information statement on July 2, 2007. It is proposed that this information statement will be first sent to the stockholders on or about _________, 2007. The record date established by Jupiter Marine for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is July 2, 2007 (the "Record Date").

Jupiter Marine is distributing this information statement to its stockholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by Jupiter Marine with respect to the receipt of the written consents.

SHAREHOLDERS OF JUPITER MARINE ARE ENTITLED TO DISSENT FROM THE SHARE EXCHANGE DISCUSSED IN THIS INFORMATION STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED. SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE FBCA, WHICH ARE INCLUDED IN THE APPENDIX HERETO.

Sincerely,

/s/ Carl Herndon

Carl Herndon

Chairman and Chief Executive Officer

OUTSTANDING VOTING STOCK OF JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

As of the Record Date, there were 18,863,861 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. Carl Herndon, members of Mr. Herndon’s family and Lawrence Tierney have voted an aggregate of 9,987,833 shares of common stock in favor of the Proposals, which represents approximately 53% of the voting power of Jupiter Marine’s common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, with respect to (i) each person known to Jupiter Marine to be the beneficial owner of more than 5% of Jupiter Marine’s common stock; (ii) each officer and director of Jupiter Marine; (iii) each person intending to file a written consent to the adoption of the Proposals; and (iv) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to Jupiter Marine by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 1303 10th Street East, Palmetto, Florida 34221.

Name and Address	Number of Beneficially Owned Shares	Percentage of Outstanding Shares Beneficially Owned

Carl Herndon, Sr.	10,975,533(1)	52.9%

Lawrence Tierney	2,439,781(2)	12.5%

Kerry Clemmons	475,000(3)	2.5%

Officers and Directors as a Group	13,890,314(1)(2)(3)	62.0%
(3 persons)

________________

(1)

Includes (i) 250,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.15 per share expiring May 6, 2009, (ii) 1,000,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.32 per share expiring March 30, 2011, (iii) 1,291,725 of shares of common stock owned by Mr. Herndon’s immediate family members and (iv) 950,000 shares of common stock issuable upon the conversion of options held by Mr. Herndon’s immediate family members at an exercise price between $0.30 and $0.14 per share expiring between May 6, 2009 and January 13, 2010.

(2)

Includes (i) 220,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009, (ii) 500,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.29 per share expiring March 30, 2011.

(3)	Includes 150,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009.

Exchange of Stock Certificates	37
Accounting Consequences	37
No Dissenters’ Rights	37
Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split	37
Consequences to the Company Shareholders who receive Common Stock in the Reverse Stock Split	38
FEDERAL INCOME TAX CONSEQUENCES	39
CERTAIN INFORMATION CONCERNING JUPITER MARINE	41
SELECTED HISTORICAL FINANCIAL AND OPERATIONS DATA	41
CERTAIN INFORMATION CONCERNING DIAMOND INFORMATION INSTITUTE, INC.	42
Overview	42
Industry Background	43
Operations	43
Proposed Acquisitions	43
Personnel	44
Properties	44
Competition	44
Regulation	44
Related Party Transactions	45
Legal Proceedings	45
Management's Discussion And Analysis Of Financial Condition And Results Of Operations Of Diamond Information Institute, Inc.	45
Overview	45
Results of Operations	46
RISK FACTORS	52
Risks Relating To The Share Exchange And Merger	52
Risk Factors Relating To Diamond Information Institute, Inc.'s Business	55
RIGHTS OF DISSENTING SHAREHOLDERS	60
INDEX TO AUDITED FINANCIAL STATEMENTS OF DIAMOND INFORMATION INSTITUTE, INC.
Report of Independent Public Accountants	F-1
Balance Sheets	F-2 – F-3
Statements of Operations	F-4 – F-5
Statements of Stockholders' Equity (Deficit)	F-6
Statements of Cash Flows	F-7
Notes to Financial Statements	F-8 – F-19
INDEX TO UNAUDITED FINANCIAL STATEMENTS OF DIAMOND INFORMATION INSTITUTE, INC.
Report of Independent Public Accountants	G-1
Balance Sheets	G-2 – G-3
Statements of Operations	G-4 – G-5
Statements of Cash Flows	G-6
Notes to Condensed Consolidated Financial Statements	G-7 – G-16

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PRO FORMA UNAUDITED BALANCE SHEET 2006 FISCAL YEAR END	H-1 – H-3
PRO FORMA UNAUDITED STATEMENT OF OPERATIONS 2006 FISCAL YEAR END	H-4 – H-5
EXPLANATORY NOTE	I-1
PRO FORMA UNAUDITED STATEMENT OF OPERATIONS AT 12/31/06	I-2 – I-4
PRO FORMA UNAUDITED BALANCE SHEET AT 3/31/07	I-5 – I-6
PRO FORMA UNAUDITED STATEMENT OF OPERATIONS AT 3/31/07	I-7 – I-9

APPENDIX A	SHARE EXCHANGE AGREEMENT
APPENDIX B	MERGER AGREEMENT
APPENDIX C	ARTICLES OF AMENDMENT
APPENDIX D	FAIRNESS OPINION OF MANAGESOURCE RESEARCH, INC.
APPENDIX E	DISSENTERS' RIGHTS (FLORIDA STATUTES)
APPENDIX F	JUPITER MARINE INTERNATIONAL HOLDINGS, INC. FORM 10-KSB FOR THE YEAR ENDED JULY 29, 2006 AND FORM 10-QSB FOR THE PERIOD ENDED APRIL 28, 2007

SUMMARY TERM SHEETFOR THE JUPITER MARINE AND DIAMOND INFORMATION INSTITUTE, INC.

REVERSE MERGER

The following summary term sheet for the reverse merger, together with "Summary: Questions and Answers About the Proposals" appearing elsewhere in this information statement highlight selected information from this information statement and may not contain all of the information that is important to you. We urge you to carefully read this entire document and the other documents that we refer to in this document. These documents will give you a more complete description of the reverse merger. We have included page references in this summary to direct you to other places in this information statement where you can find a more complete description of the documents and terms that we have summarized.

The Parties to the Reverse Merger and the Merger Agreement

Diamond Information Institute, Inc. and Jupiter Marine have entered into a merger agreement, “(Merger Agreement”). Under the merger Jupiter Marine will issue an aggregate of 7,400,000 shares of common stock and 1,025,000 shares of Series A Voting Convertible Preferred Stock to the shareholders of Diamond Information Institute in exchange for a wholly owned interest in Diamond Information Institute, Inc. Simultaneously with the merger, Jupiter Marine will dispose of all of its boat manufacturing business assets and liabilities, which will be purchased by Carl Herndon, Lawrence Tierney and certain other shareholders of Jupiter in consideration for the return of 9,987,833 shares of Jupiter Marine common stock. These affiliates and other shareholders will own 100% of the boat manufacturing business following the completion of the reverse merger. Diamond Information Institute, Inc. will be the accounting survivor and surviving business operations; however, Jupiter Marine is the surviving legal entity. The merger agreement and share exchange agreement are each included as an appendix to this information statement. Additional copies will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Secretary, Jupiter Marine International Holdings, Inc., 1303 10th Street East, Palmetto, Florida 34221.

Diamond Information Institute, Inc. and Our Reverse Merger

Diamond Information Institute, Inc. is a New Jersey corporation organized in 1988 that has been engaged in the design and manufacture of upscale jewelry since 1995. Diamond Information Institute, Inc. sells its jewelry to approximately 150 independent jewelry stores across the United States. For further information about Diamond Information Institute, Inc.’s business and operations, please see "Certain Information Concerning Diamond Information Institute, Inc." beginning on page 38. The transactions described in this information statement will result in a reverse merger and Diamond Information Institute, Inc. will be the surviving corporate entity. Current Jupiter Marine shareholders will no longer hold any interest in the boat manufacturing business and will experience substantial dilution.

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The Exchange and Capitalization

Jupiter Marine shares outstanding prior to reverse merger:	18,863,861
Total Jupiter Marine shares to be canceled under the asset purchase:	9,987,833(Messrs. Herndon and Tierney shall also forfeit all outstanding common stock purchase options)
Total Jupiter Marine shares outstanding Following the 12-to-1 reverse split	739,669(excludes fractional shares which will be rounded up to the nearest whole number)
Total Jupiter Marine common shares to be issued to Diamond Information Institute, Inc. shareholders:	7,400,000
Total Jupiter Marine Preferred shares to be Issued to Diamond Information Institute, Inc. Shareholders:	1,025,000 (1)

Total Jupiter Marine shares outstanding following the reverse merger:	8,139,669 As a result of the reverse merger, there will be a change of control of Jupiter Marine and the current shareholders of Jupiter Marine will experience substantial dilution.
Total Jupiter Marine shares outstanding assuming the conversion of all Preferred shares	18,639,669
Ownership interests of current Jupiter Marine Shareholders before reverse merger:	100%
Ownership interests of current Jupiter Marine Shareholders after the reverse merger:	9%
Ownership interests of current Jupiter Marine Shareholders after conversion of all Preferred shares	4%
(1)

Rights and Preferences of Preferred Stock a) voting rights of 10:1 per one share of preferred; b) conversion rights – 1 shares of preferred to 10 shares of common stock. Conversion conditions – requires completion of the proposed North American and Steckbeck Jewelry acquisitions or comparable valued acquisitions prior to the termination date of the Conversion Feature (October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time.

For more information on the terms of the merger and asset purchase, please see Proposal 1 – Share Exchange and Reverse Merger, beginning on page 17. In addition to proposal 1, as described in this information statement the holders of a majority of the common stock of Jupiter Marine have approved:

Proposal 2:	to amend our articles of incorporation to change our name to Bergio International, Inc. (see page 30),
Proposal 3:	to amend our articles of incorporation to effectuate a 12-to-1 reverse split of our outstanding common stock (see page 31).

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Pursuant to the reverse merger:

•	Diamond Information Institute, Inc. will be the surviving entity and we will no longer hold any interest in the boat manufacturing business.
•

The board of directors will consist of Berge Abajian. The new Chief Executive Officer and Chief Financial Officer will also be Berge Abajian and Scott Wanstrath will serve as President. We have included a discussion of the new management of Jupiter Marine later in this information statement (see page 39).

•	The effect of the merger and share exchange will result in a change of control in the common stock beneficial ownership interest of our company.

Material Advantages and Disadvantages of the Reverse Merger to Jupiter Marine and its Current Shareholders

Advantages:

•

We believe the future potential of Diamond Information Institute, Inc.'s business exceeds our current boat manufacturing business prospects, which may result in an increase in the value of your investment in our company.

Disadvantages (see "Risk Factors" on page 46):

•	If Diamond Information Institute, Inc.'s business plan is not successful, our stock price may decrease and your investment in our company will decrease in value.
•	You will suffer immediate dilution as a result of the reverse merger.

Conditions to closing the Reverse Merger (see page 9):

In order to complete the reverse merger:

•	Jupiter Marine shall have maintained its quotation on the OTCBB;
•	Jupiter Marine shall have complied with the terms of the share exchange agreement, which include the disposal of all assets and liabilities;
•	Jupiter Marine shall have amended its articles of incorporation to effectuate a 12-to-1 reverse stock split of its outstanding common stock and change its corporate name to Bergio International, Inc.;
•	Jupiter Marine shall not have more than 7,400,000 shares outstanding immediately prior to the effective time of the merger; and
•	Jupiter Marine officers and directors shall forfeit all outstanding common stock purchase options and warrants.

Termination of the Merger (see page 9)

The reverse merger may be terminated:

•	By either party if the merger is not completed on or before December 31, 2007,
•	There has been a material misrepresentation, breach of warrant or breach of covenant by the other party; or

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•

There shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

Voting on the Proposals

The proposals were approved by majority shareholder written consent. This information statement is being sent for notice purposes only. The proposals were approved by Carl Herndon, members of Mr. Herndon’s family and Lawrence Tierney, who collectively own approximately 53% of the shares of Jupiter Marine common stock.

Fairness Opinion

ManageSource Research has delivered a written opinion as to the fairness of the reverse merger. You should read the opinion to completely understand the procedures followed, matters considered and limitation on the reviews undertaken by ManageSource Research, Inc. in rendering its opinion. A summary of ManageSource Research’s opinion begins on page 27 of this information statement, and the opinion in its entirety is attached as Appendix D to this information statement.

Dissenters’ Rights

Our shareholders are entitled to dissenters' rights under Florida law as the rights pertain to the share exchange. You are urged to read the discussion of dissenters’ rights commencing on page 52 and applicable Florida law attached as Appendix E to this information statement.

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QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE, MERGER AGREEMENT AND AMENDMENTS TO OUR ARTICLES OF INCORPORATION

The following is a summary of certain information contained elsewhere in this information statement. The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained in this information statement and in the attached Appendices. You are urged to review the entire information statement carefully. References in this Summary and throughout the information statement to "we," "us," "Jupiter Marine" or the "Company" refer to Jupiter Marine International Holdings, Inc. References to "Diamond Information Institute, Inc." refer to Diamond Information Institute, Inc. Jupiter Marine has supplied all information contained in this information statement relating to Jupiter Marine and Diamond Information Institute, Inc. has supplied all information in this information statement relating to Diamond Information Institute, Inc. Neither Jupiter Marine nor Diamond Information Institute, Inc. makes any representation as to information contained herein supplied by the other company.

Q:       WHY ARE WE SENDING OUR SHAREHOLDERS THIS INFORMATION STATEMENT?

A:        Jupiter Marine is mailing this information statement in lieu of a special meeting to notify its shareholders that the following proposals have been adopted by majority written consent:

•

the sale of substantially all of the assets of Jupiter Marine pursuant to a share exchange agreement with Carl Herndon, Lawrence Tierney and certain other shareholders of Jupiter Marine in connection with the acquisition of Diamond Information Institute, Inc.;

•

to approve the reverse merger between Jupiter Marine International Holdings, Inc., Jupiter Marine Sub Corp. (a to be formed wholly-owned subsidiary of Jupiter Marine Holdings, Inc.) and Diamond Information Institute, Inc.;

•	to amend our articles of incorporation to change our name to Bergio International, Inc.; and
•	to amend our articles of incorporation to effectuate a 12-to-1 reverse split of our outstanding common stock.

Approval of the share exchange and the amendments to our articles of incorporation required the affirmative vote of at least a majority of all issued and outstanding shares of Jupiter Marine common stock. 9,987,833 shares of common stock owned by our chief executive officer, Carl Herndon; our chief financial officer, Lawrence Tierney and certain members of Mr. Herndon’s family, which are approximately 53% of the total number of beneficially owned shares of Jupiter Marine’s common stock, were voted in favor of all proposals.

Jupiter Marine is seeking to divest itself of its boat manufacturing operations through the disposal of its wholly owned subsidiaries, including Jupiter Marine International, Inc. and acquire a new operating company with the goal of enhancing shareholder value. The share exchange agreement provides for the exchange of its current operating subsidiaries and all of Jupiter Marine’s boat manufacturing business assets for 9,987,833 shares of Jupiter Marine common stock held by certain affiliates of Jupiter Marine. Mr. Herndon and Mr. Tierney also agreed to forgive all amounts owed to them by Jupiter Marine pursuant to the share exchange

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agreement. The related parties to whom all or substantially all of the assets of Jupiter Marine are being sold, are also the beneficial owner of approximately 53% of the common stock of Jupiter Marine. The share exchange is a condition of a merger with Diamond Information Institute, Inc., a designer and manufacturer of upscale jewelry. The consummation of these transactions will result in a reverse merger and a change of control of Jupiter Marine.

A copy of the agreements relating to the share exchange and merger are attached to this information statement and incorporated by reference as Appendix A and Appendix B, respectively. A copy of the amendment to the articles of incorporation is attached to this information statement as Appendix C. You are urged to read these documents and agreements in their entirety.

Q:	HOW WAS THE FAIRNESS OF THE MERGER AND SHARE EXCHANGE DETERMINED BY THE JUPITER MARINE BOARD OF DIRECTORS?

A:        Jupiter Marine's board of directors has determined that the merger and share exchange is fair to and in the best interests of Jupiter Marine and our shareholders. With respect to the merger, the consideration paid consists of 7,400,000 shares of our restricted common stock and 1,025,000 shares of Series A Voting Convertible Preferred Stock and the consideration received is the business of Diamond Information Institute, Inc. The facts bearing upon the question of the fairness of the consideration paid and received included the historical and present financial condition and profitability of Diamond Information Institute, Inc. and an analysis of publicly traded companies that have characteristics comparable to Diamond Information Institute, Inc. With respect to the share exchange, the board considered the performance of its common stock in the marketplace, the nature of its principal assets and its growth potential. Management of Jupiter Marine proposed the terms and conditions of the asset sale. The share exchange was viewed in conjunction with the terms of the merger to determine the fairness of the entire transaction as a whole. To further affirm the fairness of both the share exchange and merger, the board reviewed the opinion of ManageSource Research, dated as of June 21, 2007, that as of the date of that opinion, the merger and share exchange, combined together, is fair from a financial point of view to Jupiter Marine’s non-affiliated shareholders.

Q:	WHY IS JUPITER MARINE PROPOSING THE REVERSE MERGER?

A:     Jupiter Marine is proposing the reverse merger for several reasons: (1) the performance of Jupiter Marine common stock in the marketplace has been disappointing since its initial quotation on the Over the Counter Bulletin Board; (2) the revenues that our boat manufacturing operations have generated and the revenues that management believes our boat manufacturing operations will generate in the future, when coupled with the costs and requirements of a publicly reporting company, are not adequate to generate significant profits; (3) the amount of working capital necessary to conduct and grow Jupiter Marine's boat manufacturing operations has increased significantly; and (4) negative forecasts for the marine industry.

Due to illiquidity and low stock price, Jupiter Marine's stock has not been sufficiently attractive to serve as currency to fund investments. As a "micro cap" company, Jupiter Marine has had difficulty raising capital through equity offerings because there has been no institutional interest in its stock. Having determined that Jupiter Marine no longer has a ready means by

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which to fund future growth central to its business plan, Jupiter Marine's board of directors has determined that it is in Jupiter Marine's best interests to dispose of all of its boat manufacturing and via the merger, become a jewelry designer and manufacturer company.

Q:	WHY IS JUPITER MARINE PROPOSING THE MERGER WITH DIAMOND INFORMATION INSTITUTE, INC.?

A:     In 2006, Jupiter Marine’s board of directors evaluated the financial condition of Jupiter Marine and the prospects for its future as a boat manufacturer. Our board of directors determined that the outlook for Jupiter Marine under its business plan was not good and that the interests of our shareholders might be better served by restructuring Jupiter Marine or its business plan. We were subsequently introduced to Diamond Information Institute, Inc. Management of Jupiter Marine has received unsolicited proposals for other reverse merger transactions over the past two years. These proposals included technology companies and manufacturing companies. After conducting preliminary due diligence, Jupiter Marine has rejected all previous proposals due to the nature of the underlying business prospects and plans provided to Jupiter Marine. Management believes that the business prospects of Diamond Information Institute, Inc. exceed all prior proposals. Jupiter Marine has not entered into any other letters of intent or other agreements providing for a reverse merger or other similar transaction. After conducting our due diligence of Diamond Information Institute, Inc. and discussing the fairness of the entire transaction with ManageSource Research, Inc., we have agreed to close the merger agreement with Diamond Information Institute, Inc. immediately following the effectiveness of this information statement.

We believe the reverse merger will benefit Jupiter Marine and our current shareholders because we believe:

•

the assets of Diamond Information Institute, Inc. and the prospects of Diamond Information Institute, Inc.'s business will give our shareholders a greater chance of increasing the value of their investment than if we continue with our current boat manufacturing business.

•	the nature of the boat manufacturing business presents numerous obstacles to financial success, including intense competition, increasing manufacturing costs and a shrinking market.
•	the jewelry industry is a growing industry and has a significant potential for growth.

Diamond Information Institute, Inc.'s improved opportunities for growth after the completion of the reverse merger will hopefully result in an increased stock price, which directly effects our shareholders' investments in our company.

Q:	WHAT ARE THE RISKS AND DISADVANTAGES OF THE PROPOSALS TO JUPITER MARINE AND OUR CURRENT SHAREHOLDERS?

A:        We are disposing of our current operating subsidiaries and all of our boat manufacturing assets through a share exchange agreement with Carl Herndon, certain members of Mr. Herndon’s family and Lawrence Tierney. Current Jupiter Marine shareholders will no longer

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hold any interest in the boat manufacturing business after the asset sale. There are certain risks and disadvantages to the reverse merger. These risks and disadvantages include:

•	our decision to withdraw from our boat manufacturing business may be premature.
•

Diamond Information Institute, Inc.’s business plan may never be realized and as a result, there may be a decrease in our stock price, which would adversely affect the stock ownership value of our shareholders.

•

our current shareholders are subject to immediate and substantial dilution. Diamond Information Institute shareholders will received approximately 91% of our common stock upon closing of the merger and have a potential to acquire additional shares of common stock at the conversion of the 1,025,000 shares of preferred stock issued.

Q:	WHY IS DIAMOND INFORMATION INSTITUTE, INC. PROPOSING THE MERGER?

A.        Diamond Information Institute, Inc. is proposing the merger in order to provide its shareholders with greater liquidity through the public stock market. As a public company Diamond Information Institute, Inc. should also have greater access to capital markets for the continued development and expansion of its operations. Once public, Diamond Information Institute, Inc. shareholders may also have a better ability to liquidate their investment in Diamond Information Institute, Inc. as they will own stock in a public company.

Q:	WHY IS JUPITER MARINE PROPOSING THE NAME CHANGE?

A:        The name change is contingent upon effectiveness of the merger. The name change will accurately reflect the new business of our company.

Q:	WHY IS JUPITER MARINE PROPOSING THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE THE REVERSE SPLIT?

A:        The reverse split is a condition of the merger. While the amendment is a condition of the merger it is not contingent upon effectiveness of the merger.

Q:	WHAT IS THE CURRENT BUSINESS OF DIAMOND INFORMATION INSTITUTE, INC.?

A:        Diamond Information Institute, Inc. is a New Jersey corporation organized in 1988 that has been engaged in the design and manufacture of upscale jewelry since 1995. Diamond information Institute is engage as a specialty manufacturer of high-end precious and semi-precious jewelry, as well as diamond jewelry. Most of its high-end merchandise is produced under the “Bergio” brand names but does own commercial rights to other recognized brands as well. Diamond Information Institute, Inc. sells its jewelry to approximately 150 independent jewelry stores across the United States. In addition to being a jewelry manufacturer, Diamond Information Institute intends to pursue an acquisition strategy of acquiring other jewelry design manufacturers. Diamond Information Institute has begun this process and signed a Definitive Asset Purchase Agreement with North American Jewelers, Inc. and Steckbeck Jewelry PVT, LTD in May 2007. In order for Diamond Information Institute to close on the Definitive Asset

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Purchase Agreement, there are certain conditions that must be met, one being a significant raise of capital.

Q:	WHAT WILL HAPPEN IN THE PROPOSED REVERSE MERGER?

A:      Jupiter Marine will dispose of its operating subsidiaries pursuant to a share exchange agreement with certain Jupiter Marine affiliates, and sell all of its assets in its boat manufacturing and amend its articles of incorporation to change its corporate name to Bergio International, Inc. and to effectuate a reverse split of its outstanding common stock. Jupiter Marine’s operating subsidiaries and current operations and assets will be transferred to Carl Herndon, certain members of Mr. Herndon’s family and Lawrence Tierney in return for 9,987,833 shares of Jupiter Marine common stock held by these shareholders. These shares will be returned to our treasury. In addition, as required under the terms of the share exchange and merger, the purchase group will assume all of Jupiter Marine’s obligations incurred prior to the effective date of the reverse merger, including outstanding promissory notes. When the merger is consummated, Diamond Information Institute, Inc. will be the surviving entity.

Q:	WHAT ARE THE IMPLICATIONS OF THE PROPOSALS FOR JUPITER MARINE'S CURRENT BUSINESS?

A:        Jupiter Marine will sell all or substantially all of its assets, dispose of its liabilities and no longer own or operate its current boat manufacturing business. Current Jupiter Marine shareholders will no longer hold any interest in the boat manufacturing business after the asset sale. After the merger, Jupiter Marine will conduct the Diamond Information Institute, Inc.'s business, under the leadership of Diamond Information Institute, Inc.'s current management and the boat manufacturing business will continue to be operated by Jupiter Marine’s current employees under the ownership of Carl Herndon, certain members of Mr. Herndon’s family and Lawrence Tierney.

The merger is a reverse merger in which Diamond Information Institute, Inc. will be the surviving company. As a result of this reverse merger, a change in control in Jupiter Marine will occur. Management of Jupiter Marine will change, as Berge Abajian will replace Carl Herndon as chief executive officer. Berge Abajian will replace Lawrence Tierney as chief financial officer of the surviving entity. In addition, the board of directors of the surviving entity will solely consist of Berge Abajian. Current shareholder ownership of Jupiter Marine will be reduced to approximately 9% of the surviving entity at the close of the merger and may be further diluted to 4% of the surviving entity assuming proposed acquisitions occur thereby allowing the preferred stock to be converted in common stock of the surviving company. Current shareholders of Jupiter Marine will experience substantial dilution if the reverse merger is completed and all the preferred stock is converted into common stock. Additionally the current shareholders will be investors in a jewelry manufacturing company.

Q:	WHAT WILL DIAMOND INFORMATION INSTITUTE, INC. SHAREHOLDERS RECEIVE IN THE MERGER?

A:        If the merger is consummated, shareholders of Diamond Information Institute, Inc. will receive an aggregate of 7,400,000 shares of Jupiter Marine common stock and 1,025,000 shares

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of Series A Voting Convertible Preferred Stock in exchange for 100% of their interest in Diamond Information Institute. Current Jupiter Marine shareholders will not receive any stock or consideration in connection with the reverse merger and will continue to hold stock in Jupiter Marine, which, upon completion of the reverse merger, will be renamed Bergio International, Inc. and will carry on the business of Diamond Information Institute. The aggregate ownership interest of current shareholders in the surviving entity will be reduced to approximately 9% and approximately 4% if all the shares of preferred stock are converted into shares of common stock.

Q:	WHAT ARE THE TERMS OF THE MERGER?

A:        General. Upon the consummation of the transactions contemplated by the Merger Agreement, the Diamond Information Institute, Inc. shareholders will receive an aggregate of (i) 7,400,000 shares (or 91%) of Jupiter Marine common stock and (2) 1,025,000 shares of Series A Voting Convertible Preferred Stock and Diamond Information Institute, Inc. will become a wholly owned subsidiary of Jupiter Marine. Pursuant to the merger agreement dated July 3, 2007, Jupiter Marine will form a wholly owned subsidiary and such subsidiary will merge with and into Diamond Information Institute. The separate corporate existence of the wholly owned subsidiary shall cease and Diamond Information Institute shall continue its existence as a wholly owned subsidiary of Jupiter Marine.

At the time of closing there are options and warrants outstanding to purchase shares of Diamond Information Institute, Inc. common stock pursuant to employment agreements and due to a recent unit offering conducted by Diamond Information Institute. Diamond Information Institute has authorized options pursuant to its employment agreement with Scott Wanstrath, it President. Mr. Wanstrath is entitled to 150,000 shares of the Company’s common stock at $0.50 for the years 2008 through 2012, assuming Mr. Wanstrath is employed with the Company for the duration of his employment agreement. Prior to the merger with Jupiter, Diamond Information Institute conducted a unit private placement that included 425,000 warrants that are exercisable for five years at a price of $1.50. See "Approval of the Merger Agreement – The Merger -- Effects of the Merger" "Approval of the Merger Agreement -- The Merger Agreement -- Certain Conditions to Consummation of the Merger" for a more detailed discussion.

The merger will become effective upon approval of Diamond Information Institute, Inc. shareholders and mailing of this information statement. Assuming all conditions to the merger are satisfied or waived, it is anticipated that the merger will be effective 20 days after the mailing of this information statement.

Conditions to Closing. In addition to other conditions to consummation of the merger customary to agreements of this type, the merger agreement provides that the obligations of the parties to effect the merger are subject to the satisfaction, among others, of the following conditions:

•	Jupiter Marine shall have maintained its quotation on the OTCBB;
•	Jupiter Marine shall have completed the share exchange or otherwise disposed of all of its assets and liabilities;
•	Jupiter Marine shall have amended its articles of incorporation increasing its authorized capital stock and changing its name to Bergio International, Inc.; and

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•	Jupiter Marine shall not have more than 7,400,000 shares outstanding immediately prior to the effective time of the merger.

Termination of the merger agreement. The merger agreement may be terminated by either party if:

•	the shareholders of either company do not approve the requisite transactions contemplated by the merger agreement;
•	the merger has not been consummated by December 31, 2007, or a later date mutually agreed upon;
•	there has been a material misrepresentation, breach of warranty or breach of a covenant by the other party; or
•	there has been a material adverse change in the financial condition of the other party.
Q:	WHO WILL SERVE AS MANAGEMENT OF JUPITER MARINE AFTER THE REVERSE MERGER?

A:        Jupiter Marine has agreed that, as of the effective time of the merger, the current board of directors at Jupiter Marine will appoint Berge Abajian, the designee of Diamond Information Institute, Inc. to serve on the board of directors of the surviving company until the next annual meeting of the shareholders. Immediately thereafter the current members of Jupiter’s board of directors will resign and the newly comprised board of directors will elect those individuals serving as officers of Diamond Information Institute, Inc. immediately preceding the effective time of the merger as officers of Jupiter Marine. Biographical information concerning the new director and new officers is set forth in "Approval of the Merger Agreement -- The Management of Jupiter Marine and the Surviving Company After the Merger."

Q:	WHAT ARE THE INTERESTS OF THE AFFILIATES OF JUPITER MARINE AND DIAMOND INFORMATION INSTITUTE, INC.?

A:        We are transferring our boat manufacturing business to affiliates of Jupiter Marine. The reverse merger will result in a change of control of Jupiter Marine. The individuals who will serve as directors and executive officers of Jupiter Marine following the effective time of the merger currently own no shares of Jupiter Marine's common stock. Following the merger and 12-to-1 reverse stock split, the current and future directors, executive officers and affiliates will be deemed to have such beneficial ownership of common stock as provided below.

In addition to the equity interests described below, the surviving entity have entered into employment agreements with Berge Abajian and Scott Wanstrath, and has agreed to pay an annual fee to all individuals serving on the board of directors. The terms of these agreements and director compensation are set forth in "Management After the Merger – Compensation." Also as previously described in this information statement, Carl Herndon and Lawrence Tierney will be receiving ownership interests of the boat manufacturing business upon effectiveness of the merger.

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	Shares Owned Prior to Effective Date		Shares Owned After Effective Date		Shares Owned Upon Conversion of Preferred Stock
Name	Number	Percentage	Number	Percentage	Number	Percentage
Jupiter Marine
Carl Herndon, Sr.	10,975,533(1)	52.9%	0	0%	0	0%
Lawrence Tierney	2,439,781 (2)	12.5%	0	0%	0	0%
Kerry Clemmons	475,000 (3)	2.5%	39,584	*	39,584	*

Diamond Information Institute (4)
Berge Abajian	0	0%	6,050,000	74.3%	15,050,000	80.7%
Scott Wanstrath	0	0%	250,000 (5)	3.1%	500,000 (5)	2.7%
Ralph Amato	0	0%	1,050,000	12.9%	2,050,000	11.0%
Hagop Baghdadlian	0	0%	50,000	*	50,000	*

*	Less than 1%

(1)       Includes (i) 250,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.15 per share expiring May 6, 2009, (ii) 1,000,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.32 per share expiring March 30, 2011, (iii) 1,291,725 of shares of common stock owned by Mr. Herndon’s immediate family members and (iv) 950,000 shares of common stock issuable upon the conversion of options held by Mr. Herndon’s immediate family members at an exercise price between $0.30 and $0.14 per share expiring between May 6, 2009 and January 13, 2010. Upon completion of the merger, all options will be forfeited.

(2)       Includes (i) 220,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009, (ii) 500,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.29 per share expiring March 30, 2011. Upon completion of the merger, all options will be forfeited.

(3)       Includes 150,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009. Upon completion of the merger, all options will be forfeited.

(4)       The individual shareholders shown for Diamond Information Institute does not include additional shareholders who purchased shares pursuant to a private placement offering conducted by Diamond Information Institute prior to the Merger with Jupiter. Therefore, there are approximately 425,000 subscribed but unissued shares to be distributed to approximately 7 shareholders. Additionally, Diamond Information Institute agreed to issue 100,000 restricted shares to an individual for past and future services rendered. Following the Merger with Jupiter, those shareholders will be issued restricted shares on a one for one basis.

(5)       The amount does not include Mr. Wanstrath’s 150,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.50 for each year of his employment agreement.

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Q:	HAS JUPITER MARINE RECEIVED A FAIRNESS OPINION?

A:        ManageSource Research, Inc. provided its opinion to Jupiter Marine’s board of directors that, as of the date of its opinion, the consideration received by Jupiter Marine in exchange for substantially all of its assets and the merger, combined together, is fair from a financial perspective to Jupiter Marine’s non-affiliated shareholders. The full text of ManageSource Research, Inc.'s opinion is attached to this information statement as Appendix D. In reaching its conclusion, ManageSource Research, Inc. reviewed various corporate and public documents and performed other financial studies and analyses. See "Approval of the Merger Agreement – The Merger Agreement -- Fairness Opinion."

Q:	WHAT WILL BE THE ACCOUNTING TREATMENT?

A:        Under generally accepted accounting principles the merger will be accounted for as a reverse acquisition, with Diamond Information Institute, Inc. as the surviving entity. The assets and liabilities of Diamond Information Institute, Inc. will be carried forward at historical cost.

Q:	WHAT ARE THE INTENDED FEDERAL INCOME TAX CONSEQUENCES?

A:        It is intended that the merger will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). It is not expected that the merger will result in any federal income tax consequences to shareholders of Jupiter Marine other than any shareholders exercising dissenter's rights under the FBCA. See "Approval of the Merger Agreement -- Certain Federal Income Tax Effects."

Q:	IS REGULATORY APPROVAL REQUIRED?

A:        Jupiter Marine and Diamond Information Institute, Inc. each believe that no regulatory approvals are or will be required in connection with the merger.

Q:	WILL JUPITER MARINE'S COMMON STOCK CONTINUE TO BE QUOTED ON THE OVER THE COUNTER BULLETIN BOARD (OTCBB)?

A:        Currently, our common stock is quoted on the OTCBB. The completion of the share exchange, merger and other proposals should have no effect on the quotation of our common stock on the OTCBB.

Q:	WHEN WILL THE SHARE EXCHANGE AND MERGER OCCUR?

A:        We plan to complete the share exchange, merger and other proposals as soon as possible after the mailing of this information statement, subject to the satisfaction or waiver of the conditions to the share exchange agreement and the Merger Agreement. Although we cannot predict exactly when all conditions will be satisfied or waived, we hope to complete the transactions during the third calendar quarter of 2007. The merger agreement provides for termination if the merger is not consummated by December 31, 2007, unless the both parties agree to a later date.

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Q:	WHAT WILL HAPPEN IF THE ASSET SALE AND MERGER ARE NOT CONSUMMATED?

A:        If for any reason the merger and share exchange are not consummated, Jupiter Marine will continue to own and operate its current boat manufacturing business and current shareholders will continue to be investors in the boat manufacturing business. Jupiter Marine currently has no other present plans or intentions to enter into another merger or reverse merger transaction. However, if the reverse merger is not completed, management of Jupiter Marine will review all available options.

Q:	ARE DISSENTERS' RIGHTS AVAILABLE AND HOW DO I EXERCISE THEM?

A:        Yes, Florida law provides that you may dissent from the share exchange (disposal of substantially all of the assets of Jupiter Marine). In order to perfect your dissenter’s rights, you must first notify Jupiter Marine prior to the Effective Date in writing. Jupiter Marine will then notify you that you are entitled to demand payment for your shares and instruct you of the necessary steps in order to obtain such payment. If you do not comply with the procedures governing dissenters' rights set forth under Florida law and explained elsewhere in this information statement, you may not be entitled to payment for your shares. You are urged to review the section of this information statement entitled "Rights of Dissenting Shareholders" and Appendix F for a more complete discussion of dissenters' rights.

Q:	WHAT DO I NEED TO DO NOW?

A:        This information statement contains important information regarding the share exchange, merger, and amendments to our articles of incorporation. It also contains important information about what our management and board of directors, and the management and board of directors of Diamond Information Institute, Inc., considered in evaluating the share exchange and merger. We urge you to read this information statement carefully, including the appendices, and to consider how the share exchange, merger and articles of amendment effect you as a shareholder.

Q:	DO I VOTE?
A:	No. The Proposals have already been approved. We are not asking you for a proxy.
Q:	WHO CAN HELP ANSWER MY QUESTIONS?

A:        If you have any questions regarding the matters discussed in this information statement or if you would like additional copies of this information statement, you should call Jupiter Marine’s corporate offices at (941) 729-5000.

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MARKET FOR COMMON STOCK

Jupiter Marine's common stock is currently quoted on the OTCBB under the symbol "JMIH." The stock is thinly traded and transactions in the stock are infrequent and sporadic. No established trading market exists for Diamond Information Institute, Inc.'s common stock.

The closing sale quotation per share of Jupiter Marine's common stock, as reported on the OTCBB on June 28, 2007 was $0.12.

The following table sets forth the high and low bid quotations for Jupiter Marine’s common stock for the periods indicated. These quotations, as reported by the OTCBB, reflect prices between dealers, do not include retail mark-ups, markdowns, or commissions, and may not necessarily represent actual transactions.

Calendar Period (1)	High	Low
Quarter ended March 31, 2005	$0.43	$0.27
Quarter ended June 30, 2005	$0.33	$0.25
Quarter ended September 30, 2005	$0.32	$0.26
Quarter ended December 31, 2005	$0.225	$0.23
Quarter ended March 31, 2006	$0.29	$0.29
Quarter ended June 30, 2006	$0.24	$0.24
Quarter ended September 30, 2006	$0.21	$0.17
Quarter ended December 31, 2006	$0.126	$0.116
Quarter ended March 31, 2007	$0.18	$0.12

(1)	The periods shown above are the traditional calendar quarters but Jupiter Marine’s fiscal year end is July 30.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This information statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of Jupiter Marine and Diamond Information Institute, Inc., and the effect of the merger. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. Jupiter Marine's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods are those described in the section of this information statement entitled "Risk Factors" Neither Jupiter Marine nor Diamond Information Institute, Inc. undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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THE INFORMATION STATEMENT

General

This information statement is being furnished to shareholders of Jupiter Marine in lieu of a special meeting of shareholders in connection with the following Proposals:

•

the sale of substantially all the assets of Jupiter Marine pursuant to the terms of an share exchange agreement between Jupiter Marine International Holdings, Inc. and certain affiliates and other shareholders of Jupiter Marine in connection with the merger with Diamond Information Institute, Inc.;

•

to approve the reverse merger between Jupiter Marine International Holdings, Inc., Jupiter Marine Sub Corp. (a to be formed wholly-owned subsidiary of Jupiter Marine Holdings, Inc.) and Diamond Information Institute, Inc.;

•	to amend our articles of incorporation to change our name to Bergio International, Inc.; and
•	to amend our articles of incorporation to effectuate a 12-to-1 reverse split of outstanding common stock.

The share exchange and merger agreement discussed in this information statement constitute a reverse merger, in which Diamond Information Institute, Inc. will be the surviving entity. This information statement is being sent in lieu of a special meeting. Jupiter Marine has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of Jupiter Marine’s common stock.

Jupiter Marine’s Board of Directors approved and recommended, pursuant to a written consent dated July 2, 2007, that the Proposals be accepted. Jupiter Marine’s stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent dated July 2, 2007. Jupiter Marine anticipates that the effectiveness of the asset sale and filing of the amendments will occur on or about _________, 2007 (the "Effective Date"). If the Proposals were not adopted by written consent, it would have been required to be considered by Jupiter Marine’s stockholders at a special or annual stockholders’ meeting convened for the specific purpose of approving the Proposals.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section 607.0704 of the Florida Business Corporation Act (the "FBCA") and Jupiter Marine’s bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of Jupiter Marine, the board of directors of Jupiter Marine voted to utilize the written consent of stockholders holding a majority of the voting power of the Jupiter Marine.

Carl Herndon, members of Mr. Herndon’s family and Lawrence Tierney, beneficially owning an aggregate of 9,987,833 shares of common stock, representing approximately 53% of the voting power of Jupiter Marine, gave their written consent to the Proposals described in this

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information statement on July 2, 2007. It is proposed that this information statement will be first sent to the stockholders on or about __________, 2007. The record date established by Jupiter Marine for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is July 2, 2007 (the "Record Date").

Jupiter Marine is distributing this information statement to its stockholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by Jupiter Marine with respect to the receipt of the written consents.

SHAREHOLDERS OF JUPITER MARINE ARE ENTITLED TO DISSENT FROM THE SHARE EXCHANGE DISCUSSED IN THIS INFORMATION STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED. SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE FBCA, WHICH ARE INCLUDED IN THE APPENDIX HERETO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below indicates the security ownership of officers, directors and beneficial owners as of the date of this information statement. Unless otherwise indicated, the business address of each person listed is 1303 10th Street East, Palmetto, Florida 34221.

Name and Address	Number of Beneficially Owned Shares	Percentage of Outstanding Shares Beneficially Owned

Carl Herndon, Sr.	10,975,533(1)	52.9%

Lawrence Tierney	2,439,781(2)	12.5%

Kerry Clemmons	475,000(3)	2.5%

Officers and Directors as a Group	13,890,314(1)(2)(3)	62.0%
(3 persons)

________________

(1)

Includes (i) 250,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.15 per share expiring May 6, 2009, (ii) 1,000,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.32 per share expiring March 30, 2011, (iii) 1,291,725 of shares of common stock owned by Mr. Herndon’s immediate family members and (iv) 950,000 shares of common stock issuable upon the conversion of options held by Mr. Herndon’s immediate family members at an exercise price between $0.30 and $0.14 per share expiring between May 6, 2009 and January 13, 2010.

(2)

Includes (i) 220,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009, (ii) 500,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.29 per share expiring March 30, 2011

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(3)	Includes 150,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009.

PROPOSAL ONE:

SHARE EXCHANGE AND REVERSE MERGER

The following discussion summarizes certain aspects of the proposal to sell all or substantially all of Jupiter Marine's assets to Carl Herndon, certain members of Mr. Herndon’s family and Lawrence Tierney. Additionally, the following discussion summarizes certain aspects of the reverse merger between Jupiter Marine and Diamond Information Institute. The following is not a complete statement of the terms of the share exchange agreement or the Merger Agreement and is qualified in its entirety by the share exchange agreement and the merger agreement, copies of which is attached as Appendix A and Appendix B.

General

The share exchange agreement provides for the transfer of Jupiter Marine’s operating subsidiaries and substantially all of the assets and liabilities of Jupiter Marine to Carl Herndon, certain members of Mr. Herndon’s family and Lawrence Tierney in exchange for 9,987,833 shares of Jupiter Marine common Stock. Carl Herndon, Sr. is the chief executive officer and chairman of Jupiter. Lawrence Tierney is chief financial officer and director of Jupiter. The remaining purchasing shareholders are family members of Mr. Herndon. The closing of the share exchange agreement is a condition of the merger with Diamond Information Institute, Inc., a jewelry designer and manufacturer. The consummation of these transactions will result in a reverse merger and Diamond Information Institute, Inc. will be the surviving entity. There will be a change of control and current shareholders will be substantially diluted.

Diamond Information Institute, Inc. shareholders will receive an aggregate of 7,400,000 shares of Jupiter Marine common stock and 1,025,000 shares of Series A Voting Convertible Preferred Stock (post reverse split) in exchange for their interests in Diamond Information Institute, Inc. The rights, designations and preferences of the preferred stock are contained in the articles of amendment, which is included as Appendix C to this information statement. Pursuant to the merger, Jupiter Marine will issue 1,025,000 shares of Series A Voting Convertible Preferred Stock. These shares have voting rights of 10:1 per one share of preferred stock. Additionally, the Preferred Stock has conversion rights of 1 preferred share to 10 shares of common stock. The Preferred Stock can only be converted if the proposed acquisitions with North American Jewelry, Inc. and Steckbeck Jewelry PVT, Ltd. or combined comparable value acquisitions are completed prior to the termination dates of October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time.

The shares of common stock issued pursuant to the merger will contain the same rights, terms and preferences as Jupiter Marine’s currently issued and outstanding shares of common stock. The par value of Jupiter Marine common stock is $0.001 per share. The holders of Jupiter Marine common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The holders of Jupiter Marine common stock are entitled to receive dividends when, as and if declared by the board of directors out of legally available

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funds. Jupiter Marine has not paid dividends on its common stock since its inception. In the event of Jupiter Marine’s liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock, as such, have no conversion or other subscription rights, and there are no redemption provisions applicable to common stock. The common shares have no preemptive rights. All of the outstanding shares of common stock are, and the shares of common stock to be issued pursuant to the merger, will be duly authorized, validly issued, fully paid and nonassessable. Jupiter Marine is also authorized to issue up to 5,000,000 shares of preferred stock, the rights, preferences and designations of such shares to be determined by the board of directors of Jupiter Marine. There are currently no shares of preferred stock issued or outstanding. However, Jupiter Marine has agreed to issue 1,025,000 shares of Series A Voting Convertible Preferred Stock (post reverse split) pursuant to the Merger Agreement. Pursuant to the terms of the merger, Carl Herndon and Mr. Tierney have agreed to forfeit options all exercisable to purchase shares of common stock.

There will be no material differences in shareholder rights as a result of the reverse merger.

Reasons For Share Exchange

The disposition of all of Jupiter Marine's assets is a condition to the consummation of the merger, as described in this information statement.

Share Exchange Agreement

Pursuant to the merger, Jupiter Marine will dispose of its current operations under a share exchange agreement with Carl Herndon, certain members of Carl Herndon’s family and Lawrence Tierney. Carl Herndon, certain members of Carl Herndon’s family and Lawrence Tierney will receive a wholly owned interest in Jupiter Marine International, Inc. and Jupiter Marine’s remaining assets in exchange of an aggregate of 9,987,833 shares of Jupiter Marine common stock held by the affiliates. Such shares will be cancelled by Jupiter Marine. In addition, as required under the terms of the share exchange agreement, the purchasing group will assume substantially all of Jupiter Marine's obligations incurred prior to the effective date of the reverse merger. You are urged to review the share exchange agreement, a copy of which is incorporated in and attached to this information statement as Appendix A, for a complete statement of the terms of the share exchange.

Effective Date And Consequences Of The Share Exchange

The effective time of the share exchange will immediately precede the closing of the merger. Upon the consummation of the share exchange, Jupiter Marine will no longer manufacture boats and Jupiter Marine shareholders will no longer own an investment in the boat manufacturing business.

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Rights Of Dissenting Shareholders

The proposed share exchange is a corporate action which gives rise to dissenters' rights under the FBCA. A summary and discussion of dissenters' rights available to Jupiter Marine shareholders is set forth in this information statement under the heading "Rights of Dissenting Shareholders." Dissenters’ rights under the FBCA are attached to this information statement as Appendix E.

Fairness Opinion

The board of directors engaged ManageSource Research Valuation Group, Inc. to perform a fairness evaluation of the share exchange and merger. ManageSource Research Valuation Group, Inc. has been engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public and private financing, and valuations for estate, corporate and other purposes. The fairness opinion is attached to this information statement as Appendix D. The opinion is discussed below.

Interests Of Certain Entities

In considering the share exchange, you should be aware that Carl Herndon and Lawrence Tierney currently own an aggregate of approximately 9,987,833 shares of the Jupiter Marine outstanding common stock. Therefore, Carl Herndon and Lawrence Tierney, as shareholders of Jupiter Marine, have interests in the share exchange in addition to, and different from, the interests of Jupiter Marine's other shareholders.

Background Of The Merger

The following information describes the material aspects of the merger. This description does not purport to be complete and is qualified in its entirety by reference to the appendices attached hereto, including the merger agreement, which is attached to this information statement as Appendix B and is incorporated herein by reference. You are urged to read Appendix B in its entirety. On the closing date of the merger agreement, Jupiter Marine will receive 100% of the outstanding shares of Diamond Information Institute, Inc. common stock in exchange for 7,400,000 shares of Jupiter Marine common stock and 1,025,000 shares of Series A Voting Convertible Preferred Stock.

The merger is a reverse merger in which Diamond Information Institute, Inc. will be the surviving entity. In 2006, Jupiter Marine's board of directors began considering and evaluating the economic conditions for Jupiter Marine and began to evaluate restructuring alternatives. Jupiter Marine was introduced to Diamond Information Institute, Inc. and the parties entered into a non-binding letter of intent to facilitate a merger between the companies. The parties executed the merger agreement on July 3, 2007. The merger and non-binding letter of intent are the only agreements entered into by and between Jupiter Marine and Diamond Information Institute, Inc. Except as otherwise disclosed in this information statement there are no past contacts, transactions or negotiations with Diamond Information Institute, Inc.

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If for any reason the merger and asset sale are not consummated, Jupiter Marine will continue to own and operate its current boat manufacturing business. Jupiter Marine currently has no other plan or intentions to enter into another merger or reverse merger transaction.

Reasons For The Merger

Jupiter Marine is proposing the reverse merger for several reasons: (1) the performance of Jupiter Marine common stock in the marketplace has been disappointing since its initial quotation on the Over the Counter Bulletin Board; (2) the revenues that our boat manufacturing operations have generated and the revenues that management believes our boat manufacturing operations will generate in the future, when coupled with the costs and requirements of a publicly reporting company, are not adequate to generate significant profits; (3) the amount of working capital necessary to conduct and grow Jupiter Marine's boat manufacturing operations has increased significantly; and (4) negative forecasts for the marine industry. The board of directors has determined that it is in Jupiter Marine's best interests to dispose of Jupiter Marine International, Inc., its operating subsidiary and all or substantially all of Jupiter Marine's current operations. The board of directors believes that if the reverse merger is completed, Jupiter Marine's shareholders are more likely to realize increased value, because its share price may increase as a result of the business and results of operations of the surviving entity.

The decision by Diamond Information Institute, Inc.'s board of directors and shareholders to enter into the merger agreement is based upon their belief that funding sources and access to capital markets are more readily available to Diamond Information Institute, Inc. as a public company with a trading market for its common stock then if it remained a private company. Diamond Information Institute, Inc. also believes that as a public company its common stock may be used as consideration for the acquisition of other manufacturing and retail jewelry companies. Jupiter Marine’s common stock has not historically been sufficient to serve as currency because its common stock has and continues to trade at approximately $0.12 per share with limited liquidity. Diamond Information Institute, Inc. believes that the new business and potential growth for the surviving business operations will generate greater investor interest and increased liquidity in the publicly trading stock, making it more attractive to serve as currency for the surviving company. Diamond Information Institute, Inc. believes that its jewelry design and manufacturing operations will generate significantly more investor interest than a regional boat manufacturing company. However, if the stock continues to trade at historical levels with limited liquidity, Diamond Information Institute, Inc. may be unable to make future acquisitions or may be required to change its acquisition strategy. Another factor for Diamond Information Institute, Inc. in entering into the merger agreement is that as a public company, its shareholders will be better able to sell all or a part of their common stock because there may be a public market for the common stock of Diamond Information Institute, Inc.

The Merger Agreement

General Terms

Pursuant to the merger agreement dated July 3, 2007, Jupiter Marine will form a wholly owned subsidiary and such subsidiary will merge with and into Diamond Information Institute. The separate corporate existence of the wholly owned subsidiary shall cease and Diamond

21

Information Institute shall continue its existence as a wholly owned subsidiary of Jupiter Marine. The merger agreement provides that, upon the satisfaction or waiver of certain conditions, the holders of all 17,650,000 shares of Diamond Information Institute, Inc. will exchange their interests in Diamond Information Institute, Inc. for an aggregate of 7,400,000 shares of Jupiter Marine common stock and 1,025,000 shares of Series A Voting Convertible Preferred Stock. The preferred stock has voting rights of 10:1 per one share of preferred stock. Additionally, the Preferred Stock has conversion rights of 1 preferred share to 10 shares of common stock. The Preferred Stock can only be converted if the proposed acquisitions with North American Jewelry and Steckbeck Jewelry or combined comparable valued acquisitions are completed prior to the termination dates of October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time.

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. An aggregate of 4 individuals and entities will receive shares of common stock and preferred stock pursuant to the merger. In addition Diamond Information Institute conducted a private placement offering prior to the merger whereby Diamond Information Institute has subscribed but unissued approximately 425,000 restricted shares to 7 accredited investors. Additionally, Diamond Information Institute has agreed to issue 100,000 shares of restricted common stock to an individual for past and future services. Subsequent to the merger being completed, Diamond Information Institute will issue shares of the surviving company to those accredited investors. The individuals and entities described above are all accredited. The individuals and entities have received current information about Jupiter Marine and the reverse merger and have had an opportunity to ask questions about Jupiter Marine and the reverse merger. All shares of common stock issued pursuant to the merger will contain legends restricting transferability absent registration or applicable exemption.

Following the merger, Diamond Information Institute, Inc. will be the surviving entity. It is anticipated that if all conditions of the merger have been satisfied or waived, the merger will be completed within 20 days of the mailing of this information statement. The delay in fulfilling any condition of the merger could delay the completion of the merger or result in the termination of the merger agreement.

Effects of the Merger

The merger will be accounted for as a reverse acquisition, with Diamond Information Institute, Inc. as the surviving entity. At the effective time of the merger, all outstanding shares of Diamond Information Institute, Inc. common stock will be exchanged for an aggregate of 7,400,000 shares of Jupiter Marine common stock and 1,025,000 Series A Voting Convertible Preferred Stock. Following the merger and assuming Jupiter Marine's share exchange, Diamond Information Institute, Inc. will be a wholly owned subsidiary of Jupiter Marine.

Upon the exchange of all shares of Diamond Information Institute, Inc. common stock, the aggregate number of shares of Jupiter Marine common stock issuable to the shareholders of Diamond Information Institute, Inc. will be 7,400,000, or approximately 91% of the Jupiter Marine common stock outstanding immediately after the effective time of the merger. Additionally, if Diamond Information Institute completes the proposed acquisitions, it will be eligible to convert the preferred stock into shares of common stock thereby owning

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approximately 96% of the Jupiter Marine common stock. As a result, the shareholders of Diamond Information Institute, Inc. will have significant control over Jupiter Marine.

Fractional Shares

No fractional shares of Jupiter Marine common stock shall be issued in exchange for shares of Diamond Information Institute, Inc. common stock. In lieu thereof, fractional shares shall be rounded to the nearest whole number.

Effective Time

If the merger agreement is adopted by the requisite vote of the shareholders of Diamond Information Institute and all of the other conditions described under "Conditions to Consummation of the Merger" are satisfied or waived by one or both of the parties, as appropriate (and to the extent permitted by the merger agreement), then, unless the merger agreement is previously terminated, the merger will be consummated and become effective immediately following the Effective Date of the Information Statement. There can be no assurance that all conditions to the merger will be satisfied. The merger agreement may be terminated prior to the effective date of the merger by either Jupiter Marine or Diamond Information Institute, Inc. in specified circumstances. See "Termination."

Representations and Warranties

Subject to specified exceptions, the merger agreement contains various representations and warranties of both Jupiter Marine and Diamond Information Institute, Inc. relating to, among other things:

•	the due organization, power and standing of Jupiter Marine and Diamond Information Institute, Inc., and similar corporation matters;
•	the absence of any public body, court or authority's authorization, consent or approval required for the consummation of the merger by Jupiter Marine and Diamond Information Institute, Inc.;
•	the capital structure and the authorization and validity of the outstanding shares of capital stock of Jupiter Marine and Diamond Information Institute, Inc.;
•	the absence of material changes or events with respect to Jupiter Marine and Diamond Information Institute, Inc.;
•	the absence of material undisclosed liabilities of Jupiter Marine and Diamond Information Institute, Inc.;
•	the absence of pending or threatened actions against such party with respect to the merger;
•	the filing of tax returns, the absence of tax audits, the payment of taxes and related tax matters by Jupiter Marine and Diamond Information Institute, Inc.;
•	undisclosed transactions with affiliates of Jupiter Marine and Diamond Information Institute, Inc.; and
•	material disclosure by Jupiter Marine and Diamond Information Institute, Inc.

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In addition, Jupiter Marine has also made additional representations and warranties to Diamond Information Institute, Inc. relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions):

•	the filing of reports and other documents with the SEC, the material compliance of such documents with SEC rules and regulations and the accuracy of the information contained therein;
•	the material compliance of this information statement with state and Federal laws and the accuracy of the information contained therein; and
•	the authorization and validity of the shares of common stock to be issued pursuant to the merger agreement.

Covenants

The merger agreement also contains various other covenants, including the following:

•	The parties shall use all reasonable efforts to make all legally-required filings and take all other actions necessary, proper or advisable to consummate the merger;
•

Jupiter Marine is required to seek approval of the proposals contemplated by the merger agreement from its shareholders and notify its shareholders of the pending transactions via the mailing of an information statement; each party is required to cooperate in the preparation of the information statement;

•	Neither Jupiter Marine nor Diamond Information Institute, Inc. shall knowingly take any action which would disqualify the merger as a tax-free reorganization under the Internal Revenue Code;
•

Subject to the fiduciary duties and legal obligations of the respective boards of directors of Jupiter Marine and Diamond Information Institute, Inc., the parties shall each recommend approval of the merger agreement, and, in the case of Jupiter Marine, the sale of substantially all of its assets and the amendment to Jupiter Marine’s articles of incorporation, and use all reasonable efforts to obtain approvals thereof from their respective shareholders;

•	At the effective time of the merger, Jupiter Marine shall deliver the voluntary resignations of its directors and executive officers; and
•

The parties agreed that, following the effective time of the merger, they will not alter the rights of any current or former director of Jupiter Marine who has a right to indemnification from Jupiter Marine pursuant to its articles of incorporation or bylaws.

Limitations on Solicitation of Transactions

Pursuant to the merger agreement, Jupiter Marine and Diamond Information Institute, Inc. have each agreed that neither party nor any party's officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided that either party may engage in such discussion in response to an unsolicited proposal from an unrelated party if such party's board of directors determines, in good faith, after consultation with counsel, that the failure to engage in

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such discussions may constitute a breach of the fiduciary or legal obligations of such board of directors. Jupiter Marine and Diamond Information Institute, Inc. have each agreed to promptly advise the other party if it receives a proposal or inquiry with respect to the matters described above.

Conditions to Consummation of the Merger Agreement

The effective time of the merger shall occur only upon the satisfaction of numerous conditions by either Jupiter Marine, Diamond Information Institute, Inc. or both. The merger agreement provides that neither party is obligated to consummate the merger unless the following conditions are satisfied or mutually waived:

•	NASD shall not have provided any notice to Jupiter Marine that the quotation of its common stock may be in jeopardy following the completion of the merger;
•	There shall be no injunction or other order of any court and there shall not have been any law enacted prohibiting the transactions contemplated by the merger agreement;
•	Each party shall have obtained all necessary third party consents and approvals;
•	No action or proceeding shall be pending or threatened which would seek to prohibit the transactions contemplated by the merger agreement; and
•	The offering of shares of Jupiter Marine common stock to the Diamond Information Institute, Inc. shareholders shall be exempt under the Securities Act.

Conditions to Jupiter Marine's Obligations

In addition to the conditions set forth above, the obligation of Jupiter Marine to effect the merger is subject to the satisfaction of the following conditions at or prior to the effective time of the merger (unless waived by Jupiter Marine):

•	The shareholders of Diamond Information Institute, Inc. shall have approved the merger;
•	The representations and warranties of Diamond Information Institute, Inc. contained in the merger agreement shall be true and correct on the closing date; and
•

Diamond Information Institute, Inc. shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the merger agreement to be performed or complied with by Diamond Information Institute, Inc. at or prior to the effective time of the merger.

Conditions to Diamond Information Institute, Inc.'s Obligations

The obligation of Diamond Information Institute, Inc. to effect the merger is subject to the satisfaction of conditions at or prior to the effective time of the merger (unless waived by Diamond Information Institute, Inc.):

•	The shareholders of Jupiter Marine shall have approved the proposals by the requisite votes;
•	The representations and warranties of Jupiter Marine contained in the merger agreement shall be true and correct on the closing date;
•	Jupiter Marine shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions

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required by the merger agreement to be performed or complied with by Jupiter Marine at or prior to the effective time of the merger;

•	All outstanding options held by Carl Herndon and Lawrence Tierney shall have been forfeited;
•	Jupiter Marine shall have disposed of all or substantially all of its assets and liabilities; and
•	Jupiter Marine shall not have more than 740,000 shares of its common stock outstanding on a fully diluted basis.

Termination of Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger:

•	by mutual consent of Jupiter Marine and Diamond Information Institute, Inc.; or
•	by either Jupiter Marine or Diamond Information Institute, Inc. if:
(1)	the shareholders of either company do not give the requisite approvals to the transactions contemplated by the merger agreement;
(2)	the merger has not been consummated on or before December 31, 2007, or such later date as the parties may mutually agree;
(3)	there has been a material misrepresentation, breach of warrant or breach of covenant by the other party; and
(4)

there shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

If for any reason the merger and asset sale are not consummated, Jupiter Marine will continue to own and operate its current boat manufacturing business and current shareholders will continue to be investors in the boat manufacturing business. Jupiter Marine currently has no other present plans or intentions to enter into another merger or reverse merger transaction. However, if the reverse merger is not completed, management of Jupiter Marine will review all available options.

Expenses

Each party is responsible for all of its expenses incurred in connection with the merger and asset sale.

Penny Stock Rules

Jupiter Marine’s common stock is subject to the Penny Stock Rules promulgated under the Securities Exchange Act of 1934. These rules regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The Penny Stock Rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the

26

rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation.

In addition, the Penny Stock Rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for Jupiter Marine’s common stock.

Management After The Merger Agreement

The merger is a reverse merger in which Diamond Information Institute, Inc. will be the surviving company. As a result of this reverse merger, a change in control in Jupiter Marine will occur. Pursuant to the merger agreement, the officers and directors of Jupiter Marine, will, as of the effective time of the merger, resign. Simultaneous with their resignations, Berge Abajian will serve as director of Jupiter Marine until the next annual meeting of Jupiter Marine’s shareholders. The new board of directors will appoint new officers of Jupiter Marine. Biographical information concerning the new directors and officers is set forth below:

Name	Age	Position
Berge Abajian	47	Chief Executive Officer, Chief Financial Officer and Chairman
Scott Wanstrath	46	President

Berge Abajian comes from a family background in jewelry manufacturing. The Abajian family started manufacturing jewelry in the 1930’s and Berge entered into the industry as a manufacturer in 1980. Mr. Abajian established the Diamond Information Institute in 1995 and has started his “Bergio” brand label over ten years ago. The Bergio line was one of the first to introduce yellow diamonds in jewelry and has continued to be on the cutting edge of jewelry trends. In 2002, Mr. Abajian also began production of his Bergio Bridal Collection. Mr. Abajian has a BS in Business Administration from Fairleigh Dickinson University and well known and respected in the jewelry industry. Since 2005, Mr. Abajian has served as the President of the East Coast branch of the Armenian Jewelry Association and has also served as a Board Member on MJSA (Manufacturing Jewelers and Suppliers of America), New York Jewelry Association, and the 2001-2002 Luxury Show.

Scott Wanstrath has over 28 years experience in sales, merchandising, and marketing in the jewelry industry. For the past seven years, Mr. Wanstrath worked for LID Ltd, where he served as the Executive Vice President of the Jewelry Division since 2002. While at LID, Mr. Wanstrath’s chief responsibilities included the design, merchandising, and sales of the company’s products in the North American Markets. Additionally, Mr. Wanstrath has worked

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with small to medium retailers and has expertise in dealing with major accounts of big box retailers. Mr. Wanstrath has sold to retailers, wholesalers, and manufacturers as well as merchandised accounts in Hong Kong, Bangkok, and Bombay.

Employment Agreements and Compensation

Diamond Information Institute has entered into employment agreements with its Chief Executive Officer, Berge Abajian, and its President, Scott Wanstrath. Both agreements are for a five year term. Pursuant to Mr. Abajian’s agreement he is entitled to a base salary of $175,000 for the first year; $250,000 per annum for the second and third years of the agreement; and $300,000 per annum for the fourth and fifth years of the agreement. Additionally, Mr. Abajian is entitled to a quarterly bonus equal to 0.5% of the annualized revenues less the base salary paid to him. In addition to Mr. Abajian’s base salary and quarterly bonus, Mr. Abajian shall be paid an annual bonus based upon pretax profits and future stock performances, which will be determined by an Addendum to the employment agreement and finalized within the next twelve months. In the event the employment agreement is terminated by Diamond Information Institute for cause, as defined by the agreement, or by death, Diamond Information Institute shall pay to Mr. Abajian or his estate, three months base salary and any bonus which may be due during the year such termination occurs.

In addition to Mr. Abajian’s agreement, Diamond Information Institute has executed an employment agreement with Mr. Wanstrath for a five year term. Pursuant to the agreement, Mr. Wanstrath is entitled to $175,000 for the first year beginning on August 1, 2007; $250,000 per annum for the second and third years of the agreement; and $300,000 per annum for the fourth and fifth years of the agreement. In addition to the base salary, Mr. Wanstrath is entitled to an Annual Bonus calculated at 2% of the pretax profits of the Company. Furthermore, Mr. Wanstrath is entitled to stock compensation of up to a total of 500,000 shares. The first 250,000 shares were issued at the time of execution of the agreement and the additional 250,000 shares are conditional and contingent on the consummation and closing of the proposed acquisitions with North American Jewelers and Steckbeck Jewelry. Pursuant to the Merger Agreement with Jupiter Marine, Mr. Wanstrath will also receive shares of the Series A Convertible Preferred Stock, which have conversion rights if the proposed acquisitions are completed prior to October 15, 2007 or 90 days after the closing of the merger with Jupiter, whichever comes later. Mr. Wanstrath will also be granted 150,000 options per year for a period of five years at $0.50 per share for each full year of employment. In the event that the proposed acquisitions are closed at or prior to the time of exercise of Mr. Wanstrath’s options, the option grant will consist of the right to purchase 300,000 shares at $0.50 per share. In the event that Mr. Wanstrath is terminated by Diamond Information Institute for cause (as defined by the Agreement), by Mr. Wanstrath voluntarily, or by death, the Company will pay Mr. Wanstrath his base salary through the termination date and reimburse him for any expenses allowed under the agreement. If Mr. Wanstrath’s is terminated without cause, Diamond Information Institute shall pay Mr. Wanstrath three months base salary, any bonus due during the year in which such termination occurs, and reimburse Mr. Wanstrath for any expenses allowable under the agreement.

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Advisory Panel

On April 2, 2007, Diamond Information Institute’s Board of Directors approved the establishment of an Advisory Panel to provide on-going advice to the Company’s officers. Under the terms of the resolution adopting the panel, the Board of Directors agreed to issue 50,000 shares of common stock to each panel member as remuneration of their services. Currently, there are two members, Ralph Amato and Hagop Baghdadlian that have been appointed to the panel. Mr. Amato is the CEO of Ventana Capital Partners, which specializes in reverse shell mergers, private placements, IPO, secondary offerings, and PIPES. Ventana Capital Partners was also retained by Diamond Information Institute in December 2006 and Mr. Amato has assisted in the merger transaction with Jupiter Marine and will continue to be instrumental in assisting the Company in subsequent financings for the proposed acquisitions. Mr. Baghdadlian opened Hagop Baghdadlian LTD, in 1977 as a diamond dealer in New York City. In 2003, Hagop Baghdadlian LTD merged with Cora Diamonds, Inc., a diamond manufacturer and Mr. Baghdadlian became President of Cora International, LLC. Cora International has since become a leading manufacturer of fancy colored diamonds.

Other Compensation

Pursuant to the agreement with Ventana Capital Partners agreement, Diamond Information Institute has agreed to pay a monthly cash compensation of $5,000 starting the first month following the closing of its private placement. In addition, Diamond Information Institute has agreed that if its gross sales exceed $70 million in the preceding 12 month period, then the monthly cash compensation will increase to $10,000 per month, effective the first quarter immediately following the 4 quarters in which Diamond Information Institute’s annual gross sales exceeded $70 million. If its gross sales exceed $100 million in the preceding 12 month period, the monthly cash compensation shall be increased to $15,000 a month, effective the first quarter immediately following the 4 quarters in which Diamond Information Institute’s annual gross sales exceeded $100 million.

In addition to the monthly compensation, Diamond Information Institute has agreed to additional compensation to Ventana Capital Partners for any aggregate financing activities and any purchases or acquisitions made by Diamond Information Institute. Ventana Capital Partners has agreed to act as the exclusive agent for Diamond Information Institute with regards to any acquisitions and Ventana will receive 5% of the non-contingent purchase price of each acquisition. Ventana Capital Partners will also assist in financing transactions for Diamond Information Institute and will be entitled to a fee equal to 7% of any transaction. Finally, for any operational or recurring-type transactions such as credit, factoring, trade credits, or the like, Diamond Information Institute will give Ventana Capital Partners a fee of 1% for each transaction.

Interests Of Certain Persons In The Merger Agreement

The following table sets forth certain information regarding the beneficial ownership of Jupiter Marine's common stock as of the Record Date, and as adjusted to give effect to the merger as if such transaction had occurred on such date, by those individuals who will serve as directors and by the directors and executive management of Jupiter Marine (as a group)

29

following the merger. See "Management of Jupiter Marine After the Merger." The table also includes, on an adjusted basis to give effect to the merger, each person that will own more than 5% of Jupiter Marine’s common stock following the merger. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the Jupiter Marine shareholders below is 1303 10th Street East, Palmetto, Florida 34221. Unless otherwise indicated, the address for each of the Diamond Information Institute shareholders below is: 12 Daniel Road East, Suite 201, Fairfield, New Jersey 07004.

	Shares Owned Prior to Effective Date		Shares Owned After Effective Date		Shares Owned Upon Conversion of Preferred Stock
Name	Number	Percentage	Number	Percentage	Number	Percentage
Jupiter Marine
Carl Herndon, Sr.	10,975,533(1)	52.9%	0	0%	0	0%
Lawrence Tierney	2,439,781 (2)	12.5%	0	0%	0	0%
Kerry Clemmons	475,000 (3)	2.5%	39,584	*	39,584	*

Diamond Information Institute (4)
Berge Abajian	0	0%	6,050,000	74.3%	15,050,000	80.7%
Scott Wanstrath	0	0%	250,000 (5)	3.1%	500,000 (5)	2.7%
Ralph Amato	0	0%	1,050,000	12.9%	2,050,000	11.0%
Hagop Baghdadlian	0	0%	50,000	*	50,000	*
*	Less than 1%

(1)       Includes (i) 250,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.15 per share expiring May 6, 2009, (ii) 1,000,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.32 per share expiring March 30, 2011, (iii) 1,291,725 of shares of common stock owned by Mr. Herndon’s immediate family members and (iv) 950,000 shares of common stock issuable upon the conversion of options held by Mr. Herndon’s immediate family members at an exercise price between $0.30 and $0.14 per share expiring between May 6, 2009 and January 13, 2010. Upon completion of the merger, all options will be forfeited.

(2)       Includes (i) 220,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009, (ii) 500,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.29 per share expiring March 30, 2011. Upon completion of the merger, all options will be forfeited.

(3)       Includes 150,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009.

(4)       The individual shareholders shown for Diamond Information Institute does not include additional shareholders who purchased shares pursuant to a private placement offering conducted by Diamond Information Institute prior to the Merger with Jupiter. Therefore, there are approximately 425,000 subscribed but unissued restricted shares to be distributed to approximately 7 shareholders. Additionally, Diamond Information Institute has agreed to issue 100,000 shares of restricted common stock to an individual for past and future services.

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Following the Merger with Jupiter, those shareholders will be issued restricted shares on a one for one basis.

(5)       The amount does not include Mr. Wanstrath’s 150,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.50 for each year of his employment agreement.

Fairness Opinion

Based on the information and analyses set forth above, ManageSource Research delivered its written opinion to Jupiter Marine’s board of directors, which stated that, as of June 21, 2007, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion the Transaction is fair, from a financial point of view, to the nonaffiliated stockholders. ManageSource Research is a research-driven Specialized Equity Securities Advisor and Corporate Securities Transaction Consultant. As part of its advisory services, it regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. We determined to use the services of ManageSource Research because it is a recognized equity securities advisory firm that has substantial experience in similar matters. ManageSource Research received a $40,000 fee in connection with the preparation and issuance of its opinion. In addition, Jupiter Marine has agreed to indemnify ManageSource Research for certain liabilities that may arise out of the rendering of its opinion. ManageSource Research does not beneficially own any interest in either Jupiter Marine or Diamond Information Institute, Inc. and has not provided either company with any other services in the past.

ManageSource Research made a quantitative and qualitative assessment of economic, market, and financial conditions of both Jupiter Marine and Diamond Information Institute in order to render its opinion. Additionally, ManageSource Research’s opinion took into account a number of key factors regarding the operations of Diamond Information Institute as they pertain to the market value of the its equity and the potential valuation of the entity, post merger with Jupiter Marine. More specifically, those factors were:

1.

Diamond Information Institute is engaged in the high-end jewelry segment and generates approximately 10% EBITDA margins and 5% Net margins. These are in-line with the most mature and leading comparable public companies, which all maintain a premium for their common stock in the public markets.

2.

The facts presented for ManageSource Research’s opinion assume a very limited public float as represented by the non-affiliate shares issued and outstanding of just 739,669. The remaining affiliate shares will be issued to and beneficially held by the owner and single largest shareholder of Diamond Information Institute, as well as three other affiliate shareholders. Such affiliate shareholders will be subject to very restrictive volume, time and reporting requirements as provided by SEC Rule 144. The extremely limited float should also increase the premium placed by public market participants in the stock. This is due to the fact that the relative value of each share, particularly in a high margin environment, is greater.

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3.

Diamond Information Institute maintains an acquisition strategy that will accrete exponential revenue and earnings growth, as evidenced by the definitive asset purchase agreement presented to ManageSource Research but was not included in the economic evaluation.

4.

Industry comparables suggest premiums are placed on companies with limited capital structures and high perceived value opportunities well beyond book, earnings or other forms of conservative valuation methods, which were applied herein to support ManageSource Research’s opinion.

5.

ManageSource Research relied substantially on Audited fiscal year end results for Jupiter Marine and Diamond Information Institute, in order to develop valuation models, assess the relative economic merits and render its opinion.

However, these factors should not be considered exclusive and ManageSource Research’s opinion is intended as an information source to be considered by the Board of Directors of each entity when determining to complete the merger. Furthermore, for the complete fairness opinion please see Appendix D.

Engagement And Compensation Of Financial Advisor

ManageSource Research was paid a fee of $40,000 for the fairness opinion. Additionally, Diamond Information Institute paid ManageSource $22,500 for additional services related to the merger and assist in the coordination of the due diligence process as an independent source. No other compensation was paid to ManageSource Research or any other financial advisor. No instructions or limitations were placed on ManageSource Research by us or Diamond Information Institute, Inc. or are there any material relationships between ManageSource Research and Jupiter Marine or Diamond Information Institute, Inc. ManageSource Research was selected to render the fairness opinion following interviews with three candidates who each provided proposals for the engagement. The method of determination for selecting the advisor was based upon the quality of the proposal, the experience of the candidates, and the recommendations of legal counsel and other business professionals.

Regulatory Approval

Jupiter Marine and Diamond Information Institute, Inc. each believe that no regulatory approvals are or will be required in connection with the reverse merger.

Accounting Treatment

Under generally accepted accounting principles the merger will be accounted for as a reverse acquisition, with Diamond Information Institute, Inc. as the surviving entity. The assets and liabilities of Diamond Information Institute, Inc. will be carried forward at historical cost. Jupiter Marine and Diamond Information Institute, Inc. expect that the merger and share exchange will be treated as a tax-free reorganization within the meaning of the Code, and that no income, gain or loss will be recognized by Jupiter Marine or its shareholders as a result of the consummation of either transaction other than shareholders exercising dissenters' rights under the FBCA with respect to the share exchange.

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PROPOSAL TWO:

APPROVAL OF AMENDMENT TO THE ARTICLES OF

INCORPORATION TO CHANGE JUPITER MARINE'S NAME

General

The board of directors and majority shareholders approved a proposal to amend Jupiter Marine’s articles of incorporation to change Jupiter Marine’s name to Bergio International, Inc. Bergio International, Inc. will be our company’s new name. The text of the proposed amendment is set forth in Appendix C attached to this information statement.

Reasons For The Amendment

Our board of directors proposed the articles of amendment to change our corporate name because it is a condition to the merger. In addition, Bergio International, Inc. more accurately represents the business of Diamond Information Institute, Inc. The name change is a condition of the merger and contingent upon the effectiveness of the merger.

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PROPOSAL THREE:

APPROVAL OF AMENDMENT TO THE ARTICLES OF

INCORPORATION TO EFFECTUATE A 12-TO-1 REVERSE STOCK SPLIT

Overview

Our Board of Directors and holders of a majority of our common stock have approved an amendment to the Company’s Articles of Incorporation to effect a 1-for-12 reverse stock split whereby every 12 shares of the Company common stock outstanding will be combined and reduced into one share of the Company common stock. A copy of the proposed certificate of amendment is attached as Appendix C to this information statement. Jupiter Marine shareholders are urged to read the articles of amendment carefully as it is the legal document that governs the amendment of the Company’s Articles of Incorporation. Approval of this proposal is required to consummate the merger.

By approving this proposal, the Company’s shareholders will authorize the Company’s Board of Directors to file this amendment with the Secretary of State of the State of Florida. The reverse stock split will become effective upon filing of the amendment. The reverse split is contingent on the consummation of the reverse merger. If for any reason the reverse merger is not approved or it does not appear that the reverse merger will be consummated, this proposal may not be implemented.

Reasons for the Reverse Stock Split

The reverse stock split is a condition to the merger, as amended. By reducing the number of outstanding shares of the Company common stock via a reverse stock split prior to effecting the reverse merger, the parties will be able to achieve the negotiated post-reverse merger ownership percentages.

Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each shareholder will own a reduced number of shares of the Company common stock. The proposed reverse stock split will affect all of the Company’s existing shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of the Company common stock will not be affected by the proposed reverse stock split, other than as a result of the rounding of fractional shares as described below. However, the reverse stock split is contingent on the completion of the merger. The subsequent effectiveness of the merger will result in substantial dilution to the Company’s shareholders.

The number of authorized shares and shareholders of record will not be affected by the proposed reverse stock split. The proposed reverse stock split by itself will not affect the rights of shareholders or any shareholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares. This will increase significantly the ability of the Company’s Board of Directors to issue authorized and unissued shares without further shareholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the

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earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws.

Currently, the Company, prior to the approval of the other proposals within this information statement, is authorized to issue up to a total of 55,000,000 shares of capital stock, consisting of 5,000,000 shares of “blank check” preferred stock and 50,000,000 shares of common stock. Thus, immediately following the reverse stock split and other proposals, the total number of authorized shares of capital stock would remain at 55,000,000, consisting of 5,000,000 shares of “blank check” preferred stock and 50,000,000 shares of common stock. The par value of the Company common stock and preferred stock would remain unchanged at $0.001 per share, as well. Based on the number of issued and outstanding shares of common stock as of the record date, a total of 31,136,139 shares of common stock would be authorized but unissued immediately prior to the reverse stock split.

After completion of the reverse stock split and closing of the reverse merger, a total of up to 41,860,311 shares of the Company common stock would be authorized but unissued, with 10,250,000 shares of the Company common stock reserved for the possible conversion of the escrowed preferred stock, leaving 31,610,331 shares of the Company common stock authorized and unissued and unreserved. The number of authorized, but unissued preferred stock will change as a result of the merger. Pursuant to the merger agreement, the Company agreed to issue 1,025,000 shares of Series A Voting Convertible Preferred Stock. The preferred stock has voting rights of 10:1 per one share of preferred stock and can be converted at a rate of 10 shares of common stock for 1 share of preferred stock. Conversion can only occur if Diamond Information Institute is able to close on the proposed acquisitions of North American Jewelers and Steckbeck Jewelry or combined comparable valued acquisitions prior to the termination date of October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time.

If the proposals under this information statement are approved by our shareholders and consummated, our capitalization will change as follows:

Common Stock Capitalization Prior to Amendment:

Authorized for Issuance:	50,000,000
Outstanding:	18,863,861
Authorized and Unissued:	31,136,139

Common Stock Capitalization Following Reverse Split
and Reverse Merger (including cancellation of options held by
Jupiter Marine affiliates)

Authorized for Issuance:	50,000,000
Outstanding Post Reverse Merger:	8,139,669
Authorized and Reserved for Issuance
(Shares Underlying Preferred Stock):	10,250,000
Authorized and Unreserved for Issuance:	31,610,331

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* Excluding outstanding options. Pursuant to the terms of the merger agreement options held by Carl Herndon, Kerry Clemmons and Lawrence Tierney will expire immediately. Also excludes the additional shares Diamond Information Institute intends to issue 425,000 shares of restricted common stock to 7 accredited investors pursuant to a private placement offering conducted by Diamond Information Institute prior to the Merger with Jupiter. Additionally, Diamond Information Institute has agreed to issue 100,000 shares of restricted common stock to an individual for past and future services.

Pursuant to the closing conditions of the acquisition agreement with North American Jewelers, Inc., Diamond Information Institute must finalize a private equity financing of approximately $12 million, which may result in additional equity issuance or debt obligations. If and when the proposed acquisitions are closed, the Series A Voting Convertible Preferred Stock will be converted at a ratio of 10 shares of common stock for 1 share of preferred stock owned. However, other than the proposed acquisitions and potential conversion of preferred stock disclosed herein, the Company’s Board of Directors does not have any definite plans with regard to these remaining authorized shares of the Company common stock following effectiveness of the proposals, although they may be used for fundraising purposes by the surviving company through the further sale and issuance of the Company capital stock.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act.

Effective Date

The proposed reverse stock split will become effective immediately prior to the closing of the merger and as of the date of filing of Articles of Amendment to the Company’s Articles of Incorporation with the office of the Secretary of State of the State of Florida. Except as explained below with respect to fractional shares, on the effective date of the reverse stock split, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the shareholders, into new shares of common stock in accordance with reverse stock split ratio determined by the Company’s Board of Directors within the limits set forth in this proposal. The reverse split is a condition of the merger. In the event that the merger is terminated, the Company does not intend to complete the reverse split.

Rounding of Fractional Shares

No fractional shares of common stock will be issued as a result of the proposed reverse stock split, nor will shareholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares. Instead, any fractional shares shall be rounded up to the nearest whole share. The Company’s Board of Directors has determined that the amount to be paid for fractional shares, based on the current low book value and trading price of the Company common stock, would be nominal, and that the small benefit to shareholders would be outweighed by the cost and time required to make such payments.

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Exchange of Stock Certificates

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been affected. The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Accounting Consequences

The proposed reverse stock split will not affect the par value of the Company common stock. As a result, on the effective date of the reverse stock split, the stated capital on the Company balance sheet attributable to the common stock will be reduced in proportion to the exchange ratio selected by the Company’s Board of Directors in the manner described above, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company common stock will be increased because there will be fewer shares of the Company common stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Dissenters’ Rights

Under the FBCA, the Company’s shareholders are not entitled to dissenters’ rights with respect to the proposed amendment to the Company’s Articles of Incorporation to affect the reverse stock split, and the Company will not independently provide the Company’s shareholders with any such rights.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended, or the Code, treasury regulations promulgated under the Code, Internal Revenue Service, or IRS, rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

The Company has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts. The tax treatment of a shareholder may vary depending on such shareholder’s particular situation or status. This discussion is limited to shareholders who hold their common stock as capital assets and it does not address aspects of United States federal

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income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding common stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their common stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Consequences to the Company Shareholders who receive Common Stock in the Reverse Stock Split

The Company intends to treat the exchange of new common stock for existing common stock in the reverse stock split as a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, a shareholder who receives only new common stock in exchange for the shareholder’s existing common stock should not recognize taxable gain or loss as a result of the reverse stock split, should have a tax basis in its common stock received in the reverse stock split equal to its tax basis in its existing common stock, and should include its holding period in its existing common stock in its holding period for the new common stock received in the reverse stock.

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FEDERAL INCOME TAX CONSEQUENCES

Jupiter Marine and Diamond Information Institute, Inc. expect that the merger and share exchange will be treated as a tax-free reorganization within the meaning of the Code, and that no income, gain or loss will be recognized by Jupiter Marine or its shareholders as a result of the consummation of either transaction other than shareholders exercising dissenters' rights under the Florida Business Corporation Act (FBCA) with respect to the share exchange. Such dissenting shareholders of Jupiter Marine may be subject to state and federal taxation as described below.

Under currently existing provisions of the Code, the Treasury Regulations promulgated thereunder, applicable judicial decisions and administrative rulings, all of which are subject to change, the federal income tax consequences described below are expected to arise in connection with the exercise of dissenters' rights. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the proposed share exchange for a Jupiter Marine shareholder who properly exercises his or her dissenters' rights under the FBCA, who is a citizen or resident of the United States and who, on the date of disposition of such holder's shares of common stock, holds such shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code. The following discussion does not address the material federal income tax aspects of the share exchange for any dissenting shareholder who is not a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address taxpayers subject to special treatment under the federal income tax laws, such as life insurance companies, tax-exempt organizations, S corporations, trusts, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to dissenting shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. Jupiter Marine has not requested the IRS to rule or issue an opinion on the federal income tax consequences of the merger or the share exchange.

ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES OF THE DISPOSITION OF THEIR SHARES IN THE MERGER.

For federal income tax purposes, the exchange of Jupiter Marine common stock for cash pursuant to the proposed share exchange will be treated as a distribution in redemption of common stock from each holder of Jupiter Marine's common stock who properly exercises dissenter's rights, subject to the provisions of Section 302 of the Code. Under the rules of Section 302, the determination of whether the exchange of common stock for cash pursuant to the exercise of dissenters' rights has the effect of a distribution of a dividend will be made, on a shareholder by shareholder basis, by comparing the proportionate, percentage interest of a shareholder after the merger with the proportionate, percentage interest of such shareholder before such transaction. In making this comparison, there must be taken into account (a) any other shares of common stock actually owned by such shareholder, and (b) any such shares considered to be owned by such shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. These constructive ownership rules apply in certain specified circumstances to attribute ownership of shares of a corporation from the shareholder actually owning the shares, whether an individual, trust, partnership or corporation, to certain members of

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such individual's family or to certain other individuals, trusts, partnerships or corporations. Under these rules, a shareholder is also considered to own any shares with respect to which the shareholder holds stock options.

Under applicable IRS guidelines, such a redemption involving a holder of a minority interest in Jupiter Marine whose relative stock interest in Jupiter Marine is minimal, who exercises no control over the affairs of Jupiter Marine and who experiences a reduction in the shareholder's proportionate interest in Jupiter Marine, both directly and by application of the foregoing constructive ownership rules, generally will not be deemed to have resulted in a distribution of a dividend under the rules set forth in Section 302(b)(1) of the Code. Accordingly, the federal income tax consequences to Jupiter Marine's shareholders who exercise dissenters' rights will generally be as follows:

(a)    Assuming that the shares of common stock exchanged by a dissenting shareholder for cash in connection with the share exchange are capital assets in the hands of the dissenting shareholder at the effective date of the merger (and the exchange does not result in a distribution of a dividend under Section 302 of the Code), such dissenting shareholder may recognize a capital gain or loss by reason of the consummation of the merger.

(b)       The capital gain or loss, if any, will be long-term with respect to shares of common stock held for more than twelve (12) months as of the effective date of the merger, and short-term with respect to such shares held for twelve (12) months or less.

(c)       The amount of capital gain or loss to be recognized by each dissenting shareholder will be measured by the difference between the amount of cash received by such dissenting shareholder in connection with the exercise of dissenters' rights and such dissenting shareholder's adjusted tax basis in the common stock at the effective date of the merger.

(d)       An individual's long-term capital gain is subject to federal income tax at a maximum rate of 15 percent, while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

(e)       A corporation's long-term capital gain is subject to federal income tax at a maximum rate of 35%, while any capital loss can be offset only against other capital gains in any tax year, subject to the carryback and carryforward rules of the Code.

Cash payments made pursuant to the share exchange will be reported to the extent required by the Code to dissenting shareholders and the IRS. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain dissenting shareholders by reason of the events specified in Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a dissenting shareholder to supply Jupiter Marine or its agent with such dissenting shareholder's taxpayer identification number. Accordingly, Jupiter Marine dissenting

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shareholders (or other payees) will be asked to provide the dissenting shareholder's taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other dissenting shareholders of Jupiter Marine) on a Form W-9 and to certify that such number is correct. Withholding may also apply to Jupiter Marine dissenting shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. Each dissenting shareholder of Jupiter Marine, and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to Jupiter Marine.

THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU AS A RESULT OF THE PROPOSED TRANSACTIONS (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

CERTAIN INFORMATION CONCERNING JUPITER MARINE

Important information about Jupiter Marine has been previously filed with the SEC. The documents listed below are included as appendix to this information statement:

•	Annual Report on Form 10-KSB, as amended, for the year ended July 29, 2006; and
•	Quarterly Report on Form 10-QSB for the nine-month period ended April 28, 2007.

Additionally, the SEC maintains a Web site that contains all documents Jupiter Marine has previously filed with the SEC. The address of the site is www.sec.gov.

SELECTED HISTORICAL FINANCIAL AND OPERATIONS DATA

The information presented below is derived from Jupiter Marine’s historical financial statements for the past two fiscal years and the April 28, 2007 interim period. This information should be read in connection with the audited financial statements for the year ended July 29, 2006 and the unaudited financial statements for the nine months ended April 28, 2007, including the notes thereto, and the related financial information, which is included in Appendix F hereto. This financial information reflects Jupiter Marine's historical operations; such operations will be disposed of under the proposed share exchange and the surviving business will be the operations of Diamond Information Institute. The financial results of operations for Jupiter Marine, if reported as a private entity, would be materially the same as the historical information provided below, less certain expenses incurred as a public company, including but not limited to audit fees and SEC periodic reporting expenses.

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	9 Months Ended April 28, 2007	12 Months Ended July 29,	12 Months Ended July 30,
		2006	2005
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Revenues	$11,559,932	$15,150,389	$11,463,235
Cost of Sales	9,150,637	11,458,709	8,594,446
Gross Profit	2,409,295	3,691,680	2,868,789
Selling and Marketing	498,776	511,706	485,820
General and Administrative expenses	1,326,638	1,883,715	1,423,899
Total Operating expenses	2,488,880	3,213,503	2,219,127
Net Other Income (Expenses)	(427,089)	(241,557)	(229,119)
Net Income (loss)	(506,674)	236,620	420,543
Basic earnings (loss) per share	$(0.03)	$(0.01)	$(0.03)
Diluted earnings (loss) per share	$(0.03)	$(0.01)	$(0.02)
Weighted avg common shares outstanding - basic	18,863,861	17,127,164	14,693,321
Weighted avg common shares outstanding - diluted	18,863,861	18,127,164	16,237,277

CONSOLIDATED BALANCE SHEET DATA:
Cash and Cash Equivalents	$216,405	$315,235	$356,361
Working capital	1,114,272	1,339,465	846,671
Total assets	5,163,001	5,470,672	3,180,669
Total current liabilities	2,277,939	2,144,966	1,245,597
Total liabilities	2,792,695	2,680,632	1,245,597
Stockholders’ equity	2,370,306	2,790,040	1,935,072

CERTAIN INFORMATION CONCERNING DIAMOND INFORMATION INSTITUTE, INC.

Overview

Diamond Information Institute, Inc. was incorporated in the State of New Jersey in October 1988. Diamond Information Institute has been engaged in the design and manufacture of upscale jewelry since 1995 and has established a strong reputation and brand recognition of its “Bergio” line over the last 12 years. Additionally, in 2002, Diamond Information Institute launched the “Bergio Bridal Collection” and it has become one of the best selling bridal lines in the country. Diamond Information Institute currently sells its jewelry to approximately 150 independent jewelry stores across the United States. Upon the reverse merger becoming effective, the newly named company of Bergio International, Inc. intends to become a holding company that will expand its business by acquiring independent design manufacturers located in the United States and foreign countries..

Diamond Information Institute, Inc.’s telephone number is 973-227-3230 and its web site is located at www.bergio.com. Information on its web site is not a part of this information statement.

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Industry Background

There are approximately 4,000 design and manufacturers in the United States. The jewelry industry is a $50 billion a year industry that is largely comprised of privately held companies, much of which are family owned and operated. Design manufacturers wholesale to retail jewelry stores and large retailers. Common industry practice is for design manufacturers to provide 90 day financing and allow exchanges for slow moving merchandise with the retailers, thereby causing a constant negative cash flow position for most design manufacturers. As a result of this scenario, most design manufacturers establish bank lines of credit to facilitate the manufacture and production of their jewelry lines.

Operations

Diamond Information Institute is entering into its 19th year of operations and concentrates on boutique, upscale jewelry stores. The Bergio line is carried by more than 150 jewelry stores across the country and has spent over $500,000 in branding the Bergio name through tradeshows and national advertising. Additionally, its Bergio Bridal Collection has become one of the best selling bridal lines in the country. Diamond Information Institute anticipates launching several new jewelry lines in the upcoming year.

During the second quarter of 2007, Diamond Information Institute entered into a definitive Asset Purchase Agreement to acquire two design manufacturers. See “Proposed Acquisitions” below for more detailed discussion. One of the proposed acquisitions is located in the United States and has been established for over 20 years with relationships to over 50 retail outlets. The other company is a manufacturer in India and employs over 80 people. Diamond Information Institute anticipates the India facility, if acquired, will provide a production location at much lower labor costs for all subsidiaries of the company.

Proposed Acquisitions

On May 31, 2007, Diamond Information Institute executed an Asset Purchase Agreement with North American Jewelers, Inc. and Steckbeck Jewelry PVT, Inc. Pursuant to this agreement, Diamond Information Institute has agreed to purchase substantially all of North American and Steckbeck’s assets of its current high-end jewelry business. The purchase price for the acquired assets is to be equal to 1 times EBIDTA, estimated to be $500,000 and 100% of the book value of North American’s inventory to be determined by a mutually agreed upon independent appraiser but to not exceed more than $9 million as of the date of closing. Conditioned upon closing, Diamond Information Institute must have completed its reverse merger, finalized a private equity financing of approximately $12 million, entered into an employment agreement with North American’s owner, Kurt Steckbeck, and the results of the PCAOB audit contemplated by the agreement must not differ materially from the financial statements provided. The acquisitions must close by October 15, 2007 or 90 days after closing the merger, whichever occurs later in time. If the acquisitions have not closed as of September 1, 2007, Diamond Information Institute has agreed to pay North American Jewelers in cash on the date of closing, $3,333.33 for each day after September 1, 2007 through and inclusive of the closing date.

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Assuming the proposed acquisitions or combined comparable valued acquisitions have closed, the shareholders of Diamond Information Institute shall be able to convert the Series A Voting Convertible Preferred Stock issued pursuant to the merger into shares of common stock. The conversion rights are 10 shares of common stock for 1 share of preferred stock.

Personnel

At March 31, 2007, Diamond Information Institute, Inc. had 10 full-time employees. Of Diamond Information Institute, Inc.’s current employees, 2 are sales and marketing personnel, and 3 hold administrative and executive positions. As discussed earlier, Diamond Information Institute has executed employment agreements with its Chief Executive Officer and its President. No personnel are covered by a collective bargaining agreement. Diamond Information Institute, Inc.'s relationship with its employees is believed to be good.

Diamond Information Institute anticipates with the closing of the two proposed acquisitions, it will add approximately 55 full time employees in the United States and 80 full time employees in India.

Properties

Currently, Diamond Information Institute has a 2,700 square feet design and manufacturing facility is located in Fairfield, New Jersey, which is currently being leased until August 31, 2010. Diamond Information Institute also rents office space at this facility. Diamond Information Institute pays approximately $2,145 per month.

Diamond Information Institute anticipates with the closing of the two proposed acquisitions that it will require additional office space, in the United States and India. Additionally, Diamond Information Institute anticipates opening additional office and/or design facilities in other locations as it continues to implement its business plan throughout the United States, with the most likely areas being Las Vegas and New York.

Competition

The jewelry design and manufacturer’s industry is extremely competitive and has low barriers to entry. Diamond Information Institute, Inc. competes with other jewelry design and manufacturers of upscale jewelry to the retail jewelry stores.. There are over 4,000 jewelry design and manufacturer’s companies, several of which have greater experience, brand name recognition and financial resources than Diamond Information Institute, Inc. You are urged to review the risk factor addressing competition.

Regulation

Currently, Diamond Information Institute is subject to all of the government regulations that regulate businesses generally such as compliance with regulatory requirements of federal, state, and local agencies and authorities, including regulations concerning workplace safety, labor relations, and disadvantaged businesses.  In addition, the Company’s operations are affected by federal and state laws relating to marketing practices in the retail jewelry industry.

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Diamond Information Institute is subject to the jurisdiction of federal, various state and other taxing authorities.  From time to time, these taxing authorities review or audit the Company.

Related Party Transactions

Diamond Information Institute receives advances from time to time from its CEO, Berge Abajian based upon cash flow needs. As of December 31, 2005 and 2006, $24,039 and $25,080 was due to Mr. Abajian, respectively. Repayment and interest terms have not been established at this point in time.

Legal Proceedings

Diamond Information Institute, Inc. is not a party to any material litigation.

Management's Discussion And Analysis Of Financial Condition And Results Of Operations Of Diamond Information Institute, Inc.

The following discussion and analysis should be read in conjunction with the Diamond Information Institute, Inc. financial statements and notes thereto included elsewhere in this information statement. This discussion contains certain forward-looking statements that involve risks and uncertainties. Diamond Information Institute, Inc.’s actual results and the timing of certain events could differ materially from those discussed in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth herein and elsewhere in this information statement.

Overview

Diamond Information Institute, Inc. was incorporated in the State of New Jersey in October 1988 under the name Diamond Information Institute, Inc. (dba “Bergio”). Since 1995 Diamond Information Institute has been engaged in the design and manufacture of upscale jewelry. The Company sells to approximately 150 independent jewelry stores across the United States and has a significant amount in creating brand recognition as well as establishing a notable reputation in the jewelry industry.

Upon the merger between Jupiter Marine and Diamond Information Institute, the renamed parent company of Bergio International intends to act as a holding company for the purpose of acquiring established jewelry design and manufacturing firms who possess branded product lines. The Company intends to acquire design and manufacturing firms throughout the United States and Europe. Prior to the merger with Jupiter, Diamond Information Institute entered into an Acquisition Agreement with two design manufacturers with operations in the United States and India. The closing of the acquisition is dependent on numerous items, the most important being that of obtaining the sufficient funds to purchase the assets.

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Results of Operations

Three Months Ended March 31, 2007 Compared to Three Months Ended March 31, 2006

The following table summarizes selected items from the statement of operations at March 31, 2007 compared to March 31, 2006.

INCOME:

	The Three Months Ended March 31,		Increase / (Decrease)
	2007	2006	$	%
Revenues	$ 74,684	$ 249,102	$ (174,418)	(70%)

Cost of Services	45,288	144,650	(99,362)	(67%)

Gross Profit	29,396	104,452	(75,056)	(72%)

Gross Profit Percentage of Revenue	39%	42%	--	(3%)

Revenues.

Revenues for the three months ended March 31, 2007 were $74,684 compared to $249,102 in the three months ended March 31, 2006. This resulted in a reduction of $174,418, or 70% reduction year over year. The change in revenues is primarily attributable to a reduction in sales force between the period March 31, 2006 and the period ended March 31, 2007, coupled with a weaker than expected post-holiday market. Management believes it is partially attributable to the slowing in general economic growth.

In general, revenues experience significant seasonal volatility in the jewelry industry. The first two quarter of any given year typically represent approximately 15%-25% of total year revenues. The holiday buying season during the last two quarters of every year typically account for the remainder of annual sales.

Cost of Services:

Cost of services for the three months ended March 31, 2007 was $45,288 a decrease of $99,362, or 67%, from $144,650 for the three months ended March 31, 2006. The decrease in cost of services is commensurate to the decrease in revenues experienced in the period ended March 31, 2007.

Gross Profit:

Gross profit as a percentage of revenue decreased from 42% for the three months ended March 31, 2006 to 39% for the three months ended March 31, 2007. The decrease in gross profit margin is attributable to higher relative sales of lower margin product.

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OPERATING EXPENSES:

	The Three Months Ended March 31,		Increase / (Decrease)
	2007	2006	$	%
Total General and Administrative Expenses	$ 185,426	$ 77,149	$ 108,277	140%

Total Selling Expenses	121,231	127,618	(6,387)	(5%)

Total Operating Costs	306,657	204,767	101,890	50%

Net Income (Loss)	$ (193,021)	$ (94,122)	$ 98,899	105%

General and Administrative Expenses

General and administrative expenses were $185,426 for the three months ended March 31, 2007 versus $77,149 for the three months ended March 31, 2006, which resulted in an increase of $108,277 or 140%. The increase is primarily attributable to a significant rise in consulting, salaries and professional fees associated with the business combination and reverse merger with Jupiter Marine International Holdings, Inc.

Selling Expenses

Total selling expenses were $121,231 for the three months ended March 31, 2007 versus $127,618 for the three months ended March 31, 2006. Overall selling expenses have remained relatively consistent between the periods as we continue to attend similar trade shows and industry events.

Operating Costs

Total operating costs for the three months ended March 31, 2007 were $306,657 as compared to $204,767 for the same period in 2006, which resulted in an increase of $101,890, or 50%. The increase is primarily attributable to a significant increase in consulting, salaries and professional fees as discussed in above regarding general and administrative expense.

Net Income (Loss)

Net loss was $193,021 for the three months ended March 31, 2007 versus $94,122 for the three months ended March 31, 2006. This was an increase of $98,899 in net loss. The increase is primarily attributable to a significant increase in consulting, salaries and professional fees associated with the business combination and reverse merger.

In general, earnings experience significant seasonal volatility in the jewelry industry. The first two quarters of any given year typically represent approximately 15%-25% of total year revenues. The holiday buying season during the last two quarters of every year typically account for the remainder of the annual net income.

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Year Ended December 31, 2006 Compared To Year Ended December 31, 2005

The following table summarizes selected items from the statement of operations at December 31, 2006 compared to December 31, 2005.

INCOME:

	The Year Ended December 31,		Increase / (Decrease)
	2006	2005	$	%
Revenues	$ 2,124,008	$ 2,101,862	$ 22,146	1%

Cost of Services	1,171,465	1,227,753	(56,288)	(5%)

Gross Profit	952,543	874,109	78,434	9%

Gross Profit Percentage of Revenue	45%	42%	--	3%

Revenues.

Revenues for the year ended December 31, 2006 were $2,124,008 compared to $2,101,862 for the year ended December 31, 2007. This resulted in an increase of $22,146 or 1% from the comparable period in 2006. The primary reason for the increase was due to a year long marketing campaign as the company expanded its Bergio product line.

Cost of Services:

Cost of services for the year ended December 31, 2006 was $1,171,465, a decrease of $56,288, or 5%, from $1,227,753 for the year ended December 31, 2005. The decrease is due to overall reduction is purchases, supplies, and costs associated with freight and warehousing of our goods.

Gross Profit:

Gross profit as a percentage of revenue increased from 42% for the year ended December 31, 2005 to 45% for the year ended December 31, 2006. Diamond Information Institute was able to increase its gross profit as a result of result of better managing the cost of services as well as slightly increasing its overall revenues.

OPERATING EXPENSES:

	The Year Ended December 31,		Increase / (Decrease)
	2006	2005	$	%
Total General and Administrative Expenses	$ 316,493	$ 183,568	$ 132,925	72%

Total Selling Expenses	442,061	424,147	17,914	4%

Total Operating Costs	758,554	607,715	150,839	25%

Net Income	$ 104,417	$ 157,736	$ (53,319)	(34%)

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General and Administrative Expenses

Total general and administrative expenses were $316,493 for the year ended December 31, 2006 versus $183,568 for the year ended December 31, 2005, which resulted in an increase of $132,925 or 72%. The increase was significantly due a large increase of salaries and related payroll tax expenses when compared to the same period in 2006. Additionally, Diamond Information Institute experienced higher insurance expenses as well as higher bad debt expense. Bad debt increase is the Company’s allowance for doubtful accounts, which was increased to provide an additional allowance for account receivable balances.

Selling Expenses

Total selling expenses were $442,061 for the year ended December 31, 2006, which was a slight increase from $424,147 of total selling expenses for the year ended December 31, 2005. During the 2006 year Diamond Information Institute spent more on advertising at trade shows and incurred higher commission expenses. However, Diamond Information Institute also reduced its traditional advertising costs, which helped keep the overall increase in selling costs lower that it might otherwise have been.

Operating Costs

Total operating costs for the year ended December 31, 2006 were $758,554 as compared to $607,715 for the same period in 2006, which resulted in an increase of $150,839. The increase in operating costs was related to additional marketing towards brand identity awareness.

Net Income

Net income was $104,417 for the year ended December 31, 2006 versus $157,736 for the year ended December 31, 2005. This was a decrease of $53,319. Although Diamond Information Institute had slightly higher revenues during the 2006 year, they were not enough to offset the higher overall operating increases also experienced during this time period.

Other Income (Expense).

The Company incurred interest expense of $54,619 for the year ended December 31, 2006 and $56,827 for the year ended December 31, 2005, representing a change of $2,788 or 5.4%. Other income and expenses is attributable to interest due on established lines of credit used for manufacturing.

Provision (Benefit) for Income Taxes.

The Company reported income tax expense of $34,953 for the year end December 31, 2006 and $56,827 for the year end December 31, 2005, representing a change of $$21,874 or 38.4%.

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Liquidity and Capital Resources

Cash at December 31, 2006 was $42,467. Net income provided by operating activities was $147,762 for the year ended December 31, 2005.

During the second quarter of 2007, Diamond Information Institute conducted a private placement and raised approximately $425,000. Diamond Information Institute believes the capital raised in conjunction with its revenues from operations will be sufficient to fund the short term capital and liquidity needs as well as sustain operations for fiscal 2007. However, it is anticipated that Diamond Information Institute, Inc. may need to seek to sell equity or debt securities or obtain credit lines from financial institutions to meet its longer-term liquidity and capital requirements, which includes strategic growth through mergers and acquisitions. There is no assurance that Diamond Information Institute, Inc. will be able to obtain additional capital or financing in amounts or on terms acceptable to Diamond Information Institute, Inc., if at all or on a timely basis.

Recent Accounting Policies

In June 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes" – an interpretation of SFAS 109, "Accounting for Income Taxes". This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS 109. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is not expected to have a material impact on the Company's consolidated financial statements.

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements". SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. SFAS 157 is effective at the beginning of the first fiscal year beginning after November 15, 2007. Earlier application is permitted provided that the reporting entity has not yet issued financial statements for that fiscal year. SFAS 157 is not expected to have a material impact on the Company's consolidated financial statements.

In September 2006, the FASB issued SFAS 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" – an amendment of FASB Statements No. 87, 88, 106, and 132(R). SFAS 158 requires an employer to recognize an asset or liability for the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan). Any changes in the funded status will be recognized in the year in which the changes occur through comprehensive income. SFAS 158 also requires that employers

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measure the funded status of a plan as of the date of its year-end balance sheet. SFAS 158 is effective as of the end of the fiscal year ending after December 15, 2006. SFAS 158 is not expected to have a material impact on the Company's consolidated financial statements.

The Company did not as of December 31, 2006 sponsor stock option plans or restricted stock awards plans. However, on January 1, 2006, the Company adopted the provisions of SFAS No. 123-R, “Share-Based Payment” using the modified prospective method. SFAS No. 123-R requires companies to recognize the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards. Under the modified prospective method of adopting SFAS NO. 123-R, the Company recognized compensation cost for all share-based payments granted after January 1, 2006, plus any awards granted to employees prior to January 1, 2006 that remain unvested at that time. Under this method of adoption, no restatement of prior periods is made.

In February 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS 155, “Accounting for Certain Hybrid Financial Instruments” an amendment of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities”, and FASB 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS 155, provides the framework for fair value remeasurement of any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation as well as establishes a requirement to evaluate interests in securitized financial assets to identify interests. SFAS 155 further amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument. The guidance SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 122 and concentrations of credit risk in the form of subordination are not embedded derivatives. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. SFAS 155 is not expected to have a material impact on Diamond Information Institute’s consolidated financial statements.

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles,a nd expands disclosure about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. SFAS 157 is effective at the beginning of the first fiscal year beginning after November 15, 2007. Earlier application is permitted provided that the reporting entity has not yet issued financial statements for that fiscal year. SFAS 157 is not expected to have a material impact on Diamond Information Institute’s consolidated financial statements.

In June 2006, the Emerging Issues Task Force [""EITF"] ratified EITF 06-3: How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation). EITF applies to any tax assessed by a governmental authority that is both imposed on and concurrent with a specific revenue-producing transaction between a seller and a customer, and may include, but is not limited to,

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sales, use, value added, and some excise taxes. EITF 06-3 excludes tax schemes that are based on gross receipts and taxes that are imposed during the inventory procurement process. EITF 06-3 states that the presentation of taxes within the scope of Issue 1 on either a gross basis (included in revenues and costs) or a net basis (excluded from revenues) is an accounting policy decision that should be disclosed in the footnotes to the financial statements. In addition, for any such taxes that are reported on a gross basis, an entity should disclose the amounts of those taxes in interim and annual financial statements for each period for which an income statement is presented if those amounts are significant. The disclosure of those taxes can be done on an aggregate basis. EITF 06-3 is effective for all reporting periods after December 15, 2006. EITF 06-3 is not expected to have a material impact on the Company's financial statements.

Critical Accounting Policies

Revenue Recognition is recognized upon shipment of products to customers. Allowances for estimated uncollectible accounts, discounts, returns, and allowances are provided when sales are recorded and adjusted for market and consumer conditions as necessary based upon historical experience and current trends.

Inventories consist primarily of finished goods and are valued at the lower of cost or market. Cost is determined on a first-in, first-out basis method using the weighted average method for determining cost. Average cost is recomputed after each inventory purchase or sale.

Design Activities consist of conceptual formulation and design of possible products and creation of pre-production prototypes and molds. Costs associated with these activities are expensed as incurred.

Advertising and Promotional Costs are expensed as they incur. During the year ended December 31, 2006, Diamond Information Institute expensed approximately $178,077 and $228,142 for the year ended December 31, 2005.

Share-Based Payment & Options Expense Company adopted the provisions of SFAS No. 123-R, “Share-Based Payment” using the modified prospective method. SFAS No. 123-R requires companies to recognize the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards. Under the modified prospective method of adopting SFAS NO. 123-R, the Company recognized compensation cost for all share-based payments granted after January 1, 2006, plus any awards granted to employees prior to January 1, 2006 that remain unvested at that time. Under this method of adoption, no restatement of prior periods is made.

RISK FACTORS

You are urged to read and carefully consider the following risk factors.

Risks Relating To The Share Exchange And Merger

Jupiter Marine may not realize the anticipated benefits of the merger and is selling its operating assets to a related party.

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As a condition of the merger, Jupiter Marine is selling all of its assets, which include its boat manufacturing distribution operations. The purchasers are affiliates of Jupiter Marine. They are not withdrawing from the boat manufacturing distribution business. Jupiter Marine's decision to withdraw from the boat manufacturing business may be premature. Economic conditions change quickly, and Diamond Information Institute, Inc.'s business plan may never be realized and our stock price will decrease.

Nevertheless, Jupiter Marine's board of directors believes that selling Jupiter Marine’s current business operations and implementing Diamond Information Institute, Inc.'s business will permit the combined companies to achieve a greater level of success than is possible with Jupiter Marine's current business. However, there can be no assurance that, following the merger, Diamond Information Institute, Inc.’s business will ever achieve a greater level of success.

The merger will dilute your percentage ownership of Jupiter Marine's common stock.

The merger will dilute the percentage ownership held by Jupiter Marine's shareholders when compared to their ownership prior to the merger. Based upon the estimated capitalization of both Jupiter Marine and Diamond Information Institute, Inc., at the effective time of the merger Jupiter Marine's shareholders will hold approximately 9% of Jupiter Marine's outstanding capital stock following the merger. Additionally, the current Jupiter Marine shareholders may be further diluted upon conversion of the Series A Preferred stock into common stock. Furthermore, Diamond Information Institute may use additional stock issuances to finance its growth. These stock issuances would cause further dilution to current Jupiter Marine shareholders.

The aggregate number of shares of Jupiter Marine's common stock issued to Diamond Information Institute, Inc. shareholders in the merger is fixed and will not be adjusted in the event of any change in the stock price.

Under the merger agreement, each outstanding share of Diamond Information Institute, Inc. common stock will be exchanged for 7,400,000 shares of Jupiter Marine's common stock. The number of shares issued to Diamond Information Institute, Inc. shareholders in the merger is fixed and will not be adjusted for any fluctuation in the market price of Jupiter Marine's common stock. However, the shareholders of Diamond Information Institute may obtain additional shares of Jupiter Marine’s common stock upon conversion of the Series A Convertible Preferred stock. Pursuant to the merger, 1,025,000 shares of Series A Convertible Preferred stock was issued and may be converted in shares of common stock if the anticipated acquisitions are completed prior to October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time.

Even following the merger Jupiter Marine may be exposed to liabilities resulting from its current business operations.

As a condition to the proposed merger with Diamond Information Institute, Inc., Jupiter Marine must dispose of all of its assets and liabilities. Even though Jupiter Marine will have disposed of all such boat manufacturing and has been indemnified by the purchasing group for claims associated with the boat operations, there can be no assurance that a third party will not make claims against Jupiter Marine for actions taken by the former company.

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Subsequent to the acquisition of Diamond Information Institute, Inc., its shareholders will have the ability to control our business and corporate affairs.

Subsequent to the acquisition of Diamond Information Institute, Inc.’s shareholders will beneficially own shares of common stock representing approximately 91% of the total voting power of the common stock of our company. Additionally, those shareholders will be able to exercise control over Diamond Information Institute, Inc.’s affairs and be able to elect our entire board of directors and to control the disposition of any matter submitted to a vote of stockholders.

The market price of Jupiter Marine’s common stock may decline as a result of the merger with Diamond Information Institute.

The market price of Jupiter Marine’s common stock may decline as a result of the merger or if the proposed acquisitions of Diamond Information Institute are not able to close. Furthermore, the common stock may decline if the proposed acquisitions and their business are not properly integrated into the newly merged holding company of Bergio International. The market price may also decline if Begio International does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by the investing public or if the effect of the merger on Bergio International’s financial results is not consistent with market expectations.

Jupiter Marine’s common stock in considered to be a “Penny Stock”, an investment in its common stock should be considered high risk and subject to marketability restrictions.

Since Jupiter’s common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;
•	Disclose certain price information about the stock;
•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
•	Send monthly statements to customers with market and price information about the penny stock; and
•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit the Company’s ability to raise additional capital in the future.

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If the Company fails to remain current in its reporting requirements, it could be removed from the OTC Bulletin Board, which would limit the ability of broker-dealers to sell its securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the OTC Bulletin Board, such as Jupiter Marine, must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board.  More specifically, NASD has enacted Rule 6530, which determines eligibility of issuers quoted on the OTC Bulletin Board by requiring an issuer to be current in its filings with the Commission.  Pursuant to Rule 6530(e), if a Company files its reports late with the Commission three times in a two-year period or its securities are removed from the OTC Bulletin Board for failure to timely file twice in a two-year period then the Company will be ineligible for quotation on the OTC Bulletin Board.  As a result, the market liquidity for its securities could be severely adversely affected by limiting the ability of broker-dealers to sell its securities and the ability of stockholders to sell their securities in the secondary market.

Risk Factors Relating To Diamond Information Institute, Inc.'s Business

Diamond Information Institute will need additional capital in the future to finance its proposed acquisitions and/or operations, which it may not be able to raise or it may only be available on terms unfavorable to current shareholders. This may result in Diamond Information Institute’s inability to close the proposed acquisitions or fund its working capital requirements and ultimately harm its operational results.

Diamond Information Institute has and expects to continue to have substantial capital expenditure and working capital needs. As of December 31, 2006, Diamond Information Institute had revenues of $2,124,008 and net income of $104,417. While management believes that its financial policies have been prudent, the Company is reliant on future potential equity raises to close on the proposed acquisitions.

There can be no assurance that Diamond Information Institute will be successful in continuing to meet its cash requirements from existing operations, or in raising a sufficient amount of additional capital in future finance offerings. Additional financing might not be available on terms favorable to Diamond Information Institute, or at all. If adequate funds were not available or were not available on acceptable terms, Diamond Information Institute’s ability to fund its operations, close on the proposed acquisitions, take advantage of unanticipated opportunities, develop or enhance its business or otherwise respond to competitive pressures would be significantly limited.

Diamond Information Institute may not complete any of its proposed acquisitions, and even if it does, the acquired companies have not operated as a combined entity and are not fully integrated. Diamond Information Institute may not be able to integrate them successfully.

At the time of this filing, Diamond Information Institute has executed acquisition agreements for North American Jewelers and Steckbeck Jewelry, which are two companies in the jewelry manufacturing industry. Each acquisition is subject to customary closing conditions; including the completion of due diligence reasonably satisfactory to Diamond Information

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Institute, required regulatory certificates, PCAOB audited financial statements as required by SEC rules and regulations, consummation of an employment agreement with the owner of North American Jewelers, and finalization of private equity financing. Diamond Information Institute may not be able to complete these acquisitions if it is not satisfied with the due diligence investigation, if the companies to be acquired cannot provide the required audited financial statements, or it is not able to raise the private equity financing contemplated in the acquisition agreement.

Further, even if Diamond Information Institute is able to successfully complete all of these proposed acquisitions, the companies to be acquired have been operated as separate independent entities to date, and Diamond Information Institute may not be able to integrate the operations of these businesses successfully or institute the necessary systems and procedures, including accounting and financial reporting systems, to manage the combined enterprise on a profitable basis. Diamond Information Institute’s management group has only recently been assembled and may not be able to manage the combined entity effectively or to successfully implement its operating strategies. Any inability to integrate acquired companies successfully would have a material adverse effect on its business, financial condition and results of operations.

Acquisitions involve risks that could adversely affect the merged holding company of Jupiter Marine and Diamond Information Institute.

Subsequent to the merger with Jupiter Marine and Diamond Information Institute, a holding company renamed Bergio International will exist. Bergio intends to pursue strategic acquisitions of jewelry design manufacturers. Acquisitions entail numerous risks including: difficulties in the integration of acquired operations, services, and products; diversion of management’s attention from other business concerns; assumption of unknown material liabilities of acquired companies; amortization of acquired intangible assets, which could reduce future reported earnings; and potential loss of clients or key employees of acquired companies. These risks could cause the failure of any anticipated benefits of an acquisition to be realized, which could have a material adverse effect on Bergio International’s revenues and profitability.

Diamond Information Institute is highly dependent on its key executive officers for the success of its business plan and may be dependent on the efforts and relationships of the principals of future acquisitions and mergers. If any of these individuals become unable to continue in their role, the company’s business could be adversely affected.

Diamond Information Institute believes its success will depend, to a significant extent, on the efforts and abilities of Berger Abajian, its CEO and Scott Wanstrath, its President. If Diamond Information Institute lost either of these key executive officers, it would be forced to expend significant time and money in the pursuit of a replacement, which would result in both a delay in the implementation of its business plan and the diversion of limited working capital. Diamond Information Institute can give you no assurance that it could find a satisfactory replacement for either of these key executive officers at all, or on terms that are not unduly expensive or burdensome.

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If Diamond Information Institute grows and implements its business plan, it will need to add managerial talent to support its business plan. There is no guarantee that Diamond Information Institute will be successful in adding such managerial talent. These professionals are regularly recruited by other companies and may choose to change companies, in which case their clients may choose to move their clients and assets. Given Diamond Information Institute’s relatively small size compared to some of its competitors, the performance of its business may be more adversely affected than its competitors would be if Diamond Information Institute loses well-performing employees and are unable to attract new ones.

Diamond Information Institute has minimal operating profits and lack of operating history, which raises substantial doubt as to its ability to successfully develop profitable business operations.

Diamond Information Institute has had only minimal operating profits since its inception in October 1988. Its primary asset consists of jewelry inventory and that inventory is used as collateral for certain loans for the Company. As a result, Diamond Information Institute’s operations will likely incur losses in the future. There is no assurance that Diamond Information Institute’s operations will be successful or that it will be profitable in the future. The Company has expended substantial resources to develop and implement its business strategy but there can be no assurance that it will be successful in generating and sustaining revenues with any profitability in the near future.

Diamond Information Institute may be unable to compete successfully in the highly competitive jewelry and design manufacturing industry.

There is approximately 4,000 jewelry design manufacturers in the United States alone and the jewelry industry is a $50 billion a year industry largely comprised of privately held companies. Diamond Information Institute faces intense competition from various independent jewelry design manufacturers, some of which are more established and well known in the marketplace. Each of Diamond Information Institute’s competitors will likely continue to maintain a position in offering their services in the overall market and Diamond Information Institute may experience difficulties in expanding its market share. Additionally, most of Diamond Information Institute’s competitors have substantially greater financial and managerial resources than it does.

Not only is Diamond Information Institute operating in a highly competitive industry but it also lacks long-term contracts with clients. There can be no assurance that it will successfully establish or maintain any long-term contracts to provide its services in the future.

A decline in discretionary consumer spending may adversely affect Diamond Information Institute’s industry, its operations, and ultimately its profitability.

Luxury products, such as fine jewelry, are discretionary purchases for consumers. Any reduction in consumer discretionary spending or disposable income may affect the jewelry industry more significantly than other industries. Many economic factors outside of Diamond Information Institute’s control could affect consumer discretionary spending, including the

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financial markets, consumer credit availability, prevailing interest rates, energy costs, employment levels, salary levels, and tax rates. Any reduction in discretionary consumer spending could materially adversely affect Diamond Information Institute’s business and financial condition.

The jewelry industry in general is affected by fluctuations in the prices of precious metals and precious and semi-precious stones.

The availability and prices of gold, diamonds, and other precious metals and precious and semi-precious stones may be influenced by cartels, political instability in exporting countries and inflation. Shortages of these materials or sharp changes in their prices could have a material adverse effect on Diamond Information Institute’s results of operations or financial condition. A significant change in prices of key commodities, including gold, could adversely affect its business or reduce operating margins and impact consumer demand if retail prices increased significantly.

Diamond Information Institute depends on its ability to identify and respond to fashion trends.

The jewelry industry is subject to rapidly changing fashion trends and shifting consumer demands. Accordingly, Diamond Information Institute’s success may depend on the priority that its target customers place on fashion and its ability to anticipate, identify, and capitalize upon emerging fashion trends. If Diamond Information Institute misjudges fashion trends or are unable to adjust its products in a timely manner, its net sales may decline or fail to meet expectations and any excess inventory may be sold at lower prices.

Diamond Information Institute’s ability to maintain or increase its revenues could be harmed if Diamond Information Institute is unable to strengthen and maintain its brand image.

Diamond Information Institute has spent significant amounts in branding its Bergio and Bergio Bridal lines. Diamond Information Institute believes that primary factors in determining customer buying decisions, especially in the jewelry industry, are determined by price, confidence in the merchandise and quality associated with a brand. The ability to differentiate products from competitors of Diamond Information Institute has been a factor in attracting consumers. However, if Diamond Information Institute’s ability promote its brand fails to garner brand recognition, its ability to generate revenues may suffer. If Diamond Information Institute fails to differentiate its products, its ability tot sell its products wholesale will be adversely affected. These factors could result in lower selling prices and sales volumes, which could adversely affect its financial condition and results of operations.

Diamond Information Institute may not have the proper controls in place to protect is Intellectual Property Rights.

Diamond Information Institute has not undertaken and does not plan to undertake any evaluation of its trademarks, proprietary manufacturing techniques or any intellectual property rights. In the event that its trademarks, proprietary manufacturing techniques or intellectual property rights are subsequently challenged, Diamond Information Institute may face costly

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litigation and diversion of technical and management personnel. Further, if efforts to enforce intellectual property rights are unsuccessful or if claims by third parties are successful, Diamond Information Institute may be required to pay financial damages or alter its business practices.

Diamond Information Institute’s liability insurance may not be sufficient.

Diamond Information Institute has liability insurance coverage. It has maintained liability insurance in the past and intends to continue to do so in the future. However, there is no guarantee that Diamond Information Institute’s coverage would be sufficient or any other insurance coverage would protect it from any damages or loss claims filed against it.

Diamond Information Institute’s internal controls may be inadequate, which could cause its financial reporting to be unreliable and lead to misinformation being disseminated to the public after the merger is completed.

Diamond Information Institute’s management will be responsible for establishing and maintaining adequate internal control over financial reporting upon closing of the merger. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Diamond Information Institute; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of Diamond Information Institute are being made only in accordance with authorizations of management and directors of Diamond Information Institute, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Diamond Information Institute’s assets that could have a material effect on the financial statements.

Diamond Information Institute has a limited number of personnel that are required to perform various roles and duties as well as be responsible for monitoring and ensuring compliance with its internal control procedures. As a result, its internal controls may be inadequate or ineffective, which could cause its financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

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RIGHTS OF DISSENTING SHAREHOLDERS

Set forth below is a summary of dissenters' rights available to Jupiter Marine's shareholders relating to the share exchange. This summary is not intended to be a complete statement of applicable Florida law and is qualified in its entirety by reference to Article XIII, Chapter 607 of the FBCA, set forth in its entirety as Appendix E.

Right to Dissent. Shareholders of Jupiter Marine are entitled to dissent from the share exchange discussed in this information statement and obtain payment of the fair value of their shares if and when the proposals are effectuated. A shareholder entitled to dissent and to obtain payment for the shareholder's shares under Chapter 607 of the FBCA may not challenge the corporate action(s) creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Under Section 607.1302 of the FBCA, a record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder's name.

Procedure for Exercise of Dissenters' Rights. The notice accompanying the information statement states that shareholders are entitled to assert dissenters' rights under Chapter 607 of the FBCA. Any Jupiter Marine shareholder who wishes to assert dissenters' rights must cause Jupiter Marine to receive written notice of the shareholder's intention to demand payment for the shareholder's shares within 20 days of receipt of this information statement.

A SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER CHAPTER 607 OF THE FBCA.

Once the proposals become effective, Jupiter Marine must deliver a written appraisal notice and an appraisal form to all shareholders who have complied with the notice of intent to demand payment. Appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must provide a form that specifies the date the proposals became effective and that provides for the shareholders to: (1) state their name, address, number of shares as to which the shareholder asserts appraisal rights, and (2) accept Jupiter Marine’s appraisal offer or (if the shareholder does not accept the offer) provide for the shareholder’s estimated fair value of the shares and the demand for the payment of the shareholder’s estimated value plus interest

The appraisal form must be received by Jupiter Marine neither fewer than 40 nor more than 60 days after the appraisal notice and form was originally sent by Jupiter Marine. IF SUCH FORM IS NOT RECEIVED WITHIN THIS TIME PERIOD THEN THE SHAREHOLDER SHALL HAVE WAIVED THE RIGHT TO DEMAND APPRAISAL WITH RESPECT TO THE SHARES.

A shareholder who wishes to exercise appraisal rights must execute and return the form received and, in the case of certificated shares, deposit the shareholder certificates with Jupiter Marine Company. Once a shareholder deposits that shareholder’s certificate or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws his notice.

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If the shareholder states on the appraisal form that the shareholder accepts the offer of Jupiter Marine to pay the estimated fair value for the shares, Jupiter Marine shall make such payment to the shareholder within 90 days after its receipt of the form from the shareholder.

Judicial Appraisal of Shares. If a demand for payment made by a dissatisfied dissenter, as set forth above is unresolved, Jupiter Marine may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares. Jupiter Marine must commence the proceeding described above in any court of competent jurisdiction in Broward County, Florida. Jupiter Marine must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares exceeds the amount paid by Jupiter Marine, or the fair value of a dissenters’ shares for which Jupiter Marine elected to withhold payment.

The court in an appraisal proceeding will determine the costs and expenses of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against Jupiter Marine, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom Jupiter Marine has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which Jupiter Marine offered to pay therefore or if no offer was made the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

By Order of the Board of Directors

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

/s/ Carl Herndon
Carl Herndon
Chief Executive Officer

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INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of

Diamond Information Institute, Inc.

d/b/a Designs by Bergio

Fairfield, NJ 07004

We have audited the accompanying balance sheets of Diamond Information Institute, Inc. d/b/a Designs by Bergio as of December 31, 2006 and 2005, and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diamond Information Institute, Inc. d/b/a Designs by Bergio at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

MOORE STEPHENS, P. C.

Certified Public Accountants

Cranford, New Jersey

March 13, 2007

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

BALANCE SHEETS

	December 31,
	2006	2005
Assets:
Current Assets:
Cash	$ 42,467	$ 55,723
Accounts Receivable - Net of Allowance for Doubtful Accounts of $36,250 for 2006 and $39,500 for 2005	1,122,603	808,535
Inventory	1,334,024	1,326,660
Deferred Income Tax Asset	131,122	73,779
Prepaid Expenses	42,193	20,860
Total Current Assets	2,672,409	2,285,557

Property and Equipment:
Property and Equipment	232,996	86,238
Accumulated Depreciation	(46,803)	(20,595)

Property and Equipment - Net	186,193	65,643

Other Assets:
Deferred Income Tax Asset	81,527	92,728
Investment in Unconsolidated Affiliate	5,000	5,000

Total Other Assets	86,527	97,728

Total Assets	$ 2,945,129	$ 2,448,928

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

BALANCE SHEETS

	December 31,
	2006	2005
Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts Payable	$ 408,034	$ 263,218
Accrued Expenses	4,390	119,085
Stockholder's Loan Payable	25,080	24,039
Deferred Income Tax Liability	114,078	98,800
Line of Credit	649,133	765,053
Capital Lease Payable - Current	8,907	--
Notes Payable - Current	104,108	29,456

Total Current Liabilities	1,313,730	1,299,651

Long-Term Liabilities:
Deferred Income Tax Liability	466,183	401,062
Capital Lease Payable - Long Term	42,526	--
Notes Payable - Long Term	282,824	12,766

Total Long-Term Liabilities	791,533	413,828

Stockholders' Equity:
Common Stock - No Par Value, 2,500 Shares Authorized 1,000 Shares Issued and Outstanding	1,000	1,000

Retained Earnings	838,866	734,449

Total Stockholders' Equity	839,866	735,449

Total Liabilities and Stockholders' Equity	$ 2,945,129	$ 2,448,928

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

	Years ended December 31,
	2006	2005

Revenue	$ 2,124,008	$2,101,862

Cost of Services:
Inventory - Beginning of Years	1,326,660	1,231,838
Purchases	946,337	1,131,997
Supplies	20,973	30,024
Freight and Warehousing	43,837	65,892
Depreciation	12,991	3,142
Outside Labor	154,691	91,520

Total Cost of Goods Available for Sale	2,505,489	2,554,413
Inventory - Ending of Years	1,334,024	1,326,660

Total Cost of Services	1,171,465	1,227,753

Gross Profit	952,543	874,109

General and Administrative Expenses:
Salaries and Related Payroll Tax Expense	155,364	66,829
Insurance	51,675	27,839
Rent Expense	27,121	28,788
Office Expense	17,319	10,991
Bank and Credit Charge Charges	4,838	9,993
Depreciation	8,550	6,218
Professional Fees	8,500	13,527
Telephone and Utilities	13,230	10,012
Bad Debt Expense	21,250	6,000
Miscellaneous	8,646	3,371

Total General and Administrative Expenses	316,493	183,568

Selling Expenses:
Advertising	178,077	228,142
Trade Show Expense	112,563	73,204
Travel and Entertainment	67,525	62,625
Auto Expenses	7,989	9,905
Depreciation Expense	4,667	--
Commission Expense	71,240	50,271

Total Selling Expenses	442,061	424,147

Total Operating Costs	758,554	607,715

Income from Operations - Forward	$ 193,989	$ 266,394

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

	Years ended December 31,
	2006	2005

Income from Operations - Forwarded	$ 193,989	$ 266,394

Other Income [Expense]:
Interest Expense	(54,619)	(51,831)

Income Before Income Tax Expense	139,370	214,563

Income Tax Expense	34,953	56,827

Net Income	104,417	157,736

Retained Earnings - Beginning of Years	734,449	576,713

Retained Earnings - End of Years	$ 838,866	$ 734,449

Basic and Diluted Income Per Common Share	$104.42	$157.74

Weighted Average Common Shares Outstanding	1,000	1,000

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

STATEMENTS OF STOCKHOLDERS’ EQUITY

				Total
	Common Stock		Retained	Stockholders’
	Shares	Amount	Earnings	Equity

Balance – December 31, 2004	1,000	$1,000	$576,713	$577,713

Net Income	--	--	157,736	157,736

Balance – December 31, 2005	1,000	1,000	734,449	735,449

Net Income	--	--	104,417	104,417

Balance – December 31, 2006	1,000	$1,000	$838,866	$839,866

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2006	2005
Operating Activities:
Net Income	$104,417	$157,736
Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities:
Depreciation and Amortization	26,208	9,360
Deferred Tax Expense	34,257	56,194
Bad Debt Expense	21,250	6,000

Changes in Assets and Liabilities:
[Increase] Decrease in:
Accounts Receivable	(335,318)	(204,284)
Inventory	(7,364)	(94,822)
Prepaid Expense	(21,333)	68,290

Increase [Decrease] in:
Accounts Payable and Accrued Expenses	30,121	(32,387)

Total Adjustments	(252,179)	(191,649)

Net Cash - Operating Activities	(147,762)	(33,913)

Investing Activities:
Capital Expenditures	(90,758)	(38,577)

Financing Activities:
Proceeds on Debt	450,000	221,722
Payments on Debt and Line of Credit	(221,210)	(126,543)
Advances from Stockholder	1,041	24,039
Payments on Capital Lease Payable	(4,567)	--

Net Cash - Financing Activities	225,264	119,218

Net [Decrease] Increase in Cash	(13,256)	46,728

Cash - Beginning of Years	55,723	8,995

Cash - End of Years	$42,467	$55,723

Supplemental Disclosures of Cash Flow Information:
Cash paid during the years for:
Interest	$56,932	$50,983
Income Taxes	$696	$633

Supplemental Disclosures of Non-Cash Investing and Financing Activities:

During 2006, the Company entered into a capital lease for the purchase of equipment having an aggregate net present value of $56,000.

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

[1] Nature of Operations

Diamond Information Institute Inc. d/b/a Designs by Bergio [the "Company"] is engaged in the product design, manufacturing, distribution of fine jewelry throughout the United States.

[2] Summary of Significant Accounting Policies

Cash and Cash Equivalents - Cash equivalents are comprised of certain highly liquid instruments with a maturity of three months or less when purchased. The Company had not have any cash equivalents at December 31, 2006 or 2005.

Accounts Receivable - Fine jewelry is sold to retail outlets throughout the United States. For the years ended December 31, 2006 and 2005, accounts receivable were substantially comprised of balances due from retailers. Accounts receivable have been reduced by an allowance for doubtful accounts of $36,250 and $39,500 as of December 31, 2006 and 2005, respectively.

Inventories - Substantially all inventory consists primarily of finished goods and is valued at the lower of cost or market. Cost is determined on a first-in, first-out basis method using the weighted average method for determining cost. Average cost is recomputed after each inventory purchase or sale.

Concentrations of Credit Risk – Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivables. The Company places its cash and cash equivalents with high credit quality financial institutions. The Company, from time to time, maintains balances in financial institutions beyond the insured amounts. As of December 31, 2006 and 2005, the Company had cash of approximately $13,000 and $10,000, respectively, beyond the federally insured amounts.

Concentrations of credit risk with respect to trade receivables is limited due to the wide variety of customers and markets into which the company's services are provided, as well as their dispersion across many different geographical areas. As is characteristic of the Company's business and of the jewelry industry generally, the Company extends its customers seasonal credit terms which results in the Company carrying this customer's receivables for relatively long periods, exposing the Company to credit risk associated with non-payment by this customer. The carrying amount of receivables approximates fair value. The Company routinely assesses the financial strength of its customers and based upon the factors surrounding the credit risk of its customers, establishes an allowance for uncollectible accounts and, as a consequence believes that its accounts receivable credit risk exposure beyond the allowances for doubtful accounts is limited. The Company does not require collateral to support these financial instruments.

For the years ended December 31, 2006 and 2005, no customer exceeded 10% of the Company's sales or accounts receivable.

Property and Equipment and Depreciation - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives ranging from five (5) to seven (7) years.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

Expenditures for repairs and maintenance are charged to expense as incurred whereas expenditures for renewals and improvements that extend the useful life of the assets are capitalized. Upon the sale or retirement, the cost and the related accumulated depreciation are eliminated from the respective accounts and any resulting gain or loss is reported in the year of disposal.

Revenue Recognition - Revenue is recognized upon shipment of products to customers. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded and adjusted for market and consumer conditions as necessary based upon historical experience and current trends.

Design Activities - Design activities consist of conceptual formulation and design of possible products and creation of pre-production prototypes and molds. Costs associated with these activities are expensed as incurred.

Warranty Costs - The Company maintains a reserve for costs that it estimates will be needed to cover future product warranty obligations for products sold during the year. This estimate is based upon the Company's historical experience as well as current production techniques.

Investments in Unconsolidated Affiliates - Investments in unconsolidated affiliates, jointly owned companies and other investees in which the Company owns 20% to 50% interest or otherwise exercises significant influence are carried at cost, adjusted for the Company's proportionate share of their undistributed earnings or losses. Investments in unconsolidated affiliates, in which the Company owns less than 20% or otherwise does not exercise significant influence are stated at cost. At December 31, 2005 and 2006, the Company had an investment in which, the Company owned less than 1% interest in an unconsolidated affiliate and the therefore the investment is carried at cost

Long-Lived Assets - In accordance with Statement of Financial Accounting Standards ["SFAS"] No.144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets are reviewed for impairment annually in the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value as determined by an estimate of discounted future cash flows.

Losses on assets held for disposal are recognized when management has approved and committed to a plan to dispose of the assets, and the assets are available for disposal.

Fair Value of Financial Instruments - Generally accepted accounting principles require disclosing the fair value of financial instruments to the extent practicable for financial instruments, which are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement. In assessing the fair value of these financial instruments, the Company used a variety of methods and assumptions, which were based on estimates of market conditions and

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

risks existing at that time. For certain instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, it was estimated that the carrying amount approximated fair value for the majority of these instruments because of their short maturity. The fair value of furniture, fixtures and equipment is estimated to approximate their net book values. The fair value of notes payable obligations as recorded approximates their fair values due to the variable rate of interest associated with the underlying obligations.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Stock Options and Similar Instruments - Stock-Based Compensation – The Company does not currently sponsor stock option plans or restricted stock awards plans. However, on January 1, 2006, the Company adopted the provisions of SFAS No. 123-R, "Share-Based Payment" using the modified prospective method. SFAS No. 123-R requires companies to recognize the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards. Under the modified prospective method of adopting SFAS No. 123-R, the Company recognized compensation cost for all share-based payments granted after January 1, 2006, plus any awards granted to employees prior to January 1, 2006 that remain unvested at that time. Under this method of adoption, no restatement of prior periods is made.

Prior to January 1, 2006 the Company recognized the cost of employee services received in exchange for equity instruments in accordance with Accounting Principles Board Opinion No. 25 ["APB 25"], "Accounting for Stock Issued Employees". APB 25 required the use of the intrinsic value method, which measures compensation cost as the excess, if any, of the quoted market price of the stock over the amount the employee must pay for the stock. Compensation expense for substantially of all the Company's equity based awards was measured under APB 25 on the date the shares were granted. Under APB 25, no compensation expense was recognized for stock options.

There was no stock based compensation expense related to stock options during the year ended December 31, 2006 and 2005 as no options were granted nor did any options vest during the period. There was no recognized tax benefits during the years ended December 31, 2006 and 2005.

Had compensation expense been determined and recorded based on the fair-value recognition provisions of SFAS No. 123, net earnings and earnings per share would have been reduced to pro forma amounts as follows:

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

Years ended
December 31,
2005

Net Income - As Reported	$157,736
Stock-Based Employee Compensation Expense under Fair Value
Method, Net of Related Tax Effects	--

Pro Forma Net Income	$157,736

Income Per Share:
Basic, As Reported	$157.74
Basic, Pro Forma	$157.74

The historical pro-forma impact of applying the fair value method prescribed by SFAS No. 123-R is not representative of the impact that may be expected in the future due to changes resulting from additional grants in future years and changes in assumptions such as volatility, interest rates and expected life used to estimate fair value of the grants in future years.

Income Taxes - The Company follows the provisions of SFAS No. 109, "Accounting for Income Taxes." Under the asset and liability method of SFAS 109, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Basic and Diluted Loss Per Share - Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Dilutive earnings per share reflect the potential dilution of securities that could share in the earnings of the Company. Because the Company does not have any potentially dilutive securities.

Advertising and Promotional Costs - Advertising and promotional costs, which are expensed as incurred, totaled approximately $178,077 and $228,142 for the years ended December 31, 2006 and 2005, respectively.

[3] Recently Issued Accounting Standards

In February 2006, the Financial Accounting Standards Board ["FASB"] issued SFAS 155, "Accounting for Certain Hybrid Financial Instruments" an amendment of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities", and FASB 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS 155, provides the framework for fair value remeasurement of any hybrid financial instrument that

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

contains an embedded derivative that otherwise would require bifurcation as well as establishes a requirement to evaluate interests in securitized financial assets to identify interests. SFAS 155 further amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The guidance SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133 and concentrations of credit risk in the form of subordination are not embedded derivatives. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

In March 2006, the FASB issued SFAS 156, "Accounting for Servicing of Financial Assets"—an amendment of SFAS 140. SFAS 156 requires the recognition of a servicing asset or servicing liability under certain circumstances when an obligation to service a financial asset by entering into a servicing contract. SFAS 156 also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value utilizing the amortization method or fair market value method. SFAS 156 is effective at the beginning of the first fiscal year that begins after September 15, 2006. SFAS 156 is not expected to have a material impact on the Company's consolidated financial statements.

In June 2006, the Emerging Issues Task Force [""EITF"] ratified EITF 06-3: How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation). EITF applies to any tax assessed by a governmental authority that is both imposed on and concurrent with a specific revenue-producing transaction between a seller and a customer, and may include, but is not limited to, sales, use, value added, and some excise taxes. EITF 06-3 excludes tax schemes that are based on gross receipts and taxes that are imposed during the inventory procurement process. EITF 06-3 states that the presentation of taxes within the scope of Issue 1 on either a gross basis (included in revenues and costs) or a net basis (excluded from revenues) is an accounting policy decision that should be disclosed in the footnotes to the financial statements. In addition, for any such taxes that are reported on a gross basis, an entity should disclose the amounts of those taxes in interim and annual financial statements for each period for which an income statement is presented if those amounts are significant. The disclosure of those taxes can be done on an aggregate basis. EITF 06-3 is effective for all reporting periods after December 15, 2006. EITF 06-3 is not expected to have a material impact on the Company's financial statements.

In June 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes" – an interpretation of SFAS 109, "Accounting for Income Taxes". This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS 109. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is not expected to have a material impact on the Company's consolidated financial statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements". SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. SFAS 157 is effective at the beginning of the first fiscal year beginning after November 15, 2007. Earlier application is permitted provided that the reporting entity has not yet issued financial statements for that fiscal year. SFAS 157 is not expected to have a material impact on the Company's consolidated financial statements.

In September 2006, the FASB issued SFAS 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" – an amendment of FASB Statements No. 87, 88, 106, and 132(R). SFAS 158 requires an employer to recognize an asset or liability for the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan). Any changes in the funded status will be recognized in the year in which the changes occur through comprehensive income. SFAS 158 also requires that employers measure the funded status of a plan as of the date of its year-end balance sheet. SFAS 158 is effective as of the end of the fiscal year ending after December 15, 2006. SFAS 158 is not expected to have a material impact on the Company's consolidated financial statements.

[4] Property and Equipment

Property and equipment and accumulated depreciation are as follows:

	December 31,
	2006	2005

Office and Equipment	$206,728	$61,184
Leasehold Improvements	7,781	7,781
Furniture and Fixtures	18,487	17,273

Totals - At Cost	232,996	86,238
Less: Accumulated Depreciation	46,803	20,595

Property and Equipment - Net	$186,193	$65,643

Depreciation expense for the years ended December 31, 2006 and 2005 was $26,208 and $9,359, respectively, included capital lease equipment.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

[5] Notes Payables and Long-Term Debt

	December 31,
	2006	2005

Notes payable due in equal monthly installments, over 48 months, maturing through May 2009 at interest rates of 7.25%. The notes are collateralized by the assets of the corporation. [See Note 6]	$116,666	$--

Notes payable due in equal monthly installments, over 60 months, maturing through May 2011 at interest rates of 7.96%. The notes are collateralized by the assets of the corporation. [See Note 6]	270,266	--

Notes payable due in equal monthly installments, over 60 months, maturing through May 2008 at interest rates of 7.95%. The notes are collateralized by the assets of the corporation. [See Note 6]	--	21,743

Notes payable due in equal monthly installments, over 36 months, maturing through July 2006 at interest rates of 4.46%. The notes are collateralized by the assets of the corporation. [See Note 6]	--	20,479

Totals	386,932	42,222
Less: Current Maturities Included in Current Liabilities	104,108	29,456

Total Long-Term Portion of Debt	$282,824	$12,766

Maturities of long-term debt as of December 31, are as follows:

Years ended
December 31,
2007	$104,108
2008	108,367
2009	79,627
2010	67,916
2011	26,914
Thereafter	--

Total	$386,932

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

[6] Line of Credit

During 2006, the Company refinanced its existing credit facilities and notes payable with various other financial institutions. A summary of these credit facilities are as follows:

	December 31,
	2006	2005

Credit Line of $450,000, minimum payment of interest only is due monthly at the bank's prime rate plus .75%. At December 31, 2006, the interest rate was 9.00%. The Credit Line renews annually in May 2007 and is collateralized by the assets of the corporation.	$434,985	$--

Credit Line of $350,000, minimum payment of interest only is due monthly at the bank's prime rate plus .25%. At December 31, 2006, the interest rate was 8.50%. The Credit Line renews annually in May 2007 and is collateralized by the assets of the corporation.	99,002	--

Credit Line of $55,000, minimum payment of interest only is due monthly at the bank's prime rate plus .75%. At December 31, 2006, the interest rate was 9.00%. The Credit Line renews annually in July 2007 and is collateralized by the assets of the corporation.	52,020	45,245

Various unsecured Credit Cards of $250,000, minimum payment of principal and interest are due monthly at the credit card's annual interest rate. At December 31, 2006, the interest rate was ranged from 12.24% to 22.06%.	63,126	248,282

Credit Line of $380,000, minimum payment of interest only are due monthly at the bank's prime rate plus .25%. At December 31, 2006, the interest rate was 8.50%. The Credit Line renews annually in May 2007 and is collateralized by the assets of the corporation. [Refinanced]	--	379,842

Credit Line of $100,000, minimum payment of interest only are due monthly at the bank's prime rate plus .25%. At December 31, 2005, the interest rate was 7.50%. The Credit Line renews annually in May 2006 and is collateralized by the assets of the corporation. [Refinanced]	--	91,684

Total Line of Credit	$649,133	$765,053

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

Under the terms of the agreement the Company is required to maintain certain financial ratios. At December 31, 2006, the Company had satisfied these covenants.

The Company had approximately $456,000 and $20,000 available under the various credit facilities at December 31, 2006 and 2005, respectively.

[7] Equipment Held Under Capitalized Lease Obligations

During 2006, the Company entered into a capital lease for the purchase of equipment. The Company's equipment held under capitalized lease obligations as of December 31, 2006 is summarized as follows:

Showroom Equipment	$56,000
Less: Accumulated Amortization	(4,667)

Equipment Held under Capitalized Lease Obligations - Net	$51,333

During 2006, the Company recorded amortization of $4,667 related to equipment held under capitalized leases.

As of December 31, 2006, the future minimum lease payments under capital leases are as follows:

2007	$13,868
2008	13,868
2009	13,868
2010	13,868
2011	8,090
Thereafter	--

Total	63,562
Less: Amount Representing Imputed Interest	(12,129)

Present Value of Net Minimum Capital Lease Payments	51,433
Current Portion of Capitalized Lease Obligations	8,907

Non Current Portion of Capitalized Lease Obligations	$42,526

During 2006, interest expense related to capitalized lease obligations was $2,368.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

[8] Income Taxes

The provision for income taxes is as follows:

	December 31,
	2006	2005
Current:
Federal	$--	$--
State	696	633

Totals	696	633

Deferred:
Federal	22,979	37,657
State	11,278	18,537

Totals	34,257	56,194

Totals	$34,953	$56,827

Reconciliation of the federal statutory income tax rate to the effective income tax rate is as follows:

	2006	2005
U.S. Statutory Rate	15.00%	15.00%
State Income Taxes [Net of Federal Benefit]	7.50%	7.50%
Per Market Differences and Other	2.58%	3.98%

Effective rate	25.08%	26.48%

Deferred income tax liabilities [assets] are as follows:

	December 31,
	2006	2005
Deferred Income Tax Liabilities:
Property, Plant and Equipment	$9,870	$5,861
Financial Accruals and Other	570,391	494,001

Totals	580,261	499,862
Deferred Income Tax Assets:
Net Operating Loss Carryforward	(97,493)	(92,728)
Financial Accruals and Other	(115,156)	(73,779)

Totals	(212,649)	(166,507)

Total Deferred Taxes	$367,612	$333,355

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

The company has recorded a deferred tax expense of $34,257 reflecting the benefit of approximately $4,800 in net operating loss carryforwards, and expenses of approximately $4,000 and $35,100 in certain financial accruals. Although realization is not assured and dependent upon things such as generating sufficient taxable income in future periods, management believes it is more likely than not that all of the deferred tax asset will be realized. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income or changes in the accrued expenses during the future periods are reduced.

At December 31, 2006, the Company had approximately $431,000 of federal net operating tax loss carryforwards expiring at various dates through 2026. The Tax Reform Act of 1986 enacted a complex set of rules which limits a company's ability to utilize net operating loss carryforwards and tax credit carryforwards in periods following an ownership change. These rules define an ownership change as a greater than 50 percent point change in stock ownership within a defined testing period which is generally a three-year period. As a result of stock which may be issued by us from time to time and the conversion of warrants, options or the result of other changes in ownership of our outstanding stock, we may experience an ownership change and consequently our utilization of net operating loss carryforwards could be significantly limited.

[9] Related Party Transactions

[A] The Company receives advances from time to time from its shareholder based upon cash flow needs. At December 31, 2005 and 2006, $24,039 and $25,080 was due to the shareholder, respectively. Repayment and interest terms have not been established and as a result the amount has been classified as a current liability.

[B] During 2006 and 2005, the Company leased office space from the sole shareholder totaling $7,000 and $13,125, respectively, which is included in rent expense.

[10 Commitment and Contingencies

Operating Leases - The Company leases certain office and manufacturing facilities and equipment. The lease agreements, which expire at various dates through 2011, are subject, in many cases, to renewal options and provide for the payment of taxes, and operating costs, such as insurance and maintenance. Certain leases contain escalation clauses resulting from the pass-through of increases in operating costs and property taxes. All these leases are classified as operating leases.

Aggregate minimum annual rental payments under non-cancelable operating leases are as follows:

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

Years ended
December 31,
2007	$ 22,632
2008	23,265
2009	23,917
2010	15,460
2011	635
Thereafter	--

Total	$85,909

Rent expense for the Company's operating leases, including shareholder rent was $27,121 and $28,788 for the years ended December 31, 2006 and 2005, respectively.

Litigation - The Company, in the normal course of business, is involved in certain legal matters for which it carries insurance, subject to certain exclusions and deductibles. Generally this litigation involves claims for product liability. It is management's belief that the losses beyond the insured amounts is limited and will not have a materially adverse impact on the financial condition, operations, or cash flows of the Company

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of

Diamond Information Institute, Inc.

d/b/a Designs by Bergio

Fairfield, NJ 07004

We have reviewed the accompanying balance sheet of Diamond Information Institute, Inc. d/b/a Designs by Bergio of March 31, 2007 and 2006 and the related statements of operations and retained earnings and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in the financial statements is the representation of the management of Diamond Information Institute, Inc. d/b/a Designs by Bergio.

A review consists principally of inquiries of the Company's personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

MOORE STEPHENS, P. C.

Certified Public Accountants

Cranford, New Jersey

May 18, 2007

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

BALANCE SHEETS

	March 31,
	2007	2006
Assets:
Current Assets:
Accounts Receivable - Net of Allowance for Doubtful
Accounts of $36,250 and $39,500, respectively	$ 765,724	$502,917
Inventory	1,526,154	1,546,161
Deferred Income Tax Asset	84,509	118,955
Prepaid Expenses	38,186	20,860

Total Current Assets	2,414,573	2,188,893

Property and Equipment:
Property and Equipment	283,688	87,321
Accumulated Depreciation	(60,429)	(24,488)

Property and Equipment - Net	223,259	62,833

Other Assets:
Deferred Income Tax Asset	196,875	52,635
Investment in Unconsolidated Affiliate	5,000	5,000

Total Other Assets	201,875	57,635

Total Assets	$ 2,839,707	$2,309,361

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

BALANCE SHEETS

	March 31,
	2007	2006

Liabilities and Stockholders' Equity:
Current Liabilities:
Cash Overdraft	$563	$10,781
Accounts Payable	363,785	251,726
Accrued Expenses	7,538	84,012
Stockholder's Loan Payable	23,698	24,871
Deferred Income Tax Liability	106,484	94,925
Line of Credit	839,796	784,386
Capital Lease Payable - Current	9,103	--
Notes Payable - Current	105,142	23,521

Total Current Liabilities	1,456,109	1,274,222

Long-Term Liabilities:
Deferred Income Tax Liability	436,470	385,769
Capital Lease Payable - Long Term	39,971	--
Notes Payable - Long Term	260,312	8,043

Total Long-Term Liabilities	736,753	393,812

Stockholders' Equity:
Common Stock - No Par Value, 2,500 Shares Authorized 1,000 Shares Issued and Outstanding	1,000	1,000

Retained Earnings	645,845	640,327

Total Stockholders' Equity	646,845	641,327

Total Liabilities and Stockholders' Equity	$ 2,839,707	$2,309,361

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

	Three months ended March 31,
	2007	2006

Revenue	$ 74,684	$249,102

Cost of Services:
Inventory - Beginning of Period	1,334,024	1,326,660
Purchases	208,761	272,408
Supplies	10,897	3,909
Freight and Warehousing	7,121	14,817
Depreciation	4,211	2,459
Outside Labor	6,427	70,558

Total Cost of Goods Available for Sale	1,571,441	1,690,811
Inventory - Ending of Period	1,526,153	1,546,161

Total Cost of Services	45,288	144,650

Gross Profit	29,396	104,452

General and Administrative Expenses:
Salaries and Related Payroll Tax Expense	100,327	26,284
Insurance	17,690	19,729
Rent Expense	5,543	8,499
Office Expense	16,220	6,024
Bank and Credit Charge Charges	565	873
Depreciation	6,615	1,434
Professional Fees	32,838	8,795
Telephone and Utilities	3,227	3,405
Miscellaneous	2,401	2,106

Total General and Administrative Expenses	185,426	77,149

Selling Expenses:
Advertising	46,680	60,850
Trade Show Expense	33,999	34,766
Travel and Entertainment	24,368	16,360
Auto Expenses	5,884	2,842
Depreciation Expense	2,800	--
Commission Expense	7,500	12,800

Total Selling Expenses	121,231	127,618

Total Operating Costs	306,657	204,767

Loss from Operations - Forward	$(277,261)	$(100,315)

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

	Three months ended March 31,
	2007	2006

Loss from Operations - Forwarded	$(277,261)	$(100,315)

Other [Expense]:
Interest Expense	(19,685)	(17,528)

Loss Before Income Tax [Benefit]	(296,946)	(117,843)

Income Tax [Benefit]	(103,925)	(23,721)

Net Loss	(193,021)	(94,122)

Retained Earnings - Beginning of Periods	838,866	734,449

Retained Earnings - End of Periods	$645,845	$640,327

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

STATEMENTS OF CASH FLOWS

	Three months ended March 31,
	2007	2006

Operating Activities:
Net Loss	$(193,021)	$(94,122)
Adjustments to Reconcile Net Loss to
Net Cash Provided by Operating Activities:
Depreciation and Amortization	13,626	3,893
Deferred Tax Expense	(106,042)	(24,251)

Changes in Assets and Liabilities:
[Increase] Decrease in:
Accounts Receivable	356,879	305,618
Inventory	(192,130)	(219,501)
Prepaid Expense	4,007	--

Increase [Decrease] in:
Accounts Payable and Accrued Expenses	(41,101)	(46,565)

Total Adjustments	35,239	19,194

Net Cash - Operating Activities	(157,782)	(74,928)

Investing Activities:
Capital Expenditures	(50,692)	(1,083)

Financing Activities:
Proceeds on Debt and Line of Credit	190,663	72,000
Payments on Debt and Line of Credit	(21,478)	(63,325)
Advances from Stockholder	(1,382)	832
Payments on Capital Lease Payable	(2,359)	--
Cash Overdraft	563	10,781

Net Cash - Financing Activities	166,007	20,288

Net [Decrease] in Cash	(42,467)	(55,723)

Cash - Beginning of Periods	42,467	55,723

Cash - End of Periods	$--	$--

Supplemental Disclosures of Cash Flow Information:
Cash paid during the periods for:
Interest	$12,824	$17,506
Income Taxes	$2,117	$530

See Notes to Financial Statements.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

[1] Nature of Operations

Diamond Information Institute Inc. d/b/a Designs by Bergio [the "Company"] is engaged in the product design, manufacturing, distribution of fine jewelry throughout the United States.

[2] Summary of Significant Accounting Policies

Cash and Cash Equivalents - Cash equivalents are comprised of certain highly liquid instruments with a maturity of three months or less when purchased. The Company had not have any cash equivalents at March 31, 2007 and 2006, respectively.

Accounts Receivable - Fine jewelry is sold to retail outlets throughout the United States. For the three months ended March 31, 2007 and 2006, accounts receivable were substantially comprised of balances due from retailers. Accounts receivable have been reduced by an allowance for doubtful accounts of $36,250 and $39,500 as of March 31, 2007 and 2006, respectively.

Inventories - Substantially all inventory consists primarily of finished goods and is valued at the lower of cost or market. Cost is determined on a first-in, first-out basis method using the weighted average method for determining cost. Average cost is recomputed after each inventory purchase or sale.

Concentrations of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivables. The Company places its cash and cash equivalents with high credit quality financial institutions. The Company, from time to time, maintains balances in financial institutions beyond the insured amounts. As of March 31, 2007 and 2006, the Company did not exceed the federally insured amounts.

Concentrations of credit risk with respect to trade receivables is limited due to the wide variety of customers and markets into which the company's services are provided, as well as their dispersion across many different geographical areas. As is characteristic of the Company's business and of the jewelry industry generally, the Company extends its customers seasonal credit terms which results in the Company carrying this customer's receivables for relatively long periods, exposing the Company to credit risk associated with non-payment by this customer. The carrying amount of receivables approximates fair value. The Company routinely assesses the financial strength of its customers and based upon the factors surrounding the credit risk of its customers, establishes an allowance for uncollectible accounts and, as a consequence believes that its accounts receivable credit risk exposure beyond the allowances for doubtful accounts is limited. The Company does not require collateral to support these financial instruments.

For the three months ended March 31, 2007, no customer exceeded 10% of the Company's sales or accounts receivable.

For the three months ended March 31, 2006, one customer accounted for approximately 11% of the Company's sales and approximately 13% of accounts receivable.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

Property and Equipment and Depreciation - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives ranging from five (5) to seven (7) years.

Expenditures for repairs and maintenance are charged to expense as incurred whereas expenditures for renewals and improvements that extend the useful life of the assets are capitalized. Upon the sale or retirement, the cost and the related accumulated depreciation are eliminated from the respective accounts and any resulting gain or loss is reported in the year of disposal.

Revenue Recognition - Revenue is recognized upon shipment of products to customers. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded and adjusted for market and consumer conditions as necessary based upon historical experience and current trends.

Design Activities - Design activities consist of conceptual formulation and design of possible products and creation of pre-production prototypes and molds. Costs associated with these activities are expensed as incurred.

Warranty Costs - The Company maintains a reserve for costs that it estimates will be needed to cover future product warranty obligations for products sold during the year. This estimate is based upon the Company's historical experience as well as current production techniques. These costs have not been significant for the three months ended March 31, 2007 and 2006, respectively.

Investments in Unconsolidated Affiliates - Investments in unconsolidated affiliates, jointly owned companies and other investees in which the Company owns 20% to 50% interest or otherwise exercises significant influence are carried at cost, adjusted for the Company's proportionate share of their undistributed earnings or losses. Investments in unconsolidated affiliates, in which the Company owns less than 20% or otherwise does not exercise significant influence are stated at cost. At March 31, 2007, the Company had an investment in which, the Company owned less than 1% interest in an unconsolidated affiliate and the therefore the investment is carried at cost.

Long-Lived Assets - In accordance with Statement of Financial Accounting Standards ["SFAS"] No.144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets are reviewed for impairment annually in the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value as determined by an estimate of discounted future cash flows.

Losses on assets held for disposal are recognized when management has approved and committed to a plan to dispose of the assets, and the assets are available for disposal.

Fair Value of Financial Instruments - Generally accepted accounting principles require disclosing the fair value of financial instruments to the extent practicable for financial

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

instruments, which are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement. In assessing the fair value of these financial instruments, the Company used a variety of methods and assumptions, which were based on estimates of market conditions and risks existing at that time. For certain instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, it was estimated that the carrying amount approximated fair value for the majority of these instruments because of their short maturity. The fair value of furniture, fixtures and equipment is estimated to approximate their net book values. The fair value of notes payable obligations as recorded approximates their fair values due to the variable rate of interest associated with the underlying obligations.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Stock Options and Similar Instruments - Stock-Based Compensation – The Company does not currently sponsor stock option plans or restricted stock awards plans. However, on January 1, 2006, the Company adopted the provisions of SFAS No. 123-R, "Share-Based Payment" using the modified prospective method. SFAS No. 123-R requires companies to recognize the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards. Under the modified prospective method of adopting SFAS No. 123-R, the Company recognized compensation cost for all share-based payments granted after January 1, 2006, plus any awards granted to employees prior to January 1, 2006 that remain unvested at that time. Under this method of adoption, no restatement of prior periods is made.

Prior to January 1, 2006 the Company recognized the cost of employee services received in exchange for equity instruments in accordance with Accounting Principles Board Opinion No. 25 ["APB 25"], "Accounting for Stock Issued Employees". APB 25 required the use of the intrinsic value method, which measures compensation cost as the excess, if any, of the quoted market price of the stock over the amount the employee must pay for the stock. Compensation expense for substantially of all the Company's equity based awards was measured under APB 25 on the date the shares were granted. Under APB 25, no compensation expense was recognized for stock options.

There was no stock based compensation expense related to stock options during the three months ended March 31, 2007 and 2006, respectively, as no options were granted nor did any options vest during the period. There was no recognized tax benefits during the three months ended March 31, 2007 and 2006, respectively.

Income Taxes - The Company follows the provisions of SFAS No. 109, "Accounting for Income Taxes." Under the asset and liability method of SFAS 109, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

basis. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Advertising and Promotional Costs - Advertising and promotional costs, which are expensed as incurred, totaled approximately $46,680 and $60,850 for the three months ended March 31, 2007 and 2006, respectively.

[3] Recently Issued Accounting Standards

In February 2007, FASB issued Statement No. 159 ("FASB 159"), The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. The fair value option established by this statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. The measurement option is applied to:

A.	Recognized financial assets and financial liabilities except for:
•	An investment in a subsidiary that the entity is required to consolidate
•	An interest in a variable interest entity that the entity is required to consolidate
•

Employees' and plans' obligations for pension benefits, other postretirement benefits, post-employment benefits, employee stock option and stock purchase plans, and other forms of deferred compensation arrangements.

•	Financial assets and financial liabilities recognized under leases as defined in FASB Statement No. 13, Accounting for Leases.
•	Deposit liabilities, withdrawable on demand, of banks, savings and loan associates, credit unions, and other similar depository institutions.
•	Financial instruments that are in whole, or in part, classified by the user as a component of shareholders' equity.

B.	Firm commitments that would otherwise not be recognized at inception and that involve only financial instruments.

C.	Nonfinancial insurance contracts and warranties that the insurer can settle by paying a third party to provide those goods or services.

D.	Host financial instruments resulting from separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument.

The fair value option:

A.	May be applied instrument by instrument, with a few exceptions, such as investments other wise accounted for by the equity method

B.	Is irrevocable (unless a new election date occurs)

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

C.

Is applied only to entire instruments and not to portions of instruments The Statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. FASB 159 is not expected to have a material impact on the Company's financial statements.

[4] Property and Equipment

Property and equipment and accumulated depreciation are as follows:

	March 31,
	2007	2006

Office and Equipment	$201,421	$62,267
Leasehold Improvements	7,781	7,781
Furniture and Fixtures	18,487	17,273
Selling	56,000	--

Totals - At Cost	283,689	87,321
Less: Accumulated Depreciation	60,430	24,488

Property and Equipment - Net	$223,259	$62,833

Depreciation expense for the three months ended March 31, 2007 and 2006 was $13,626 and $3,893, respectively, included capital lease equipment.

[5] Notes Payables and Long-Term Debt

	March 31,
	2007	2006

Notes payable due in equal monthly installments, over 48 months, maturing through May 2009 at interest rates of 7.25%. The notes are collateralized by the assets of the corporation. [See Note 6]	$108,333	$--

Notes payable due in equal monthly installments, over 60 months, maturing through May 2008 at interest rates of 7.95%. The notes are collateralized by the assets of the corporation. [See Note 6]	--	19,821

Notes payable due in equal monthly installments, over 36 months, maturing through July 2006 at interest rates of 4.46%. The notes are collateralized by the assets of the corporation. [See Note 6]	--	11,743

Notes payable due in equal monthly installments, over 60 months, maturing through May 2001 at interest rates of 7.60%. The notes are collateralized by the assets of the corporation. [See Note 6]	257,121	--

Totals	365,454	31,564
Less: Current Maturities Included in Current Liabilities	105,142	23,521

Total Long-Term Portion of Debt	$260,312	$8,043

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

Maturities of long-term debt as of March 31, 2007, are as follows:

Years ended
March 31,
2008	$105,142
2009	109,483
2010	72,497
2011	69,214
2012	9,118
Thereafter	--

Total	$365,454

[6] Line of Credit

	March 31,
	2007	2006

Credit Line of $450,000, minimum payment of interest only is due monthly at the bank's prime rate plus .75%. At March 31, 2007, the interest rate was 9.00%. The Credit Line renews annually in May 2007 and is collateralized by the assets of the corporation.	$434,985	$--

Credit Line of $350,000, minimum payment of interest only is due monthly at the bank's prime rate plus .25%. At March 31, 2007, the interest rate was 8.50%. The Credit Line renews annually in May 2007 and is collateralized by the assets of the corporation.	293,052	--

Credit Line of $55,000, minimum payment of interest only is due monthly at the bank's prime rate plus 1.25%. At March 31, 2007 and 2006, the interest rate was 9.50 and 9.00% respectively. The Credit Line renews annually in July 2007 and is collateralized by the assets of the corporation.	49,843	44,523

Various unsecured Credit Cards of $250,000, minimum payment of principal and interest are due monthly at the credit card's annual interest rate. At March 31, 2007, the interest rate was ranged from 12.24% to 22.06%, respectively.	61,916	260,752

Credit Line of $380,000, minimum payment of interest only are due monthly at the bank's prime rate plus 1.00%. At March 31, 2006, the interest rate was 8.75%. The Credit Line renews annually in May 2007 and is collateralized by the assets of the corporation. [Refinanced]	--	379,842

Credit Line of $100,000, minimum payment of interest only are due monthly at the bank's prime rate plus 1.25%. At March 31, 2005, the interest rate was 9.00%. The Credit Line renews annually in May 2006 and is collateralized by the assets of the corporation. [Refinanced]	--	99,269

Total Line of Credit	$839,796	$784,386

The Company had approximately $265,204 and $70,615 available under the various credit facilities at March 31, 2007 and 2006, respectively.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

[7] Equipment Held Under Capitalized Lease Obligations

During August 2006, the Company entered into a capital lease for the purchase of equipment. The Company's equipment held under capitalized lease obligations as of March 31, 2007 is summarized as follows:

Showroom Equipment	$56,000
Less: Accumulated Amortization	(7,467)

Equipment Held under Capitalized Lease Obligations - Net	$48,533

During 2007, the Company recorded amortization of $2,800 related to equipment held under capitalized leases.

As of March 31, 2007, the future minimum lease payments under capital leases are as follows:

2008	$13,868
2009	13,868
2010	13,868
2011	13,868
2012	3,467
Thereafter	--

Total	58,939
Less: Amount Representing Imputed Interest	(9,865)

Present Value of Net Minimum Capital Lease Payments	49,074
Current Portion of Capitalized Lease Obligations	9,103

Non Current Portion of Capitalized Lease Obligations	$39,971

During 2007, interest expense related to capitalized lease obligations was $1,108.

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

[8] Income Taxes

The provision for income taxes is as follows:

	March 31,
	2007	2006
Current:
Federal	$--	$--
State	2,117	530

Totals	2,117	530

Deferred:
Federal	(70,912)	(16,027)
State	(35,130)	(8,224)

Totals	(106,042)	(24,251)

Totals	$(103,925)	$(23,721)

Reconciliation of the federal statutory income tax rate to the effective income tax rate is as follows:

	March 31,
	2007	2006
U.S. Statutory Rate	15.00%	15.00%
State Income Taxes [Net of Federal Benefit]	7.50%	7.50%
Per Market Differences and Other	12.50%	(2.37)%

Effective rate	35.00%	20.13%

Deferred income tax liabilities [assets] are as follows:

	March 31,
	2007	2006
Deferred Income Tax Liabilities:
Property, Plant and Equipment	$10,533	$6.070
Financial Accruals and Other	532,421	474,624

Totals	542,954	480,694
Deferred Income Tax Assets:
Net Operating Loss Carryforward	(175,748)	(53,249)
Financial Accruals and Other	(105,636)	(118,341)

Totals	(281,384)	(171,590)

Total Deferred Taxes	$261,570	$309,104

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

For the three months ended March 31, 2007, the Company has recorded a deferred tax benefit of approximately $106,000 reflecting the benefit of approximately $47,000 in net operating loss carryforwards, difference in depreciation expense of approximately $700 and $28,000 in certain financial accruals. Although realization is not assured and dependent upon things such as generating sufficient taxable income in future periods, management believes it is more likely than not that all of the deferred tax asset will be realized. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income or changes in the accrued expenses during the future periods are reduced.

At March 31, 2007, the Company had approximately $780,000 of federal net operating tax loss carryforwards expiring at various dates through 2026. The Tax Reform Act of 1986 enacted a complex set of rules which limits a company's ability to utilize net operating loss carryforwards and tax credit carryforwards in periods following an ownership change. These rules define an ownership change as a greater than 50 percent point change in stock ownership within a defined testing period which is generally a three-year period. As a result of stock which may be issued by us from time to time and the conversion of warrants, options or the result of other changes in ownership of our outstanding stock, we may experience an ownership change and consequently our utilization of net operating loss carryforwards could be significantly limited.

For the three months ended March 31, 2006, the Company has recorded a deferred tax benefit of approximately $24,000 reflecting the utilization of approximately $69,000 in net operating loss carryforwards, offset by difference in depreciation expense of approximately $200 and $93,000 in certain financial accruals. Although realization is not assured and dependent upon things such as generating sufficient taxable income in future periods, management believes it is more likely than not that all of the deferred tax asset will be realized. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income or changes in the accrued expenses during the future periods are reduced.

[9] Related Party Transactions

[A] The Company receives advances from time to time from its shareholder based upon cash flow needs. At March 31, 2007 and 2006, $23,698 and $24,871, respectively, was due to the shareholder, respectively. Repayment and interest terms have not been established and as a result the amount has been classified as a current liability.

[B] During the three months ended March 31, 2007 and 2006, the Company leased office space from the sole shareholder totaling $-0- and $3,525, respectively, which is included in rent expense.

[10] Commitment and Contingencies

Operating Leases - The Company leases certain office and manufacturing facilities and equipment. The lease agreements, which expire at various dates through 2011, are subject, in many cases, to renewal options and provide for the payment of taxes, and operating costs, such as insurance and maintenance. Certain leases contain escalation clauses resulting from the pass-

DIAMOND INFORMATION INSTITUTE, INC. D/B/A DESIGNS BY BERGIO

NOTES TO FINANCIAL STATEMENTS

through of increases in operating costs and property taxes. All these leases are classified as operating leases.

Aggregate minimum annual rental payments under non-cancelable operating leases are as follows:

Years ended
March 31,
2008	$23,265
2009	23,917
2010	10,486
2011	254
Thereafter	--

Total	$57,922

Rent expense for the Company's operating leases was $5,543 and $8,499 for the three months ended March 31, 2007 and 2006, respectively.

Litigation - The Company, in the normal course of business, is involved in certain legal matters for which it carries insurance, subject to certain exclusions and deductibles. Generally this litigation involves claims for product liability. It is management's belief that the losses beyond the insured amounts is limited and will not have a materially adverse impact on the financial condition, operations, or cash flows of the Company

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

PRO FORMA UNAUDITED BALANCE SHEET

Balance Sheet as of December 31, 2006

The following pro forma unaudited consolidated financial information gives effect to the share exchange and the merger. This pro forma balance sheet assumes the transactions occurred as of December 31, 2006. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the share exchange and merger had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Diamond Information Institute, Inc. after the share exchange and merger.

ProForma Consolidated
Balance Sheet as of Calendar Year End 2006

	Jupiter Marine	Diamond
	International	Information	Combined	Eliminations	Final
	Holdings, Inc.	Institute, Inc.

Assets:
Cash	$ 315,235	$ 2,467	$ 357,702	$ (315,235)	$ 42,467
Accounts Receivable - Net of Allowance for Bad Debt	175,992	1,122,603	1,298,595	(175,992)	1,122,603
Other Receivables	134,570		134,570	(134,570)	-
Inventory	2,775,674	1,334,024	4,109,698	(2,775,674)	1,334,024
Deferred Income Tax Asset		131,122	131,122	-	131,122
Prepaid Expenses	82,960	42,193	125,153	(82,960)	42,193

Total Current Assets	3,484,431	2,672,409	6,156,840	(3,484,431)	2,672,409

Property & Equipment:
Property & Equipment	1,951,284	232,996	2,184,280	(1,951,284)	232,996
Accumulated Depreciation	-	(46,803)	(46,803)	-	(46,803)

Property & Equipment - Net	1,951,284	186,193	2,137,477	(1,951,284)	186,193

Other Assets:

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Deferred Income Tax Asset	-	81,527	81,527	-	81,527
Intangibles Assets	-	-	-	-	-
Investment	-	5,000	5,000	-	5,000

Other Assets	34,957	86,527	86,527	(34,957)	86,527

Total Assets	$ 5,470,672	$ 2,945,129	$ 8,380,844	$ (5,470,672)	$ 2,945,129

Liabilities & Equity:
Current Liabilities:
Cash Overdraft			$ -	$ -	$ -
Accounts Payable	1,164,070	408,034	1,572,104	(1,164,070)	408,034
Accrued Expenses	209,625	4,390	214,015	(209,625)	4,390
Accrued Interest Due Shareholders				-
Customer Deposits	96,466			(96,466)
Warranty Reserve	100,118			(100,118)
Stockholder's Loan Payable		25,080	25,080	-	25,080
Deferred Income Tax Liability		114,078	114,078	-	114,078
Line of Credit		649,133	649,133	-	649,133
Capital Lease Payable - Current	24,687	8,907	33,594	(24,687)	8,907
Notes Payable - Current	550,000	104,108	654,108	(550,000)	104,108

Total Current Liabilities	2,144,966	1,313,730	3,262,112	(2,144,966)	1,313,730

Long Term Liabilities:
Accrued interest Due Shareholders	143,351			(143,351)
Deferred Income Tax Liability		466,183	466,183	-	466,183
Capital Lease Payable - Long Term	42,315	42,526	84,841	(42,315)	42,526
Notes Payable - Long Term	350,000	282,824	632,824	(350,000)	282,824

Total Long Term Liabilities	535,666	791,533	1,183,848	(535,666)	791,533

Equity:
Common Stock, $.001 par value, 50,000,000 shares
authorized, 18,863,861 shares issued

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

and outstanding	18,864	1,000	19,864	(18,864)	1,000
Additional Paid In Capital	4,105,197		4,105,197	(4,105,197)	-
Accumulated Other Comprehensive Income [Loss]	(1,334,021)			(1,334,021)
Foreign Currency Translation	-	-		-	-
Retained Earnings		838,866	838,866	-	838,866

Total Equity	2,790,040	839,866	4,963,927	(5,458,082)	839,866

Total Liabilities & Equity	$ 5,470,672	$ 2,945,129	$ 9,409,887	$ (8,138,714)	$ 2,945,129

	$ -	$ -	$ (1,029,043)	$ 2,668,042	$ -

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the twelve months ended December 31, 2006

The following pro forma unaudited consolidated financial information gives effect to the share exchange and the merger and assumes the transactions occurred as of January 1, 2006. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and merger had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Diamond Information Institute, Inc. after the share exchange and merger.

ProForma Consolidated
Statement of Operations
For the Year End 2006

	Diamond	Jupiter Marine
	Information	International	Combined	Eliminations	Final
	Institute, Inc.	Holdings, Inc.

Revenue	$ 2,124,008	$ 15,150,389	$ 17,274,397	$ (15,150,389)	$ 2,124,008

Cost of Goods Sold:

Total Cost of Goods Sold	1,171,465	11,458,709	12,630,174	(11,458,709)	$ 1,171,465

Gross Profit	952,543	3,691,680	4,644,223	(3,691,680)	952,543

Operating Expenses
Selling & Marketing	437,394	511,706	949,100	(511,706)	437,394
General & Administrative	321,160	1,883,715	2,204,875	(1,883,715)	321,160
Depreciation		342,806	342,806	(342,806)	-
Facility CAPEX		475,276	475,276	(475,276)	-
				-
Total General & Administrative Expenses:	758,554	3,213,503	3,972,057	(3,213,503)	758,554

Total Operating Costs	758,554	3,213,503	3,972,057	(3,213,503)	758,554

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Total Income from Operations	193,989	478,177	672,166	(478,177)	193,989

Other Income [Expense]
Interest Expense	(54,619)	(70,645)	(125,264)	70,645	(54,619)
Other Expense		(159,552)		159,552
Impairment of Assets		(78,844)		78,844
Other Income		67,484	67,484	(67,484)	-
Gain on Disposal of Equipment			-	-	-

Total Other [Expense] - Net	(54,619)	(241,557)	(57,780)	241,557	(54,619)

Income before Income Tax Expense	139,370	236,620	614,386	(236,620)	139,370

Income Tax Expense [Benefit]	34,953		34,953		34,953

Net Income [Loss]	$ 104,417	$ 236,620	$ 579,433	$ (236,620)	$ 104,417

Comprehensive Income:
Net Income	$ 104,417	$ 236,620	$ 579,433	$ (236,620)	$ 104,417

Other Comprehensive Income [Loss]:
Foreign Currency Translation Adjustment	-	-	-		-

Total Comprehensive Income	$ 104,417	$ 236,620	$ 579,433	$ (236,620)	$ 104,417

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

EXPLANATORY NOTE

The following pro forma unaudited consolidated financial information gives effect to the closing of the acquisitions between Diamond Information Institute, North American Jewelry, Inc. and Steckbeck Jewelry, PVT, Ltd. and assumes the transactions occurred as of January 1, 2006. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Diamond Information Institute, Inc. after the proposed acquisitions. The pro forma unaudited consolidated financial information was based on unaudited financial statements provided to Diamond Information Institute by the proposed acquisitions.

There are certain conditions required upon closing of the acquisitions of North American Jewelry, Inc. and Steckbeck Jewelry, PVT, Ltd. Diamond Information Institute must have completed its reverse merger, finalized a private equity financing of approximately $12 million, entered into an employment agreement with North American’s owner, Kurt Steckbeck, and the results of the PCAOB audit contemplated by the agreement must not differ materially from the financial statements provided. The acquisitions must close by October 15, 2007 or 90 days after closing the merger, whichever occurs later in time.

Diamond Information Institute, Inc. d/b/a Designs by Bergio

Statement of Operations
For the Year Ended December 31, 2006

	Diamond	North	Steckbeck
	Information	American	Jewelry	Combined	Eliminations		Final
	Institute, Inc.	Jewelers, Inc.	Pvt. Ltd

Revenue	$ 2,124,008	$ 32,297,005	$ 13,287,257	$47,708,270	$(13,287,257)	{1}	$ 34,421,013

Cost of Goods Sold:
Inventory - Beginning of Year	1,326,660	9,870,558	-	11,197,218			11,197,218
Purchases	946,337	26,806,861	12,845,406	40,598,604	(13,287,257)	{1}	27,311,347
Salaries & Related Payroll Tax Expense		1,522,359	44,962	1,567,321			1,567,321
Employee Benefits & Insurance		48,337	3,017	51,354			51,354
Shop Supplies & Expenses	20,973	102,534	14,802	138,309			138,309
Freight, Warehousing & Custom Fees	43,837	109,969	13,455	167,261			167,261
Depreciation	12,991		-	12,991			12,991
Outside Labor	154,691	131,388	1,962	288,041			288,041

Total Cost of Goods Available for Sale	2,505,489	38,592,006	12,923,604	54,021,099	(13,287,257)		40,733,842
Inventory - Ending of Year	1,334,024	8,245,800	752,661	10,332,485			10,332,485

Total Cost of Goods Sold	1,171,465	30,346,206	12,170,943	43,688,614	(13,287,257)		30,401,357

Gross Profit	952,543	1,950,799	1,116,314	4,019,656	-		4,019,656

General & Administrative Expenses:
Salaries & Related Payroll Tax Expense	155,364	933,059	86,094	1,174,517	1,174,517

Insurance	51,675	112,329	3,381	167,385		167,385
Rent Expense	27,121	97,600	5,594	130,315		130,315
Office Expense	17,319	77,277	7,075	101,671		101,671
Bank & Credit Charge Charges	4,838	11,209	8,965	25,012		25,012
Depreciation	13,217	78,123		91,340		91,340
Professional Fees	8,500	9,621	19,630	37,751		37,751
Telephone & Utilities	13,230	29,255	3,756	46,241		46,241
Outside Services		17,001	1,056	18,057		18,057
Repairs and Maintenance		15,886	4,344	20,230		20,230
401(k) Expense		3,410		3,410		3,410
Dues, Subscriptions & Training Costs		7,990	1,117	9,107		9,107
Bad Debt Expense	21,250	1,424		22,674		22,674
Miscellaneous	8,646	116,420		125,066		125,066

Total General & Administrative Expenses:	321,160	1,510,604	141,012	1,972,776	-	1,972,776

Selling Expenses:
Advertising & Trade Show Expense	290,640	32,122		322,762		322,762
Selling Expenses		78,749		78,749		78,749
Travel & Entertainment	67,525	46,695		114,220		114,220
Auto Expenses	7,989		907	8,896		8,896
Commission Expense	71,240	23,248		94,488		94,488

Total Selling Expenses	437,394	180,814	907	619,115	-	619,115

Total Operating Costs	758,554	1,691,418	141,919	2,591,891	-	2,591,891

Total Income from Operations	193,989	259,381	974,395	1,427,765	-	1,427,765

Other Income [Expense]
Interest Expense	(54,619)	(182,015)	(12)	(236,646)		(236,646)
Interest Income		42	-	42		42
Gain on Disposal of Equipment		20,976		20,976		20,976

Total Other [Expense] - Net	(54,619)	(160,997)	(12)	(215,628)	-	(215,628)

Income before Income Tax Expense	139,370	98,384	974,383	1,212,137	-		1,212,137

Income Tax Expense [Benefit]	34,953	1,000	112	36,065	33,111	{2}	69,176

Net Income [Loss]	$ 104,417	$ 97,384	$ 974,271	$ 1,176,072	$ (33,111)		$ 1,142,961

Comprehensive Income:
Net Income	$ 104,417	$ 97,384	$ 974,271	$ 1,176,072	$ (33,111)		$ 1,142,961

Other Comprehensive Income [Loss]:
Foreign Currency Translation Adjustment	-	-	33,877	33,877			33,877

Total Comprehensive Income	$ 104,417	$ 97,384	$ 1,008,148	$ 1,209,949	$ (33,111)		$ 1,176,838

Diamond Information Institute, Inc. d/b/a Designs by Bergio

Balance Sheet as of March 31, 2007

	Diamond	North	Steckbeck
	Information	American	Jewelry	Combined	Eliminations		Final
	Institute, Inc.	Jewelers, Inc.	Pvt. Ltd

Assets:
Cash	$ -	$ -	$ 101,163	$ 1,163	$ 6,398,274	{3}{4}	$ 6,499,437
Accounts Receivable - Net of Allowance for Bad Debt	765,724	2,737,769	1,642,464	5,145,957	(4,380,233)	{1}{3}	765,724
Other Receivables	-	250	105,962	106,212	(106,212)	{3}	-
Inventory	1,526,154	8,314,495	676,304	10,516,953	-		10,516,953
Deferred Income Tax Asset	84,509	-	-	84,509	-		84,509
Prepaid Expenses	38,186	114,839	8,589	161,614	(123,428)	{3}	38,186

Total Current Assets	2,414,573	11,167,353	2,534,482	16,116,408	1,788,401		17,904,809

Property & Equipment:
Property & Equipment	283,688	676,133	534,213	1,494,034	(579,993)	{3}	914,041
Accumulated Depreciation	(60,429)	(579,993)		(640,422)	579,993	{3}	(60,429)

Property & Equipment - Net	223,259	96,140	534,213	853,612	-		853,612

Other Assets:
Deferred Income Tax Asset	196,875	-	-	196,875	-		196,875
Intangibles Assets	-	-	-	-	6,538	{3}	6,538
Investment	5,000	-	18,837	23,837	(18,837)	{3}	5,000

Total Other Assets	201,875	-	18,837	220,712	(12,299)		208,413

Total Assets	$ 2,839,707	$ 11,263,493	$ 3,087,532	$ 17,190,732	$ 1,776,102		$ 18,966,834

Liabilities & Equity:

Current Liabilities:
Cash Overdraft	$ 563	$ 215,873	$ -	$ 216,436	$ (216,436)	{3}{4}	$ -
Accounts Payable	363,785	3,004,291	2,116,421	5,484,497	(5,120,712)	{1}{3}	363,785
Accrued Expenses	7,538	100,139	-	107,677	(91,732)	{2}{3}	15,945
Stockholder's Loan Payable	23,698	-	9,475	33,173	(9,475)	{3}	23,698
Deferred Income Tax Liability	106,484	-	-	106,484	-		106,484
Line of Credit	839,796	2,398,878	-	3,238,674	(2,398,878)	{3}	839,796
Capital Lease Payable - Current	9,103	-	-	9,103	-		9,103
Notes Payable - Current	105,142	-	-	105,142	-		105,142

Total Current Liabilities	1,456,109	5,719,181	2,125,896	9,301,186	(7,837,233)		1,463,953

Long Term Liabilities:
Deferred Income Tax Liability	436,470	-	-	436,470	-		436,470
Capital Lease Payable - Long Term	39,971	-	-	39,971	-		39,971
Notes Payable - Long Term	260,312	-	-	260,312	-	{3}{4}	260,312

Total Long Term Liabilities	736,753	-	-	736,753	-		736,753

Equity:
Common Stock, $.001 par value, 25,000,000 shares authorized,
21,000,000 shares issued and outstanding	1,000	30,000	642,615	673,615	(652,615)	{3}{4}	21,000

Additional Paid In Capital				-	15,980,000	{4}	15,980,000
Accumulated Other Comprehensive Income [Loss]
Foreign Currency Translation	-	-	(61,760)	(61,760)	61,760	{3}	-
Retained Earnings	645,845	5,514,312	380,781	6,540,938	(5,775,810)	NI	765,128

Total Equity	646,845	5,544,312	961,636	7,152,793	9,613,335		16,766,128

Total Liabilities & Equity	$ 2,839,707	$ 11,263,493	$ 3,087,532	$ 17,190,732	$ 1,776,102		$ 18,966,834

	$ -	$ -	$ -	$ -	$ -		$ -

Diamond Information Institute, Inc. d/b/a Designs by Bergio

Statement of Operations
For the Three Months Ended March 31, 2007

	Diamond	North	Steckbeck
	Information	American	Jewelry	Combined	Eliminations		Final
	Institute, Inc.	Jewelers, Inc.	Pvt. Ltd

Revenue	$ 74,684	$ 3,868,298	$ 2,076,171	$ 6,019,153	$ (2,076,171)	{1}	$ 3,942,982

Cost of Goods Sold:
Inventory - Beginning of Year	1,334,024	8,245,800	752,661	10,332,485	-		10,332,485
Purchases	208,761	3,198,294	1,769,640	5,176,695	(2,076,171)	{1}	3,100,524
Salaries & Related Payroll Tax Expense	-	282,773	23,748	306,521	-		306,521
Employee Benefits & Insurance	-	9,360	711	10,071	-		10,071
Shop Supplies & Expenses	10,897	21,315	10,237	42,449	-		42,449
Freight, Warehousing & Custom Fees	7,121	24,143	3,308	34,572	-		34,572
Depreciation	4,211	-	-	4,211	-		4,211
Outside Labor	6,427	14,377	4,727	25,531	-		25,531

Total Cost of Goods Available for Sale	1,571,441	11,796,062	2,565,032	15,932,535	(2,076,171)		13,856,364
Inventory - Ending of Year	1,526,153	8,314,495	676,304	10,516,952	-		10,516,952

Total Cost of Goods Sold	45,288	3,481,567	1,888,728	5,415,583	(2,076,171)		3,339,412

Gross Profit	29,396	386,731	187,443	603,570	-		603,570

General & Administrative Expenses:
Salaries & Related Payroll Tax Expense	100,327	185,032	37,142	322,501	-		322,501
Insurance	17,690	35,998	701	54,389	-		54,389
Rent Expense	5,543	24,600	195	30,338	-		30,338
Office Expense	16,220	34,070	1,739	52,029	-		52,029
Bank & Credit Charge Charges	565	1,741	4,231	6,537	-		6,537
Depreciation	9,415	11,359	-	20,774	-		20,774

Professional Fees	32,838	12,391	4,133	49,362	-		49,362
Telephone & Utilities	3,227	6,630	1,946	11,803	-		11,803
Outside Services	-	13,587	58	13,645	-		13,645
Repairs and Maintenance	-	6,455	1,811	8,266	-		8,266
401(k) Expense	-	574	0	574	-		574
Dues, Subscriptions & Training Costs	-	2,110	223	2,333	-		2,333
Bad Debt Expense	-	-	-	-	-		-
Miscellaneous	2,401	-	-	2,401	-		2,401

Total General & Administrative Expenses:	188,226	334,547	52,179	574,952	-		574,952

Selling Expenses:
Advertising & Trade Show Expense	80,679	17,377	-	98,056	-		98,056
Selling Expenses	-	33,241	-	33,241	-		33,241
Travel & Entertainment	24,368	11,071	-	35,439	-		35,439
Auto Expenses	5,884	-	327	6,211	-		6,211
Commission Expense	7,500	3,044	-	10,544	-		10,544

Total Selling Expenses	118,431	64,733	327	183,491	-		183,491

Total Operating Costs	306,657	399,280	52,506	758,443	-		758,443

Total Income from Operations	(277,261)	(12,549)	134,937	(154,873)	-		(154,873)

Other Income [Expense]
Interest Expense	(19,685)	(12,191)	(12)	(31,888)	-		(31,888)
Interest Income	-	14	681	695	-		695
Gain on Disposal of Equipment	-	-	-	-	-		-

Total Other [Expense] - Net	(19,685)	(12,177)	669	(31,193)	-		(31,193)

Income before Income Tax Expense	(296,946)	(24,726)	135,606	(186,066)	-		(186,066)

Income Tax Expense [Benefit]	(103,925)	-	4	(103,921)	(8,407)	{2}	(112,328)

Net Income [Loss]	(193,021)	(24,726)	135,602	(82,145)	8,407		(73,738)

Retained Earnings - Beginning of Year	838,866	5,549,038	974,271	7,362,175	(6,523,309)	{3}	838,866

Dividends Paid	-	(10,000)	(729,092)	(739,092)	739,092	{2}{3}	-

Retained Earnings - End of Year	$ 645,845	$ 5,514,312	$ 380,781	$ 6,540,938	$ (5,775,810)		$ 765,128

Comprehensive Income:
Net Income	$ (193,021)	$ (24,726)	$ 135,602	$ (82,145)	$ 8,407		$ (73,738)

Other Comprehensive Income [Loss]:
Foreign Currency Translation Adjustment	-	-	(10,393)	(10,393)			(10,393)

Total Comprehensive Income	$ (193,021)	$ (24,726)	$ 125,209	$ (92,538)	$ 8,407		$ (84,131)

Assumptions:

{1}	Elimination of intercompany balances and sales.

{2}	Recording of income tax expense on North American Jewelers, Inc. in order to reflect treatment as a "C" Corporation.

{3}	To record the purchase of certain assets of North American Jewelers, Inc. and Steckbeck Jewelry Pvt. Ltd of $9,500,000, including the issuance of 1,000,000 of common stock valued at $1,000,000.

{4}

Recording of $15,000,000 Private Equity Financing, which represents the issuance of 10,000,000 shares and 10,000,000 common stock warrants. Proceeds from this offering would be utilized to fund the purchase of North American Jewelers, Inc. and Steckbeck Jewelry Pvt. Ltd.

{5}	Effective June 1, 2007 Diamond Information Institute, Inc. d/b/a Designs by Bergio amended its certificate of incorporation to increase its authorized shares from 2,500 to 25,000,000.

APPENDIX A

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (“Agreement”) made as of the 3rd day of July, 2007, by and between Jupiter Marine International Holdings, Inc., a Florida corporation (the “Company”) and the individuals and entities on the signature page hereto (collectively referred to as the “Affiliates”).

RECITALS:

WHEREAS, the Board of Directors and management of the Company believe that it is in the best interest of the Company and that the success of the Company will be better achieved by the completion of the transactions proposed under the Acquisition Agreement and Plan of Merger (“Merger Agreement”) dated even herewith by and between the Company and Diamond Information Institute, Inc. (“Acquisition Target”);

WHEREAS, the Merger Agreement provides for the disposition of the Company’s wholly owned interest in Jupiter Marine International, Inc. (“JMI”) and Phoenix Yacht Corporation (“PYC”) (JMI and PYC are collectively referred to herein as the “Subsidiaries”) and all of its assets and all of the liabilities associated with the operations and business of the Subsidiaries;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1. EXCHANGE

Upon the terms and subject to the conditions of this Agreement, the Affiliates will at the Closing Date (as hereinafter defined), exchange 9,987,833 shares (the “Shares”) of the Company’s common stock owned by the Affiliates, for all of the issued and outstanding shares of the Subsidiaries and all other assets of the Company on the Closing Date (the Subsidiaries and all other assets of the Company on the Closing Date are collectively referred to as the “Operations”). Subject to the terms and conditions of this Agreement, on the Closing Date:

(1)   The Company shall deliver to the Affiliates (i) stock certificates representing the wholly owned interests in the Subsidiaries and (ii) right, title and interest to the Operations; and

(2)       The Affiliates shall tender the stock certificates representing the Shares, with accompanying stock powers, to the Company for cancellation and return to treasury.

SECTION 2.  ASSUMPTION OF LIABILITIES AND OTHER CONSIDERATION

Except as otherwise provided under the Merger Agreement, the Affiliates shall assume all of Company’s liabilities including all liabilities associated with the Subsidiaries, whether or not such liabilities are reflected on the books or records of Company on the

Appendix A - Share Exchange Agreement

date hereof or on the Closing Date (collective all of the aforementioned liabilities are collectively the “Liabilities”). Each Affiliate shall also return all outstanding options, warrants or other common stock purchase rights (collectively, the “Options”) held by such Affiliate to the Company. The Options shall be canceled.

SECTION 3.  EFFECTIVE DATE AND THE CLOSING

The Closing Date (the “Closing Date”) of this Agreement shall be prior to the closing of the Merger Agreement. The closing of this Agreement (the “Closing”) shall occur at a mutually agreeable time and place, on the earliest practicable date following the day on which all of the obligations and conditions precedent herein are complied with but in no event later than the date of the Merger Agreement.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF COMPANY

Company, to the best of its knowledge, makes the representations and warranties to Affiliates set forth below:

4.1      Corporate Power of Company. Company has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.

4.2      Due Authority. Company has all power and authority necessary to enable it to carry out the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by them have been authorized by all necessary corporate action on the part of Company. This Agreement is a valid and binding agreement of Company, enforceable against the Company in accordance with its terms. Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default under, any agreement or instrument to which Company is a party or by which the Company is bound, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company.

4.3      No Consents. No governmental filings, authorizations, approvals or consents are required to permit Company to fulfill all of their respective obligations under this Agreement.

4.4      No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Articles of Incorporation of Company; (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both) a default under any contract or other agreement to which the Company is a party; (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon Company, or upon the properties

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or business of the Company; or (iv) violate any statute, law or regulation of any jurisdiction applicable to the Company.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF AFFILIATE

Each Affiliate, to the best of its knowledge, individually represents and warrants to Company as follows:

5.1      Corporate Power of Affiliate. Each Affiliate has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.

5.2      Due Authority. Each Affiliate has all power and authority necessary to enable it to carry out the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by it have been authorized by all necessary action on the part of Affiliate. This Agreement is a valid and binding agreement of Affiliate, enforceable against Affiliate in accordance with its terms. Neither the execution and delivery of this Agreement by Affiliate nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default under, any agreement or instrument to which Affiliate is a party or by which Affiliate is bound, or any order, rule or regulation of any court or governmental agency having jurisdiction over Affiliate.

5.3      No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both) a default under any contract or other agreement to which Affiliate is a party; (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon Affiliate, or upon the properties or business of Affiliate; or (iii) violate any statute, law or regulation of any jurisdiction applicable to Affiliate.

5.4      Ownership of the Shares and Options. The Affiliate is the lawful owner of the number of Shares and Options of the Company represented on Schedule 5.4, free and clear of all security interests, liens, encumbrances, equities and other charges. The Affiliate is not a party to any agreement, written or oral, creating rights in respect to such shares or options in any third person or relating to the voting rights of such shares.

SECTION 6. COVENANTS

6.1      Cooperation After the Closing; Further Action. At any time, and from time to time after the Closing, the Company shall execute and deliver to the Affiliates such other instruments and take such other actions as the Affiliates may reasonably request more effectively to transfer the interests in the Subsidiaries to the Affiliates, vest title of the Operations in the Affiliates and, to the full extent permitted by law, to put the Affiliates in actual possession and operating control of the Operations. Each of the parties hereto shall

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use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done, all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated hereby.

6.2      Regular Course of Business. Except as otherwise consented to or approved by Affiliates in writing, until the Closing, Company covenants and agrees (and will cause) that the Subsidiary will operate in the ordinary course, diligently and in good faith, consistent with past management practices.

SECTION 7.  INDEMNITY

7.1      Indemnification by Affiliates. Affiliates, jointly and severally, agree to indemnify, defend and hold harmless Company, and the respective officers, representatives, agents, employees of the Company and successors and assigns of the Company from and against:

(1)       Any and all losses resulting from any misrepresentation or breach of any representation or warranty or non-fulfillment of any covenant or agreement on the part of Affiliates under the terms of this Agreement;

(2)       All actions, suits, proceedings, arbitration's, demands, assessments, judgments, costs and expenses, including attorney's fees and disbursements, incident to the foregoing; and

(3)       All claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which result from or relate to any activities of the Subsidiaries or Affiliates prior to, on or subsequent to the Closing Date or which result from or relate to any breach of, or failure by Affiliates to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Affiliates under this Agreement.

7.2      Indemnification by Company. Company agrees to indemnify, defend and hold harmless Affiliates, and the respective officers, representatives, agents, employees of the Affiliates from and against all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which result from or relate to any activities of the Company subsequent to the Closing Date or which result from or relate to any breach of, or failure by Company to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Company under this Agreement.

7.3      Indemnification Procedure. A party (an “Indemnified Party”) seeking indemnification shall give prompt notice to the other party (the “Indemnifying Party”) of any

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claim for indemnification arising under this Article 7. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party’s own cost and expense, including the cost and expense of reasonable attorneys’ fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party’s legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

SECTION 8.  CONDITIONS PRECEDENT

8.1      Conditions Precedent to Company's Obligations. The Company's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 8.1. The Company may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition of or any of the Company's rights or remedies at law or in equity, if Affiliates shall be in default of any of their representations, warranties, or covenants under this Agreement.

(1)       Performance. Affiliates shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Affiliates, on or before the Closing Date, and the representations and warranties contained herein shall be true and correct as of the Closing.

(2)       Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

(3)       Fairness Opinion. The Company shall have received a written opinion acceptable to the Company, in its sole discretion, stating that the consideration to be received by the Company pursuant to this Agreement and the Merger Agreement are fair to the Company and its shareholders from a financial point of view.

(4)       Approval and Consummation of Agreement. The Agreement shall have been adopted by the affirmative vote of a majority of all the votes cast of the

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Company at a special meeting of the Company's shareholders, or as otherwise required and in accordance with the Articles of Incorporation of the Company and the Florida Business Corporation Law.

(5)       Approval of Acquisition Target. The Board of Directors of Acquisition Target shall have approved this Agreement and made a determination that the directors of the Company acted in good faith and in the best interest of Company in all ways related to or in connection with the transaction contemplated by this Agreement.

(6)       Release of Company. Affiliates shall have released Company for all claims related to the Operations.

8.2      Conditions Precedent to Affiliates’ Obligations. The Affiliates’ obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 8.2. The Affiliates may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Affiliates of any other condition of or any of the Affiliates’ rights or remedies at law or in equity, if Company shall be in default of any of its representations, warranties, or covenants under this Agreement.

(1)       Performance. Company shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date, and the representations and warranties contained herein shall be true and correct as of the Closing.

(2)       Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

SECTION 9.  MISCELLANEOUS

9.1      Notices. Any notice or other communication required or which may given hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or if mailed, four (4) days after the date of mailing, as follows:

If to Company:

Jupiter Marine International Holdings, Inc.
1303 10th Street East
Palmetto, FL 34221

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If to Affiliates:

1303 10th Street East

Palmetto, FL 34221

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notice hereunder.

9.2      Entire Agreement. This Agreement and any collateral agreement executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the subject matter hereof and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

9.3      Waivers and Amendments. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.

9.4      Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State and jurisdiction shall be in Broward County, Florida.

9.5      Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

9.6      Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

COMPANY:

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

By:/s/ Lawrence Tierney
Name:	Lawrence Tierney
Its: Chief Financial Officer

AFFILIATES:

Carl Herndon, President

Holder of 7,483,808 shares

Lawrence Tierney, Chief Financial Officer

Holder of 1,739,781 shares

Tonia Herndon

Holder of 209,814 shares

Carisa Albrecht

Holder of 243,366 shares

Carisa Herndon Albrecht

Holder of 1,250 shares

Todd Albrecht

Holder of 306,814 shares

Craig Herndon

Holder of 3,000 shares

Acknowledged:

Diamond Information Institute, Inc.

By: /s/ Berge Abajian
Name: Berge Abajian
Its: Chief Executive Officer

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APPENDIX B

ACQUISITION AGREEMENT AND PLAN OF MERGER

DATED AS OF JULY 3, 2007

BY AND AMONG

JUPITER MARINE INTERNATIONAL HOLDINGS, INC. (JMIH), a Florida corporation,

JUPITER MARINE SUB CORP. (JMSC), a Florida corporation

AND

DIAMOND INFORMATION INSTITUTE (DII), a New Jersey corporation

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AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of July 3, 2007, is by and among Jupiter Marine International Holdings, Inc., a Florida corporation (“JMIH”), Jupiter Marine Sub Corp., a Florida corporation and wholly owned subsidiary of JMIH (“JMSC”) and Diamond Information Institute, a New Jersey corporation (“DII”).

Whereas, the Boards of Directors of JMIH, JMSC and DII each have, in light of and subject to the terms and conditions set forth herein, (i) determined that the Merger (as defined below) is fair to their respective stockholders and in the best interests of such stockholders and (ii) approved the Merger in accordance with this Agreement;

Whereas, this Agreement constitutes the entire, final and complete agreement between JMIH and DII and supersedes and replaces all prior or existing written and oral agreements, between JMIH and DII with respect to the subject matter hereof;

Whereas, for Federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

Whereas, JMIH, JMSC and DII desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

Now, therefore, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, JMIH, JMSC and DII hereby agree as follows:

ARTICLE 1.

The Merger

Section 1.1 The Merger. At the Effective Time (as defined below) and upon the terms and subject to the conditions of this Agreement and in accordance with the Florida Business Corporation Act (the “FGCL”) and New Jersey General Corporation Law ("NJGCL"), JMSC shall be merged with and into DII (the “Merger”). Following the Merger, DII shall continue as the surviving corporation (the “Surviving Corporation”), shall continue to be governed by the laws of the jurisdiction of its incorporation or organization and the separate corporate existence of JMSC shall cease. DII shall continue its existence as a wholly owned subsidiary of JMIH. JMIH’s name will be changed to Bergio International, Inc. at the Effective Time. The Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code as relates to the non-cash exchange of stock referenced herein.

Section 1.2 Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Merger (the “Merger Certificate”) shall be duly executed and acknowledged by each of DII, JMSC and JMIH, and thereafter the Merger Certificate reflecting the Merger shall be delivered to the Secretary of State of the State of Florida and New Jersey for filing pursuant to the FGCL and NJGCL on the Closing Date (as defined in Section 1.3). The Merger shall become effective as set forth in the Merger Certificate (the time at which the Merger becomes effective shall be referred to herein as the “Effective Time”).

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Section 1.3 Closing of the Merger. The closing of the Merger (the “Closing”) will take place upon satisfaction of the conditions set forth in Article 5 but no later than December 31, 2007 (the “Closing Date”), at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada, unless another time, date or place is agreed to in writing by the parties hereto.

Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in the FGCL and NJGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers of JMSC shall vest in the Surviving Corporation, and all debts, liabilities and duties of JMSC shall become the debts, liabilities and duties of the Surviving Corporation. Concurrently, DII shall remain a wholly owned subsidiary of JMIH. JMIH will change its name to Bergio International.

Section 1.5 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of DII in the respective forms delivered by DII to JMIH prior to the date of this Agreement will remain in full force and effect and will be the Articles of Incorporation and Bylaws of the Surviving Corporation.

Section 1.6 Board of Directors and Officers.

(a) Board of Directors of JMSC. At or prior to the Effective Time, JMIH agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of JMSC to be one (1) person and (ii) to cause Carl Herndon, (the “JMIH Designee”) to be elected as the sole director of JMSC.

(b) Board of Directors of JMIH. At or prior to the Effective Time, each of DII and JMIH agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of JMIH to be one (1) person and (ii) to cause Berge Abajian (the “DII Designee”) to be elected as the sole director of JMIH. If the DII Designee shall decline or be unable to serve as a director prior to the Effective Time, DII shall nominate another person to serve in such person’s stead, which such person shall be subject to approval of the other party. From and after the Effective Time, and until successors are duly elected or appointed and qualified in accordance with applicable law, Berge Abajian shall be Chief Executive Officer, Secretary and Treasurer of the Surviving Corporation and JMIH.

Section 1.7 Conversion of Shares.

(a) At the Effective Time, the shareholders of DII (collectively the “DII Shareholders”) holding shares of common stock, $0.001 par value per share, of DII (individually a “DII Share” and collectively, the “DII Shares”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of DII, JMIH, JMSC or the holder thereof, be canceled and converted into the right to receive, upon the surrender of the certificate formerly representing such share, (i)

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shares of JMIH's Common Stock, $0.001 par value per share as follows: Berge Abajian – 6,050,000, Ralph Amato – 1,050,000, Scott Wanstrath – 250,000, Hagop Baghdadlian – 50,000 and (ii) shares of JMIH’s Series A Voting Convertible Preferred Stock, no par value per share as follows: Berge Abajian – 900,000, Ralph Amato – 100,000, Scott Wanstrath – 25,000. In the event that, subsequent to the date of this Agreement but prior to the Effective Time, the outstanding shares of JMIH Common Stock or DII Common Stock are changed into a different number of shares or a different class as a result of a stock split, reverse stock split, stock dividend, subdivision, reclassification, combination, exchange, recapitalization or similar transaction, the number of shares of JMIH Common Stock into which each share of DII Common Stock will be converted as a result of the Merger will be adjusted per amendment to this Agreement.

(b) DII hereby acknowledges that (i) the JMIH Shares have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) or under the securities laws of any state and, therefore, the JMIH Shares cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations as are available; and (ii) the transferability of the JMIH Shares is restricted and that a legend shall be placed on the certificates representing the securities substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

(c) Rights and Preferences of the Series A Voting Convertible Preferred Shares (“Preferred Shares”) is as follows:

(i)        Voting rights of 10 votes per one share of Preferred Shares;

(ii)       Conversion rights of one share of Preferred Shares convertible to 10 shares of JMIH Common Stock;

(iii)      Preferred Shares Restrictions – the Preferred Shares shall automatically cancel, rendering all voting rights and conversion rights void, in the event that the transactions contemplated with North American Jewelers, Inc. and Steckbeck Jewelry, PVT (the “Acquisitions”) as further defined in the “Rights and Preferences of the Series A Voting Convertible Preferred Shares,” as attached hereto, or other acquisition(s) with comparable value to the Acquisitions are not completed by October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time.

(d) At the Effective Time, each DII Share held in the treasury of DII, by DII immediately prior to the Effective Time shall, by virtue of the Merger and without any action

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on the part of DII, JMSC or JMIH be canceled, retired and cease to exist and no payment shall be made with respect thereto.

(e) At the Effective Time, and prior to the issuance of the DII Shares, JMIH will reverse split its issued and outstanding shares of common stock on a ratio of 12:1. Therefore, each shareholder of JMIH prior to the Merger shall hold one (1) share of JMIH stock for every twelve (12) shares of JMIH stock (subject to the rounding up of fractional shares).

(f)  Prior to the Effective Time JMIH shall complete the share exchange agreement by and between JMIH and certain affiliates of JMIH whereby JMIH shall transfer 100% of its interest in its wholly owned subsidiaries, Jupiter Marine International, Inc. (“JMI”) and Phoenix Yacht Corporation (“PYC”) in exchange of 9,987,833 shares of previously issued and outstanding shares of JMIH common stock and other consideration (the Share Exchange Agreement). The form of the Share Exchange Agreement is attached as an exhibit hereto.

Section 1.8 Exchange of Certificates.

(a) Prior to the Effective Time, JMIH shall enter into an agreement with, and shall deposit with, Securities Law Institute, or such other agent or agents as may be satisfactory to JMIH and DII (the “Exchange Agent”), for the benefit of the holders of DII Shares, for exchange through the Exchange Agent in accordance with this Article I: (i) certificates representing the appropriate number of JMIH Shares to be issued to holders of DII Shares issuable pursuant to Section 1.7 in exchange for outstanding DII Shares.

(b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding DII Shares (the “Certificates”) whose shares were converted into the right to receive JMIH Shares pursuant to Section 1.7: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as DII and JMIH may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing JMIH Shares. Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefore a certificate representing that number of whole JMIH Shares and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of DII Shares which are not registered in the transfer records of DII, a certificate representing the proper number of JMIH Shares may be issued to a transferee if the Certificate representing such DII Shares is presented to the Exchange Agent accompanied by all documents required by the Exchange Agent or JMIH to evidence and effect such transfer and by evidence that any applicable stock transfer or other taxes have been paid. Until surrendered as contemplated by this Section 1.8, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing JMIH Shares as contemplated by this Section 1.8.

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(c) No dividends or other distributions declared or made after the Effective Time with respect to JMIH Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the JMIH Shares represented thereby until the holder of record of such Certificate shall surrender such Certificate.

(d) In the event that any Certificate for DII Shares or JMIH Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof such JMIH Shares; provided, however, that JMIH or the Exchange Agent, may, in its respective discretion, require the delivery of a suitable bond, opinion or indemnity.

(e) All JMIH Shares issued upon the surrender for exchange of DII Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such DII Shares. There shall be no further registration of transfers on the stock transfer books of either of DII or JMIH of the DII Shares or JMIH Shares, which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to JMIH for any reason, they shall be canceled and exchanged as provided in this Article I.

Section 1.9 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, DII or JMIH reasonably determines that any deeds, assignments, or instruments or confirmations of transfer are necessary or desirable to carry out the purposes of this Agreement and to vest JMIH with full right, title and possession to all assets, property, rights, privileges, powers and franchises of DII, the officers and directors of JMIH and DII are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.

ARTICLE 2.

Representations and Warranties of JMIH

Except as set forth on the Disclosure Schedule delivered by JMIH and JMSC to DII (the “JMIH Disclosure Schedule”), JMIH and JMSC hereby represent and warrant to DII as follows:

Section 2.1 Organization and Qualification.

(a) Each of JMIH and JMSC is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and each has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on JMIH. When used in connection with JMIH, the term “Material Adverse Effect” means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of JMIH, other than any change or effect arising out of general economic conditions unrelated to any business in which JMIH is engaged, or (ii) that may impair the ability of

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JMIH to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) JMIH has heretofore delivered to DII accurate and complete copies of the Articles of Incorporation and Bylaws (or similar governing documents), as currently in effect, of JMIH. Except as set forth on Schedule 2.1 of the JMIH Disclosure Schedule, JMIH is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on JMIH.

Section 2.2 Capitalization of JMIH.

(a) The authorized capital stock of JMIH consists of: (i) Fifty Million (50,000,000) JMIH Common Shares, par value $0.001 per share, of which, as of April 28, 2007, approximately Eighteen Million, Eight Hundred and Sixty-three thousand, Eight Hundred and Sixty-one (18,863,861) JMIH Shares were issued and outstanding. Prior to the Effective Time, shareholders of JMIH, holding 9,987,833 shares of common stock of JMIH (the “Cancellation Shares”), will return for cancellation the Cancellation Shares in exchange for 100% of the issued and outstanding securities of JMI, PYC and remaining assets of JMIH pursuant to the Share Exchange Agreement. A reverse split of the issued and outstanding JMIH Shares will be implemented prior to the Effective Time. The Common Shares will be reverse split at a ratio of 1 for 12, resulting in approximately Seven Hundred and Thirty-Nine thousand, Six Hundred Sixty-Nine (739,669) JMIH Shares to be issued and outstanding. The authorized capital stock of JMSC consists of One Million (1,000,000) shares of common stock ("JMSC Shares"), of which, as of the date of this Agreement, One thousand (1,000) shares were issued and outstanding. All of the outstanding JMIH Shares and JMSC Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights. Except as set forth herein, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of JMIH or JMSC, (ii) securities of JMIH convertible into or exchangeable for shares of capital stock or voting securities of JMIH or JMSC, (iii) options or other rights to acquire from JMIH or JMSC and, except as described in the JMIH SEC Reports (as defined below), no obligations of JMIH or JMSC to issue any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of JMIH or JMSC, and (iv) equity equivalents, interests in the ownership or earnings of JMIH or JMSC or other similar rights (collectively, “JMIH Securities”). As of the date hereof, except as set forth on Schedule 2.2(a) of the JMIH Disclosure Schedule there are no outstanding obligations of JMIH or its subsidiaries to repurchase, redeem or otherwise acquire any JMIH Securities or stockholder agreements, voting trusts or other agreements or understandings to which JMIH is a party or by which it is bound relating to the voting or registration of any shares of capital stock of JMIH. For purposes of this Agreement, ‘‘Lien” means, with respect to any asset (including, without limitation, any security) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

(b) The JMIH Common Shares constitute the only class of equity securities of JMIH registered under the Exchange Act.

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(c) Other than its 100% ownership of JMSC and 100% of JMI and PYC, JMIH does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity, other than as specifically disclosed in the disclosure documents.

Section 2.3 Authority Relative to this Agreement; Recommendation.

(a) JMIH and JMSC have all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the Board of Directors of JMIH (the “JMIH Board”) and the Board of Directors of JMSC and no other corporate proceedings on the part of JMIH or JMSC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 2.3.(b) and Section 2.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding JMSC Shares, and the adoption of this Agreement by the holders of at least a majority of the then outstanding JMIH Shares. This Agreement has been duly and validly executed and delivered by JMIH and JMSC and constitutes a valid, legal and binding agreement of JMIH and JMSC, enforceable against JMIH and JMSC in accordance with its terms.

(b) The JMIH Board has resolved to recommend that JMIH, the sole shareholder of JMSC, approve and adopt this Agreement. Additionally, the Board has resolved to recommend that JMIH shareholders approve and adopt this Agreement, and the actions required to be taken to effectuate the terms and conditions set forth in this Agreement.

Section 2.4 SEC Reports; Financial Statements.

(a) JMIH has filed all required forms, reports and documents with the Securities and Exchange Commission (the “SEC”) from December 31, 2002 through the period ended January 27, 2007, each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act (and the rules and regulations promulgated thereunder, respectively), each as in effect on the dates such forms, reports and documents were filed. JMIH has heretofore delivered or promptly will deliver prior to the Effective Date to DII, in the form filed with the SEC (including any amendments thereto but excluding any exhibits), (i) its Quarterly Report on Form 10-QSB for the period year ended April 28, 2007, (ii) all definitive proxy statements relating to JMIH’s meetings of stockholders (whether annual or special) held since December 31, 2002, if any, and (iii) all other reports or registration statements filed by JMIH with the SEC since December 31, 2002. None of such JMIH SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of JMIH included in the JMIH SEC Reports fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of

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JMIH as of the dates thereof and its results of operations and changes in financial position for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the JMIH SEC Reports have been so filed.

(b) JMIH has heretofore made available or promptly will make available to DII a complete and correct copy of any amendments or modifications which are required to be filed with the SEC but have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by JMIH with the SEC pursuant to the Exchange Act.

Section 2.5 Information Supplied. None of the information supplied or to be supplied by JMIH for inclusion or incorporation by reference in connection with the Merger will at the date filed with the SEC and made available to shareholders of JMIH, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 2.6 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1916, as amended (the ‘‘HSR Act’’), the rules of the National Association of Securities Dealers, Inc. (“NASD”), the filing and recordation of the Merger Certificate as required by the FGCL, and as set forth on Schedule 2.6 of the JMIH Disclosure Schedule no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority (a “Governmental Entity”) is necessary for the execution and delivery by JMIH and JMSC of this Agreement or the consummation by JMIH and JMSC of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on JMIH or JMSC.

Except as set forth in Section 2.6 of the JMIH Disclosure Schedule, neither the execution, delivery and performance of this Agreement by JMIH and JMSC nor the consummation by JMIH or JMSC of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Articles of Incorporation or Bylaws (or similar governing documents) of JMIH or JMSC, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which JMIH is a party or by which any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to JMIH or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on JMIH or JMSC.

Section 2.7 No Default. Except as set forth in Section 2.7 of the JMIH Disclosure Schedule, neither JMIH nor JMSC is in breach, default or violation (and no event has

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occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Articles of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which JMIH is now a party or by which any of its respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to JMIH or any of its respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on JMIH or JMSC. Except as set forth in Section 2.7 of the JMIH Disclosure Schedule, each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which JMIH is now a party or by which its respective properties or assets may be bound that is material to JMIH or JMSC and that has not expired is in full force and effect and is not subject to any material default thereunder of which JMIH or JMSC is aware by any party obligated to JMIH thereunder.

Section 2.8 No Undisclosed Liabilities; Absence of Changes. Except as set forth in Section 2.8 of the JMIH Disclosure Schedule and except as and to the extent publicly disclosed by JMIH in the JMIH SEC Reports, as of April 28, 2007, JMIH does not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of JMIH (including the notes thereto) or which would have a Material Adverse Effect on JMIH. Except as publicly disclosed by JMIH, since April 28, 2007, JMIH has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to JMIH having or which reasonably could be expected to have, a Material Adverse Effect on JMIH. Except as and to the extent publicly disclosed by JMIH in the JMIH SEC Reports and except as set forth in Section 2.8 of the JMIH Disclosure Schedule, since April 28, 2007, there has not been (i) any material change by JMIH in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by JMIH of any of its assets having a Material Adverse Effect on JMIH, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.1 of this Agreement had such action or event occurred after the date of this Agreement.

Section 2.9 Litigation. Except as publicly disclosed by JMIH in the JMIH SEC Reports, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of JMIH, threatened against JMIH or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on JMIH or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as publicly disclosed by JMIH in the JMIH SEC Reports, JMIH is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on JMIH or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

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Section 2.10 Compliance with Applicable Law. Except as publicly disclosed by JMIH in the JMIH SEC Reports, JMIH and JMSC hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the “JMIH Permits”), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on JMIH. Except as publicly disclosed by JMIH in the JMIH SEC Reports, JMIH is in compliance with the terms of the JMIH Permits, except where the failure to so comply would not have a Material Adverse Effect on JMIH. Except as publicly disclosed by JMIH in the JMIH SEC Reports, the business of JMIH is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 2.10 with respect to Environmental Laws (as defined in Section 2.12 below) and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on JMIH. Except as publicly disclosed by JMIH in the JMIH SEC Reports, no investigation or review by any Governmental Entity with respect to JMIH is pending or, to the knowledge of JMIH, threatened, nor, to the knowledge of JMIH, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which JMIH reasonably believes will not have a Material Adverse Effect on JMIH.

Section 2.11 Employee Benefit Plans; Labor Matters.

(a) Except as set forth in Section 2.11(a) of the JMIH Disclosure Schedule with respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), maintained or contributed to at any time by JMIH or any entity required to be aggregated with JMIH pursuant to Section 414 of the Code (each, a “JMIH Employee Plan”), no event has occurred and to the knowledge of JMIH, no condition or set of circumstances exists in connection with which JMIH could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on JMIH.

(b) (i) No JMIH Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each JMIH Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

(c) Section 2.11(c) of the JMIH Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any JMIH Stock Options, together with the number of JMIH Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of such option. Section 2.11(c) of the JMIH Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. JMIH has furnished DII with complete copies of the plans pursuant to which the JMIH Stock Options were issued. Other

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than the automatic vesting of JMIH Stock Options that may occur without any action on the part of JMIH or its officers or directors, JMIH has not taken any action that would result in any JMIH Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d) JMIH has made available to DII (i) a description of the terms of employment and compensation arrangements of all officers of JMIH and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating JMIH to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of JMIH who have executed a non-competition agreement with JMIH and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of JMIH with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of JMIH with or relating to its employees which contain change in control provisions all of which are set forth in Section 2.11(d) of the JMIH Disclosure Schedule.

(e) There shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any JMIH Employee Plan or any agreement or arrangement disclosed under this Section 2.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

(f)  There are no controversies pending or, to the knowledge of JMIH, threatened, between JMIH and any of their employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on JMIH. Neither JMIH nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by JMIH or any of its subsidiaries (and neither JMIH nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does JMIH know of any activities or proceedings of any labor union to organize any of its or its subsidiaries employees. JMIH has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof, by or with respect to any of its employees.

Section 2.12 Environmental Laws and Regulations.

(a) Except as publicly disclosed by JMIH in the JMIH SEC Reports, (i) JMIH is in material compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, “Environmental Laws”), except for non-compliance that would not have a Material Adverse Effect on JMIH, which compliance includes, but is not limited to, the possession by JMIH of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) JMIH has not received written notice of, or, to the knowledge of JMIH, is the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non-compliance with any Environmental Law (an “Environmental

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Claim”) that could reasonably be expected to have a Material Adverse Effect on JMIH; and (iii) to the knowledge of JMIH, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

(b) Except as publicly disclosed by JMIH, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on JMIH that are pending or, to the knowledge of JMIH, threatened against JMIH or, to the knowledge of JMIH, against any person or entity whose liability for any Environmental Claim JMIH has or may have retained or assumed either contractually or by operation of law.

Section 2.13 Tax Matters.

(a) Except as set forth in Section 2.13 of the JMIH Disclosure Schedule: (i) JMIH has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns (as defined herein) with respect to Taxes (as defined herein) of JMIH and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to JMIH have been paid in full or have been provided for in accordance with GAAP on JMIH’s most recent balance sheet which is part of the JMIH SEC Documents; (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to JMIH; (iv) to the knowledge of JMIH none of the Tax Returns of or with respect to JMIH is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to JMIH which has not been abated or paid in full.

(b) For purposes of this Agreement, (i) “Taxes” shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority and (ii) “Tax Return” shall mean any report, return, documents declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.

Section 2.14 Title to Property. JMIH has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on JMIH; and, to JMIH’s knowledge, all leases pursuant to which JMIH leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of JMIH, under any of such leases, any existing material default or event of default (or event which with the giving of notice or lapse of time, or both, would constitute a default and in respect of which JMIH has not taken adequate steps to prevent such a default from occurring) except where the lack of such good

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standing, validity and effectiveness, or the existence of such default or event, would not have a Material Adverse Effect on JMIH.

Section 2.15 Insurance. JMIH currently does not maintain general liability and other business insurance.

Section 2.16 Vote Required. The affirmative vote of the holders of at least a majority of the outstanding JMSC Shares and a majority of the outstanding JMIH Shares are the only vote of the holders of any class or series of JMSC’s capital stock and JMIH necessary to approve and adopt this Agreement and the Merger.

Section 2.17 Tax Treatment. Neither JMIH or JMSC nor, to the knowledge of JMIH or JMSC, any of their affiliates have taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

Section 2.18 Affiliates. Except for the directors and executive officers of JMIH, each of whom is listed in Section 2.19 of the JMIH Disclosure Schedule, there are no persons who, to the knowledge of JMIH, may be deemed to be affiliates of JMIH under Rule 1-02(b) of Regulation S-X of the SEC (the “JMIH Affiliates”).

Section 2.19 Certain Business Practices. None of JMIH or JMSC or any directors, officers, agents or employees of JMIH or JMSC has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or (iii) made any other unlawful payment.

Section 2.20 Insider Interests. Except as set forth in Section 2.21 of the JMIH Disclosure Schedule, no officer or director of JMIH has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or JMIH Intellectual Property Rights, used in or pertaining to the business of JMIH, except for the ordinary rights of a stockholder or employee stock optionholder.

Section 2.21 Opinion of Financial Adviser. ManageSource Research has been retained by JMIH and DII to render an independent opinion as to whether the transaction contemplated herein, from an economic perspective, is fair to both affiliated and non-affiliated shareholders. ManageSource Research has delivered to the JMIH Board and the DII Board a written opinion to the effect that, as of such date, “that the Business Combination as presented by the Parties is fair, from an economic perspective, to the Parties and their affiliate and non-affiliate shareholders.

Section 2.22 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of JMIH or JMSC.

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Section 2.23 Disclosure. No representation or warranty of JMIH or JMSC in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to DII pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

Section 2.24 No Existing Discussions. As of the date hereof, JMIH is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 4.4).

Section 2.25 Material Contracts.

(a) JMIH and JMSC have delivered or otherwise made available to DII true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which either JMIH and JMSC is a party affecting the obligations of any party thereunder) to which either JMIH or JMSC is a party or by which any of their respective properties or assets are bound that are, material to the business, properties or assets of JMIH or JMSC taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of JMIH or JMSC taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which JMIH is a party involving employees of JMIH); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise entered into since April 28, 2007; (vi) contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.1 hereof, the “JMIH Contracts”). Neither JMIH nor JMSC is a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

(b) Each of the JMIH Contracts is valid and enforceable in accordance with its terms, and there is no default under any JMIH Contract so listed either by JMIH or JMSC or, to the knowledge of JMIH or JMSC, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by JMIH or JMSC or, to the knowledge of JMIH or JMSC, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on JMIH or JMSC.

(c) No party to any such JMIH Contract has given notice to JMIH of or made a claim against JMIH or JMSC with respect to any breach or default thereunder, in any such case in

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which such breach or default could reasonably be expected to have a Material Adverse Effect on JMIH or JMSC.

ARTICLE 3.

Representations and Warranties of DII

Except as set forth on the Disclosure Schedule delivered by DII to JMIH (the “DII Disclosure Schedule”), DII hereby represents and warrants to JMIH as follows:

Section 3.1 Organization and Qualification.

(a) DII is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on DII. When used in connection with DII, the term “Material Adverse Effect’’ means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of DII, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any business in which DII is engaged, or (ii) that may impair the ability of DII to consummate the transactions contemplated hereby.

(b) DII has heretofore delivered to JMIH accurate and complete copies of the Articles of Incorporation and Bylaws (or similar governing documents), as currently in effect, of DII. DII is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on DII.

Section 3.2 Capitalization of DII.

(a) As of the date of this Agreement, the authorized capital stock of DII consists of; (i) Twenty-five Million (25,000,000) DII Common Shares, $0.001 par value, Seventeen Million Six Hundred Fifty Thousand (17,650,000) common Shares were issued and were outstanding. All of the outstanding DII Shares have been duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights.

(b) Except as set forth in Section 3.2(c) of the DII Disclosure Schedule, between June 4, 2007 and the date hereof, no shares of DII’s capital stock have been issued and no DII Stock options have been granted. Except as set forth in Section 3.2(a) above, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of DII, (ii) securities of DII convertible into or exchangeable for shares of capital stock or voting securities of DII, (iii) options or other rights to acquire from DII, or obligations of DII to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of DII, or (iv) equity equivalents, interests in the ownership

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or earnings of DII or other similar rights (collectively, “DII Securities”). As of the date hereof, there are no outstanding obligations of DII to repurchase, redeem or otherwise acquire any DII Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which DII is a party or by which it is bound relating to the voting or registration of any shares of capital stock of DII.

(c) Except as set forth in Section 3.2(d) of the DII Disclosure Schedule, there are no securities of DII convertible into or exchangeable for, no options or other rights to acquire from DII, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in, or any other securities of DII.

(d)	The DII Shares constitute the only class of equity securities of DII.

(e) Except as set forth in Section 3.2(f) of the DII Disclosure Schedule, DII does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity.

Section 3.3 Authority Relative to this Agreement; Recommendation.

(a) DII has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of DII (the “DII Board”), and no other corporate proceedings on the part of DII are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 3.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding DII Shares. This Agreement has been duly and validly executed and delivered by DII and constitutes a valid, legal and binding agreement of DII, enforceable against DII in accordance with its terms.

(b) The DII Board has resolved to recommend that the stockholders of DII approve and adopt this Agreement.

Section 3.4 Financial Statements.

(a) DII has delivered to JMIH the audited balance sheet of DII as of December 31, 2006 (the balance sheet as of December 31, 2006 is hereinafter referred to as the “Balance Sheet’), and the related statements of income, shareholders’ equity and cash flows of DII for the two fiscal year ended December 31, 2006 and the independent auditors’ report thereon. In addition, DII has delivered to JMIH the reviewed balance sheet of DII as of March 31, 2007, and the related statements of income, shareholders’ equity and cash flows of DII for the three months ended March 31, 2007. DII represents that the March 31, 2007 financial statements have been reviewed by DII’s independent certified public accountants. All the foregoing financial statements are referred to herein collectively as the “DII Financial Statements.”

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(b) The DII Financial Statements have been and will be prepared in accordance with applicable GAAP throughout the periods involved, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Balance Sheet), applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of DII as at the dates thereof and the results of the operations of DII for the periods then ended, and are true and complete and are consistent with the books and records of DII.

(c) DII has no debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except: (a) those reflected on the Balance Sheet, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since March 31, 2007, none of which have had or will have a Material Adverse Effect on the financial condition of DII.

(d) DII is currently under contract to acquire North American Jewelers, Inc. and Steckbeck Jewelry, manufactures of high-end jewelry. A copy of the contract is attached hereto.

Section 3.5 Information Supplied. None of the information supplied or to be supplied by DII for inclusion or incorporation by reference to the 8-K and Information Statement will, at the time the 8-K is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 3.6 Consents and Approvals; No Violations. Except as set forth in Section 3.6 of the DII Disclosure Schedule, and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the rules of the NASD, and the filing and recordation of the Merger Certificate as required by the NJGCL and FGCL, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by DII of this Agreement or the consummation by DII of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on DII.

Neither the execution, delivery and performance of this Agreement by DII nor the consummation by DII of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws (or similar governing documents) of DII, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which DII is a party or by which it or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to DII or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on DII.

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Section 3.7 No Default. DII is not in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Articles of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which DII is now a party or by which it or any of its properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to DII, or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on DII. Each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which DII is now a party or by which it or any of its properties or assets may be bound that is material to DII taken as a whole and that has not expired is in full force and effect and is not subject to any material default thereunder of which DII is aware by any party obligated to DII thereunder.

Section 3.8 No Undisclosed Liabilities; Absence of Changes. Except as and to the extent disclosed by DII, DII has not had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of DII (including the notes thereto) or which would have a Material Adverse Effect on DII. Except as disclosed by DII, DII has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to DII having or which could reasonably be expected to have, a Material Adverse Effect on DII. Except as and to the extent disclosed by DII there has not been (i) any material change by DII in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by DII of any of its assets having a Material Adverse Effect on DII, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.2 of this Agreement had such action or event occurred after the date of this Agreement.

Section 3.9 Litigation. Except as set forth in Schedule 3.9 of the DII Disclosure Schedule there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of DII, threatened against DII or any of its properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on DII or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed by DII, DII is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on DII or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

Section 3.10 Compliance with Applicable Law. Except as disclosed by DII, DII holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of its business (the “DII Permits”), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on DII. Except as disclosed by DII, DII is in

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compliance with the terms of the DII Permits, except where the failure so to comply would not have a Material Adverse Effect on DII. Except as disclosed by DII, the businesses of DII is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 3.10 with respect to Environmental Laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on DII. Except as disclosed by DII no investigation or review by any Governmental Entity with respect to DII is pending or, to the knowledge of DII, threatened, nor, to the knowledge of DII, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which DII reasonably believes will not have a Material Adverse Effect on DII.

Section 3.11 Employee Benefit Plans; Labor Matters.

(a) With respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any “employee benefit plan,” as defined in Section 3(3) of ERISA), maintained or contributed to at any time by DII or any entity required to be aggregated with DII pursuant to Section 414 of the Code (each, a “DII Employee Plan”), no event has occurred and, to the knowledge of DII, no condition or set of circumstances exists in connection with which DII could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on DII.

(b) (i) No DII Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each DII Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

(c) Section 3.11(c) of the DII Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any DII Stock Options, together with the number of DII Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of such option. Section 3.11(c) of the DII Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. DII has furnished JMIH with complete copies of the plans pursuant to which the DII Stock Options were issued. Other than the automatic vesting of DII Stock Options that may occur without any action on the part of DII or its officers or directors, DII has not taken any action that would result in any DII Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d) DII has made available to JMIH (i) a description of the terms of employment and compensation arrangements of all officers of DII and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals

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obligating DII to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of DII who have executed a non-competition agreement with DII and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of DII with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of the DII with or relating to its employees which contain change in control provisions.

(e) Except as disclosed in Section 3.11(e) of the DII Disclosure Schedule there shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any DII Employee Plan or any agreement or arrangement disclosed under this Section 3.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

(f)  There are no controversies pending or, to the knowledge of DII threatened, between DII and any of its employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on DII. DII is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by DII (and DII does not have any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does DII know of any activities or proceedings of any labor union to organize any of its or employees. DII has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof by or with respect to any of its employees.

Section 3.12 Environmental Laws and Regulations.

(a) Except as disclosed by DII, (i) DII is in material compliance with all Environmental Laws, except for non-compliance that would not have a Material Adverse Effect on DII, which compliance includes, but is not limited to, the possession by DII of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) DII has not received written notice of, or, to the knowledge of DII, is the subject of, any Environmental Claim that could reasonably be expected to have a Material Adverse Effect on DII; and (iii) to the knowledge of DII, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

(b) Except as disclosed by DII, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on DII that are pending or, to the knowledge of DII, threatened against DII or, to the knowledge of DII, against any person or entity whose liability for any Environmental Claim DII has or may have retained or assumed either contractually or by operation of law.

Section 3.13 Tax Matters. Except as set forth in Section 3.13 of the DII Disclosure Schedule: (i) DII has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns with respect to Taxes of DII and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to DII have been paid

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in full or have been provided for in accordance with GAAP on DII’s most recent balance sheet; (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to DII; (iv) to the knowledge of DII none of the Tax Returns of or with respect to DII is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to DII which has not been abated or paid in full.

Section 3.14 Title to Property. DII has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on DII; and, to DII’s knowledge, all leases pursuant to which DII leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of DII, under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which DII has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event of default would not have a Material Adverse Effect on DII.

Section 3.15 Intellectual Property.

(a) DII owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, services marks, copyrights, trade secrets, and applications therefor that are material to its business as currently conducted (the “DII Intellectual Property Rights”).

(b) Except as set forth in Section 3.15(b) of the DII Disclosure Schedule the validity of the DII Intellectual Property Rights and the title thereto of DII, as the case may be, is not being questioned in any litigation to which DII is a party.

(c) The conduct of the business of DII as now conducted does not, to DII’s knowledge, infringe any valid patents, trademarks, tradenames, service marks or copyrights of others. The consummation of the transactions contemplated hereby will not result in the loss or impairment of any DII Intellectual Property Rights.

(d) DII has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where DII has elected to rely on patent or copyright protection in lieu of trade secret protection.

Section 3.16 Insurance. DII currently does not maintain general liability and other business insurance.

Section 3.17 Vote Required. The affirmative vote of the holders of at least a majority of the outstanding DII Shares is the only vote of the holders of any class or series of DII’s capital stock necessary to approve and adopt this Agreement and the Merger.

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Section 3.18 Tax Treatment. Neither DII nor, to the knowledge of DII, any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

Section 3.19 Affiliates. Except for the directors and executive officers of DII, each of whom is listed in Section 3.19 of the DII Disclosure Schedule, there are no persons who, to the knowledge of DII, may be deemed to be affiliates of DII under Rule 1-02(b) of Regulation S-X of the SEC (the “DII Affiliates”).

Section 3.20 Certain Business Practices. None of DII, or any of the DII directors, officers, agents or employees has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA, or (iii) made any other unlawful payment.

Section 3.21 Insider Interests. Except as set forth in Section 3.21 of the DII Disclosure Schedule, no officer or director of DII has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or DII Intellectual Property Rights, used in or pertaining to the business of DII, except for the ordinary rights of a stockholder or employee stock optionholder.

Section 3.22 Opinion of Financial Adviser. ManageSource Research has been retained by JMIH and DII to render an independent opinion as to whether the transaction contemplated herein, from an economic perspective, is fair to both affiliated and non-affiliated shareholders. ManageSource Research has delivered to the JMIH Board and the DII Board a written opinion to the effect that, as of such date, “that the Business Combination as presented by the Parties is fair, from an economic perspective, to the Parties and their affiliate and non-affiliate shareholders.

Section 3.23 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of DII, except pursuant to an agreement between DII and Ventana Capital Partners.

Section 3.24 Disclosure. No representation or warranty of DII in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to JMIH pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

Section 3.25 No Existing Discussions. As of the date hereof, DII is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 5.4).

Section 3.26 Material Contracts.

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(a) DII has delivered or otherwise made available to JMIH true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which DII is a party affecting the obligations of any party thereunder) to which DII is a party or by which any of its properties or assets are bound that are, material to the business, properties or assets of DII taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of DII taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which DII is a party involving employees of DII); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise. (vi) contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.2 hereof, the “DII Contracts”). DII is not a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

(b) Each of the DII Contracts is valid and enforceable in accordance with its terms, and there is no default under any DII Contract so listed either by DII or, to the knowledge of DII, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by DII or, to the knowledge of DII, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on DII.

(c) No party to any such DII Contract has given notice to DII of or made a claim against DII with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on DII.

ARTICLE 4.

Covenants

Section 4.1 Conduct of Business of JMIH. Except as contemplated by this Agreement or as described in Section 4.1 of the JMIH Disclosure Schedule, during the period from the date hereof to the Effective Time, JMIH will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section 4.1 of the JMIH Disclosure Schedule, prior to the Effective Time, JMIH will not, without the prior written consent of DII:

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(a) amend its Articles of Incorporation or Bylaws (or other similar governing instrument);

(b) amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents.

(c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

(d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of JMIH (other than the Merger);

(e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of JMIH; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

(f)  except as may be required by law, enter into, adopt, amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent JMIH from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2007 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2007 in amounts previously disclosed to DII (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to JMIH);

(g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

(h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

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(i)  revalue in any material respect any of its assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

(j)  (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to JMIH; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $1,000 or, in the aggregate, are in excess of $5,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

(k) make any tax election or settle or compromise any income tax liability material to JMIH;

(l)  settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on JMIH;

(m)commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

(n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through 4.1(m) or any action which would make any of the representations or warranties of JMIH contained in this Agreement untrue or incorrect.

Section 4.2 Conduct of Business of DII. Except as contemplated by this Agreement or as described in Section 4.2 of the DII Disclosure Schedule during the period from the date hereof to the Effective Time, DII will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing business shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section 4.2 of the DII Disclosure Schedule, prior to the Effective Time, DII will not, without the prior written consent of JMIH:

(a) amend its Articles of Incorporation or Bylaws (or other similar governing instrument);

(b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

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(c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

(d) adopt a plan of complete or partial liquidation, dissolution, merger consolidation, restructuring, re-capitalization or other reorganization of DII (other than the Merger);

(e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business. (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of DII; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

(f)  except as may be required by law, enter into, adopt, amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent DII from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2007 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2007 in amounts previously disclosed to JMIH (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to DII);

(g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions other than in the ordinary course of business;

(h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

(i)  revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

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(j)  (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to DII; (iii) authorize any new capital expenditure or expenditures which, individually, is in excess of $1,000 or, in the aggregate, are in excess of $5,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

(k) make any tax election or settle or compromise any income tax liability material to DII;

(l)  settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on DII;

(m)commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or except in the ordinary course of business; or

(n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through 4.2(m) or any action which would make any of the representations or warranties of DII contained in this Agreement untrue or incorrect.

Section 4.3 Preparation of Information Statement and 8-K. DII and JMIH shall promptly prepare and file with the SEC; a Information Statement setting forth the information required in Schedule 14A, and requesting shareholder approval as required herein; and, (ii) a Current Report on Form 8-K within four (4) days of the Effective Time of this Agreement disclosing the Merger, if required by counsel.

Section 4.4 Other Potential Acquirers. DII and JMIH, and their respective affiliates, officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or merger.

Section 4.5 Meetings of Stockholders. Each of DII and JMSC shall take all actions necessary, in accordance with the respective General Corporation Law of its respective state, and its respective articles of incorporation and bylaws, to duly call, give notice of, convene and hold a meeting of its stockholders, or receive a written majority consent of its respective stockholders, as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby. The stockholder votes required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the FGCL and its charter and bylaws, in the case of JMSC and the General Corporation Law of its respective state, and its charter and bylaws, in the case of DII. JMSC and DII will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters.

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Section 4.6 OTC:BB Listing. The parties shall use all reasonable efforts to continue to cause the JMIH Shares, subject to Rule 144, to be quoted on the Over-the-Counter Bulletin Board.

Section 4.7 Access to Information.

(a) Between the date hereof and the Effective Time, JMIH will give DII and its authorized representatives, and DII will give JMIH and its authorized representatives, reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of itself and its subsidiaries, will permit the other party to make such inspections as such party may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to the business and properties of itself and its subsidiaries as the other party may from time to time reasonably request.

(b) Between the date hereof and the Effective Time, JMIH shall make available to DII, and DII will make available to JMIH, within 25 business days after the end of each quarter, quarterly statements prepared by such party (in conformity with its past practices) as of the last day of the period then ended.

(c) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.

Section 4.8 Additional Agreements, Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, (i) cooperating in the preparation and filing of the Information Statement and 8-K, any filings that may be required under the HSR Act, and any amendments to any thereof; (ii) obtaining consents of all third parties and Governmental Entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; (iii) contesting any legal proceeding relating to the Merger and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, DII, JMSC and JMIH agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the DII and JMSC stockholder votes with respect to the Merger. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

Section 4.9 Public Announcements. DII and JMIH will consult with one another before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including, without limitation, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or by obligations pursuant to any

28

quotation requirements with the NASD Over-the-Counter Bulletin Board (OTC:BB) as determined by DII or JMIH.

Section 4.10 Indemnification. From and after the Effective Time, JMIH and JMSC shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer or employee of the parties hereto or any subsidiary thereof (each an “Indemnified Party” and, collectively, the ‘‘Indemnified Parties”) against all losses, expenses (including reasonable attorneys’ fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time) that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director, officer or employee of such party or a subsidiary of such party or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. In the event of any such loss expense, claim, damage or liability (whether or not arising before the Effective Time), (i) JMIH shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to JMIH, promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the FGCL or its certificate of incorporation or bylaws, (ii) JMIH will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party’s conduct complies with the standards set forth under the FGCL and JMIH’s certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to JMIH and the Indemnified Party; provided, however, that JMIH shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, conflict on any significant issue between positions of any two or more Indemnified Parties.

(a) In the event JMIH or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of JMIH shall assume the obligations set forth in this Section 4.11.

(b) To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of JMIH and DII and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in JMIH’s and DII’s certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

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(c) The provisions of this Section 4.11 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

Section 4.11 Notification of Certain Matters. The parties hereto shall give prompt notice to the other parties, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of such party and its subsidiaries taken as a whole to which such party or any of its subsidiaries is a party or is subject, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or (v) any material adverse change in their respective financial condition, properties, businesses, results of operations or prospects taken as a whole, other than changes resulting from general economic conditions; provided, however, that the delivery of any notice pursuant to this Section 4.12 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

ARTICLE 5.

Conditions to Consummation of the Merger

Section 5.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of JMSC, JMIH and DII;

(b) this Agreement shall have been approved and adopted by the Board of Directors of JMIH, JMSC and DII;

(c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or United States governmental authority which prohibits, restrains, enjoins or restricts the consummation of the Merger;

(d) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received;

30

(e) delivery of a fairness opinion for this Agreement and the Share Exchange Agreement reasonably satisfactory in form and substance to DII and JMIH;

(f)	completion of the Share Exchange Agreement; and

(g) DII and JMIH shall each provide an officer’s certificate dated as of the Closing Date setting forth the fulfillment of certain conditions and provisions under this Agreement reasonably acceptable to the other party.

Section 5.2 Conditions to the Obligations of JMIH and JMSC. The obligation of JMIH and JMSC to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) the representations of DII contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on DII) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing DII shall have delivered to JMIH a certificate to that effect;

(b) each of the covenants and obligations of DII to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing DII shall have delivered to JMIH a certificate to that effect;

(c) DII shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Merger as relates to any obligation, right or interest of DII under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of JMIH, individually or in the aggregate, have a Material Adverse Effect on DII;

(d) there shall have been no events, changes or effects with respect to DII having or which could reasonably be expected to have a Material Adverse Effect on DII.

Section 5.3 Conditions to the Obligations of DII. The respective obligations of DII to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) the representations of JMIH and JMSC contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on JMIH) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing JMIH shall have delivered to DII a certificate to that effect;

31

(b) each of the covenants and obligations of JMIH to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing JMIH shall have delivered to DII a certificate to that effect; and

(c) JMIH shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Merger as relates to any obligation, right or interest of JMIH under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of DII, individually or in the aggregate, have a Material Adverse Effect on JMIH;

(d) DII shall have received an Agreement of Indemnification acceptable to DII shareholders with respect to the environmental clean up and the costs associated therewith as disclosed in the 8-K filed by JMIH on or about June 1, 2007; and

(e) there shall have been no events, changes or effects with respect to JMIH having or which could reasonably be expected to have a Material Adverse Effect on JMIH.

ARTICLE 6.

Termination; Amendment; Waiver

Section 6.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by JMSC’s or DII’s stockholders:

(a)	by either JMIH or DII after December 31, 2007;
(b)	by mutual written consent of JMIH and DII;

(c) by DII or JMIH if (i) any court of competent jurisdiction in the United States or other United States Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable or (ii) the Merger has not been consummated by December 31, 2007; provided, however, that no party may terminate this Agreement pursuant to this clause (ii) if such party’s failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date;

(d) by JMIH if (i) there shall have been a breach of any representation or warranty on the part of DII set forth in this Agreement, or if any representation or warranty of DII shall have become untrue, in either case such that the conditions set forth in Section 5.2(a) would be incapable of being satisfied by December 31, 2007 (or as otherwise extended), (ii) there shall have been a breach by DII of any of their respective covenants or agreements hereunder having a Material Adverse Effect on DII or materially adversely affecting (or materially delaying) the consummation of the Merger, and DII, as the case may be, has not cured such breach within 20 business days after notice by JMIH thereof, provided that JMIH has not

32

breached any of its obligations hereunder, (iii) JMIH shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders; or (iv) JMIH shall have convened a meeting of its Board of Directors to vote upon the Merger and shall have failed to obtain the requisite vote;

(e) by DII if (i) there shall have been a breach of any representation or warranty on the part of JMIH or JMSC set forth in this Agreement, or if any representation or warranty of JMIH or JMSC shall have become untrue, in either case such that the conditions set forth in Section 5.3(a) would be incapable of being satisfied by December 31, 2007 (or as otherwise extended), (ii) there shall have been a breach by JMIH or JMSC of its covenants or agreements hereunder having a Material Adverse Effect on JMIH or materially adversely affecting (or materially delaying) the consummation of the Merger, and JMIH, as the case may be, has not cured such breach within twenty business days after notice by DII thereof, provided that DII has not breached any of its obligations hereunder, (iii) the JMIH Board shall have recommended to JMSC’s stockholders a Superior Proposal, (iv) the JMIH Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger or shall have failed to call, give notice of, convene or hold a stockholders’ meeting to vote upon the Merger, or shall have adopted any resolution to effect any of the foregoing, (v) DII shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders or (vi) JMSC shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders.

Section 6.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders, other than the provisions of this Section 6.2 and Sections 4.7(c) and 6.3 hereof. Nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

Section 6.3 Fees and Expenses. Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby. DII shall be responsible for the organizational costs of JMSC. DII and JMIH shall share the costs of EDGAR associated with the filing of the Information Statement, as amended, with the SEC.

Section 6.4 Amendment. This Agreement may be amended by action taken by JMIH, JMSC and DII at any time before or after approval of the Merger by the stockholders of JMSC and DII (if required by applicable law) but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

Section 6.5 Extension; Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by any other party with any of the agreements or conditions contained

33

herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

ARTICLE 7.

Miscellaneous

Section 7.1 Nonsurvival of Representations and Warranties. Except as otherwise provided herein, the representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 7.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

Section 7.2 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

Section 7.3 Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

Section 7.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party as follows:

If to Diamond Information Institute:

Diamond Information Institute

Mr. Berge Abajian

12 Daniel Road East

Suite #301

Fairfield, NJ 07004

with a copy to:

Stoecklein Law Group

Donald J. Stoecklein, Esq.

Suite 400

402 West Broadway

San Diego, California 92101

djs@slgseclaw.com

34

if to JMIH or JMSC:

Jupiter Marine International Holding, Inc.

1103 12th Street East

Palmetto FL 34221

http:www.jupitermarine.com

with a copy to:

Arnstein & Lehr LLP

Brian A. Pearlman, Esq.

200 East Las Olas Boulevard, Suite 1700

Fort Lauderdale, FL 33301

bapearlman@arnstein.com

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the principles of conflicts of law thereof.

Section 7.6 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 7.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Sections 4.9 and 4.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 7.8 Certain Definitions. For the purposes of this Agreement, the term:

(a) “affiliate” means (except as otherwise provided in Sections 2.19, 3.19 and 4.13) a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

(b)	“business day” means any day other than a day on which Nasdaq is closed;

(c) “capital stock” means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof;

(d) “knowledge’’ or “known’’ means, with respect to any matter in question, if an executive officer of JMIH or its subsidiaries, or DII, as the case may be, has actual knowledge of such matter;

35

(e) “person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity; and

(f)  “subsidiary” or “subsidiaries” of JMIH, DII or any other person, means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which JMIH, DII or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

Section 7.9 Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of JMIH, DII or any officer, director, employee, agent, representative or investor of any party hereto.

Section 7.10 Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party’s obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder; provided, however, that if a party hereto is entitled to receive any payment or reimbursement of expenses pursuant to Sections 6.3(a), (b) or (c), it shall not be entitled to specific performance to compel the consummation of the Merger.

Section 7.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

In Witness Whereof, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

DII:

Diamond Information Institute

a New Jersey corporation

By:
Berge Abajian
President

JMIH:

Jupiter Marine International Holding, Inc.

a Florida corporation

36

By:
Carl Herndon
President

JMSC:

Jupiter Marine Sub Corp.

a Florida corporation

By:
Carl Herndon
President

37

APPENDIX C

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

AND

CERTIFICATE OF DESIGNATION, PREFERENCES, AND OTHER RIGHTS OF SERIES A VOTING CONVERTIBLE PREFERRED STOCK

OF

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

Pursuant to Sections 607.1006, 607.0601, and 607.0602 of the Florida Business Corporation Act, the undersigned, being the President of JUPITER MARINE INTERNATIONAL HOLDINGS, INC., a Florida corporation (the “Corporation”), bearing Document Number P98000044821, does hereby submit these Articles of Amendment for the purpose of amending the Corporation’s Articles of Incorporation as follows

FIRST: Article I of the Corporation's Articles of Incorporation shall be deleted in its entirety and replaced with the following:

ARTICLE I

NAME

The name of this corporation is BERGIO INTERNATIONAL, INC.

SECOND: Article IV of the Corporation's Articles of Incorporation shall be deleted in its entirety and replaced with the following:

ARTICLE IV

CAPITAL STOCK

A.    The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 50,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of Preferred Stock, par value $.001 per share. Series of Preferred Stock may be created and issued from time to time with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.

Appendix C - Articles of Amendment

B.        Reverse Stock Split. Each twelve (12) issued and outstanding shares of Common Stock as of the date and time immediately preceding the filing of this Certificate of Amendment (the "Split Effective Date"), shall be combined and converted automatically, without further action, into one (1) fully paid and non-assessable share of Common Stock. No fractional shares shall be issued in connection with the foregoing reverse split; all shares of Common Stock so split that are held by a stockholder will be aggregated subsequent to the foregoing split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share.

SERIES A VOTING CONVERTIBLE PREFERRED STOCK

C.        The Board of Directors of the Corporation desires, pursuant to its authority as aforesaid, to determine and fix the rights, preferences, privileges and restrictions relating to a class of said Preferred Stock to be designated as follows:

1.       Designations and Amounts. One Million Twenty Five Thousand (1,025,000) shares of the Corporation's authorized preferred stock are designated as series A voting convertible preferred stock (the "Series A Preferred Stock").

2.       Voting Rights. Upon issuance, and subject to the preferences and rights as provided below, holders of the Series A Preferred Stock shall be entitled to vote 10 votes per one share of Series A Preferred Stock.

3.       Conversion Rights. The Series A Preferred Stock shall automatically cancel, rendering all voting rights and conversion rights void, in the event that the acquisitions of North American Jewelers, Inc. and Steckbeck Jewelry, PVT (the "Acquisitions") or other acquisition(s) with comparable value to the Acquisitions are not completed by October 15, 2007, or 90 days after closing of the Merger Agreement dated July 3, 2007 by and between the Corporation, Jupiter Marine Sub Corp. and Diamond Information Institute, Inc., whichever occurs later in time. Each share of Series A Preferred Stock shall automatically convert into ten (10) shares of Common Stock upon the completion of the Acquisitions, subject to cancellation as provided above.

4.       Reclassification, Exchange or Substitution.             If the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Article IV),

Appendix C - Articles of Amendment

then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustments as provided herein.

The foregoing amendment was adopted by the Board of Directors of the Corporation pursuant to Written Consent of the Board of Directors of the Corporation dated July __, 2007, acting unanimously pursuant to Section 607.0821 of the Florida Business Corporation Act. Therefore, the number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by its President July ___, 2007.

JUPITER MARINE INTERNATIONAL

HOLDINGS, INC.

By:

Carl M. Herndon, President

Appendix C - Articles of Amendment

APPENDIX D

ManageSource Research

Specialty Securities Advisement

June 21, 2007

Board of Directors

Jupiter Marine International Holdings, Inc.

3391 SE 14th Ave.

Port Everglades, FL 33316

RE: Fairness Opinion

Gentlemen:

ManageSource has been advised that, pursuant to a non-binding Letter of Intent (“LOI”) duly executed by Jupiter Marine International Holdings, Inc. (“Jupiter”, ”JMIH”) and Diamond Information Institute, Inc. (“Diamond”, ”DII”) on January 26, 2007, that pursuant to the execution of definitive agreements and mutual obligations and diligence thereby, that the Parties shall effect a Business Combination where Jupiter will exchange the capital stock of Jupiter for shares held by Diamond shareholders in exchange for JMIH shares held by affiliates. Upon closing of the Business Combination, Diamond shareholders shall own controlling interest in Jupiter and Jupiter will become, through a name change, "Bergio International".  Diamond shall become a wholly owned subsidiary of Bergio International, resulting in a change of control and Reverse Merger.

The parties have advised ManageSource, by providing a duly executed Confidential Letter by Jupiter and Diamond on January 26, 2007 as amended, that on approximately June 22, 2007, Jupiter, a Florida corporation, intends to announce in an information statement to filed with the SEC, that it will acquire Diamond Information Institute, (DII) a New Jersey corporation, pursuant to an agreement and plan of merger by and among JMIH, Jupiter Marine Sub Corp. (JMSC), a Nevada corporation, a to be formed wholly owned subsidiary, and DII.

The agreement and plan of merger provides that, on ___ , 2007, Jupiter Marine International Holdings, Inc. (JMIH), a Florida corporation agreed to acquire Diamond Information Institute, (DII) a New Jersey corporation, pursuant to an agreement and plan of merger by and among JMIH, Jupiter Marine Sub Corp. (JMSC), a Florida corporation, a to be formed wholly owned subsidiary, and DII. The agreement and plan of merger provides that, effective on closing, JMSC will merge with and into DII, with DII as the surviving corporation, as a wholly owned subsidiary of JMIH, and JMIH will issue: (1) 7,400,000 shares of its restricted Common Stock, and (2) 1,025,000 shares of Series A Voting Convertible Preferred Stock1, in exchange for 100% of the outstanding shares of DII. Further, concurrent with the effective time of the merger and prior to the issuance of the shares to the DII stockholders, JMIH will institute a 12:1 reverse split of its outstanding shares of common stock and amend its articles of incorporation to change its name to “Bergio International, Inc.” As a condition precedent to the closing of the merger, certain shareholders of JMIH (the "Affiliates") holding an aggregate of 9,987,833 shares of JMIH common stock (pre reverse split) will enter into a share exchange agreement with JMIH. Under the share exchange agreement the Affiliates will exchange the 9,987,833 shares in consideration of a wholly owned interest in JMIH's subsidiaries (Jupiter Marine International Inc. and Phoenix Yacht Corporation) and all other assets of JMIH. The 9,987,833 shares shall be cancelled and returned to treasury. Under the share exchange agreement the Affiliates shall assume substantially all of the liabilities of JMIH as of the date of the closing of the share exchange agreement. Subsequent to the closing of the share exchange agreement and assuming the effectuation of the reverse split, there will be approximately 739,669 shares of JMIH common stock outstanding. Upon closing of the merger, on a non diluted basis, there will be approximately 8,139,669 shares of JMIH common stock

_________________________

1 Material Rights and Preferences of Preferred Stock are a) voting rights of 10:1 per one share of preferred stock; b) conversion rights – 1 share of preferred to 10 shares of common, subject to conditions below; and c) non transferable. Conversion Conditions – The Preferred Stock shall only convert into common stock upon completion of the North American and Steckbeck acquisitions (collectively, the "Acquisitions") or completion of other acquisition(s) with comparable value to the Acquisitions. In the event the Preferred Stock is not converted on or before October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time, the Preferred Stock shall automatically be cancelled.

outstanding and the former stockholders of DII will control approximately 91% of JMIH's outstanding shares of common stock. The merger and share exchange agreement are collectively referred to as the "Business Combination".

It is the opinion of ManageSource that, as of the date herein provided, and based upon the audited and un-audited financial and other information provided by the Parties, and subject to certain assumptions made and limitations of review as outlined below, that the Business Combination as presented by the Parties is fair, from an economic perspective, to the Parties and their affiliate and non-affiliate shareholders.

The basis of this opinion is contained in detail in the accompanying package of materials and attached hereto for consideration, and supported by the appendices of such document as well as all information, representations, data and guidance provided to ManageSource by the management of Jupiter and the management of Diamond.

ManageSource has been retained in this capacity merely to opine as to the fairness of the Business Combination, as represented, to the affiliate and non affiliate shareholders, from an economic perspective. ManageSource has not been retained, and does not offer, any opinion or relative merits of any other circumstances, strategy, or opportunity that may be commercially available to either party, its affiliate or non-affiliate shareholders. Further, ManageSource has predicated its findings on the historical and pro-forma information provided and does not make any representation as to the ability to the parties to complete the proposed Business Combination or any other methods of organization, reorganization or modification as represented, or the impact or valuation of any such scenario other than that represented and contemplated by the Parties. It is understood therefore, that the Business Combination, its terms and conditions by both Parties were negotiated and determined by the relevant Parties and not subject to the opinion of ManageSource.

ManageSource took into account a number of complex market, economic and financial conditions to arrive at its opinion, and among other resources, relied substantially on the review of a wide variety of items it deemed reliable and relevant to base its analyses, valuation and final opinion upon.

In general, ManageSource effected an assessment of the following, in connection with this opinion:

1.	Reviewed the duly executed non-binding LOI dated January 26, 2007 regarding the asset purchase and Business Combination between the Parties.

2.

Reviewed quarterly un-audited and annual audited financial reports and included narrative on file with the Securities Exchange Commission (“SEC”), on Forms 10Q and 10K, for the prior five years from F1Q02 through F2Q07, or the most recently available on file.

3.

Reviewed various forms 8-K pertaining to material events, as deemed material to the analysis and evaluation process, for prior three fiscal years from approximately F1Q04 through F2Q07, or the most recently available on file.

4.	Reviewed various non-public financial and other information provided by Jupiter, including a complete Schedule of Assets and various industry reports information, and internal forecasts.

5.	Developed and analyzed a pro-forma equity capitalization as a result of the Business Combination.

6.	Created a pro-forma valuation of affiliate, non-affiliate and consolidated equity impact as a result of the Business Combination.

7.	Analyzed the historic financial results and forecast market expectations of both Parties.

8.

Consolidated and evaluated historic financial results and forecast estimates to derive multiple valuation estimates and samples. Multiple valuations and estimates, as described in further detail below, were compared and reviewed for consistency and confirmation of results.

Fairness Opinion Letter	Page 2 / 32

9.

Developed and analyzed comparable peer companies with characteristics deemed similar to both Parties to establish mean and comparable public valuation multiples and potential value impact to affiliate and non-affiliate shareholders.

With respect to Diamond, a private company, ManageSource relied its analyses and review of the following:

1.	Audited annual financial statements for Diamond Information Institute, Inc. d/b/a Designs by Bergio for the fiscal years ended December 31, 2005 and December 31, 2006.

2.

Accountant’s Review Report for North American Jewelers, Inc., inclusive of Accountant’s Review for Steckbeck Jewelry PVT., Ltd., for fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006.

3.

Definitive Asset Purchase Agreement by and between Diamond Information Institute, North American Jewelers, Inc. and Steckbeck Jewelry PVT., Ltd. Duly executed by each of the parties, to effect a merger and acquisition by Diamond Information Institute, Inc. of North American Jewelers, inc. and Steckbeck Jewelry PVT., Ltd., to be effectuated upon the closing of the Business Combination.

4.	Various financial statements and filings with the SEC by comparable public companies.

5.	Various industry and trade magazine articles, industry reports and market statistics and research.

6.	Government trade report documents on retail sales and inventory trends and expectations from January 1992 – February 2006.

7.	Other data and information deemed to be relevant and reliable in the estimation and substantiation of estimates.

ManageSource assumes that any Business Combination or other corporate transaction shall be consummated within the legal guidelines set forth by all applicable state, federal and regulatory authorities, including the Securities Act of 1933, as amended, and the Securities Act of 1934, as amended, and any additional state securities regulatory requirements.

ManageSource has reviewed a Definitive Asset Purchase Agreement by and between Diamond Information Institute, Inc. and each of North American Jewelers, Inc. and Steckbeck Jewelers PVT, Inc., but has specifically been requested by the Parties to opine as the relative economic value of Jupiter and Diamond without inclusion of any additional or proposed acquisitions. However, the Definitive Asset Purchase Agreement has demonstrated to ManageSource that the acquisition strategy proposed by Diamond is viable, subject to its ability to secure necessary capital, and that its model for potential acquisitions is being preliminarily accepted in the marketplace.

ManageSource’s opinion takes into account a number of key factors regarding the operations of DII, as they pertain to the market value of its equity and the potential valuation of the entity, post Business Combination. Some of the key factors include, but are not necessarily limited to the following:

1.

DII is engaged in the high-end jewelry segment and generates approximately 10% EBITDA margins and 5% Net margins. These are in-line with the most mature and leading comparable public companies, which all maintain a premium for their common stock in the public markets. It is reasonable to expect that a higher margin business wil command a premium over a lower margin business, as equity value is created at an accelerated rate of return to shareholders, compared to a lower margin business.

2.

The facts presented for opinion herein, assume a very limited public “float” as represented by the non-affiliate shares issued and outstanding of just 739,669 shares. The remaining affiliate shares will be issued to and beneficially held by the owner and single largest shareholder of Diamond, as well as three other affiliate shareholders. Such affiliate shareholders will be subject to very restrictive volume, time and

Fairness Opinion Letter	Page 3 / 32

reporting requirements as provided by SEC Rule 144. The extremely limited float (i.e. “supply” of available shares) should also increase the premium placed by public market participants in the stock. This is due to the fact that the relative value of each share, particularly in a high margin environment, is greater. Similarly, the limited nature of available shares to open market participants creates its own premium through competition (i.e. “demand”) for available shares.

3.

DII maintains an acquisition strategy that will accrete exponential revenue and earnings growth, as evidenced by the Definitive Asset Purchase Agreement presented to ManageSource in its diligence, but not included in the economic evaluation.

4.

Industry comparables suggest premiums are placed on companies with limited capital structures and high perceived value opportunities well beyond book, earnings or other forms of conservative valuation methods, as applied herein to support the rendering of ManageSource’s opinion.

5.

ManageSource has relied substantially on Audited FYE results for both Parties, in order to develop valuation models, assess the relative economic merits and render its opinion. Jupiter is a fully reporting public company and has a complete set of unaudited quarterly financial statements available for review, which have been considered by ManageSource in the development of economic models, tests and evaluations. However, Diamond is a private company and does not yet have a comparable complete historic quarterly data set to compare, on a relative basis. ManageSource therefore, relied to a much greater degree upon audited FYE results provided by the Parties.

ManageSource’s opinion, valuation and analyses is based upon the information available to it as of the date herein, and although daily market conditions may materially impact the values presented, or possibly the final opinion, ManageSource assumes no responsibility to amend such information at any date later than the date provided herein as the date that its Fairness Opinion is rendered.

ManageSource has received an equivalent retainer from both of the Parties and has been paid in full prior to delivering its opinion to avoid any potential conflicts of interest. In addition, ManageSource makes the following disclosures regarding its relationship to all Parties involved in the Business Combination and subject to this Fairness opinion, which it believes substantially represents the National Association of Securities Dealers’ (NASD) recommendations for Fairness Opinion disclosure in its Proposed Rule 2290:

1.	ManageSource has NOT acted as a financial advisor with respect to the Business Combination contemplated between the Parties.

2.

ManageSource’s compensation is NOT contingent on the successful completion of any transaction between the Parties, either for: (i) rendering the Fairness Opinion; (ii) serving as an advisor in regards to the transaction; or, (iii) any other reason.

3.	ManageSource has NOT during the preceding two (2) years had any material relationship with either of the Parties.

4.

Information supplied by the Parties was utilized to form a substantial portion of the bases of the Fairness Opinion. ManageSource has effected an on-site visit and meetings with management of both Parties and has attempted to verify information provided by the Parties to the best of its ability, but makes no guarantees, either expressed or implied, regarding the completeness or accuracy of any information utilized.

5.

This opinion was neither approved nor disapproved by a Fairness Committee. ManageSource utilizes economic and other evaluation deemed to be reliable and accurate. Final opinions are subject to the views and quantitative analysis of the individual(s) responsible for preparing and rendering such opinions. No guarantees are expressed or implied.

Fairness Opinion Letter	Page 4 / 32

ManageSource’s opinion is for the benefit of the Board of Directors in making its final assessment of the Business Combination. ManageSource opinions and the bases underlying are intended as an information source only and not as a definitive recommendation. Directors, management and affiliates of the Parties are encouraged to utilize as much Due Diligence as they deem appropriate to render their final and ultimate decision regarding the Business Combination, its potential impact to affiliate and non-affiliate shareholders, and relative value to all stakeholders impacted by any such material event. Corporate management and Directors are reminded to exercise their fiduciary responsibility as they deem appropriate to assess the merits of this, or any, material event, and evaluate as much information in addition to this or any single opinion or report, to arrive at their decision.

This letter and the information package included as detail to ManageSource’s opinion may not be reproduced, quoted, disseminated or referred to in any manner inconsistent to its original intent, and never without prior written consent by ManageSource, except as required by, or in connection with, regulatory filings with agencies such as the Securities and Exchange Commission (SEC). In the event of any dissemination, it shall be reproduced in its entirety and inclusive of the detailed information and analyses package provided and attached hereto.

Sincerely,

ManageSource Research, Inc.

Fairness Opinion Letter	Page 5 / 32

Specialty Securities Advertisement

Opinion of Fairness &

Post- Effective Equity Valuation

06/21/2007

Presented to: the Board of Directors & Equity

Staleholders of Jupiter Marine International

Holdings, Inc. & Diamond Information Institute, Inc.

© Copyright ManageSource Research | June 21, 2007| Confidential	Http://www.managesource.com

Table of Contents

Introduction: Business Combination	P. 03
Fairness Opinion: Detail & Analysis	P. 04
Final Opinion & Supporting Documentation	P. 05
Economic Review & Evaluation	P. 10
Jupiter Marine International Holdings, Inc.	P. 10
Diamond Information Institute, Inc.	P. 16
Summary Review & Evaluation	P. 26
Disclosure	P. 27

Introduction: Business Combination*

As Presented: It has been indicated to us that Diamond Information Institute, Inc. a high-end jewelry manufacturer, seeks to purchase Jupiter Marine International, a specialty manufacturer of sport and recreational power boats. It has further been expressed that the transaction contemplated would ultimately result in a reverse merger where Diamond Information Institute, Inc. remains the primary operating entity, while concurrently effecting a spin-off of Jupiter Marine International Holdings, its assets and operations. Jupiter Marine International shall effect a name change to Bergio International, and Diamond Information Institute, its assets and operations would become a wholly-owned subsidiary of Bergio International and survive the transaction. Jupiter and its controlling interests will become private, with their operations and operating assets intact, but no longer associated in any manner with the public company.

Initial Assessment: Initially, and subject to full diligence summarized and provided below, it would appear that, given proper structure and price, a fair and reasonable transaction could be arrived at between the parties. Many examples exist with similar size and structure to provide basis for valuation and comparable performance assessment. Further, we believe that the historically high margins and potential for global sales and efficient manufacturing seen in consumer cyclicals and high end jewelry in particular, could offer enhanced opportunities for growth and value creation to existing non-affiliate shareholders.*

_________________________________________

* Initial assessment is for informational purposes only. Final opinions will be objectively based upon all material information gathered during Due Diligence, and subject to final review and analysis.

Fairness Opinion: Detail & Analysis

ManageSource Research has been retained by Jupiter Marine International Holdings, Inc. (“Jupiter”, “JMIH”) and Diamond Information Institute, Inc. (“Diamond”, “DII”), collectively the “Parties”, to render an independent opinion as to whether, as of the date such opinion is rendered, the transaction contemplated by the Parties, from an economic perspective, is fair to both affiliated and non-affiliated shareholders. ManageSource has further been retained to provide a valuation analysis of the company, on a consolidated basis, pre and post-transaction.

The valuation analysis will provide insight and validation to the final opinion rendered and will be presented along with this fairness opinion.

The parties have advised ManageSource, by providing a non-binding Letter of Intent (“LOI”) duly executed by Jupiter and Diamond On January 26, 2007 as amended, that On ___ , 2007, Jupiter Marine International Holdings, Inc. (JMIH), a Florida corporation agreed to acquire Diamond Information Institute, (DII) a New Jersey corporation, pursuant to an agreement and plan of merger by and among JMIH, Jupiter Marine Sub Corp. (JMSC), a Florida corporation, a to be formed wholly owned subsidiary, and DII. The agreement and plan of merger provides that, effective on closing, JMSC will merge with and into DII, with DII as the surviving corporation, as a wholly owned subsidiary of JMIH, and JMIH will issue: (1) 7,400,000 shares of its restricted Common Stock, and (2) 1,025,000 shares of Series A Voting Convertible Preferred Stock2, in exchange for 100% of the outstanding shares of DII. Further, concurrent with the effective time of the merger and prior to the issuance of the shares to the DII stockholders, JMIH will institute a 12:1 reverse split of its outstanding shares of common stock and amend its articles of incorporation to change its name to “Bergio International, Inc.” As a condition precedent to the closing of the merger, certain shareholders of JMIH (the "Affiliates") holding an aggregate of 9,987,833 shares of JMIH common stock (pre reverse split) will enter into a share exchange agreement with JMIH. Under the share exchange agreement the Affiliates will exchange the 9,987,833 shares in consideration of a wholly owned interest in JMIH's subsidiaries (Jupiter Marine International Inc. and Phoenix Yacht Corporation) and all other assets of JMIH. The 9,987,833 shares shall be cancelled and returned to treasury. Under the share exchange agreement the Affiliates shall assume substantially all of the liabilities of JMIH as of the date of the closing of the share exchange agreement. Subsequent to the closing of the share exchange agreement and assuming the effectuation of the reverse split, there will be approximately 739,669 shares of JMIH common stock outstanding. Upon closing of the merger, on a non diluted basis, there will be approximately 8,139,669 shares of JMIH common stock outstanding and the former stockholders of DII will control approximately 91% of JMIH's outstanding shares of common stock. The merger and share exchange agreement are collectively referred to as the "Business Combination".

_________________________

2 Material Rights and Preferences of Preferred Stock are a) voting rights of 10:1 per one share of preferred stock; b) conversion rights – 1 share of preferred to 10 shares of common, subject to conditions below; and c) non transferable. Conversion Conditions – The Preferred Stock shall only convert into common stock upon completion of the North American and Steckbeck acquisitions (collectively, the "Acquisitions") or completion of other acquisition(s) with comparable value to the Acquisitions. In the event the Preferred Stock is not converted on or before October 15, 2007 or 90 days after closing of the Merger, whichever occurs later in time, the Preferred Stock shall automatically be cancelled.

Final Opinion & Supporting Documentation

It is the opinion of ManageSource that, as of the date herein provided, and based upon the audited, un-audited, and accountant – reviewed financial and other information provided by the Parties, and subject to certain assumptions made and limitations of review as outlined below, that the Business Combination as presented by the Parties is fair, from an economic perspective, to the Parties and their affiliate and non-affiliate shareholders.

The basis of this opinion is contained in detail below, along with disclosures regarding the relationship between ManageSource Research and the Parties.

Among other things pertaining to your particular affiliation with the Parties, recipients of this Fairness Opinion need to be aware of the following:

1.

Certain limitations on review have been made and material information, both audited and unaudited, has been utilized in arriving at the conclusions. Additionally, certain assumptions have been made regarding, among other things, market multiples, future earnings expectations and pro-forma market conditions. Recipients are encouraged to read the entirety of this report and to carefully consider the basis, assumptions, limitations and representations made either by the Parties or by ManageSource, in arriving at this opinion, as well as the review undertaken to arrive at this opinion.

2.

ManageSource has not acted in an advisory capacity to the Parties with respect to the relative merits of the Business Combination, or in any other advisory capacity. This opinion has been based solely upon the information and strategy “as presented” by the Parties, and does not take into account any alternative structures or strategies that might exist for the Parties.

3.

ManageSource has undertaken on-site inspections of physical facilities, as well as meetings with the Parties and respective management and representatives. ManageSource has received certain documentation and information from the Parties, including audited and un-audited financial and other information pertaining to the nature and substance of the business operations of the Parties. ManageSource takes steps that it believes are reasonable to validate such information, but accepts information provided “as-is” and makes no guarantees or warrantees as to the completeness or accuracy of such information provided. ManageSource feels that financial information audited by qualified accountancies and information on-file with state and federal regulatory bodies should be deemed reliable, but complete verification of all information provided, whether audited or otherwise, has not been undertaken.

ManageSource makes a quantitative and qualitative assessment of economic, market and financial conditions of the Parties, in order to render its opinions, and relies upon the combined experience of its personnel and knowledge of similar transactions and securities markets.

In general, ManageSource effected an assessment of the following, in connection with this opinion:

10.	Reviewed the Confidential Letter of Intent (“LOI”) duly executed by both Parties and dated January 26, 2007 regarding the Business Combination.

11.

Reviewed quarterly un-audited and annual audited and un-adutied financial reports and included narrative on file with the Securities Exchange Commission (“SEC”) or provided by management, on Forms 10Q and 10K, for the prior years that such information is available..

12.

Reviewed various form 8-K pertaining to material events, as deemed material to the analysis and evaluation process, for prior three fiscal years from approximately F1Q04 through F2Q07, or the most recently available on file.

13.	Reviewed various non-public financial and other information provided by Jupiter, including a complete Schedule of Assets and various industry reports information, and internal forecasts.

14.	Developed and analyzed a pro-forma equity capitalization as a result of the Business Combination.

15.	Created a pro-forma valuation of affiliate, non-affiliate and consolidated equity impact as a result of the Business Combination.

16.	Analyzed the historic financial results and forecast market expectations of both Parties.

17.

Consolidated and evaluated historic financial results and forecast estimates to derive multiple valuation estimates and ranges. Multiple valuations and ranges, as described in further detail below, were compared and reviewed for consistency and confirmation of results.

18.

Developed and analyzed comparable public peer companies with characteristics deemed similar to the Parties to establish mean and comparable public valuation multiples and potential value impact to affiliate and non-affiliate shareholders.

The aforementioned items are some, but not necessarily all, of the evaluations, tests, analysis and discovery performed by ManageSource in connection with rendering its opinion. ManageSource performed analyses and effected due diligence that it deemed appropriate to fully realize the information available and to reasonably prepare and issue an opinion of the proposed Business Combination between the Parties, as represented. ManageSource also relied upon the accuracy and completeness of various financial and operational reports and information provided by the Parties, and assumes no responsibility for independently verifying all of the information provided. ManageSource conducted on-site meetings and interviews with management and believes that there were no material events, as of the date of issuance of this opinion that would indicate that any such information provided by the Parties was inaccurate, unreliable or incomplete to the best of their knowledge.

ManageSource has reviewed a Definitive Asset Purchase Agreement by and between Diamond Information Institute, Inc. and each of North American Jewelers, Inc. and Steckbeck Jewelers PVT, Inc., but has specifically been requested by the Parties to opine as the relative economic value of Jupiter and Diamond without inclusion of any additional or proposed acquisitions. However, the Definitive Asset Purchase Agreement has demonstrated to ManageSource that the acquisition strategy proposed by Diamond is viable, subject to its ability to secure necessary capital, and that its model for potential acquisitions is being preliminarily accepted in the marketplace.

ManageSource has previously provided the Parties with an evaluation and opinion comparing the relative values of all of the proposed companies, but management of both Parties have indicated that they will defer their decision regarding the completion of the Business Combination to the opinion and valuation of relative merits contained hereby, with no consideration for the estimated impact of proposed, but not completed, financial, business or other transactions that may occur and be completed after the Business Combination.

ManageSource’s opinion hereby takes into account a number of key factors regarding the operations of DII, as they pertain to the market value of its equity and the potential valuation of the entity, post Business Combination. Some of the key factors include, but are not necessarily limited to the following:

6.

DII is engaged in the high-end jewelry segment and generates approximately 10% EBITDA margins and 5% Net margins. These are in-line with the most mature and leading comparable public companies, which all maintain a premium for their common stock in the public markets. It is reasonable to expect that a higher margin business wil command a premium over a lower margin business, as equity value is created at an accelerated rate of return to shareholders, compared to a lower margin business.

7.

The facts presented for opinion herein, assume a very limited public “float” as represented by the non-affiliate shares issued and outstanding of just 739,669 shares. The remaining affiliate shares will be issued to and beneficially held by the owner and single largest shareholder of Diamond, as well as three other affiliate shareholders. Such affiliate shareholders will be subject to very restrictive volume, time and reporting requirements as provided by SEC Rule 144. The extremely limited float (i.e. “supply” of available shares) should also increase the premium placed by public market participants in the stock. This is due to the fact that the relative value of each share, particularly in a high margin environment, is greater. Similarly, the limited nature of available shares to open market participants creates its own premium through competition (i.e. “demand”) for available shares.

8.

DII maintains an acquisition strategy that will accrete exponential revenue and earnings growth, as evidenced by the Definitive Asset Purchase Agreement presented to ManageSource in its diligence, but not included in the economic evaluation.

9.

Industry comparables suggest premiums are placed on companies with limited capital structures and high perceived value opportunities well beyond book, earnings or other forms of conservative valuation methods, as applied herein to support the rendering of ManageSource’s opinion.

10.

ManageSource has relied substantially on Audited FYE results for both Parties, in order to develop valuation models, assess the relative economic merits and render its opinion. Jupiter is a fully reporting public company and has a complete set of unaudited quarterly financial statements available for review, which have been considered by ManageSource in the development of economic models, tests and evaluations. However, Diamond is a private company and does not yet have a comparable complete historic quarterly data set to compare, on a relative basis. ManageSource therefore, relied to a much greater degree upon audited FYE results provided by the Parties.

ManageSource’s opinion reflects the true and accurate opinion of the individual(s) rendering such an opinion as of the date shown, and maintains no obligation to update the included information, or otherwise amend the opinion herein, at any later date, unless otherwise retained by the Parties to do so in the future. ManageSource has been compensated with a flat-fee retainer, divided and paid equally by the Parties. ManageSource receives 60% of its total retainer upon execution of its engagement agreement(s) and the remaining balance is due prior to delivery of its Opinion. Therefore, no part of ManageSource’s compensation is subject to completion of the transaction or the opinion rendered. Please see the section entitled “Disclosure” below, for a more complete list of disclosures regarding the relationship between ManageSource and the Parties.

ManageSource opinions and the bases underlying are intended as an information source to be considered by the Boards of Directors of both Parties in arriving at their final decision only, and not as a definitive or singular recommendation. Directors, management and affiliates of the Parties are encouraged to utilize as much Due Diligence as they deem appropriate to render their final and ultimate decision regarding the Business Combination, its potential impact to affiliate and non-affiliate shareholders, and relative value to all stakeholders impacted by any such material event. Corporate management and Directors must exercise their fiduciary responsibility as they deem appropriate to assess the merits of this, or any, material event, and evaluate as much information in addition to this or any single opinion or report, to arrive at their decision.

IMPORTANT: ManageSource has performed various financial, comparative and other forms of analyses and evaluation as summarized and explained in detail below, in connection with rendering its opinion. The various comparisons and analyses were performed to provide a range of valuations and scenarios that serve to provide readers with differing perspectives on the Business Combination as represented that serve to enhance the overall information provided. ManageSource did not form an opinion as to whether the isolated consideration of any particular form of analyses or valuation validated or invalidated the fairness of the Business Combination to affiliate and/or non-affiliate shareholders. Additionally, the analyses and narrative provided below is not necessarily the complete description or rendering of information or materials considered by ManageSource in arriving at its conclusions. ManageSource considers the preparation of Fairness Opinions to be complex and subject to a variety of known and unknown factors. Various determinations are made throughout the process as to the nature of certain materials, their relevance to the facts and Business Combination as presented to ManageSource. Therefore, partial analysis or summary descriptions may provide an inaccurate or incomplete view of the qualitative judgments made during the development of this opinion. ManageSource may have deemed various assumptions more or less probable than other assumptions and may have given certain techniques and valuation methods more or less weight, in order to present what it believes to be a reasonable range of outcomes and likely valuations, given the information available at the time of preparing and rendering its opinion. Actual future results and values are subject to a complex interaction of factors and may vary significantly from those presented. Actual results and values may be significantly more or less favorable than those presented. This opinion, its included valuation and analyses is not intended and is not an appraisal of the assets of any company, and may not accurately reflect the values of any assets that may be acquired or sold in the course of business.

Economic Review & Evaluation

Jupiter Marine International Holdings, Inc.

I.	About Jupiter Marine International Holdings, Inc.

a.

Jupiter designs, manufactures and markets a diverse mix of hand-constructed sport fishing boats under the Jupiter brand name. The Company's product line consists of five models: 29' Forward Seating Center Console, 31' Open Center Console, 31' Cuddy Cabin, 31' Forward Seating Center Console and 38' Forward Seating Center Console. JMIH's principal offices and manufacturing facilities are located in Palmetto, Florida. During the fiscal year ended July 29, 2006, the Company built 83 boats at its Ft. Lauderdale facility. It recently opened a manufacturing facility in Palmetto, Florida in February 2006. JMIH sells its line of boats through authorized dealers in the United States primarily on the East Coast and the Gulf of Mexico regions.

II.	Jupiter Marine International Holdings, Inc. Financial Performance.

a.

Balance Sheet & Liquidity. As of F2QE ‘07 January 27, 2007 Jupiter reported total assets of $5.41MM and working capital of $1.36MM, representing a 70% and 60.28% increase respectively, as compared to the same period one year prior due primarily to a 102% increase in inventories and 76.24% increase in Net Property, Plant & Equipment, as a result of the addition of the Palmetto facility. Subsequently, total liabilities increased 110.86% for the same y/y period from $1.25MM as of F2QE ‘06 to $2.63MM as of F2QE ’07.

Current and quick ratios, both indicators of a company’s liquid position, are 1.65 and 0.26 respectively. Rule of thumb threshold for current ratio is 2.0, and 1.0 for quick ratio. Jupiter is slightly below both, and thus in a modestly illiquid operating condition. Total debt ratio is 49% and debt/equity ratio is 19%.

b.

Capital Assets & Depreciation. We have analyzed Jupiter’s Schedule of Fixed Assets as of the most recent fiscal year end. Depreciation of Fixed Assets is an intrinsic component of Jupiter’s operations and has a material affect on its operating performance and economic results. Jupiter’s Net Book Value (“NBV”) for molds and tooling related to inboard engine recreational boats is currently $0. These Assets had an original cost of $248,721 and have been fully depreciated on a straight-line basis over a five year period ending in FY2005 and FY2006. These assets will no longer contribute to the economic value of Jupiter, but may still have commercial potential, if Jupiter decides to produce inboard motor boats in the future. Jupiter currently does not produce inboard motor boats.

Molds and tooling for Outboards and machinery & equipment represent Jupiter’s largest fixed asset base. This includes molds, tooling and machinery necessary to produce their current product line, including the 38’, 29’ and 31’ boats. A majority of molds and tooling related to the 27’ and 31’ boats have fully depreciated and represent approximately $919,386. Additional molds and tooling for the 31’, as well as molds and tooling for the 31’, totaling approximately $1,909,187 in costs incurred through primarily FY2005, FY2006, and includes some early FY2007 internal construction additions, have already accumulated deprecation of $1,343,095, leaving a NBV of approximately $529,632.

Additional expenditures on Fixed Assets was required to establish the Palmetto facility and includes both purchased molds and tooling for the 29’, as well as some minor internal construction on the same. Total Palmetto Mold & Tooling costs were $637,611, but have already incurred more than 25% or $161,582 in total depreciation, leaving $476,029 in NBV.

c.

Operating Results & Income. Jupiter reported Net Sales of $15.15MM during FY2006, a 32% y/y increase from FY2005 Net Sales of $11.46MM, and a 47.7% increase from FY2004 Net Sales of $10.26MM, representing a 3-year Compound Annual Growth Rate (“CAGR”) of 15.71%. The outsized y/y growth in Net Sales from FY2005 – FY 2006 was attributable to the initiation of production at the Palmetto manufacturing facility. Management does not believe that similar growth will be possible for FY2007 – FY20011, and anticipates a forward Net Sales growth of approximately 7% - 10% y/y.

During the same time period, operating results (EBIT) and Net Income lagged Net Sales growth by a considerable margin due to a number of factors; including strong intrinsic depreciation of boat molds and manufacturing equipment, increased inventory and carrying costs, a well as increased cost of materials, particularly materials such as resins that are petroleum based. Management expects that such trends are slated to continue and we anticipate that the recreational boat manufacturing industry will continue to experience rising production and materials costs through the foreseeable future. In addition, heavy depreciation is an intrinsic component of recreational boat manufacturing that consistently erodes operating performance and asset-based valuation over time. Additional capital expenditures and replacement investment, due to the nature of the business, does not necessarily offset this component of net results, and typically compounds its damping effect on Jupiter’s returns.

Jupiter reported EBIT of $0.478MM during FY2006, a y/y change of -26.40% from FY 2005 EBIT of $0.650, and a change of -22.34% from FY2004 EBIT of $0.616MM. Similarly, Jupiter reported Net Income for FY2006 of $0.237MM a y/y change of -38.75%, from $0.386MM reported in FY2005, and a -29.33% change from $0.335 reported in FY2004. The significant decline in operating and net margins has been driven by a confluence of factors intrinsic to Jupiter’s business, including rapidly rising costs of materials, heavy depreciation for manufacturing equipment and molds, as well as a protracted general downturn in the recreational boating industry that began anecdotally in the 4th quarter of 2005. With 2007 - 2008 macro economic forecasts and profitability expected to cool off globally, a significant turnaround in recreational products does not appear likely in the near future. Further, management concedes that there are currently few, if any, commercially viable alternatives to existing materials that would offer any economic benefit or improvement to forecast results.

Please see the information contained in Number III: Market Analysis & Forecast below, for more information on the deterioration in profitability.

d.	Cash Flow. Jupiter must invest regularly in its operations to replace depreciated assets, as well as to maintain a competitive position within the recreational boat manufacturing segment. These regular Capital Expenditures are necessary whether the market is strong or soft. As a result, cash flow and particularly, free cash flow, available for expansion or growth stimulus necessary to significantly benefit investors over time is typically limited. Jupiter has reported negative net cumulative cash flow in each of the past 5 operating quarters, and has reported annual net negative cash flow for FY2006 and FY2005, of -$41,126 and -$246,575, respectively. Although operating cash flow has remained relatively robust during the same operating period, significant CAPEX associated with maintenance, replacement and the development of the Palmetto facility has diminished returns and caused net shortfalls.

III.	Jupiter Marine International Holdings, Inc. Market Analysis & Forecast.

a.

Recreational Boat Industry. The recreational boat manufacturing industry is comprised of primarily private companies, along with a small sampling of public companies that offer complete comparable results for analysis. Market statistics have been gleaned from articles published by industry trade publications, and data compiled by industry advocacy groups and associations, including Dun & Bradstreet and the National Marine Manufacturers Association.

Boatbuilding and repairing is categorized by Standard Industry Classification (SIC) 3732, or “Establishments primarily engaged in building and repairing boats”.

According to recent industry data from Dun & Bradstreet, SIC 3732 has the following characteristics:

Estimated No of U.S. Businesses: 3,393

Total number of people employed in the industry: 64,203

Total annual industry sales: $9,128MM

Average number of employees per business: 19

Average sales per business: $2.8MM

b.

Empirical Trends & Forecast. Unfortunately, the U.S. Industry & Trade Outlook data from Office of Trade and Industry Information was stopped in FY2000, and is therefore irrelevant to this analysis and assessment of current trends and results. However, according to Statistical Surveys, Inc., a leading provider of marketing data for the Marine industry, retail sales for fiberglass and aluminum hull boats declined sharply during 2006. According to Statistical Surveys, fiberglass boat unit sales were down 4.8% and aluminum hulled boat unit sales declined 9.6%. Industry comparables, such as Brunswick and Genmar reported declines in boat sales of 12.3% and 8.3%, respectively. Currently, Statistical Surveys reports that the negative trend continues, with September 2006-to-date sales down 5.0% for fiberglass-hulled boats and down 4.3% y/y for aluminum hulled boats.

Industry experts do not anticipate the negative trend to abate for some time, as available liquidity for high-dollar luxury items such as recreational boats, continues to deteriorate. Combined with recent increases in cost of materials and environmental activism, the retail boating industry is expected to continue to endure difficult market conditions for the foreseeable future.

IV.	Jupiter Marine International Holdings, Inc. Recent Equity Performance.

a.	Recent Stock Performance & Multiples

Quarter	High $	Low $	Average $	Period Change
F2Q06	$0.29	$0.23	$0.26	-11%
F3Q06	$0.26	$0.20	$0.23	-16%
F4Q06	$0.26	$0.17	$0.22	24%
F1Q07	$0.26	$0.16	$0.21	-31%
Recent Close	$0.12

V.	Jupiter Marine International Holdings, Inc. Capital Structure.

a.	Shares Outstanding. As of F1Q07E, Jupiter had 18,863,861 common shares outstanding, and 0 preferred shares outstanding.

b.

Affiliate Shareholders. Affiliate shareholders as represented by the LOI executed by the parties on January 26, 2007 include Officers and Directors of the Company collectively representing 9,987,833 shares, or 52.95% of total.

c.	Non-Affiliate Shareholders. As of F1Q07E, non-affiliate shareholders include all other shareholders collectively representing 8,876,028 common shares, or 47.05%.

VI.

Comparable Company Operating Results ($millions, except shares outstanding)

Name	Price	Shares Out	FY06 Sales	FY06 EBITDA	EBITDA Margin	FY06 Net Income	Net Margin
Brunswick Corporation	$33.10	90,362,560	$5,665.00	$341.20	6.02%	$133.90	2.36%
Marine Products Corp.	$7.84	37,995,630	$261.38	$26.93	10.30%	$20.31	7.77%
MarineMax, Inc.	$20.54	18,699,680	$1,213.54	$83.95	6.92%	$39.38	3.25%
Todd Shipyards Corporation	$20.30	5,638,680	$201.93	$11.07	5.48%	$8.18	4.05%
Fountain Powerboat Industries, Inc.	$2.77	4,844,270	$79.23	$2.27	2.87%	$2.40	3.03%
Mean	$16.91	31,508,164	$1,484.22	$93.08	6.32%	$40.83	4.09%
Jupiter Marine Int'l. Hldgs., Inc.	$0.10	18,863,860	$15.15	$0.82	0.01%	$0.24	1.56%

VII.	Comparable Company Performance (Compound Annual) ($millions, except shares outstanding)

Comparable Growth Rates	Price	Mkt. Capital	3-yr Rev Gr.	3-Yr GPM Gr.	3-Yr OI Gr.	3-Yr NI Gr.
Brunswick Corporation	$33.10	$2,991.00	3.85%	-0.61%	-4.75%	-20.83%
Marine Products Corp.	$7.84	$297.89	1.17%	-3.24%	2.67%	-5.07%
MarineMax, Inc.	$20.54	$384.09	16.78%	5.75%	19.72%	14.40%
Todd Shipyards Corporation	$20.30	$114.47	29.88%	22.09%	N/A	N/A
Fountain Powerboat	$2.77	$13.42	-17.65%	-31.35%	-320.51%	-200.96%
Mean	$16.91	$760.17	6.81%	-1.47%	-75.72%	-53.12%

Jupiter Marine Int'l. Hldgs., Inc.	$0.10	$1.96	13.87%	13.41%	-8.18%	-17.53%

VIII.	Comparable Company Valuation ($millions, except shares outstanding)

Name	Price	Mkt Capital	P/Sales	P/EBITDA	P/E	Eq Bk Value	P/Bk
Brunswick Corporation	$33.10	$2,991.00	0.53	8.77	22.34	$1,871.80	1.60
Marine Products Corp.	$7.84	$297.89	1.14	11.06	14.67	$101.40	2.94
MarineMax, Inc.	$20.54	$384.09	0.32	4.58	9.75	$349.89	1.10
Todd Shipyards Corporation	$20.30	$114.47	0.57	10.34	13.99	$85.71	1.34
Fountain Powerboat Industries, Inc.	$2.77	$13.42	0.17	5.91	5.59	$9.09	1.48
Mean	$16.91	$760.17	0.54	8.13	13.27	$483.58	1.69
Jupiter Marine Int'l. Hldgs., Inc.	$0.10	$1.96	0.13	2.39	8.29	$2.79	0.70

IX.

Summary of Forecast & Discounted Cash Flow Analysis (DCFA)

	FY 2007	FY 2008	FY 2009	FY 2010	FY 2010
Revenue	$16,221,102	$17,843,212	$19,627,533	$21,590,286	$23,749,315
Gross Profit	$3,564,347	$4,171,930	$4,686,000	$5,122,170	$5,572,564
EBITDA (Operating Profit or Loss)	$544,895	$843,527	$1,024,757	$1,094,802	$1,142,459
Net Income	$335,650	$548,292	$666,092	$711,621	$742,598
FCF	$675,662	$1,061,976	$1,365,995	$1,663,116	$1,552,408
Total $ Return	$6,319,156
NPV	$1,489,742
NPV / Sh (Diluted)	$0.08

X.	Affiliate and Non-Affiliate Valuation Summary ($millions, except shares outstanding)

	Price	Shares Outstanding	Market Value ($MM)
Current Market Value	$0.10	18,863,860	$1.962
Current Market Valuation Ranges:
Value at Industry Mean	$0.17	18,863,860	$3.140
Value at NPV	$0.08	18,863,860	$1.490
Book-Val Basis	$0.12	18,863,860	$2.264

Affiliate Share Value @ CMV	$0.10	9,987,832	$1.039
Affiliate Valuation Ranges:
Affiliate Val @ Industry Mean	$0.17	9,987,832	$1.662
Affiliate Val @ NPV	$0.08	9,987,832	$0.789
Book Value Affiliare Basis	$0.12	9,987,832	$1.199

Non-Affiliate Share Value @ CMV	$0.10	8,876,028	$0.923
Non-Affiliate Valuation Ranges:
Non-Affiliate Val @ Industry Mean	$0.17	8,876,028	$1.477
Non-Affiliate Val @ NPV	$0.08	8,876,028	$0.701
Book Value Non-Affiliate Shs	$0.12	8,876,028	$1.065

Diamond Information Institute, Inc.

8.	About Diamond Information Institute, Inc.

a.

Diamond is engaged as a specialty manufacturer of high-end precious and semi-precious jewelry, as well as diamond jewelry. Diamond produces its products for sale and distribution through national and global retail sellers such as fine jewelers, department stores and jewelry chains. Diamond produces much of its high-end merchandise under the “Bergio™” brand name as well as other recognized brands that Diamond owns the commercial rights to.

Diamond was incorporated in State of New Jersey in October, 1988 under the name Diamond Information Institute, Inc. (dba: “Bergio”). The Company has been engaged in the design and manufacture of upscale jewelry since 1995.

9.

Management Representations & Assumptions. Management has presented a number of documents representing financial results and assumptions and forecasts for current, historic and future operations and earnings. Additionally, ManageSource has made certain assumptions and qualitative judgments as to the materials presented as well as Pro-Forma expectations, to produce current and forecast consolidated results that have been used in the valuation and analysis process. ManageSource makes no guarantee that all such information provided is entirely complete and accurate. ManageSource has met with and interviewed management and its accountancy group, which prepared certain documents, and believes that the information provided is reliable and complete to the best of its knowledge. Any number and/or combination of assumptions and judgments made by ManageSource in the preparation of its analysis and forecasts may produce differing results and ManageSource has endeavored to utilize such methods and assumptions it deems reliable and appropriate given the nature of the companies’ operations and information available to it. The ranges of Pro Forma results and subsequent valuation and analysis may differ from actual results, and no opinion is expressed or implied as to the benefits of one form or weighting of procedures over another. Actual future results may differ substantially from those presented and the achievement of results will be subject to a variety of factors and risks, including market risk, business risk, credit risk, valuation risk, and other material factors.

Management has represented to ManageSource that, among other things, certain business consolidations shall occur subject to the Business Combination described herein. Diamond Information Institute has signed a Letter of Intent to acquire and consolidate the operations and assets of North American Jewelers, Inc., a wholesale jewelry manufacturer in Chicago, IL, as well as Steckbeck Jewelry PVT., Ltd., a wholesale jewelry manufacturer based in Mumbai, India. Both North American Jewelers and Steckbeck Jewelry PVT are 100% owned by the same individual. ManageSource has been instructed to base its valuation on the consolidated financial results of all three firms as presented in audited financial statements for the fiscal years 2005 and 2006 for Diamond Information Institute, Inc. and in accountant-reviewed statements for Steckbeck Jewelery PVT, Inc. and North American Jewelers, Inc. for the fiscal years 2005 and 2006.

ManageSource has prepared its valuation and analysis predicated upon these management representations, and makes no judgment as to the transaction’s contemplated, their probability for completion or any other meritorious judgment, and is rendering its opinion and valuation solely on the facts and presumptions asserted by management, and the documentation provided and publicly available to it.

ManageSource has received from management, and other sources, and used the following documents as the basis for its analysis:

-	Audited annual financial statements for Diamond for the fiscal years ended December 31, 2005 and December 31, 2006.

-

Accountant’s Review Report for North American Jewelers, Inc., inclusive of Accountant’s Review for Steckbeck Jewelry PVT., Ltd., for fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006.

-

Definitive Asset Purchase Agreement by and between Diamond Information Institute, North American Jewelers, Inc. and Steckbeck Jewelry PVT., Ltd. Duly executed by each of the parties, to effect a merger and acquisition by Diamond Information Institute, Inc. of North American Jewelers, inc. and Steckbeck Jewelry PVT., Ltd., to be effectuated upon the closing of the Business Combination between the parties.

-	Various financial statements and filings with the SEC by comparable public companies.

-	Various industry and trade magazine articles, industry reports and market statistics and research.

-	U.S. Government trade report documents on retail sales and inventory trends and expectations from January 1992 – February 2006.

-	Other data and information deemed to be relevant and reliable in the estimation and substantiation of estimates.

10.	Diamond Information Institute, Inc. Financial Performance.

a.

Consolidated Balance Sheet & Liquidity. As of FYE06, or the most recently available balance sheet and financial statements, Diamond reported total consolidated assets of $16.43MM and working capital of $6.84MM, representing a 3.56% and 0.41% increase respectively, as compared to the same period one year prior due primarily to a 62.19% increase in accounts receivable, a 20.07% increase in Net Property, Plant & Equipment, as a result of the addition of assets at the Mumbai production facility, and 14.4% reduction in inventories. Total consolidated liabilities increased 9.67% for the same y/y period from $9.47MM as of FYE05 to $10.38MM as of FYE06.

Current and quick ratios, both indicators of a company’s liquid position, are 1.71 and 0.69 respectively as of FYE06. Rule of thumb threshold for current ratio is 2.0, and 1.0 for quick ratio. Diamond is slightly below both, and thus in a modestly illiquid operating condition. Total debt ratio is 62% and debt/equity ratio is 12%.

b.

Capital Assets & Depreciation. Capital assets are comprised primarily of raw materials, finished and unfinished goods in inventory, and property, plant and equipment net of depreciation. ManageSource has not reviewed a complete list of assets and schedule of depreciation and relies upon the audited and accountant reviewed statements for total values and y/y change. Materials consist of cut and polished diamonds, precious and semi-precious gem stones, precious and semi-precious metals such as gold, silver, platinum and palladium, and partially finished and finished jewelry. Property, plant and equipment is comprised primarily of physical production facilities in Fairfield, New Jersey, Mumbai, India and Chicago, Ill. Each of the production facilities also houses management and administrative office space as well as similar assets and equipment such as molds, kilns, polishing and manufacturing tools, software, computers, desks and general office furniture, fixtures, casting tools, setting tools and workstations, and additional property, plant and equipment as is common to the industry and necessary for the manufacture of jewelry.

ManageSource has physically inspected the locations and contents at Chicago, Ill and Fairfield, New Jersey, but not Mumbai, India. No audit or complete inventory or review of all assets was performed by ManageSource during physical inspection, but ManageSource is reliant on the audited financial statements and accountant reviewed financial statements as to the total net value of assets, property and equipment, net of ongoing depreciation.

As of FYE06 consolidated inventory totaled approximately $9.58MM, and net property, plant and equipment totaled approximately $0.29MM. Consolidated total current assets and consolidated total assets were $16.45MM and $16.80MM respectively. Total consolidated liabilities at FYE06 were approximately $10.38MM and total consolidated shareholders’ equity was approximately $6.42MM.

c.

Consolidated Statement of Operations. Diamond reported consolidated Net Sales of $34.42MM during FY2006, a 12.32% y/y increase from FY2005 Net Sales of $30.65MM, representing a 2-year Compound Annual Growth Rate (“CAGR”) of 3.94%. The y/y growth in Net Sales from FY2005 – FY 2006 was attributable to organic growth and management believes that consolidated growth for FY2007 – FY20011 could be considerably higher due to increased scale, efficiencies and market reach provided by the consolidated entities and their respective market penetration. Management anticipates a forward Net Sales growth of approximately 30% y/y, based on organic growth and exponential growth through acquisition, which is a key component to management’s forward growth strategy, and in-line with comparable industry results presented elsewhere in this report.

Diamond reported consolidated EBIT of $1.46MM during FY2006, a y/y increase of 59.71% from FY 2005 EBIT of $0.92MM. Similarly, Diamond reported consolidated Net Income for FY2006 of $1.21MM a y/y increase of 80.84%, from $0.67MM reported in FY2005. The significant increase in operating and net margins is driven by a confluence of factors intrinsic to Diamond’s business, including rising efficiencies from offshore production and reduced costs of labor, combined with the addition of high margin products from Diamond’s “Designs by Bergio” line. Management believes that it can sustain net margins of 10% - 15% on a going-forward basis as additional efficiencies from consolidation and offshore production conspire with continued focus on higher margin product lines across broader industry segments penetrated through organic growth and acquisition.

Please see the information contained in Number III: Market Analysis & Forecast below, for more information on current industry trends and statistics.

d.

Consolidated Cash Flow. ManageSource has not consolidated the historical cash flow statements for Diamond due to the granular nature of such statements and the disparity between line items and treatments for the various corporate entities to be consolidated. As such, ManageSource does not believe that it is valuable or reliable to consolidate such statements for the purpose of rendering its opinion of fairness at this time. Future free cash flows used to derive NPV and ManageSource’s Discounted Cash Flow Analysis (DCFA) have been based purely on consolidated historical and Pro Forma future statements of operations and balance sheet data. ManageSource has assumed certain rates for capital expenditures, taxes and similar costs to establish its Pro Forma forecasts, but actual results may vary from expectations.

11.	Diamond Information Institute, Inc. Market Analysis & Forecast.

a.

Jewelry, Precious Metal Industry. The Jewelry & Precious Metals industry is comprised of a mix of both small private companies, and larger public companies that collectively provide us with comprehensive comparable data and metrics. Market statistics have been gleaned from articles published by industry trade publications, and data compiled by industry advocacy groups and associations, including Dun & Bradstreet and various Jewelry manufacturing and industry trade publications and associations.

Jewelry and Precious Metals is categorized by Standard Industry Classification (SIC) 3911, or “Establishments primarily engaged in manufacturing jewelry and other articles worn on or carried about the person, with or without stones. Includes cigarette cases and lighters, vanity cases and compacts; trimmings for umbrellas and canes; and jewel settings and mountings.”

According to recent industry data from Dun & Bradstreet, SIC 3911 has the following characteristics:

Estimated No of U.S. Businesses: 5,416

Total number of people employed in the industry: 43,517

Total annual industry sales: $9,413.3MM

Average number of employees per business: 8

Average sales per business: $1.8MM

Compared to Boatbuilding and Repairing, the Jewelry and Precious Metals industry has approximately 60% more corporate participation, but employs approximately 30% fewer individuals to generate only slightly more total revenue, which suggests that economic operating margins and efficiencies are significantly greater, as confirmed by data presented elsewhere in this report. Additionally, the average jewelry manufacturer employs less than half the employees that a boat manufacturer does, which reinforces the sentiment that profitability is significantly higher. The fact that sales per business are approximately 30% lower than the average sales per business within Boat Manufacturing and Repairing, suggests simply that smaller businesses comprise a greater portion of the overall industry and indicates a greater level of fragmentation and thus, potential for consolidation.

b.

Industry trends & Forecast. Retail jewelry information and statistics is available from a number of reliable sources, including the U.S. Department of Commerce, U.S. Census Bureau as well as private industry associations and organizations such as World Gold Council, National Jeweler Network and Diamond Information Center at JWT Diamond Marketing and Advertising Group. Due to the private and fragmented nature of the industry, wholesale gems and jewelry manufacturing data is quite scarce and typically out of date and often unreliable when ascertained. Since wholesale performance is a direct corollary to retail sales performance and prospects, we have focused on the readily available and reliable statistics on retail jewelry sales available from government and private sources to provide a picture of the industry as a whole.

According to the U.S. Department of Commerce monthly report on retail sales and inventories, annual retail jewelry sales have generated virtually unabated growth going back 15 years to 1992. According the most recent revision of the report, retail jewelry annual sales increased steadily at a compound annual rate of 2.11% between 2000 and 2005, and over 4.65% compound annual rate between 1992 and 2005. Estimated total industry sales for fiscal 2005 were approximately $28.328 billion. Additionally, sales have increased in every year since 1992 except for 1997 and 2001, when sales decreased 2.7% and 5%, respectively, as a result of general economic conditions.

According to the Diamond Information institute at JWC, diamond jewelry sales increased in the U.S. for the fifth consecutive year in FY2006 by 6.1%. The World Gold Council, reports a similar 6% increase in U.S. gold jewelry sales during FY2006, which is the strongest gain since 1999.

The various retail sales and trade data reinforce the consistent growth in both total sales and in increased operating margins experienced by all selected comparables, except for one: House of Taylor. House of Taylor only presents 2 years of operating history however, and is clearly an industry anomaly, as all other comparables show strong growth and profitability. In spite of its poor results, including declining revenue, operating losses and net losses, House of Taylor still commands a current market capitalization of approximately $102MM.

Overall, selected public comparables have generated strong growth in all facets of their operations. On average, public company jewelry manufacturers reported mean 3-yr compound annual sales growth of 15.44%. The industry is also generating higher profitability, as well.

Mean 3-yr compound annual Gross Revenue, Income from Operations, and Net Income grew at 13.88%, 21.58%, and 26.85%, respectively.

In spite of the consistent annual growth, jewelry sales are subject to macro economic conditions. Jewelry is a luxury item and thus a consumer cyclical where performance is directly tied to economic expansion and contraction. The fact that mean industry profitability has increased at a significantly faster pace than net sales, suggests that manufacturers and retailers alike, have been able to take advantage of the recent economic expansion by raising pricing and thus achieve higher profitability. This is further reinforced by the fact that materials costs are relatively fixed, and since as much as 50% of total annual sales may be “on-hand” in inventory as finished goods at any given time, daily or monthly volatility in materials pricing can be overcome with adept purchasing.

Consistent historical growth indicates exceptional resiliency in all markets and suggests that economic slow-downs or even downturns could negatively impact margins, but continued industry-wide growth seems highly likely at historical levels of approximately 3% - 5% compounded annually. Higher growth and profitable companies should enjoy market premiums to valuation, much like other industries.

Premiums tend to be higher in jewelry due to the limited relative depreciation of materials and finished goods, coupled with a typically secure hard-asset base from which to establish necessary financing and support ongoing growth.

12.

Diamond Information Institute, Inc. Pro-Forma Capital Structure. Management has indicated that the Business Combination will effectuate a reverse-merger between the Parties whereby Diamond becomes the surviving operating entity as a wholly-owned subsidiary. In connection with the Business Combination, management indicates that it shall effect a reorganization of the capital structure. It has been represented that such reorganization shall include, among other things, a name change, a reverse split of the outstanding common shares at an rate of 12:1, the issuance of 1,025,000 Series A Voting Convertible Preferred Stock, the cancellation of the delivered Affiliate shares and the issuance of new common equity shares to the owners of Diamond in consideration for the outstanding common shares of its business. The results of such reorganization are outlined below. The focus of this opinion is to determine whether, upon effectuating such reorganization and subject to the completion of the Business Combination and all aspects of the transaction as contemplated and presented, the value of the consolidated company, affiliate shares and non-affiliate shares is approximately equal to or greater than the value of the Company and its common equity shares currently, and prior to the Business Combination or any reorganization.

a.

Shares Outstanding. It has been expressed by management that an aggregate of approximately 8,139,669 shares shall be issued and outstanding as a result of the Business Combination and preceding the subsequent reorganization of common equity, as consideration .

b.

Affiliate Shareholders. It has been expressed by management that an aggregate of approximately 7,400,000 common equity shares and 1,025,000 Series A Voting Convertible Preferred shares will be issued in consideration of JMIH and other assets, and held by affiliates, as a result of the Business Combination and preceding the subsequent reorganization of equity shares, or approximately 91% of total.

c.

Non-Affiliate Shareholders. It has been expressed by management that an aggregate of approximately 739,669, will be held by affiliates as a result of the Business Combination and subsequent reorganization of common equity, or 9.1% of total. Such number has been derived by dividing the current non-affiliate share total by the contemplated 12:1 reduction factor.

13.	Comparable Company Operating Results ($millions, except shares outstanding)

Name	Price	Shares Out	FY06 Sales	FY06 EBITDA	EBITDA Margin	FY06 Net Income	Net Margin
Tiffany & Co.	$49.26	136,739,900	$2,648.32	$415.44	15.69%	$253.93	9.59%
Fossil, Inc.	$30.16	67,458,640	$1,040.47	$109.39	10.51%	$78.06	7.50%
Movado Group, Inc.	$32.92	25,915,620	$470.94	$49.05	10.42%	$26.62	5.65%
Blue Nile, Inc.	$58.42	15,723,180	$251.59	$16.56	6.58%	$13.06	5.19%
LJ International, Inc.	$11.20	18,924,870	$94.61	$7.04	7.44%	$3.44	3.64%
House of Taylor Jewelry Inc.	$1.20	40,338,790	$5.61	N/A	N/A	N/A	N/A
Charles & Colvard, Ltd.	$4.15	18,041,500	$40.71	$9.43	23.16%	$6.11	15.01%
Swank, Inc.	$10.00	6,074,700	$97.91	$4.91	5.01%	$3.61	3.69%
Lazare Kaplan Intern'l	$8.70	8,197,630	$528.04	$0.77	0.15%	$1.53	0.29%
Mean	$22.89	37,490,537	$575.36	$67.58	9.87%	$48.30	6.32%
Diamond Information Inst.	$3.81	8,139,669	$2.12	$0.19	9.13%	$0.10	4.92%

14.	Comparable Company Performance (Compound Annual) ($millions, except shares outstanding)

Name	Price	Mkt Capital	3-yr Rev Gr	3-Yr GP Gr	3-Yr OI Gr	3-Yr NI Gr
Tiffany & Co.	$49.26	$6,736	6.30%	6.24%	12.15%	-5.85%
Fossil, Inc.	$30.16	$2,035	10.03%	10.09%	-0.11%	4.54%
Movado Group, Inc.	$32.92	$853	12.56%	12.65%	12.14%	5.22%
Blue Nile, Inc.	$58.42	$919	14.13%	10.61%	3.68%	9.34%
LJ International, Inc.	$11.20	$212	17.60%	18.45%	25.48%	53.03%
House of Taylor Jewelry Inc.	$1.20	$48	N/A	N/A	N/A	N/A
Charles & Colvard, Ltd.	$4.15	$75	30.46%	39.61%	76.12%	94.81%
Swank, Inc.	$10.00	$61	1.61%	8.89%	N/A	N/A
Lazare Kaplan Intern'l	$8.70	$71	30.83%	4.52%	N/A	N/A
Mean	$22.89	$1,223	15.44%	13.88%	21.58%	26.85%

15.	Comparable Company Valuation ($millions, except shares outstanding)

Name	Price	Mkt Capital	P/Sales	P/EBITDA	P/E	Eq Bk Value	P/Bk
Tiffany & Co.	$49.26	$6,735.81	2.54	16.21	26.53	$1,804.89	3.73
Fossil, Inc.	$30.16	$2,034.55	1.96	18.60	26.06	$526.15	3.87
Movado Group, Inc.	$32.92	$853.14	1.81	17.39	32.05	$321.68	2.65
Blue Nile, Inc.	$58.42	$918.55	3.65	55.47	70.33	$47.30	19.42
LJ International, Inc.	$11.20	$211.96	2.24	30.11	61.62	$45.01	4.71
House of Taylor Jewelry Inc.	$1.20	$48.41	8.63	0.00	0.00	$9.68	5.00
Charles & Colvard, Ltd.	$4.15	$74.87	1.84	7.94	12.25	$59.28	1.26
Swank, Inc.	$10.00	$60.75	0.62	12.37	16.83	$8.06	7.54
Lazare Kaplan Intern'l	$8.70	$71.32	0.14	92.62	46.61	$95.80	0.74
Mean	$22.89	$1,223.26	2.60	31.34	36.54	$324.21	5.44
Diamond Intl. Consolidated	$3.81	$31.05	14.62	19.67	36.54	$0.84	36.97

16.	Summary of Forecast & Discounted Cash Flow Analysis (DCFA)

	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011
Revenue	$12,744,048	$25,488,096	$38,232,144	$53,525,002	$69,582,502
Gross Profit	$9,035,516	$3,186,012	$9,467,456	$13,634,998	$17,450,635
EBITDA	$3,614,206	$1,274,405	$5,644,241	$8,855,980	$10,760,010
Net Income	$2,952,705	$1,123,032	$4,973,821	$7,804,071	$9,488,521
FCF	$2,230,208	$4,460,417	$6,690,625	$9,366,875	$12,176,938
Total $ Return	$34,925,064
NPV	$29,054,481
NPV / Sh (Diluted)	$3.57
IRR	5.14%

17.	Affiliate and Non-Affiliate Valuation Summary ($millions, except shares outstanding)

	Price	Shares Outstanding	Market Value ($MM)
Current Market Value	$3.81	8,139,669	$31.052
Current Market Valuation Ranges:
Value at Industry Mean	$3.81	8,139,669	$31.052
Value at NPV	$3.57	8,139,669	$29.054
Book Value Basis	$1.28	8,139,669	$10.438

Affiliate Share Value @ CMV	$3.81	7,400,000	$28.230
Affiliate Valuation Ranges:
Affiliate Value @ Industry Mean	$3.81	7,400,000	$28.230
Affiliate Value @ NPV	$3.57	7,400,000	$26.414
Book-Basis Affiliate Value	$1.28	7,400,000	$9.489

Non-Affiliate Share Value @ CMV	$3.81	739,669	$2.822
Non-Affiliate Valuation Ranges:
Non-Affiliate Val @ Industry Mean	$3.81	739,669	$2.822
Non-Affiliate Val @ NPV	$3.57	739,669	$2.640
Book-Basis Non-Affiliate Value	$1.28	739,669	$0.948

18.

Side-by-Side ProForma Valuation ($millions, except shares outstanding)

	DII Terminal Value Range($MM)	JMI Terminal Value Range($MM)	+ / - ($MM)
Current Market Value	$31.052	$1.962	$29.09
Current Market Valuation Ranges:
Value at Industry Mean	$31.052	$3.140	$27.91
Value at NPV	$29.054	$1.490	$27.56
Book Value Basis Value	$10.438	$2.264	$8.17

Affiliate Share Value @ CMV	$28.230	$1.039	$27.19
Affiliate Valuation Ranges:
Affiliate Share Value @ Industry Mean	$28.230	$1.662	$26.57
Affiliate Share Value @ NPV	$26.414	$0.789	$25.63
Book Basis Affiliate Value	$9.489	$1.199	$8.29

Non-Affiliate Share Value @ CMV	$2.822	$0.923	$1.90
Non-Affiliate Valuation Ranges:
Non-Affiliate Share Value @ Industry Mean	$2.822	$1.477	$1.34
Non-Affiliate Share Value @ NPV	$2.640	$0.701	$1.94
Book Basis Non-Affiliate Value	$0.948	$1.065	-$0.12

Summary Review & Evaluation

ManageSource has reviewed and analyzed the Business Combination as presented by management of both Parties and concluded that, based upon the information provided and inclusive of management’s representations and assumptions, the Business Combination is fair to non-affiliate investors for the following reasons:

1.

The Fine Jewelry industry, as demonstrated by public comparables, is a significantly higher margin business that is currently growing at double digit rates, and is expected to continue growing at similar rates. The boat building and manufacturing industry by comparison, has been experiencing rapidly advancing cost of materials and declining sales, which management and industry sources expect to continue for the foreseeable future.

2.

The Fine Jewelry industry, as demonstrated by Retail Historical sales results, is extremely more resilient and consistent than the Recreational Boat Industry. Retail jewelry sales have advance in each of the past fifteen years, except for 1987 and 2001, at a compound annual rate of 4.65%. In contrast, the Recreational Boatbuilding and Manufacturing industry experiences regular cycles of expansion and contraction and current industry public comparables, such as Brunswick and Genmar have recently reported declines in boat sales of 12.3% and 8.3%, respectively.

3.

The total market valuation of Jupiter is currently approximately $1.96MM, or equivalent to Jupiter’s current market value at the recent closing price of $0.104 cents. The total market valuation of Diamond is projected to be $31.05MM, utilizing similar methods to derive such market value and potential equity values, as supported by current comparable public company results.

4.

In spite of a significant factor of dilution due to the anticipated 12:1 reverse split of common equity shares, the significant increase in potential market value and market capitalization could enhance the total non-affiliate common equity value between 90% and 300% of its current total value. Given the expectation for continued growth, coupled with significantly more favorable multiples and operating margins, it is deemed reasonable to expect that valuation post-Business Combination will be at top of the valuation ranges, or possibly more. A number of public comparables, such as House of Taylor Jewelry, Inc., demonstrate the potential for significantly higher market valuation at similar revenue rates and similar capital stock levels.

Disclosure

The National Association of Securities Dealers (“NASD”) has recently proposed a standardized list of disclosures for Opinion Agents such as ManageSource, regarding its relationship to the Parties in the rendering of this opinion.

Although not finalized or accepted by the Securities Exchange Commission (“SEC”), and therefore subject to amendment, proposed Rule 2290 recommends, and ManageSource has adopted, the following list of disclosures pertaining to this opinion:

6.	ManageSource has NOT acted as a financial advisor with respect to the Business Combination contemplated between the Parties.

7.

ManageSource’s compensation is NOT contingent on the successful completion of any transaction between the Parties, either for: (i) rendering the Fairness Opinion; (ii) serving as an advisor in regards to the transaction; or, (iii) any other reason.

8.	ManageSource has NOT during the preceding two (2) years had any material relationship with either of the Parties.

9.

Information supplied by the Parties was utilized to form a substantial portion of the bases of the Fairness Opinion. ManageSource has effected an on-site visit and meetings with management of both Parties and has attempted to verify information provided by the Parties to the best of its ability, but makes no guarantees, either expressed or implied, regarding the completeness or accuracy of any information utilized.

10.

This opinion was neither approved nor disapproved by a Fairness Committee. ManageSource utilizes economic and other evaluation deemed to be reliable and accurate. Final opinions are subject to the views and quantitative analysis of the individual(s) responsible for preparing and rendering such opinions. No guarantees are expressed or implied.

ManageSource Research, Inc.

8251 Blackburn Avenue, Suite 4

Los Angeles, CA 90048

Ph. 310 | 300.8485

F. 323 | 852.7157

Web: Http://www.managesource.com

Email: corporate@managesource.com

APPENDIX E

FLORIDA STATUTES

607.1301  Appraisal rights; definitions.--The following definitions apply to ss. 607.1302-607.1333:

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

607.1302  Right of shareholders to appraisal.--

(1)  A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a)  Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

(b)  Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c)  Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d)  Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e)  With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1.  Altering or abolishing any preemptive rights attached to any of his or her shares;

2.  Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;
3.  Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his

Appendix E - FL Dissenters Rights.htm

or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4.  Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5.  Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6.  Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7.  Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2)  Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a)  Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1.  Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2.  Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b)  The applicability of paragraph (a) shall be determined as of:

1.  The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2.  If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a.  Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b.  Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a.  Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

2

b.  Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c.  In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e)  For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3)  Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4)  A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a)  Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b)  Was procured as a result of fraud or material misrepresentation.

607.1303  Assertion of rights by nominees and beneficial owners.--

(1)  A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2)  A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a)  Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b)  Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320  Notice of appraisal rights.--

(1)  If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

3

(2)  In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3)  If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321  Notice of intent to demand payment.--

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a)  Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b)  Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2)  A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322  Appraisal notice and form.--

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2)  The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a)  Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1.  The shareholder's name and address.

2.  The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3.  That the shareholder did not vote for the transaction.

4.  Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5.  If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b)  State:

1.  Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2.  A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3.  The corporation's estimate of the fair value of the shares.

4.  An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5.  That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6.  The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c)  Be accompanied by:

1.  Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's

4

appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2.  A copy of ss. 607.1301-607.1333.

607.1323  Perfection of rights; right to withdraw.--

(1)  A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2)  A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3)  A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324  Shareholder's acceptance of corporation's offer.--

(1)  If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2)  Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326  Procedure if shareholder is dissatisfied with offer.--

(1)  A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2)  A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

607.1330  Court action.--

(1)  If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2)  The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3)  All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4)  The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding

5

appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5)  Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6)  The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331  Court costs and counsel fees.--

(1)  The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2)  The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)  Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b)  Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3)  If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4)  To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332  Disposition of acquired shares.--Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333  Limitation on corporate payment.--

(1)  No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a)  Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b)  Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2)  The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

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APPENDIX F

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-KSB

☒	ANNUAL REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended July 29, 2006

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934. FOR THE TRANSITION PERIOD FROM _______________ TO _________________.

Commission file number 0-26617

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

(Name of Small Business Issuer in its Charter)

Florida 65-0794113

(State or Other Jurisdiction of (I.R.S. Employer

Incorporation or Organization) Identification No.)

3391 S. E. 14th Avenue, Port Everglades, FL 33316

(Address of Principal Executive Offices) (Zip Code)

(954) 523-8985

(Issuer's Telephone Number)

Securities registered under Section 12(b) of the Act:

Title of Each Class Name of Each Exchange on Which Registered

None

Securities registered under Section 12(g) of the Exchange Act:

Title of Each Class Name of Each Exchange on Which Registered

Common Stock

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act [	]

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [ X ] No [ ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [ X ]

State issuer's revenues for its most recent fiscal year. $15,150,389

State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days. ($0.18 on October 4, 2006) $1,352,326.

(APPLICABLE ONLY TO CORPORATE REGISTRANTS)

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: October 20, 2006: 18,863,861 Shares of Common Stock.

DOCUMENTS INCORPORATED BY REFERENCE

- None -

Transitional Small Business Disclosure Format (Check One).	Yes [	]	No [ X ]

Appendix F - Jupiter 10-KSB.htm

Table of Contents

Page

Item 1.	Description of Business

Item 2.	Description of Property

Item 3.	Legal Proceedings

Item 4	Submission of Matters to a Vote of Security Holders

PART II

Item 5.	Market for Common Equity, Related Stockholder Matters
and Small Business Issuer Purchases of Equity Securities

Item 6.	Management's Discussion and Analysis or Plan of Operation

Item 7.	Financial Statements

Item 8.	Changes in and Disagreements With Accountants
on Accounting and Financial Disclosure

Item 8A.	Controls and Procedures

Item 8B.	Other Information

PART III

Item 9.	Directors, Executive Officers, Promoters and Control Persons;
Compliance with Section 16(a) of the Exchange Act

Item 10.	Executive Compensation

Item 11.	Security Ownership of Certain Beneficial
Owners and Management and Related Stockholder Matters

Item 12.	Certain Relationships and Related Transactions

Item 13.	Exhibits

Item 14.	Principal Accountant Fees and Services

Appendix F - Jupiter 10-KSB.htm

PART I

ITEM 1.	DESCRIPTION OF BUSINESS

Business

Jupiter Marine International Holdings, Inc. (JMIH), a Florida corporation, was incorporated on May 19, 1998. On May 26, 1998, JMIH acquired all of the outstanding shares of common stock of Jupiter Marine International, Inc. (JMI), a boat manufacturing company, which was incorporated under the laws of the State of Florida on November 7, 1997. JMIH and JMI will sometimes be collectively referred to as the "Company". The Company’s principal offices and manufacturing facilities are located in Fort Lauderdale, Florida. The Company’s web site address is www.jupitermarine.com.

The Company designs, manufactures and markets a diverse mix of high quality sport fishing boats under the Jupiter name. The product line currently consists of five models:

29’ Forward Seating Center Console

31’ Open Center Console

31’ Cuddy Cabin

31’ Forward Seating Center Console

38’ Forward Seating Center Console

Products

The list prices for the Jupiter 38’ model range from $223,850 to $269,540. The Jupiter 31 models range from $156,340 to $162,350 and the Jupiter 29 ranges from $139,990 to $144,140. Optional equipment specified by the customer is additional. The Company provides each boat purchaser with a limited lifetime hull structure warranty and a 12-month warranty on any other part manufactured by the Company.

38’ Forward Seating Center Console

The 38’ has been developed to satisfy boaters who require a larger vessel which incorporates the performance features, and comforts of the 31’. The Eurostyle motor well is designed to accommodate either twin or triple outboard installations. The wide beam, centerline fuel tanks and ample freeboard aft make this an extremely stable boat.

31' Open Center Console

The 31' Open Center Console is designed for the more serious fisherman and provides more open angling space and fuel capacity than our other models. Fishing amenities include optional dual station tower, dual livewells and twin-oversized fishboxes. This model includes a private stand up compartment with 6'2" headroom containing a vanity with sink and shower and room for optional marine head.

Appendix F - Jupiter 10-KSB.htm

31’ Cuddy Cabin Center Console

The 31’ Cuddy Cabin fits the perfect balance between fish and fashion. The 31’ Cuddy is designed with the family fisherman in mind. The spacious forward cabin has room for get-away weekends or overnighting. Topside, there is ample room for fishing and generous seating areas for cruising. A fishbox, baitwell, rod holders and rod storage are standard, as is the large stand-up console with room for an optional marine head.

31’ Forward Seating Center Console

The 31’ Forward Seating model is designed for serious anglers who also need the additional seating for family and friends when cruising or entertaining. The U-shaped, cushioned forward area provides comfortable seating for six adults and is roomy enough for lounging and sunbathing.

29’ Forward Seating Center Console

The 29’ Forward Seating model is a completely new design, conceived by the Jupiter staff and designed with the assistance of renowned naval architect Donald Blount. The 29’ was developed for those boaters who desire the performance, features and comforts for which Jupiter’s are known in a midsize package. Powered by twin 250 horsepower outboards, the 29’ caters to the ardent fisherman with standard items such as walk-through transom door, rod storage lockers and fishboxes. The standard rocket launcher/tackle center features a 45-gallon stand up livewell, fresh water sink and shower, tackle storage, cushions and footrest. There is ample room in the in the step-down center console for a marine toilet.

Manufacturing

Facilities

The Company’s manufacturing plants are set up with full-length assembly lines. Each line operates at a rate that is determined by sales demand. It is Management's intent that each assembly line run at a consistent line rate so that the workstations become repetitive and components can be assembled in quantity at a most efficient rate. A line rate can generally be increased or decreased by simply adding or subtracting workers and material on the line. Construction of a Jupiter outboard model, depending on size, takes approximately four to six weeks to complete.

The Company built 83 boats at its Ft. Lauderdale facility during fiscal year 2006, which was approximately full capacity. The Company added additional manufacturing capacity when it opened its Palmetto manufacturing facility in February 2006. Ten boats were built at this facility from February 2006 through July 29, 2006. When this facility becomes fully operational it will have the capacity to build in excess of 100 boats per year. Additional manpower, equipment and tooling is required. Management believes the Palmetto facility will be fully operational by October 2007.

Appendix F - Jupiter 10-KSB.htm	2

Production

The first phase of manufacturing involves creating the hulls and decks of the boats. This is accomplished by the hand "laying-up" (taking sheets of fiberglass material and laying them in place along the bottom and up the hull of a mold) of high quality resins and fiberglass material over a foam core in the molds. Fiberglass is a fabric type material that is made of fiberglass strands and distributed in rolls, much the same as cotton fabrics. There are many types and styles of fiberglass cloth, the most common being bi-directional, which means the structural strands of material are woven in two directions normally at right angles to each other. Tri-directional fiberglass is basically the same material as bi-directional fiberglass with the difference being that the structural strands of fiberglass are woven or knitted in three different directions in a variety of combinations. This procedure and components combine to create a composite structure with strong outer and inner skins with a thicker, lighter core in between. The laying-up of fiberglass by hand, rather than using chopped fiberglass and mechanical applicators, results in a more uniform consistency and superior strength and appearance.

During the second phase of manufacturing, the fuel tanks and inner liner (or deck), which is made of the same material as the hull, are installed in the hull. Decks are bonded to the hulls using bonding agents, screws and fiberglass to achieve a strong, unitized construction.

The third phase involves installing the console, wiring, electrical components, various accessories and engines. The final segment involves installing custom accessories, upholstery, seating, electronics and navigational aids.

Design

The Company’s deep-v hulls are specifically designed to perform at high speeds in offshore sea conditions, while providing their passengers a smooth, comfortable and dry ride. There is no lean or cavitation (vibration and inefficiencies caused by boat propeller slippage occurring when a boat propeller does not have solid contact with the water) in a turn.

Performance characteristics result from the "posi-stern" hull design, developed by JMI, which reduces drag, planes faster, turns sharper, and increases fuel economy. This hull design, combined with stern lifting strakes, creates a variable dynamic lift that provides a level, stable, and soft ride.

The additional increase in stern lift balances the hull on its lines and allows the boat to raise on plane very quickly without a loss of visibility from the helm. The resulting running angle allows the bow to cut through the water at a sharper angle, which results in deflecting spray out, not up and for a softer and drier ride that reduces pounding or hopping commonly associated with boats.

Design and tooling for new boat models and improvements to existing models is an integral part of the Company’s business and will be ongoing. Time involved will be

Appendix F - Jupiter 10-KSB.htm	3

dependent on the magnitude of the project and could range from three to twelve months. The anticipated cost in planning and designing a new boat is approximately $500,000. It is anticipated that the costs of these projects will be funded with additional financing as well as from cash flows from operations.

JMI Sales and Marketing

JMI's marketing efforts continues to focus on Carl Herndon's name and reputation in the boat manufacturing industry. Mr. Herndon has over 30 years of marine experience. His background includes building high quality boats ranging in length from 16' up to 80' in length and serving as the chief executive officer of Blackfin Yacht Corporation and Bertram Yachts, two highly regarded companies within the marine industry. In addition to his boat building expertise, Herndon has served as the President of the Marine Industries Association of South Florida, was appointed to the Boating Advisory Council by Florida’s Governor, has served on numerous committees for the National Marine Manufacturers Association, and has lobbied in Washington, DC on behalf of the marine industry.

JMI markets its product lines in nationally circulated magazines and trade publications including Boating Magazine, Sports Fishing, Florida Sportsman, Motor Boating and Saltwater Sportsman. JMI intends to attend most major boat shows and exhibitions within its market area, as well as sponsoring boats in selected fishing tournaments.

The marketing of boats to retail customers is the direct responsibility of authorized dealers, whose efforts are supplemented by the Company through advertising in boating magazines and participation in boat shows. The Company‘s dealers are located in the United States along the East Coast and Gulf of Mexico. These dealers are not exclusive to the Company and may carry the boats of other companies. The Company uses discretion in locating new dealers in an effort to protect the interests of the existing dealers. The Company normally does not manufacture boats for inventory. Most boats are pre-sold to a dealer when entering the production line. The Company currently has agreements with 10 boat dealers. The Company is in the process of seeking additional qualified boat retailers to act as dealers.

The Company sells all of its boats through retail dealers with payment due at time of delivery. However, approximately 52% of Company shipments are made pursuant to commercial dealer floor plan financing programs. Under these arrangements, a dealer establishes lines of credit with one or more, Company approved third-party lenders for the purchase of inventory. When a dealer purchases a boat pursuant to a floor plan arrangement, it draws against its line of credit and the lender pays the invoice cost of the boat directly to the Company usually within five days.

The Company has agreed to repurchase boats with unencumbered titles from an approved third-party lender, which have been repossessed from a dealer and returned to the Company in new or like new condition. Since its inception and through July 29, 2006, the Company has not been required to repurchase any boats. However, the

Appendix F - Jupiter 10-KSB.htm	4

Company is contingently liable for approximately $1,938,532 under terms of these agreements as of July 29, 2006. Except as noted above, the Company has no other obligation to repurchase boats from its dealers.

Competition

The market for sport fishing boats is extremely competitive. The Jupiter line competes directly with many other manufacturers in its market segment including but not limited to: Intrepid Powerboats, Inc., Contender Boats, Inc., Grady-White Boats, Pursuit (a Division of S2 Yachts), and Regulator.

Employees

Gevity HR (Gevity) has been engaged by JMIH to provide all personnel and human resource management services. The Company employs approximately 73 full-time personnel at its Ft. Lauderdale facility, including 12 administrative and executive personnel and 47 at its Palmetto facility, including 2 administrative and executive personnel. The agreement with Gevity may be terminated upon 30 days written notice. Management believes its relationship with its employees is good and does not foresee any difficulties in hiring additional employees.

ITEM 2.	DESCRIPTION OF PROPERTY

The Company leases a 32,140 square foot facility located at 3391 S.E. 14th Avenue, Fort Lauderdale, Florida for its Ft. Lauderdale boat manufacturing operation and executive offices. The Company leases the facility from Carl Herndon, the Company's President and Chief Executive Officer. The lease was renewed on July 31, 2006 for an additional three years or through July 2009. The renewed lease requires the Company to pay initial monthly lease payments of $18,356.44 per month plus applicable real estate and sales taxes. The lease payments are subject to a 5% annual increase.

Three additional buildings of 6,250, 3,240 and 5,000 square feet, which are located adjacent to the Fort Lauderdale manufacturing facility, are leased from an independent lessor. The monthly rent for these buildings is $4,194, $2,542 and $3,276. Two of theses leases expire on July 31, 2008. The other lease expires on September 30, 2008.

On December 6, 2005, the Company entered into a lease with Carl Herndon, the Company’s President and Chief Executive Officer for its Palmetto boat manufacturing facility located at 1103 12th Avenue East, Palmetto, Florida 34221 consisting of three buildings totaling 53,648 square feet. The term of the lease is for five years with three additional renewal periods of five years each. Landlord may terminate the lease prior to the commencement of any renewal periods. The lease requires the Company to pay initial monthly lease payments of $30,700.00 per month plus applicable real estate and sales taxes. The lease payments are subject to a 5% annual increase. The Company has a “right of first refusal” to purchase the facility in the event the facility is sold during the term of the agreement.

Appendix F - Jupiter 10-KSB.htm	5

ITEM 3.	LEGAL PROCEEDINGS

There are no significant material legal proceedings filed, or to the Company's knowledge, threatened against the Company.

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

PART II

ITEM 5.	MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market for Common Equity

Effective July 28, 2004, the Company’s common stock is quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol “JMIH”. The following table sets forth the high and low bid quotations for the Company’s common stock as traded on the OTCBB for the calendar year periods indicated. The Company’s common stock is thinly traded. On October 4, 2006 the closing bid price of the Company’s common stock was $.18. Quotations, as supplied by the OTCBB, reflect prices between dealers, do not include retail mark-ups, markdowns, commissions and may not necessarily represent actual transactions.

Calendar Period	High	Low

Quarter ended September 30, 2004	$.35	$.14
Quarter ended December 31, 2004	$.36	$.28
Quarter ended March 31, 2005	$.43	$.27
Quarter ended June 30, 2005	$.33	$.25
Quarter ended September 30, 2005	$.32	$.26
Quarter ended December 31, 2005	$.225	$.225
Quarter ended March 31, 2006	$.29	$.29
Quarter ended June 30, 2006	$.24	$.24
Quarter ended September 30, 2006	$.205	$.17

As of the date of this report there are approximately 100 holders of record of the Company’s common stock.

The Company has never paid cash dividends on its common stock. The Company presently intends to retain future earnings, if any, to finance the expansion of its business and does not anticipate that any cash dividends will be paid in the foreseeable future. The future dividend policy will depend on the Company's earnings, capital requirements, expansion plans, financial condition and other relevant factors. The Company has paid stock dividends on shares of its preferred stock of which no shares of preferred stock are currently outstanding.

Appendix F - Jupiter 10-KSB.htm	6

Securities Authorized for Issuance Under Equity Compensation Plans

The table below provides information as of July 29, 2006, pertaining to all compensation plans under which equity securities of the Company are authorized for issuance: All outstanding options were issued under the Company’s 2004 Management and Director Equity Incentive and Compensation Plan, which is summarized within the notes to the Company’s financial statements contained herein.

Number of securities
Number of securities	remaining available for
to be issued upon	Weighted-average	future issuance under
exercise of	exercise price of	equity compensation
outstanding options,	outstanding options,	plans (excluding securities
warrants and rights	warrants and rights	reflected in column (a))
(a)	(b)	(c)

Equity compensation plans

approved by security holders	3,300,000	$.25	1,800,000

Equity compensation plans not

approved by security holders	---	----	None

Total	3,300,000

Related Stockholder Matters

Information relating to all equity securities of the Company sold by the Company during fiscal year ended July 29, 2006 has been previously reported under Form 10-QSB and Form 8-K filed during the period covered by this report.

ITEM 6.	MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

General

Management’s discussion and analysis contains various “forward-looking statements” within the meaning of the Securities and Exchange Act of 1934. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may”, “expect”, “anticipate”, “estimate” or “continue” or use of negative or other variations or comparable terminology.

Management cautions that these statements are further qualified by important factors that could cause actual results to differ materially from those contained in the forward-looking statements, that these forward-looking statements are necessarily speculative, and there are certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements.

Appendix F - Jupiter 10-KSB.htm	7

Plan of Operations

The Company plans to grow the business by the addition of new features on present models and the introduction of new models. The Company would consider an acquisition candidate if their products would complement those offered by the Company and the result would enhance the service level provided by the Company. There are no discussions with any potential candidates at this time, nor has the Company identified any acquisition candidates.

The effects of higher fuel prices, higher interest rates, increases in costs of other raw materials and lower consumer confidence may contribute to a slow down of the economy, which may temper our sales growth. While we have had limited success in controlling our operational expenses we continue to examine ways to reduce costs on a going-forward basis, as a public company we are constantly faced with increasing costs and expenses to comply with SEC reporting obligations. We may be required in fiscal 2007 to comply with the new annual internal control certification pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and the related SEC rules. We expect that these and other compliance costs of a public company will increase significantly. In addition, our stock has been historically been, and continues to be, relatively thinly traded, providing little liquidity for our shareholders. As result of the foregoing, we have, from time-to-time considered, and expect from time-to-time to continue to consider strategic alternatives to maximize shareholder value.

Results of Operations

Net Sales

The Company’s net sales for the fiscal year ended July 29, 2006 were $15,150,389 an increase of $3,687,154 (or 32.2%) as compared to $11,463,235 for the fiscal year ended July 30, 2005. The Palmetto facility contributed approximately $1,200,000 to this sales increase.

Dealer inventory at July 29, 2006 was slightly less than a two-month supply compared to about a one month supply at July 30, 2005. This increase is attributable to a slow down in retail sales. Order backlog was at approximately two months at July 29, 2006 compared to six months at July 30, 2005. Order backlog since July has continued to deteriorate to approximately one month. The marine industry has recently been experiencing a softening in sales with some major companies reporting production cuts. We continually monitor activity at our dealerships and will, if necessary, adjust production to consumer demand.

The average selling price per boat for fiscal year 2006 was approximately $164,000 compared to $128,000 during fiscal year 2005. 92 boats were sold during fiscal year 2006 as compared to 88 boats in fiscal year 2005. The introduction of the new 38’ in to the product line contributed to the average selling price increase as well as the overall sales increase.

Appendix F - Jupiter 10-KSB.htm	8

The Company has been able to offset increased cost of materials by, among other things, raising selling prices without sacrificing unit sales. However, there can be no assurances that selling prices can continue to increase in the future without a unit sales drop off. Additionally, the effects of higher fuel prices and lower consumer confidence may contribute to a slow down of the economy, which may temper our sales growth trends.

Cost of Sales

Cost of sales for the year ended July 29, 2006 was $11,458,709 resulting in $3,691,680 of gross profit or 24.4% of net sales. For last fiscal year ended July 30, 2005 cost of sales was $8,594,446 and gross profit was $2,868,789 or 25.0% of net sales. The increase in cost of sales is directly attributable to the increase in net sales. Inefficiencies, primarily labor, associated with the Palmetto operation negatively impacted gross margin by approximately 1.8%.

While there has been an increase in the cost of raw materials such as petroleum based resin, the Company has partially offset the increase with (1) selling price increases, (2) seeking out less expensive alternative materials and raw material sources without sacrificing quality, (3) improved manufacturing efficiencies, and (4) better utilization of overhead. Although the Company has been able to offset some of the increased cost of raw materials in the past, there can be no assurance that the Company will be able to do so in the future.

Operating Expenses

Selling and marketing expenses were $511,706 or 3.4% of net sales, for the fiscal year ended July 29, 2006 compared to $485,820 or 4.2% of net sales for the fiscal year ended July 30, 2005, an increase of $25,886. The Company was present at the same boat shows in fiscal year 2006 as it was in fiscal year 2005 however expenses were down by approximately $27,000. Advertising expenditures increased by approximately $14,000. Salaries increased by approximately $34,000 due to normal yearly increases, new employees hired for the Palmetto facility, the addition of a new customer service representative and not accruing bonuses for fiscal year 2006. The Company also added a vice president of engineering and an inventory control special during the year. Travel and related expenses were approximately the same.

General and administrative expenses were $ 1,883,715 or 12.4% of net sales, for the fiscal year ended July 29, 2006 compared to $1,423,899 or 12.4% of net sales, for the fiscal year ended July 30, 2005, an increase of $ 459,816. During the fourth quarter of fiscal year 2006 the Company adopted the provision of Financial Accounting Standards No. 123 (SFAS No. 123R), Share-Based Payment. As a result of adopting this accounting pronouncement the Company recorded $118,813 of compensation costs from employee stock options that vested in fiscal year 2006. In conjunction with new employment agreements the Company issued its chief executive officer and chief financial officer 500,000 shares and 300,000 shares respectively of its shares of common stock. Additionally the Company issued 200,000 shares of its common stock

Appendix F - Jupiter 10-KSB.htm	9

to its outside director. These transactions were recorded as an administrative expense in the amount of $190,000. No management incentive bonuses were accrued for fiscal year 2006. Employee benefit expenses, primarily health insurance, and general insurance were up compared to last fiscal year by approximately $50,000 and $76,000 respectively, due to standard rate increases.

The Company incurred approximately $475,276 in cost related to the start up of the Palmetto facility prior to commencing production.

Other Income (Expense)

Interest expense for fiscal year 2006 was $70,645 compared to $66,763 for fiscal year 2005.

During the year ended July 29, 2006, Company issued its chief executive officer an aggregate of 562,219 shares of its common stock in consideration of its chief executive officer providing personnel guarantees for the Company. Such guarantees were required to secure lines of credit up to $950,000. Additionally, the Company issued its chief executive officer 270,073 shares of common stock and issued its chief financial officer 90,012 shares of common stock in consideration for extending the secured promissory note through February 28, 2008. These transactions were recorded as an Other Expense – Loan Guarantee at $159,552.

The Company decided during fiscal year 2006 that it would no longer manufacture its 27’ Forward Seating model and also discontinued the use of other small part molds. As a result a provision for loss on disposition of assets in the amount of $78,844 was recorded. A gain of $35,000 was recorded from the sale of Phoenix boat molds previously written off.

Liquidity and Capital Resources

At July 29, 2006, the Company had cash and cash equivalents of $315,235 and working capital of $1,339,465.

The Company increased its $500,000 revolving line of credit with a financial institution to $750,000 and extended it through February 28, 2007. The note on the line of credit bears interest at the financial institution’s index rate plus 1.5% (9.75% at July 29, 2006). The note is collateralized by all of the Company’s assets and is personally guaranteed by Carl Herndon, president of the Company.

Net cash provided by operating activities was $985,135 for fiscal 2006 and $455,330 for fiscal year 2005.

Inventory levels at July 29, 2006 were $2,775,674 an increase of $1,331,937 compared to July 30, 2005. This increase is primarily due to starting up the production line at the new Palmetto facility and more outboard engines on hand. This increase in inventory was offset by a $1,017,799 increase in accounts payable.

Appendix F - Jupiter 10-KSB.htm	10

During February 2002, the Company negotiated a $150,000 revolving line of credit with a financial institution for the purchase of outboard engines. The note on the line of credit was subsequently extended through February 1, 2007 and increased to $200,000. The note is personally guaranteed by Carl Herndon, president of the Company.

Property and equipment purchases for fiscal year 2006 amounted to $ 1,303,694. Expenditures for new boat molds was approximately $640,000 and equipment purchases related to the new Palmetto facility were approximately $600,000 during fiscal year 2006. Approximately $250,000 will be needed to complete the initial Palmetto build-out.

The Company anticipates that cash generated from operations and the availability under the Company’s credit line should be sufficient to satisfy the Company’s contemplated cash requirements for its current operations for at least the next twelve months. The Company does not anticipate any significant purchases of equipment during fiscal year 2007 except as noted above.

Some of the Company’s dealers use third party financing for the purchase of their boats. These third party financing companies pay within five business days of shipment. At July 29, 2006, accounts receivable was $ 175,992, an increase of $ 3,683 compared to July 30, 2005, as boats shipped at year-end were not yet paid by the financing company.

Pursuant to the Company’s development and operations plan for the Palmetto facility, certain of the Company’s administrative and operations personnel have been relocated from the Company’s Fort Lauderdale facility to the Palmetto facility. In order to facilitate the relocation of such personnel, the Company has provided interest free advances solely to cover the costs of such personnel to relocate. At July 29, 2006, $132,570 was outstanding for such advances.

During the year ended July 29, 2006, the Company increased the amount outstanding under the line of credit by $310,000.

During the year ended July 29, 2006, the Company had sales to a dealer representing 21% of fiscal year 2006 net sales, to another dealer representing 15% of fiscal year 2006 net sales and to three other dealers representing 12% each of fiscal year 2006 net sales. During the year ended July 29, 2005 the Company had sales to three dealers representing 28%, 17% and 13%.

The number and level of employees at July 29, 2006 should be adequate to fulfill the anticipated production schedule.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board, (“FASB”) issued FAS 157 (SFAS 157), Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting

Appendix F - Jupiter 10-KSB.htm	11

principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Earlier application is encouraged. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In July 2006, the FASB issued Interpretation No. 48 (FIN No. 48), Accounting for Uncertainty in Income Taxes. This interpretation requires recognition and measurement of uncertain income tax positions using a "more-likely-than-not" approach. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In March 2006, the FASB issued FAS 156 (SFAS No. 156), Accounting for Servicing of financial Assets – an amendment of FASB Statement No. 140. This standard clarifies when to separately account for servicing rights, requires servicing rights to be separately recognized initially at fair value, and provides the option of subsequently accounting for servicing rights at either fair value or under the amortization method. The standard is effective for fiscal years beginning after September 15, 2006 but can be adopted early as long as financial statements for the fiscal year in which early adoption is elected, including interim statements, have not yet been issued. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In February 2006, the FASB issued FAS 155 (SFAS No. 155), Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that would otherwise have to be accounted for separately. The new statement also requires companies to identify interests in securitized financial assets that are freestanding derivatives or contain embedded derivatives that would have to be accounted for separately, clarifies which interest-and principal-only strips are subject to Statement 133, and amend Statement 140 to revise the conditions of a qualifying special purpose entity due to the new requirement to identify whether interests in securitized financial assets are freestanding derivatives or contain embedded derivates. This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, but can be adopted early as long as financial statements for the fiscal year in which early adoption is elected, including interim statements, have not yet been issued. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In May 2005, the FASB issued FAS 154 (SFAS no. 154), Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3. This Statement provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting

Appendix F - Jupiter 10-KSB.htm	12

principle in the absence of explicit transition requirements specific to the newly adopted accounting principle. This Statement also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and for reporting a change when retrospective application is impracticable. The correction of an error in previously issued financial statements is not an accounting change. However, the reporting of an error correction involves adjustments to previously issued financial statements similar to those generally applicable to reporting an accounting change retrospectively. Therefore, the reporting of a correction of an error by restating previously issued financial statements is also addressed by this Statement. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In March 2005, the FASB issued Interpretation No. 47 (FIN No. 47), Accounting for Conditional Asset Retirement Obligations, and Interpretation of FASB Statement No. 143. This interpretation clarifies the timing for recording certain asset retirement obligations required by FASB Statement No. 143, Accounting for Asset Retirement Obligations. The provisions of FIN No. 47 are effective for years ending after December 15, 2005. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In December 2004, the FASB issued revised FAS No. 123 (SFAS No. 123R), Share-Based Payment. This standard eliminates the ability to account for share-based compensation transactions using the intrinsic value-based method under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and requires instead that such transactions be accounted for using a fair-value-based method. SFAS No. 123R is effective for financial statements issued for the first interim period beginning after December 15, 2005 for small business issuers. The adoption of this accounting pronouncement resulted in an expense of $118,813 for the fiscal year ended July 29, 2006.

In December 2004, the FASB issued FAS 153, Exchanges of Nonmonetary Assets. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The provisions of this Statement should be applied prospectively, and eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Nonmonetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

ITEM 7.	FINANCIAL STATEMENTS

See the financial statements listed in the accompanying index to the Financial Statements on Page F-1.

Appendix F - Jupiter 10-KSB.htm	13

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

ITEM 8A.	CONTROLS AND PROCEDURES

Evaluation of disclosure controls and procedures

As of the end of the period covered by this report, the Company carried out an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. This evaluation was done under the supervision and with the participation of the Company’s Principal Executive Officer and Principal Financial Officer. Based upon that evaluation, the Principal Executive Officer and Principal Financial Officer concluded that the Company’s disclosure controls and procedures are effective in gathering, analyzing and disclosing information needed to satisfy the Company’s disclosure obligations under the Exchange Act.

Changes in internal controls

There were no significant changes in the Company’s internal controls or in other factors that could significantly affect those controls since the most recent evaluation of such controls.

ITEM 8B.	OTHER INFORMATION

None.

PART III

ITEM 9.	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The following table sets forth the names, positions with JMIH and ages of the executive officers and directors of JMIH. Directors are elected at JMIH’S annual meeting of shareholders and serve for one year or until their successors are elected and qualify. Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board of Directors.

Appendix F - Jupiter 10-KSB.htm	14

Name	Age	Position Held
Carl Herndon, Sr.	67	Director, President and Chief Executive Officer
Lawrence S. Tierney	60	Director, Vice President and Chief Operating and Financial Officer and Secretary
Kerry Clemmons	61	Director, Audit Committee
Carl Herndon, Jr.	40	Vice President & General Manager Palmetto

Carl Herndon, Sr. - Mr. Herndon has been president, chief executive officer and a director of JMIH since its inception on May 19, 1998. Mr. Herndon has also served as president, chief executive officer and a director of JMI since May 15, 1998. Between 1973 and 1997, Mr. Herndon was president, chief executive officer, director and sole shareholder of Blackfin Yacht Corporation, a Fort Lauderdale, Florida based designer, manufacturer and seller of sport fishing boats. Between 1993 and 1995, Mr. Herndon was president and chief executive officer of Bertram Yacht Corporation in Miami, Florida. During Mr. Herndon's tenure as officer and director of Blackfin, Blackfin filed for Chapter 11 Bankruptcy Reorganization protection. The bankruptcy proceeding was subsequently converted to a Chapter 7 proceeding. Carl Herndon is the father of Carl Herndon, Jr., the vice president and general manager of the Palmetto facility.

Lawrence Tierney - On July 27, 2001, Mr. Tierney joined JMIH as vice president, chief financial officer and secretary. Mr. Tierney served JMIH as a director and consultant from January 1999 through his appointment as an executive officer and director. From April 1997 to July 2001, Mr. Tierney was the owner of Aamco Transmissions of Plant City, Florida. From March 1995 to March 1997, Mr. Tierney was chief financial officer of Mako Marine International, Inc., a manufacturer of high quality offshore fishing boats. From June of 1993 to March of 1995, Mr. Tierney served as chief financial officer of Chris Craft Boats, a wholly owned subsidiary of Outboard Marine Corporation (OMC) a full line manufacturer of power boats. From June 1991 to June 1993, Mr. Tierney held the position of chief operating officer of Chris Craft Boats. From August 1986 to June 1991, Mr. Tierney was senior vice president of finance for Chris Craft. Mr. Tierney is a certified public accountant.

Kerry Clemmons -- On February 2, 2004, Mr. Clemmons was elected to the Board of Directors. For ten years Mr. Clemmons has served the American Red Cross of Greater Miami and the Florida Keys in various capacities, including board member, chairman (1999-2001) and CEO (2002-2003). From 1999 through 2001 he was a consultant for Arthur Anderson in mergers and acquisitions. He also served as senior vice president of John Alden Financial Corporation from 1982 through 1990 and senior vice president of MasTec from 1998 through 1999. Mr. Clemmons holds a masters and doctorate degrees from Nova Southern University.

Carl Herndon Jr. – Mr. Herndon joined the Company in June 1998 as vice president of sales and currently serves as vice president and general manager of the Palmetto facility. He is the son of Carl Herndon and has spent his professional working career in the marine industry. He was employed by Blackfin Yacht Corporation from 1984 to 1997, initially working on the shop floor. During his tenure at Blackfin, he

Appendix F - Jupiter 10-KSB.htm	15

progressed through the ranks from laminator to plant manager and ultimately became chief operating officer. He also served as vice president of sales and was instrumental in doubling Blackfin’s dealer base resulting in record sales.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with for the period which this report relates.

Committees

The audit committee consists of Kerry Clemmons. Mr. Clemmons qualifies as an independent director and is considered a “financial expert” as defined under Item 401(e) of Regulation S-B.

The nominating committee consists of Carl Herndon and Lawrence Tierney.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s executive officers and directors. The Code of Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote: (i) honest and ethical conduct, including the ethical handling of actual or parent conflicts of interests between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

ITEM 10.	EXECUTIVE COMPENSATION

The following table sets forth information relating to the compensation paid by the Company during the last three fiscal years to: the Company's president and chief executive officer and each of the Company's executive officers who earned more than $100,000 during any fiscal year.

Appendix F - Jupiter 10-KSB.htm	16

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Under- Lying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen-sation ($)
Carl Herndon, Sr. CEO and President	2006	$244,307	---	---	---	1,000,000	---	(2)
	2005	$215,086	$41,350(1)	---	---	----	---
	2004	$181,576	$27,927(1)	---	---	250,000	---	---
Lawrence Tierney CFO & COO	2006	$150,808	---	---	---	500,000	---	(2)
	2005	$127,858	$20,675(1)	---	---	----	---	---
	2004	$104,223	$13,964(1)	---	---	200,000	---	---
Carl Herndon, Jr., Vice President	2006	$132,891	---	---	---	---	---	---
	2005	$113,693	$20,675(1)	---	---	200,000	---	---
	2004	$0 (3)	---	---	---	100,000	---	---

(1)	Bonus was paid in shares of common stock in lieu of cash.
(2)	Received shares of common stock as inducement for entering into new employment agreement dated March 31, 2006. See “Employment Agreements” below.
(3)	Mr. Herndon, Jr. took a temporary leave of absence during fiscal year 2004.

Stock Option and SAR Issuances

The table below provides a summary of individual grants of stock options and SARs made during the last fiscal year to each of the named officers included in the Summary Compensation Table.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

Name	Number of Shares of Common Stock Underlying Options	Percentage of Total Options Granted	Exercise Price	Expiration Date
Carl Herndon, Sr.	1,000,000	67%	$.32	3/30/11
Lawrence Tierney	500,000	33%	$.29	3/30/11

Appendix F - Jupiter 10-KSB.htm	17

Option Exercises and Holdings

The table below provides a summary of each exercise of stock options or SARs during the last fiscal year by each person named in the Summary Compensation Table and the unexercised options held as of the end of the fiscal year. The closing sale price of the Company’s Common Stock on July 29, 2006, as reported by the OTCBB was $0.22 per share. The value of unexercised in the money options is calculated by multiplying the difference between $0.22 and the option exercise price by the number of shares of Common Stock underlying the options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END

OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) Exercisable/ Unexercisable	Value Of Unexercised In-The-Money Options/SARs at Fiscal Year-End ($) Exercisable/ Unexercisable
Carl Herndon	----	----	250,000/ 1,000,000(1)	$17,500/-0-
Lawrence Tierney	----	----	200,000/ 500,000(2)	$16,000/-0-
Carl Herndon, Jr.	----	----	300,000/0(3)	$8,000/-0-

(1)

During fiscal year 2004 Mr. Herndon received options to purchase 250,000 shares of common stock exercisable at $.15 per share through May 6, 2009. During fiscal year 2006 Mr. Herndon received options to purchase 1,000,000 shares of common stock exercisable at $.32 per share through March 30, 2011.

(2)

During fiscal year 2004 Mr. Tierney received options to purchase 200,000 shares of common stock exercisable at $.14 per share through May 6, 2006. During fiscal year 2006 Mr. Tierney received options to purchase 500,000 shares of common stock exercisable at $.29 per share through March 30, 2011.

(3)

During fiscal year 2004 Mr. Herndon, Jr. received options to purchase 100,000 shares of common stock exercisable at $.14 per share through May 6, 2006. During fiscal year 2005 Mr. Herndon received options to purchase 200,000 shares of common stock at $.30 per share through January 13, 2010.

Compensation of Directors

Independent members of the Company’s Board of Directors receive $1,667 per month and are reimbursed for their expenses in attending Board meetings.

Employment Agreements

Carl Herndon, Sr., CEO. Effective March 31, 2006 the Company entered into a five-year executive employment agreement with Carl Herndon, Sr. In consideration for serving as president a chief executive officer, the Company will pay Mr. Herndon an initial base salary of $250,000. The base salary is subject to annual automatic incremental increases of the greater of the percentage increase in the consumer price index or 6% of the previous year’s base salary. In addition the Company issued Mr. Herndon incentive stock options under the Company’s 2004 Management and Director Equity Incentive Plan to purchase 1,000,000 shares of common stock, which are exercisable at $0.32 per share. The stock options vest in five equal installments over the initial term and are exercisable for a period of five years from vesting date. However,

Appendix F - Jupiter 10-KSB.htm	18

certain events, such as a change of control of the company, reverse merger, or sale of all of the Company’s assets, shall cause the options to vest immediately. Mr. Herndon is also entitled to a performance-based bonus and to participate in all Company benefit programs. As an additional inducement for Mr. Herndon entering into the employment agreement, the Company has issued Mr. Herndon 500,000 shares of common stock. Mr. Herndon has the right to purchase a boat each year at the Company’s manufacturing cost. The employment agreement includes non-compete and confidentiality provisions.

Lawrence Tierney, CFO. Effective March 31, 2006 the Company entered into a five-year executive employment agreement with Lawrence Tierney. In consideration for serving as chief financial officer and chief operation officer, the Company will pay Mr. Tierney an initial base salary of $175,000. The base salary is subject to annual automatic incremental increases of the greater of the percentage increase in the consumer price index or 6% of the previous year’s base salary. In addition the Company issued Mr. Tierney incentive stock options under the Company’s 2004 Management and Director Equity Incentive Plan to purchase 500,000 shares of common stock, which are exercisable at $0.29 per share. The stock options vest in five equal installments over the initial term and are exercisable for a period of five years from vesting date. However, certain events, such as a change of control of the company, reverse merger, or sale of all of the Company’s assets, shall cause the options to vest immediately. Mr. Tierney is also entitled to a performance-based bonus and to participate in all Company benefit programs. As an additional inducement for Mr. Tierney entering into the employment agreement, the Company has issued Mr. Tierney 300,000 shares of common stock. Mr. Tierney has the right to purchase a boat each year at the Company’s manufacturing cost. The employment agreement includes non-compete and confidentiality provisions.

Appendix F - Jupiter 10-KSB.htm	19

ITEM 11.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company's common stock beneficially owned on September 30, 2006 by: (1) each shareholder known by the Company to be the beneficial owner of five (5%) percent or more of the Company's outstanding common stock, (2) each of the Company's executive officers and directors, and (3) all executive officers and directors as a group. Unless otherwise disclosed, the address for the shareholders below is 3391 S.W. 14th Avenue, Fort Lauderdale, Florida 33316. On September 30, 2006, there were approximately 18,863,861 shares of common stock outstanding.

Number of Beneficially	Percentage of Outstanding
Name and Address	Owned Shares	Shares Beneficially Owned

Carl Herndon, Sr.	10,975,533(1)	52.9%

Lawrence Tierney	2,439,781(2)	12.5%

Carl Herndon, Jr.	827,481(3)	4.3%

Kerry Clemmons	475,000(4)	2.5%

Officers and Directors as a Group	14,717,795(1)(2)(3)(4)	66.3%

(4 persons)

________________

(1)    Includes (i) 250,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.15 per share expiring May 6, 2009, (ii) 1,000,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.32 per share expiring March 30, 2011, (iii) 1,291,725 of shares of common stock owned by Mr. Herndon’s immediate family members and (iv) 950,000 shares of common stock issuable upon the conversion of options held by Mr. Herndon’s immediate family members at an exercise price between $0.30 and $0.14 per share expiring between May 6, 2009 and January 13, 2010.

(2)    Includes (i) 220,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009, (ii) 500,000 shares of common stock issuable upon the exercise of options at an exercise price of $0.29 per share expiring March 30, 2011

(3)    Includes (i) 100,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009 and (ii) 200,000 shares of Common Stock issuable upon exercise of options at an exercise price of $0.30 per share expiring January 13, 2010.

(4)    Includes 150,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $0.14 per share expiring May 6, 2009.

Appendix F - Jupiter 10-KSB.htm	20

ITEM 12.	INTEREST OF MANAGEMENT AND OTHER CERTAIN TRANSACTIONS

Mr. Herndon personally owns the Company's manufacturing facility in Fort Lauderdale, Florida. On July 27, 2001, the Company entered into a new lease agreement with Mr. Herndon in which the Company leases the manufacturing facility for a period of five years. On July 27, 2006, the parties extended the term of the lease for an additional three years or until July 27, 2009. All of the other terms of the lease agreement remain in effect. The Company believes that the lease agreement between the Company and Mr. Herndon was consummated on terms no less favorable than with an unrelated party. On December 6, 2005, the Company entered into a lease with Carl Herndon, the Company’s President and Chief Executive Officer for its Palmetto boat manufacturing facility located at 1103 12th Avenue East, Palmetto, Florida 34221 consisting of three buildings totaling 53,648 square feet. The term of the lease is for five years with three additional renewal periods of five years each. Landlord may terminate the lease prior to the commencement of any renewal periods. The lease requires the Company to pay initial monthly lease payments of $30,700.00 per month plus applicable real estate and sales taxes. See “Item 2. Property”.

During November 2001, the Company negotiated a $250,000 revolving line of credit with a financial institution, which expired November 2002 and was then extended through January 2006 and increased to $500,000. The line of credit was subsequently extended to February 2007 and increased to $750,000.The note on the line of credit bears interest at the financial institution index rate plus 1.5% (9.75% at July 29, 2006). The note is collateralized by all of the Company’s assets and is personally guaranteed by Carl Herndon, president of the Company. In consideration for providing a personal guarantee on the renewed note, Mr. Herndon received 562,219 shares of common stock during fiscal year 2006. The Company believes the compensation paid to Mr. Herndon was on terms equal to, or better than, terms that could have been obtained from an independent third party.

During February 2002 the Company negotiated a $150,000 revolving line of credit with a financial institution for the purchase of outboard engines. The note on the line of credit was subsequently extended through February 1, 2007 and increased to $200,000. The note is personally guaranteed by Carl Herndon, president of the Company.

On November 21, 2002 Triton International Holdings, Inc. sold a $350,000 Secured Promissory Note issued by the Company in January 1998 to Carl Herndon and Lawrence Tierney. The Note, which was originally due on February 14, 2003, was sold by Triton to Messrs. Herndon and Tierney after the Company was unable to satisfy payment of the Note, despite seeking financing from unrelated third parties on the same or similar terms. In connection with the purchase of the Note, Herndon and Tierney extended the term of the Note through February 14, 2004 and subsequently agreed to extend to February 14, 2006 and then again to February 14, 2008. The Note is secured by a first mortgage on real estate owned by Mr. Herndon and leased to the Company.

Appendix F - Jupiter 10-KSB.htm	21

At July 29, 2006, the amount outstanding on the Note, including accrued interest, is $489,510.

On March 14, 2006, the Company issued to its chief executive officer and its chief financial officer 360,049 restricted shares of its common stock in consideration for these officers extending the due date of the Note payable to February 28, 2008.

During fiscal year ended July 30, 2005, Mr. Tierney purchased a boat from the Company at cost.

Pursuant to the Company’s development and operations plan for the Palmetto facility, certain of the Company’s administrative and operations personnel have been relocated from the Company’s Fort Lauderdale facility to the Palmetto facility. In order to facilitate the relocation of such personnel, the Company has provided interest free advances to cover the costs of such personnel to relocate. At July 29, 2006, $132,570 was outstanding. Such amount was due from a non executive employee who is related to the Company’s President.

Item 13.	Exhibits
Exhibit No.	Description
3.1	Articles of Incorporation(2)
3.2	Articles of Amendment(2)
10.1	Employment Agreement with Carl Herndon, Sr. dated March 31, 2006(5)
10.2	Employment Agreement with Carl Herndon, Jr. dated July 27, 2001(1)
10.3	Management Agreement with Triton Holdings International Corp.(2)
10.4	Secured Promissory Note with Triton Holdings International Corp.(2)
10.5	Port Everglades Lease Agreement with Herndon(1)
10.55	Addendum to Port Everglades Lease Agreement dated July 27, 2007(4)
10.6	Employment Agreement with Lawrence Tierney dated March 31, 2006(5)
10.7	Lease Agreement for Palmetto, Florida Facilities
14	Code of Ethics(3)
21	Subsidiaries(1)
31.1	Rule 13a-14(a)/15d-4(a) Certification Principal Executive Officer
31.2	Rule 13a-14(a)/15d-4(a) Certification Principal Financial Officer
32.1	Section 1350 Certification Principal Executive Officer
32.2	Section 1350 Certification Principal Financial Officer

(1)	Previously filed on Form 10-KSB for the fiscal year ended July 28, 2001.
(2)	Previously filed on Form 10-SB Registration Statement.
(3)	Previously filed on Form 10-KSB for the fiscal year ended July 29, 2006.
(4)	Previously filed on Form 8-K Current Report dated August 31, 2006
(5)	Previously filed on Form 8-K Current Report dated April 3, 2006.

Appendix F - Jupiter 10-KSB.htm	22

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees to Auditors Fiscal Year ended July 29, 2006.

Audit Fees: The aggregate fees, including expenses, billed by Spicer, Jeffries LLP for professional services rendered for the audit of the Company’s consolidated financial statements during the fiscal year ending July 29, 2006 and for the review of the Company’s financial information included in its quarterly reports on Form 10-QSB during the fiscal year ending July 29, 2006 or services that are normally provided in connection with statutory and regulatory filings or engagements during the fiscal year ending July 29, 2006 was $27,150.

Audit Related Fees: The aggregate fees, including expenses, billed by Spicer, Jeffries LLP for assurance and related services reasonably related to the performance of the Company’s audit or review of the Company’s financial statements were $1,500.

Tax Fees: The aggregate fees, including expenses, billed by Spicer, Jeffries LLP for tax compliance, tax advice and tax planning during year 2006 was $3,795.

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by Spicer, Jeffries LLP during year 2006 was $-0-.

Fees to Auditors Fiscal Year ended July 30, 2005.

Audit Fees: The aggregate fees, including expenses, billed by Spicer, Jeffries LLP for professional services rendered for the audit of the Company’s consolidated financial statements during fiscal year ending July 29, 2006 and for the review of the Company’s financial information included in its quarterly reports on Form 10-QSB during the fiscal year ending July 30, 2005 or services that are normally provided in connection with statutory and regulatory filings or engagements during the fiscal year ending July 30, 2005 was $25,190.

Audit Related Fees: The aggregate fees, including expenses, billed by Spicer, Jeffries LLP for assurance and related services reasonably related to the performance of the Company’s audit or review of the Company’s financial statements during the year ended July 30, 2005 were $1,625.

Tax Fees: The aggregate fees, including expenses, billed by Spicer, Jeffries LLP for tax compliance, tax advice and tax planning during year 2005 was $3,537.

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by Spicer, Jeffries LLP during year 2005 was $-0-.

The Audit Committee has considered whether the provisions of the services covered above under the captions is compatible with maintaining the auditor’s independence. All services were approved by the Audit Committee prior to the completion of the respective audit.

Appendix F - Jupiter 10-KSB.htm	23

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 20, 2006.

JUPITER MARINE INTERNATIONAL

HOLDINGS, INC.

By:/s/ Carl Herndon, Sr.

Carl Herndon, Sr., Director, Chief Executive Officer and President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: October 20, 2006	By:/s/ Carl Herndon, Sr.

Carl Herndon, Sr., Director, Chief Executive Officer and President

Dated: October 20, 2006	By:/s/ Lawrence Tierney

Lawrence Tierney, Director, Chief Financial Officer and Secretary

Appendix F - Jupiter 10-KSB.htm	24

EXHIBIT 31.1

CERTIFICATIONS

I, Carl Herndon, certify that:

1.        I have reviewed this Annual Report on Form 10-KSB of Jupiter Marine International Holdings, Inc.;

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.        The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

(a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)       Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)       Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.        The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditor and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

Appendix F - Jupiter 10-KSB.htm	25

(a)       All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: October 20, 2006

/s/ Carl Herndon

Carl Herndon

Chief Executive Officer

(Principal Executive Officer)

Appendix F - Jupiter 10-KSB.htm	26

EXHIBIT 31.2

CERTIFICATIONS

I, Lawrence Tierney, certify that:

1.        I have reviewed this Annual Report on Form 10-KSB of Jupiter Marine International Holdings, Inc.;

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.        The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

(a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)       Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)       Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.        The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditor and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

Appendix F - Jupiter 10-KSB.htm

(a)       All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: October 20, 2006

/s/ Lawrence Tierney

Lawrence Tierney

Chief Financial Officer

(Principal Financial Officer)

Appendix F - Jupiter 10-KSB.htm

EXHIBIT 32.1

SECTION 1350 CERTIFICATIONS

CERTIFICATION PURSUANT TO\

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jupiter Marine International Holdings, Inc. (the “Company”) on Form 10-KSB for the year ended July 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl Herndon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2006

/s/ Carl Herndon

Carl Herndon

Chief Executive Officer

Appendix F - Jupiter 10-KSB.htm

EXHIBIT 32.2

SECTION 1350 CERTIFICATIONS

CERTIFICATION PURSUANT TO\

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jupiter Marine International Holdings, Inc. (the “Company”) on Form 10-KSB for the year ended July 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence Tierney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2006

/s/ Lawrence Tierney

Lawrence Tierney

Chief Financial Officer

Appendix F - Jupiter 10-KSB.htm

JUPITER MARINE INTERNATIONAL

HOLDINGS, INC. AND SUBSIDIARIES

FINANCIAL STATEMENTS

YEARS ENDED JULY 29, 2006

AND JULY 30, 2005

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

AND SUBSIDIARIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Jupiter Marine International Holdings, Inc.

We have audited the accompanying consolidated balance sheets of Jupiter Marine International Holdings, Inc. and Subsidiaries as of July 29, 2006 and July 30, 2005, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jupiter Marine International Holdings, Inc. and Subsidiaries as of July 29, 2006 and July 30, 2005, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Greenwood Village, Colorado

September 15, 2006

3

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

JULY 29, 2006 AND JULY 30, 2005

ASSETS	2006	2005

CURRENT ASSETS:
Cash and cash equivalents (Note 6)	$ 315,235	$ 356,361
Accounts receivable	175,992	172,309
Employee receivables (Note 10)	134,570	-
Inventory (Notes 2 and 4)	2,775,674	1,443,737
Prepaid expenses	82,960	119,861
Total current assets	3,484,431	2,092,268

PROPERTY AND EQUIPMENT, net (Note 5)	1,951,284	1,069,241

OTHER ASSETS	34,957	19,160

TOTAL ASSETS	$ 5,470,672	$ 3,180,669

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 1,164,070	$ 146,271
Accrued expenses	209,625	269,929
Accrued interest due to shareholders (Note 6)	-	117,259
Customer deposits	96,466	48,201
Warranty reserve	100,118	73,937
Current portion of capital lease obligation (Note 9)	24,687	-
Notes payable (Note 6)	550,000	590,000
Total current liabilities	2,144,966	1,245,597

LONG-TERM LIABILITIES:
Accrued interest due to shareholders (Note 6)	143,351	-
Note payable to shareholders (Notes 6 and 10)	350,000	-
Capital lease obligation, less current maturities (Note 9)	42,315	-
	535,666	-
TOTAL LIABILITIES	2,680,632	1,245,597

COMMITMENTS AND CONTINGENCIES (Note 9)	-	-

SHAREHOLDERS’ EQUITY (Note 7):
Cumulative convertible preferred stock, $.001 par value,
5,000,000 shares authorized, ($-0- liquidation preference):
Series A: -0- shares issued and outstanding	-	-
Series B: -0- shares issued and outstanding	-	-
Series C: -0- shares issued and outstanding	-	-
Common stock, $.001 par value, 50,000,000 shares authorized,
18,863,861 and 15,555,525 shares issued and outstanding	18,864	15,556
Additional paid-in capital	4,105,197	3,490,157
Deficit	(1,334,021)	(1,570,641)
TOTAL SHAREHOLDERS' EQUITY	2,790,040	1,935,072

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 5,470,672	$ 3,180,669

4

The accompanying notes are an integral part of these statements.

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED JULY 29, 2006 AND JULY 30, 2005

	2006	2005

NET SALES	$ 15,150,389	$ 11,463,235

COST OF SALES (exclusive of depreciation)	11,458,709	8,594,446

GROSS PROFIT	3,691,680	2,868,789

OPERATING EXPENSES:
Selling and marketing	511,706	485,820
General and administrative	1,883,715	1,423,899
Depreciation and amortization	342,806	309,408
New plant start up costs	475,276	-

Total operating expenses	3,213,503	2,219,127

OTHER INCOME (EXPENSE):
Interest expense	(70,645)	(66,763)
Other expense - loan guarantee	(159,552)	(91,000)
Impairment of assets	(78,844)	(99,490)
Other income	67,484	28,134

Total other income (expense)	(241,557)	(229,119)

NET INCOME BEFORE INCOME TAXES	236,620	420,543
INCOME TAX EXPENSE (Note 8)	-	-

NET INCOME	236,620	420,543
Dividends on preferred stock	-	(34,197)

NET INCOME APPLICABLE TO COMMON
SHAREHOLDERS	$ 236,620	$ 386,346

BASIC AND DILUTED NET INCOME
PER COMMON SHARE (Note 2):
Basic	$ 0.01	$ 0.03
Diluted	$ 0.01	$ 0.02
WEIGHTED AVERAGE NUMBER OF SHARES
OF COMMON STOCK OUTSTANDING
Basic	17,127,164	14,693,321

Diluted	18,127,164	16,237,277

5

The accompanying notes are an integral part of these statements.

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED JULY 29, 2006 AND JULY 30, 2005

					Additional
	Preferred Stock		Common Stock		Paid In
	Shares	$.001 Par	Shares	$.001 Par	Capital	Deficit

BALANCES, July 31, 2004	998,722	$ 999	11,825,563	$ 11,826	$ 3,153,400	$ (1,956,987)

Preferred stock dividend declared
and issuable	34,197	34	-	-	34,163	(34,197)
Issuance of stock for services	-	-	460,000	460	63,940	-
Issuance of stock for officer
bonuses (Note 10)	-	-	209,351	209	41,682	-
Issuance of common stock related
to stockholder's loan
guarantee (Note 10)	-	-	454,773	455	90,545	-
Issuance of common stock for
management bonuses (Note 10)	-	-	540,000	540	107,460	-
Conversion of Series C preferred
Stock	(1,032,919)	(1,033)	2,065,838	2,066	(1,033)	-

Net income	-	-	-	-	-	420,543

BALANCES, July 30, 2005	-	-	15,555,525	15,556	3,490,157	(1,570,641)

Issuance of stock for services	-	-	1,000,000	1,000	189,000
Issuance of stock for officer
bonuses (Note 10)	-	-	774,925	775	81,925
Issuance of common stock related
to stockholder's loan
guarantee and extension of
note payable (Note 10)	-	-	922,268	922	158,630
Issuance of common stock for
management bonuses (Note 10)	-	-	611,143	611	66,672
Option expense	-	-	-	-	118,813

Net income	-	-	-	-	-	236,620

BALANCES, July 29, 2006	-	$ -	18,863,861	$ 18,864	$ 4,105,197	$ (1,334,021)

6

The accompanying notes are an integral part of these statements.

JUPITER MARINE INTERNATIONAL HOLDINGS INC.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JULY 29, 2006 AND JULY 30, 2005

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 236,620	$ 420,543
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	342,806	309,408
Impairment of assets	78,844	99,490
Gain on asset disposition	(35,000)	-
Issuance of common shares to pay expenses	499,535	305,291
Options issued as compensations	118,813	-
Decrease (increase) in:
Accounts receivable	(3,683)	(155,687)
Inventory	(1,331,937)	(308,528)
Prepaid expenses	36,901	(78,473)
Other assets	(15,797)	(500)
Increase (decrease) in:
Accounts payable	1,017,799	(82,885)
Accrued expenses	(60,304)	(57,879)
Customer deposits	48,265	20,199
Warranty reserve	26,181	(15,649)
Accrued interest payable	26,092	-

Net cash provided by operating activities	985,135	455,330

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in employee receivables	(134,570)	-
Proceeds from sale of equipment	35,000	-
Purchases of property and equipment	(1,230,186)	(574,468)

Net cash used in investing activities	(1,329,756)	(574,468)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on notes payable and long term debt	790,000	690,000
Payment on notes payable and long term debt	(480,000)	(817,437)
Payments on capital lease obligation	(6,505)	-

Net cash provided by (used in) financing activities	303,495	(127,437)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(41,126)	(246,575)

CASH AND CASH EQUIVALENTS, beginning of year	356,361	602,936

CASH AND CASH EQUIVALENTS, end of year	$ 315,235	$ 356,361

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$ 70,645	$ 60,659

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES:
Preferred stock dividends declared and payable
in shares of Series B and C preferred stock	$ -	$ 34,197

Common stock issued for services	$ 190,000	$ 64,000

Common stock issued in payment of liabilities
to shareholders	$ 309,536	$ 240,891

Purchase of property and equipment via
capital lease obligation	$ 73,508	$ -

7

The accompanying notes are an integral part of these statements.

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -	ORGANIZATION AND BUSINESS

Jupiter Marine International Holdings, Inc. ("JMIH"), a Florida corporation, was incorporated May 19, 1998 to enter the boat manufacturing industry and on May 26, 1998, acquired Jupiter Marine International, Inc. (“JMI”), a Florida corporation engaged in manufacturing “Jupiter” brand outboard sport fishing boats. JMIH is a publicly owned company and its common shares are currently traded on the Over The Counter Bulletin Board under the symbol JMIH.

The Company's principal offices and manufacturing facilities are located in Fort Lauderdale, Florida. During the year ended July 29, 2006, the Company began operating an additional manufacturing facility in Palmetto, Florida (see Note 10). The Company designs, manufactures and markets a diverse mix of high quality hand constructed sport fishing boats under the Jupiter name. It sells its line of boats through authorized dealers in the United States on the East Coast and the Gulf of Mexico.

NOTE 2 -	SIGNIFICANT ACCOUNTING POLICIES

Fiscal Years and Reclassifications

The Company reports its financial position and results of operations using a 52 week fiscal year ending the last Saturday of July of each calendar year. Certain prior year amounts have been reclassified to conform to the current year presentation. The accompanying financial statements present the consolidated financial position and results of operations of JMIH and JMI, collectively referred to as the "Company". All material intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates and such differences could be material to the consolidated financial statements.

Cash Equivalents

For purposes of reporting cash and cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company sells its boats and accessory products and services on credit terms widely used in its industry. It uses the allowance method to recognize bad debts by providing an allowance for uncollectible accounts receivable and charging actual write offs to the allowance. As of July 29, 2006 and July 30, 2005, the Company does not have an allowance for uncollectible accounts as management believes all receivables are collectible.

Inventories

Inventories are stated at the lower of cost or market. The first-in, first-out method is used to cost raw materials. The cost of boats in process and finished boats includes actual raw materials, direct labor and allocated production overhead. Provision is made to reduce excess or obsolete inventory to the estimated net realizable value considering a reasonable sales gross margin.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over an estimated useful life of five years or, in the case of leasehold improvements, the term of the lease, if greater.

8

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows estimated to be generated by the asset. If such review indicates that the asset is impaired, the asset's carrying amount is written down to fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. During the years ended July 29, 2006 and July 30, 2005, the Company recognized impairment losses of $78,844 and $99,490, respectively.

Warranty Reserves

The Company provides a limited warranty on all boat components for a period of twelve months from date of purchase. In addition, it provides a limited lifetime structural warranty on the fiberglass hull of each of its boats. The Company provides for anticipated warranty expenses through an allowance determined as a percentage of net sales based on actual historical experience. Increases to the reserve for allowances were $125,818 and $64,000 for the years ended July 29, 2006 and July 30, 2005, respectively. For these same periods, warranty expenses charged to the reserve were $99,636 and $79,649, respectively.

Revenue Recognition

Revenue from the sale of boats is recognized at the time of physical delivery and transfer of legal title to its authorized dealers. The Company does not provide any right of return for the boats sold to its dealers but, as discussed in Note 9, it provides certain guarantees to some lenders who provide floor plan financing to some of its dealers.

Advertising Costs

The Company purchases print advertising in industry publications and participates with its authorized dealers on a co-op basis in such advertising to promote its brand name and line of boats. Such costs are charged to operations as incurred without regard to any expected future benefit. Advertising costs were approximately $113,000 and $99,000 for 2006 and 2005, respectively.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

Stock-Based Compensation

Prior to January 29, 2006, the Company accounted for its share-based compensation plan under the measurement and recognition provisions of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations, as permitted by the Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS No. 123). Accordingly, share-based compensation was included as a pro forma disclosure in the financial statement footnotes.

9

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Effective January 29, 2006, the Company adopted the fair value recognition provisions of the Statement of Financial Accounting Standards No. 123R, Share-Based Payments using the modified-prospective transition method. In accordance with this transition method, the Company’s consolidated financial statements for prior periods have not been restated to reflect the impact of SFAS 123R. Under the modified prospective transition method, share-based compensation expense for the Company’s third fiscal quarter beginning January 29, 2006 includes compensation expense for all share-based compensation awards granted prior to, but for which the requisite service has not yet been performed as of January 29, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123. Share-based compensation expense for all share-based compensation awards granted after January 29, 2006 is based on the grant date fair value estimated in accordance with the provisions of SFAS 123R. The Company recognizes compensation for options expected to vest on a straight-line basis over the requisite service period of the award.

The Company uses a Black-Scholes option-pricing model (Black-Scholes model) to estimate the fair value of stock options granted. See Note 7 herein for additional information.

The following table reflects the pro forma information regarding the Company’s employee stock option grants for the years ended July 29, 2006 and July 30, 2005.

	July 29, 2006	July 30, 2005
Net income applicable to common shareholders	$ 236,620	$ 386,346
Add: Stock based employee compensation
expense recognized per SFAS 123R for
periods after January 29, 2006	118,813	-
Less: Annual stock based employee compensation
expense determined under fair value method	(183,641)	(79,919)

Pro forma net income	$ 171,792	$ 306,427

Net income per share – basic:
As reported	$ 0.01	$ 0.03

Pro forma	$ 0.01	$ 0.02

Net income per share – diluted:
As reported	$ 0.01	$ 0.02

Pro forma	$ 0.01	$ 0.02

Net Income Per Share of Common Stock

Net income per common share is calculated in accordance with SFAS No. 128, "Earnings Per Share" requiring companies to report basic and diluted earnings per share. Basic net income per common share is computed using the weighted average number of common shares issued and outstanding during the period. Diluted net income per common share is computed using the weighted average number of common shares issued and outstanding plus any dilutive potential common shares outstanding during the period. The effects of dilutive potential shares outstanding during the years ended July 29, 2006 and July 30, 2005 are shown in the following table.

10

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	July 29, 2006	July 30, 2005
Basic weighted average shares outstanding	17,127,164	14,693,321
Effect of dilutive employee stock options	1,000,000	1,543,956
Diluted weighted average shares outstanding	18,127,164	16,237,277

Business Segments

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" establishes standards for public enterprises to report information about their operating segments in annual financial statements. It also establishes standards for disclosures regarding products and services, geographic areas and major customers.

SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing operating performance. Management has determined that the Company currently operates in only one business segment, sport fishing boat manufacturing. Therefore, the Company does not have any separate operating segment information to report other than the amounts reflected in its financial statements.

Fair Value of Financial Instruments

SFAS No. 107 requires the disclosure of fair value of financial instruments. The estimated fair value amounts have been determined by the Company's management using available market information and other valuation methods. However, considerable judgment is required to interpret market data in developing the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The carrying amounts reported in the consolidated balance sheets were used in estimating fair value disclosure for cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and notes payable because of the short maturity of those instruments. For the long-term portion of notes payable, the Company believes that the estimated fair value does not vary substantially from the amounts reported in the consolidated balance sheets due to the effect of the interest rate.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board, (“FASB”) issued FAS 157 (SFAS 157), Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Earlier application is encouraged. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In July 2006, the FASB issued Interpretation No. 48 (FIN No. 48), Accounting for Uncertainty in Income Taxes. This interpretation requires recognition and measurement of uncertain income tax positions using a "more-likely-than-not" approach. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In March 2006, the FASB issued FAS 156 (SFAS No. 156), Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140. This standard clarifies when to separately account for servicing rights, requires servicing rights to be separately recognized initially at fair value, and provides the option of subsequently accounting for servicing rights at either fair value or under the amortization method. The standard is effective for fiscal years beginning after September 15, 2006 but can be adopted early as long as financial statements for the

11

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

fiscal year in which early adoption is elected, including interim statements, have not yet been issued. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In February 2006, the FASB issued FAS 155 (SFAS No. 155), Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that would otherwise have to be accounted for separately. The new Statement also requires companies to identify interests in securitized financial assets that are freestanding derivatives or contain embedded derivatives that would have to be accounted for separately, clarifies which interest- and principal-only strips are subject to Statement 133, and amends Statement 140 to revise the conditions of a qualifying special purpose entity due to the new requirement to identify whether interests in securitized financial assets are freestanding derivatives or contain embedded derivatives. This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, but can be adopted early as long as financial statements for the fiscal year in which early adoption is elected, including interim statements, have not yet been issued.. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In May 2005, the FASB issued FAS 154 (SFAS no. 154), Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3. This Statement provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to the newly adopted accounting principle. This Statement also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and for reporting a change when retrospective application is impracticable. The correction of an error in previously issued financial statements is not an accounting change. However, the reporting of an error correction involves adjustments to previously issued financial statements similar to those generally applicable to reporting an accounting change retrospectively. Therefore, the reporting of a correction of an error by restating previously issued financial statements is also addressed by this Statement. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In March 2005, the FASB issued Interpretation No. 47 (FIN No. 47), Accounting for Conditional Asset Retirement Obligations, and Interpretation of FASB Statement No. 143. This interpretation clarifies the timing for recording certain asset retirement obligations required by FASB Statement No. 143, Accounting for Asset Retirement Obligations. The provisions of FIN No. 47 are effective for years ending after December 15, 2005. The adoption of this accounting pronouncement is not expected to have a material effect on the consolidated financial statements.

In December 2004, the FASB issued revised FAS No. 123 (SFAS No. 123R), Share-Based Payment. This standard eliminates the ability to account for share-based compensation transactions using the intrinsic value-based method under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and requires instead that such transactions be accounted for using a fair-value-based method. SFAS No. 123R is effective for financial statements issued for the first interim period beginning after December 15, 2005 for small business issuers. The adoption of this accounting pronouncement is described under in heading “Stock-Based Compensation”.

In December 2004, the FASB issued FAS 153, Exchanges of Nonmonetary Assets. The provisions of this Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The provisions of this Statement should be applied prospectively, and eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Nonmonetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. The adoption of this accounting pronouncement did not have a material effect on the consolidated financial statements.

12

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In November, 2004, SFAS 151, “Inventory Costs, an Amendment of ARB No. 43, Chapter 4” was issued by the Financial Accounting Standards Board. This statement amends prior accounting pronouncements to conform certain inventory accounting with international principles by clarifying the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material. The statement requires that such costs be treated as current period charges regardless of their classification as abnormal in nature. In addition, the statement requires that fixed production overhead amounts be allocated to the costs of conversion based on the normal capacity of production facilities. The statement is effective for years beginning on or after June 15, 2005, although earlier application is allowed. The adoption of SFAS 151 did not effect the Company’s financial position or results of operations.

NOTE 3 -	SIGNIFICANT CUSTOMER CONCENTRATIONS

During the years ended July 29, 2006 and July 30, 2005, the Company’s sales to major customers were approximately 73% (five customers ) and 60% (three customers) of its net sales, respectively. The Company’s accounts receivable at each year end are substantially due from these customers.

NOTE 4 -	INVENTORY

The Company’s inventory consists of the following as of each year end indicated:

	July 29, 2006	July 30, 2005

Raw materials	$ 1,559,239	$ 569,463
Work in process	1,078,729	874,274
Finished goods	137,706	-
	$ 2,775,674	$ 1,443,737

NOTE 5 -	PROPERTY AND EQUIPMENT

Property and equipment consists of the following for each year end indicated:

	July 29, 2006	July 30, 2005
Boat molds	$ 2,432,762	$ 1,919,763
Leasehold improvements	683,270	322,254
Machinery and equipment	605,576	307,160
Office furniture and equipment	103,950	100,393
	3,825,558	2,649,570
Accumulated depreciation	(1,874,274)	(1,580,329)
	$ 1,951,284	$ 1,069,241

13

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6-         NOTES PAYABLE AND REVOLVING LINES OF CREDIT

At each year end, the Company has the following notes payable outstanding:

	July 29, 2006		July 30, 2005
Note payable to shareholders, interest at 10%, due in
full February 28, 2008, subordinated to bank line
of credit, collateralized by substantially all of the
Company's assets.	$ 350,000	(a)	$ 350,000	(a)

Note payable to bank, revolving line of credit (unused
portion of facility is $200,000 at July 29, 2006),
interest payable monthly at bank's prime rate plus 1.5%
(9.75% at July 29, 2006), due February 28, 2007,
collateralized by all of the Company's assets and
personally guaranteed by its President.	550,000		240,000

Total notes payable	$ 900,000		$ 590,000
Less: Current maturities	550,000		590,000
Long term portion of notes payable	$ 350,000		$ -

(a)

During the year ended July 29, 2006, the due date of this note was extended until February 2008. This note was purchased from it’s the original lender during the year ended July 26, 2003, by two officers of the Company in a private transaction. See note 10 for additional disclosures regarding these transactions. At July 29, 2006 and July 30, 2005, there was accrued interest on this note of $143,351 and $117,259, respectively.

The Company has a $400,000 line of credit with a financial institution for the purchase of outboard engines, collateralized by a $30,000 certificate of deposit. At July 29, 2006, this line was fully utilized and is included in accounts payable in the consolidated balance sheets. This line of credit is personally guaranteed by the Company’s president.

NOTE 7 - SHAREHOLDERS’ EQUITY

Preferred Stock

The Company has authorized 5,000,000 shares of convertible preferred stock and had previously issued 315,000 shares of Series A Preferred and 452,500 shares of Series B Preferred. During 2004, the total outstanding Series A and Series B preferred shares were automatically converted to 2,302,500 common shares on a 3 common shares for each preferred share basis. The Company had issued 998,722 of shares of Series C preferred at July 31, 2004. During 2005, the Company issued 34,197 shares of Series C preferred shares for payment of declared dividends of $34,197, then the total 1,032,919 outstanding Series C preferred shares were automatically converted to 2,065,838 common shares on a 2 common shares for each preferred share basis. The features, rights and obligations of each series is described as follows.

Series A. The company has authorized 500,000 shares of Series A convertible preferred stock. When and if declared by the Board of Directors, dividends accrue quarterly based on 10% per annum, are cumulative and are payable in shares of Series B preferred stock valued at $1.00 per share. Each Series A share is convertible into three shares of Common Stock of the Company at any time at the option of the holder. In addition, each share will automatically convert into three shares of Common Stock of the Company (a) five years from the date of issue, or (b) at such time

14

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

as a registration statement registering the shares of the Company's common stock issuable upon such conversion of Series A preferred convertible is declared effective by the Securities and Exchange Commission. Each preferred share is entitled to votes equal to the number of shares of Common Stock into which the Series A preferred stock is convertible. The Company may redeem the Series A preferred stock at a price of $1.20 per share upon 120 days written notice to the holders thereof. In the event of liquidation, dissolution or winding up of the Company, Series A preferred stock has rights to the assets of the Company superior to those of Series B and C preferred stock and Common Stock equal to $1.00 per share.

Series B. The Company has authorized 500,000 shares of Series B convertible prefrred stock. The features, rights and obligations of this series are identical to Series A preferred stock except that Series B preferred stock is subordinate to Series A.

Series C. The Company has authorized 1,500,000 shares of Series C convertible preferred stock. The features, rights and obligations of this series are identical to Series A and Series B preferred stock, except that: (a) Series C preferred stock is subordinate to Series A and Series B preferred stock, (b) each share of Series C preferred stock is convertible into two shares of the Common Stock of the Company, and (c) dividends are payable at 8% per annum in additional shares of Series C preferred stock.

Common Stock

During the year ended July 30, 2005, the Company issued 2,065,838 common shares in connection with the conversions of preferred stock discussed above. In connection with the payment of certain amounts due to officers and for the guarantee of a bank line of credit and extending the due date of a note payable to officers as discussed in Note 10, it issued 922,268 and 454,773 common shares during the years ended July 29, 2006 and July 30, 2005, respectively. During the years ended July 29, 2006 and July 30, 2005, the Company issued 1,000,000 and 460,000 common shares as payment for services. In addition, the Company issued 774,925 shares as payment of 2005 officer bonuses and 611,143 common shares as payment of 2005 management bonuses during the year ended July 29, 2006 and 209,351 common shares as payment of 2004 officer bonuses, and 540,000 common shares as payment of 2004 management bonuses during the year ended July 30, 2005.

Stock Options and Warrants

The Company’s Board of Directors grants options for the purchase of its common shares on a discretionary basis. In 2004, the Company adopted the 2004 management and director equity incentive and compensation plan. The Plan encourages and enables key employees, directors and consultants to participate in the company’s future prosperity and growth by providing them with incentives and compensation based on the Company’s performance, development and financial success. Options granted under this plan may be in the form of incentive stock options (“ISOs”), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or stock options that are not intended to qualify as ISOs (“NQSOs”). The maximum shares which may be issued under the Plan was initially 3,300,000 shares and was increased to 5,300,000 shares in November 2004. At July 29, 2006, 3,500,000 options have been issued under this plan and 3,300,000 are outstanding. The following table summarizes such grants and its outstanding options as of each year end indicated.

15

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	Non-Qualified Options		Qualified Options
		Weighted		Weighted
	Number of	Average	Number of	Average
	Options	Exercise Price	Options	Exercise Price

BALANCE, July 31, 2004	1,356,200	0.7	1,000,000	0.14

Granted	-	-	1,000,000	0.30
Exercised	-	-	-	-
Forfeited	(256,200)	0.6	-	-

BALANCE, July 30, 2005	1,100,000	0.72	2,000,000	0.22

Granted	-	-	1,500,000	0.31
Exercised	-	-	-	-
Forfeited	(1,100,000)	0.72	(200,000)	0.31

BALANCE, July 29, 2006	-	-	3,300,000	0.26

Number of options exercisable
at July 30, 2005	1,100,000	0.72	1,000,000	0.14

Number of options exercisable
At July 29, 2006	-	-	1,150,000	0.17

The Company’s issuances of options and warrants for the purchase of its common shares are generally described below (as adjusted for stock splits). In connection with a private placement of the Company's Series C preferred stock in 1999, the Company issued 256,200 warrants to placement agents, each redeemable for one share of common stock at a price of $.60 for a period of five years. These placement agent warrants expired in fiscal 2005. In May 2004, the Company awarded ISOs for the purchase of 1,000,000 shares at a price of $.14 to $.15 per share to various officers and key employees in recognition of their service to the Company. In January 2005, the company awarded ISOs for the purchase of 1,000,000 shares at a price of $.30 per share to six key employees as inducement for them to relocate to central Florida. These options vest once the relocation has taken place.

On July 27, 2001, the Company entered into employment agreements with its President, Vice President and Chief Financial Officer, with the officers receiving options to purchase a total of 1,100,000 shares of the Company's common stock exercisable in four increments of 275,000 shares at $.50 per share, $.625 per share, $.75 per share and $1.00 per share. The options are fully vested and are exercisable for a period of five years. These options expired in fiscal 2006.

On March 31, 2006, the Company entered into new employment agreements with its President and Chief Financial Officer. The President received 1,000,000 options with an exercise price of $.32 per share and the Chief Financial Officer received 500,000 options with an exercise price of $.29. These options vest in equal installments over five years and are exercisable for a period of five years from the vesting date.

A summary of the Company’s outstanding and exercisable stock options as of July 29, 2006 is as follows:

16

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Weighted Average
Number	Remaining Contractual
Exercise Price	Status	of Options	Life (years)
$0.14	Outstanding	700,000	2.77
0.14	Exercisable	700,000	2.77
0.15	Outstanding	250,000	2.77
0.15	Exercisable	250,000	2.77
0.29	Outstanding	500,000	7.66
0.29	Exercisable	-	7.66
0.30	Outstanding	850,000	3.46
0.30	Exercisable	200,000	3.46
0.32	Outstanding	1,000,000	7.66
0.32	Exercisable	-	7.66

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123R, Share-Based Payments (“SFAS 123R”), which requires all companies to measure compensation cost for all share-based payments at fair value and to recognize cost over the vesting period. In March 2005, the SEC released Staff Accounting Bulletin No. 107, Share-Based Payment (“SAB 107”). SAB 107 provides the SEC staff position regarding the application of Statement 123R, including interpretive guidance related to the interaction between Statement 123R and certain SEC rules and regulations, and provides the staff’s views regarding the valuation of share-based payment arrangements for public companies. In April 2005, the SEC announced that companies should implement Statement 123R at the beginning of their next interim or annual period beginning after December 15, 2005 for small business issuers. The Company’s first interim period beginning after December 15, 2005 was the quarter beginning January 29, 2006 at which date the Company adopted the fair value recognition provisions of SFAS 123R using the modified-prospective transition method. In accordance with this transition method, the Company’s consolidated financial statements for prior periods have not been restated to reflect the impact of SFAS 123R. Under the modified prospective transition method, share-based compensation expense for the Company’s third fiscal quarter beginning January 29, 2006 includes compensation expense for all share-based compensation awards granted prior to, but for which the requisite service has not yet been performed as of January 29, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123. Share-based compensation expense for all share-based compensation awards granted after January 29, 2006 is based on the grant date fair value estimated in accordance with the provisions of SFAS 123R. The Company recognizes compensation for options expected to vest on a straight-line basis over the requisite service period of the award.

Total share-based compensation expense, for all of the Company’s share-based awards recognized for the year ended July 29, 2006, was $118,813 or $0.006 per share basic and diluted.

The Company uses a Black-Scholes option-pricing model (Black-Scholes model) to estimate the fair value of stock option grants. The use of a valuation model requires the Company to make certain assumptions with respect to selected model inputs. Expected volatility was calculated based on the historical volatility of the Company’s stock price. The average expected life is based on the contractual term of the option and expected employee exercise and post-vesting employment termination behavior. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term equal to the expected life assumed at the date of grant. The following were the inputs used in the Black-Scholes model for the years ended July 29, 2006 and July 30, 2005.

	July 29, 2006	July 30, 2005

Stock price volatility	178.00%	212.00%
Risk-free rate of return	4.59%	3.71%
Annual dividend yield	0.00%	0.00%
Expected life (in years)	5	5

17

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Prior to the adoption of SFAS 123R, the Company recognized share-based compensation expense in accordance with APB25. The Company provided pro forma disclosure amounts in accordance with SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure (SFAS 148), as if the fair value method defined by SFAS 123 had been applied to its share-based compensation. The pro forma table below reflects net earnings and basic and diluted net earnings per share for the years ended July 29, 2006 and July 30, 2005, had the Company applied the fair value recognition provisions of SFAS 123:

	July 29, 2006	July 30, 2005
Net income applicable to common shareholders	$ 236,620	$ 386,346
Add: Stock based employee compensation
expense recognized per SFAS 123R for
periods after January 29, 2006	118,813	-
Less: Annual stock based employee compensation
expense determined under fair value method	(183,641)	(79,919)

Pro forma net income	$ 171,792	$ 306,427

Net income per share – basic:
As reported	$ 0.01	$ 0.03

Pro forma	$ 0.01	$ 0.02

Net income per share – diluted:
As reported	$ 0.01	$ 0.02

Pro forma	$ 0.01	$ 0.02

NOTE 8 -	INCOME TAXES

At July 29, 2006 the Company has a remaining unused net operating loss carryforward of approximately $1,053,000 for income tax purposes, of which approximately $60,000 expires in 2012 and the remainder in the years 2018 through 2021. However, the ability to utilize such losses to offset future taxable income is subject to various limitations imposed by the rules and regulations of the Internal Revenue Service. The net operating loss carryforwards may result in future income tax benefits of approximately $396,000; however, because realization is uncertain at this time, a valuation reserve in the same amount has been established. The valuation allowance for deferred tax assets decreased approximately $79,000 and $134,000 for the years ended July 29, 2006 and July 30, 2005, respectively. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The significant components of the Company’s deferred tax assets and liabilities as of July 29, 2006 and July 30, 2005 are presented in the following table:

18

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	2006	2005

Deferred tax liabilities:
Depreciation	$ (135,000)	$ (45,000)
Deferred tax assets:
Net operating loss carryforwards	396,000	358,000
Reserves for future costs and expenses	38,000	65,000
Net deferred tax asset	299,000	378,000
Valuation allowance for deferred tax assets	(299,000)	(378,000)
	$ -	$ -

The Company’s actual effective tax rate for these years is reconciled to the expected statutory tax rate as follows:

	2006	2005

Expected Federal statutory tax (benefit) rate	34.00%	34.00%
Expected state tax (benefit) rate, net of Federal tax	3.60%	3.60%

Expected combined statutory tax rate	37.60%	37.60%
Utilization of net operating loss carryforward	(37.60)%	(37.60)%
Effective income tax rate	0.00%	0.00%

NOTE 9 -	COMMITMENTS AND CONTINGENCIES

The Company leases its facilities and certain equipment under operating and capital leases expiring through December 2010. The manufacturing facility is owned by the Company’s president. Future minimum lease payments under the non-cancelable leases with initial terms greater than one year, as of July 29, 2006 are approximately as follows:

	Operating	Capital
Year Ended July,	Leases	Lease
2007	$ 680,109	$ 28,153
2008	699,143	28,153
2009	636,069	16,531
2010	440,685	-
2011	149,264	-

Total minimum lease payments	$ 2,605,270	72,837

Less: Amount representing interest		(5,835)

Present value of net minimum
lease payments	$ 67,002

19

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

At July 29, 2006, the Company had $73,508 included in machinery and equipment which was purchased under a capital lease. There was no accumulated depreciation on this equipment at July 29, 2006.

Total rental expense for the years ended July 29, 2006 and July 30, 2005 was $534,153 and $303,533, respectively.

Beginning in 2002, the Company entered into employment agreements with three of its principal executives for their services through July 27, 2006. Under the terms of the agreements, the base salaries totaling $375,000 under these agreements are automatically increased 5% annually. In addition, the executives shall receive additional compensation of a combined 9% of the Company’s net income before income taxes annually, are reimbursed annually for their vehicle expenses and may purchase one boat annually from the Company at its manufacturing cost. These agreements can be terminated by the Company or the executives without cause. They are renewable for two additional one-year periods.

In March 2006, the Company entered into new employment agreements with two of the principal executives for services through March 31, 2011, thereby terminating the 2002 employment agreements. Under the terms of the agreements, the base salaries totaling $425,000 are increased annually with the greater of the percentage increase in the Consumer Price Index or 6%. In addition, the executives shall receive additional performance-based bonuses in an amount determined by the board of directors, receive auto allowances and may purchase one boat annually from the Company at its manufacturing costs.

The Company sells its boats to independent dealers who, occasionally, finance the purchase through floor plan financing arrangements with lenders. In connection with this floor plan financing with certain dealers, the Company guarantees directly to lenders that they will repurchase boats with unencumbered titles that are in unused condition if the dealer defaults on its obligation to repay the loan. Since its inception and through July 30, 2005, the Company has not been required to repurchase any boats; however, the Company is contingently liable for approximately $1,938,532 under terms of these agreements as of July 29, 2006.

The Company has deposits in banks in excess of the FDIC insured amount of $100,000. At December 31, 2005, the Company had $211,621 in excess of this requirement which is subject to loss should the bank cease operations.

NOTE 10 -	RELATED PARTY TRANSACTIONS

The Company leases its Fort Lauderdale, Florida office and manufacturing facilities from its President. Under the terms of the lease agreements, the Company pays the agreed monthly rents, applicable sales taxes, property taxes and it insures and maintains the buildings. For the years ended July 29, 2006 and July 30, 2005, the Company's President was paid rents of approximately $210,000 and $190,000, respectively, on the Fort Lauderdale facilities.

On December 6, 2005, the Company entered into a lease agreement under which the Company leases 53,648 square feet of manufacturing and warehouse facilities in Palmetto, Florida from it’s President for $30,700 per month increasing 5% per year. The Landlord may terminate the lease prior to the commencement of any renewal periods. The initial term of the lease is five years with three renewal terms for five years each. The Company has a “right of first refusal” to purchase the facility in the event the facility is sold during the term of the agreement. The Company’s President was paid rents of approximately $237,000 for the Palmetto facility for the year ended July 29, 2006.

In accordance with the terms of their employment agreements, one officer purchased a boat from the Company in 2006 and two officers purchased boats from the Company in 2005 at cost.

20

JUPITER MARINE INTERANTIONAL HOLDINGS INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

On November 21, 2002, the Company’s President and its Chief Financial Officer (“buyers”) entered into agreements with Triton International Holdings Corp. (“Triton”) to acquire all rights, title and security interest in the Company’s note payable to Triton (see Note 6), including accrued interest. At the date of the agreements, the note payable had a principal balance of $350,000 and accrued interest of $102,025. The buyers extended these amounts plus accrued interest since the date of their purchase to February 14, 2004. Pursuant to the terms of the note to which the buyers succeeded, additional consideration was due to the note holder as it was unpaid on its third anniversary. Under those terms, the Company was obligated to issue common shares at the rate of 4 shares for each dollar of the unpaid balance of the note (including accrued interest). Therefore, the buyers received 1,808,098 common shares in accordance with these terms. The fair value of these shares based on the shares purchased from Triton was $36,162. On July 31, 2004, the Company issued 1,213,345 shares of common stock with a fair value of $146,601 to its President and Chief Financial Officer as payment for extending the due date of this note payable until February, 2006 and for personally guaranteeing the Company’s bank line of credit. On March 14, 2006, the Company issued 360,049 shares of common stock with a fair value of $62,379 to its President and Chief Financial Officer as payment for extending the due date of this note payable until February 28, 2008.

On December 6, 2005, the Company’s President, Chief Financial Officer and Vice President received 774,925 shares of its common stock, in lieu of cash, as payment of bonuses in the amount of $82,700 earned pursuant to their respective employment contracts during the year ended July 30, 2005. On January 13, 2005, the Company’s President and Chief Financial Officer received 209,351 shares of its common stock, in lieu of cash, as payment of bonuses in the amount of $41,891 earned pursuant to their respective employment contracts during the year ended July 31, 2004.

The Company was unable to renew its existing line of credit without personal guarantees from its President. As payment for his personal guarantees, on March 14, 2006, the Company issued the President 562,219 shares of its common stock with a fair value of $97,263 to extend the line of credit to February 8, 2007 and on January 13, 2005, the Company issued the President 454,773 of its common shares with a fair value of $91,000 to extend the line of credit to December 31, 2005.

As consideration for entering into new employment agreements with the Company on March 31, 2006, the President and Chief Financial Officer received 800,000 shares of the Company’s common stock with a fair value of $152,000. In addition, on March 31, 2006, the Company issued a board member 200,000 shares of its common stock with a fair value of $38,000.

Pursuant to the Company’s development and operations plan for the Palmetto facility, certain of the Company’s administrative and operations personnel have been relocated from the Company’s Fort Lauderdale facility to the Palmetto facility. In order to facilitate the relocation of such personnel, the Company has provided interest free advances solely to cover the costs of such personnel to relocate. Included in employee receivables, at July 29, 2006, is $132,570 advanced to an employee who is related to an officer of the company for costs incurred in relocating to Palmetto.

21

U. S. Securities and Exchange Commission

Washington, D.C. 20549

Form 10-QSB

(Mark One)

( X )	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended	April 28, 2007

( )	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE

EXCHANGE ACT

For the transition period from .........................................to.............................................

Commission file number: 0-26617

Jupiter Marine International Holdings, Inc.

(Exact name of small business issuer as specified in its charter)

Florida	65-0794113
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1303 10th Street East, Palmetto FL 34221

(Address of principal executive offices)

941-729-5000

(Issuer’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes	X	No __

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12-b-2 of the Exchange Act).

Yes	_	No _X_

APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date:  As of May 25, 2007: 18,863,861 shares of common stock.

Transitional Small Business Disclosure Format (check one):

Yes __ No _X_

Appendix F - Jupiter 10-QSB.htm

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

Part I.	Financial Information
Item 1.	Consolidated Financial Statements

Balance Sheets as of April 28, 2007 and July 29, 2006

Statements of Operations for the three months and nine months ended April 28, 2007 and April 29, 2006

Statements of Cash Flows for the nine months ended April 28, 2007 and April 29, 2006

Notes to consolidated financial statements

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 3.	Controls and Procedures
Part II.	Other Information
Item 1.	Legal Proceedings
Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds
Item 3.	Defaults Upon Senior Securities
Item 4.	Submissions of Matters to a Vote of Security Holders
Item 5.	Other Information
Item 6.	Exhibits

PART I	FINANCIAL INFORMATION
Item 1.	Consolidated Financial Statements

JUPITER MARINE INTERNATIONAL HOLDINGS, INC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	April 28,	July 29
	2007	2006
ASSETS	(unaudited)	(audited)

CURRENT ASSETS:
Cash and cash equivalents	$ 216,405	$ 315,235
Accounts receivable, net	38,634	175,992
Employee receivable	147,700	134,570
Inventory	2,863,344	2,775,674
Prepaid expenses	126,128	82,960

Total current assets	3,392,211	3,484,431

PROPERTY AND EQUIPMENT:
Boat molds	2,546,799	2,432,762
Machinery and equipment	579,905	605,576
Leasehold improvements	715,155	683,270
Office furniture and equipment	89,750	103,950
	3,931,609	3,825,558
Less accumulated depreciation and amortization	2,224,545	1,874,274

Property and equipment, net	1,707,064	1,951,284

OTHER ASSETS	63,726	34,957

TOTAL ASSETS	$5,163,001	$5,470,672

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,444,922	$1,164,070
Accrued expenses	565,090	209,625
Customer deposits	107,156	96,466
Warranty reserve	111,084	100,118
Current portion of capital lease obligation	24,687	24,687
Notes payable	25,000	550,000
Total current liabilities	2,277,939	2,144,966

LONG-TERM LIABILITIES:
Accrued interest due to shareholders	140,638	143,351
Notes payable to shareholders	350,000	350,000
Capital lease obligation, less current portion	24,118	42,315
	514,756	535,666

TOTAL LIABILITIES	2,792,695	2,680,632

SHAREHOLDER'S EQUITY:
Common stock, $.001 par value, 50,000,000 shares authorized,
18,863,861 issued and outstanding	18,864	18,864
Additional paid-in capital	4,192,137	4,105,197
Deficit	(1,840,695)	(1,334,021)
TOTAL SHAREHOLDER'S EQUITY	2,370,306	2,790,040

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,163,001	$5,470,672

See accompanying notes to consolidated financial statements

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	April 28,	April 29,	April 28,	April 29,
	2007	2006	2007	2006

NET SALES	$3,978,775	$4,066,757	$11,559,932	$ 10,640,394

COST OF SALES (exclusive of depreciation)	3,032,453	3,178,447	9,150,637	8,147,158

GROSS PROFIT	946,322	888,310	2,409,295	2,493,236
	23.8%	21.8%	20.8%	23.4%
OPERATING EXPENSES:
Selling and marketing	228,864	129,099	498,776	401,765
General and administrative	435,574	523,395	1,326,638	1,296,210
Relocation expenses plant and offices	234,838		279,261
Depreciation and amortization	137,492	88,059	384,205	227,742

Total operating expenses	1,036,768	740,553	2,488,880	1,925,717

OTHER INCOME (EXPENSE):
Interest expense	(54,805)	(13,710)	(153,315)	(44,527)
Impairment of assets	(33,934)		(33,934)	(78,844)
Other expense - loan guarantee	-	(97,500)	-	(97,500)
Other income (expense)	(245,331)	(217,602)	(239,840)	(190,531)

Total other income (expense)	(334,070)	(328,812)	(427,089)	(411,402)

NET(LOSS) INCOME BEFORE INCOME TAXES	(424,516)	(181,055)	(506,674)	156,117

INCOME TAX EXPENSE	-	-	-	-

NET (LOSS) INCOME APPLICABLE TO COMMON
SHAREHOLDERS	(424,516)	(181,055)	(506,674)	156,117

Basic and diluted net (loss) income per
common share
Basic	$ (0.02)	$ (0.01)	$ (0.03)	$ 0.01
Diluted	$ (0.02)	$ (0.01)	$ (0.03)	$ 0.01

Weighted average number of shares
of common stock outstanding
Basic	18,863,861	16,958,243	18,863,861	16,295,420
Diluted	19,863,861	17,958,243	18,863,861	16,962,087

See accompanying notes to consolidated financial statements

JUPITER MARINE INTERNATIONAL HOLDINGS, INC.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED
(UNAUDITED)

	April 28,	April 29,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) Income	$(506,674)	$ 156,117
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization	384,205	227,742
Impairment of assets	33,934	78,844
Gain on asset disposition	-	(35,000)
Issuance of common shares to pay expenses	-	499,535
Options issued as compensation	86,940	80,222
Decrease (increase) in:
Accounts receivable	137,358	4,013
Employee receivable	(13,130)
Inventory	(87,670)	(748,674)
Prepaid expenses	(43,168)	29,444
Other assets	(28,769)	(2,598)
Increase (decrease) in:
Accounts payable	280,852	490,942
Accrued expenses	355,465	20,468
Customer deposits	10,690	(20,179)
Warranty reserve	10,966	5,228
Accrued interest payable	(2,713)	24,569

Net cash provided by operating activities	618,286	810,673

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property	-	35,000
Purchase of property and equipment	(173,919)	(977,493)

Net cash used in investing activities	(173,919)	(942,493)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on notes payable	(675,000)
Borrowings on notes payable	150,000	110,000
Payments on capital lease obligations	(18,197)

Net cash (used in) provided by financing activities	(543,197)	110,000

NET DECREASE IN CASH	(98,830)	(21,820)

CASH - Beginning of the period	315,235	356,361

CASH - End of the period	$ 216,405	$ 334,541

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$ 54,805	$ 44,527

See accompanying notes to consolidated financial statements

Jupiter Marine International Holdings, Inc.

Notes to Consolidated Financial Statements

(UNAUDITED)

Item 1.	Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-QSB and Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accruals considered necessary for a fair presentation have been included. Operating results for the three-months ended and nine months ended April 28, 2007, are not necessarily indicative of the results that may be expected for the year ending July 28, 2007. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s annual report on Form 10-KSB for the year ended July 29, 2006.

In order to maintain consistency and comparability between periods presented certain amounts have been reclassified from the previously reported financial statements in order to conform to the financial statement presentation of the current period.

The consolidated financial statements include Jupiter Marine International Holdings, Inc. (the “Company”) and its wholly owned subsidiaries, Jupiter Marine International, Inc. and Phoenix Yacht Corporation. All inter-company balances and transactions have been eliminated.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

General

Jupiter Marine International Holdings, Inc. (JMIH), a Florida corporation, was incorporated on May 19, 1998. On May 26, 1998, JMIH acquired all of the outstanding shares of common stock of Jupiter Marine International, Inc. (JMI), a boat manufacturing company, which was incorporated under the laws of the State of Florida on November 7, 1997. JMIH and JMI will sometimes be collectively referred to as the “Company”. The Company’s principal offices were recently relocated from Ft. Lauderdale, Florida to Palmetto, Florida. The Company’s Web site address is www.jupitermarine.com.

The Company designs, manufactures and markets a diverse mix of high quality sportfishing boats under the Jupiter brand name. The product line, all powered with outboard engines, currently consists of six models:

38’ Forward Seating Center Console
38’ Open Center console
31’ Open Center Console
31’ Cuddy Cabin
31’ Forward Seating Center Console
29’ Forward Seating Center Console

In an effort to reduce expenses and consolidate operations the Company’s Fort Lauderdale manufacturing operations and corporate offices were relocated to Palmetto, Florida during May 2007. By mutual consent the lease on the Ft. Lauderdale manufacturing facility was terminated as of June 1, 2007. The Company is seeking to terminate remaining facilities leases in Fort Lauderdale which are in the aggregate amount of approximately $10,000 per month. The 38’ and all 31’ models were move into our existing Palmetto facility, which was opened during February 2006. The corporate offices were relocated to an office building that is about one half mile from the Palmetto manufacturing facility and is leased from a third party. The lease commenced on June 1, 2007 and is for two years at $4,491 per month with an option for one additional year at $4,626 per month.

The Company plans to grow the business by the addition of new features on present models, the introduction of new models and expansion of its Palmetto, Florida facility. The Company would consider an acquisition candidate if their products would complement those offered by the Company and the result would enhance the service level provided by the Company. There are no discussions with any potential candidates at this time, nor has the Company identified any acquisition candidates.

Management’s discussion and analysis contains various “forward-looking statements” within the meaning of the Securities and Exchange Act of 1934. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “expect,” “anticipate,” “estimate” or “continue” or use of negative or other variations or comparable terminology.

The Company cautions that these statements are further qualified by important factors that could cause actual results to differ materially from those contained in the forward-looking statements that these forward-looking statements are necessarily speculative, and there are certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements.

Net Sales

The Company’s net sales were $3,978,775 for the three months ended April 28, 2007, a decrease of $87,982 (or 2.2%) as compared to $4,066,757 for the same quarter of last year. For the nine months ended April 28, 2007, the Company’s net sales were $11,559,932, an increase of $919,538 (or 8.6%) as compared to $10,640,394 for the same nine-month period of last year. At April 28, 2007 34 boats were available for sale at dealer locations, compared to 17 boats in dealer inventory at the same time last year. New dealers signed this fiscal year account for 12 of the 17 boat increase. Our order backlog has reduced to approximately six weeks from approximately six months at the same time last year. The reduction in our order backlog is a reflection of the general slow down in the marine industry, which has been hampered by higher fuel prices, higher interest rates and increases in cost of other raw material.

Cost of Sales and Gross Profit

Cost of sales for the three months ended April 28, 2007 was $3,032,453 resulting in $946,322 of gross profit or 23.8% of net sales. For the same quarter of last year cost of sales was $3,178,447 and gross margin was $888,310 or 21.8% of net sales. Cost of sales for the nine months ended April 28, 2007 was $9,150,637 and gross profit was $2,409,295 or 20.8% of net sales. For the nine months ended April 29, 2006, cost of sales was $8,147,158 and gross profit was $2,493,235 or 23.4% of net sales. The gross profit gain realized during the quarter ended April 28, 2007 results from improved manufacturing efficiencies which have offset the negative impact of selling more of our lower margin 29’ Forward Seating model and higher cost of raw materials. However, the third quarter improvement has not been enough to offset the year to date sales shift nor higher costs. We cannot predict that we will be able to offset the increased cost of raw materials in the future.

Selling, General and Administrative Expenses

Selling and marketing expenses were $228,864, or 5.8% of net sales for the three months ended April 28, 2007 as compared to $129,099, or 3.2% of net sales for the same quarter of last year. For the nine months ended April 28, 2007 selling and marketing expenses were $498,776, or 4.3% of net sales as compared to $401,765, or 3.8% of net sales for the same nine months of last year. Boat show expenditures and related travel expenses were up for the quarter and nine months ended April 28, 2007 by approximately $74,000 and $94,000 respectively. We displayed our product at four additional boat shows during the fiscal 2007 year.

General and administrative expenses were $435,574, or 10.9% of net sales for the three months ended April 28, 2007 compared to $523,395 or 12.9% of net sales for the same quarter of last year. For the nine months ended April 28, 2007 general and administrative expenses were $1,326,638, or 11.5% of net sales as compared to $1,296,210 or 12.2% of net sales for the same nine month period of last year. No management incentive bonuses were accrued during the quarter ended April 28, 2007 compared to a $100,000 for the quarter ended April 30, 2006. Additionally, insurance cost increased as a result of higher sales, more covered assets and an overall increase in premiums.

The Company recorded compensation cost of $13,877 and $86,939 for the quarter and nine months ended April 28, 2007 as a result of adopting the provisions of Financial Accounting Standards No. 123R, Share-Based Payments. The Company recorded $80,222 when it adopted this provision on April 29, 2006.

The increase in depreciation and amortization expense for the three and nine months ended April 28, 2007 by $49,433 and $156,463 respectively was due to depreciation of new additions for the Palmetto facility.

Other Income (Expense)

It was determined during a Phase II Environmental Property Assessment conducted in March 2007 and a Groundwater Quality Investigation conducted in April 2007 that petroleum contaminated groundwater currently exists on the Fort Lauderdale property containing the Company's manufacturing facilities. Further contaminant assessment activities are recommended to further delineate groundwater and possible soil contaminant plumes. Based on the opinion of engineers hired by the Company the costs for assessment and rehabilitation of petroleum contaminated soil and groundwater are estimated to be approximately $250,000. A provision in this amount was recorded during April 2007. Actual costs of site assessment activities and performance of remedial actions may be more or less, depending on the type, extent and concentrations of contaminants present in soil and groundwater, the ultimate efficiency of the remediation strategy implemented and regulatory requirements.

Interest expense increased for the quarter and nine months ended April 28, 2007 by approximately $41,000 and $109,000 due to higher average borrowings on the line of credit and financing outboard engine inventories.

Liquidity and Capital Resources

Cash and cash equivalents at April 28, 2007 were $216,405 as compared to $315,235 at July 29, 2006. Working capital at April 28, 2007 was $1,114,272 compared to $1,339,465 at July 29, 2006.

The Company anticipates that cash generated from operations should be sufficient to satisfy its contemplated cash requirements for its current operations for at least the next twelve months. The Company anticipates that up to $500,000 for additional equipment will still be needed to bring the Company’s Palmetto facility up to full production capability. It is anticipated that funds for these activities will be provided from operations and an increase in the Company’s credit facilities.

Net cash provided by operating activities for the nine months ended April 28, 2007 was $584,352 compared to $810,673 of cash provided by operating activities during the nine months ended April 29, 2006.

Accounts payable increased by $280,852 at April 28, 2007 compared to July 29, 2006 because of the normal and regular fluctuations of the timing of inventory receipts. Vendor accounts have remained within terms.

Approximately $114,000 was spent on new boat molds during the nine moths ended April 28, 2007. Equipment not relocated to Palmetto was written off during the quarter ended April 28, 2007 resulting in a $33,934 loss.

The number and level of employees at April 28, 2007 should be adequate to fulfill the anticipated production schedule at the Company’s Palmetto, Florida manufacturing facility.

As disclosed above, the effects of higher fuel prices, higher interest rates, increases in cost of other raw material and lower consumer confidence has contributed to a slow down of the marine industry, which has tempered our sales growth. While we have had limited success in controlling our operational expenses and we continue to examine ways to reduce costs on a going-forward basis, as a public company we are constantly faced with increasing costs and expenses to comply with SEC reporting obligations. We will be required in fiscal 2008 to comply with the new annual internal control certification pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and the related SEC rules. We expect that these and other compliance costs of a public company will increase significantly. In addition, our stock has historically been, and continues to be, relatively thinly traded, providing little liquidity for our shareholders. As a result of the foregoing, we have, from time-to-time considered, and expect from time-to-time to continue to consider strategic alternatives to maximize shareholder value.

Subsequent to the period covered by this report and in connection with the termination of the lease of the Company's Fort Lauderdale manufacturing facilities, the Company discovered soil contamination within the Fort Lauderdale property. The Company is responsible for the environmental clean up costs of the contaminated soil. On the basis of preliminary testing, the Company believes the total cost of the clean up will be approximately $250,000. However, the final cost cannot be determined until additional tests are completed.

Item 3.	Controls and Procedures

Evaluation of disclosure controls and procedures

The management of the Company, under the supervision and with the participation of the Company's Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of the Company's disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) as of the end of the period covered by this report. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on this evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of the period covered by this report, the Company's disclosure controls and procedures were effective.

Changes in internal controls

There were no changes in the Company’s internal controls or in other factors that could have materially affected or are reasonably likely to materially affect those controls since the most recent evaluation of such controls.

PART II     OTHER INFORMATION

Item 1.	Legal Proceedings

None.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.	Defaults Upon Senior Securities

None.

Item 4.	Submission of Matters to a Vote of Security Holders

None.

Item 5.	Other Information
None.
Item 6.	Exhibits

Exhibits required by Item 601 of Regulation S-B

31.1	Rule 13a-14(a)/15d-4(a) Certification of Principal Executive Officer
31.2	Rule 13a-14(a)/15d-4(a) Certification of Principal Financial Officer
32.1	Section 1350 Certification of Principal Executive Officer
32.2	Section 1350 Certification of Principal Financial Officer

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

JUPITER MARINE INTERNATIONAL

HOLDINGS, INC.

Date: June 4, 2007	By: /s/Carl Herndon	_
Carl Herndon, Chief Executive Officer
(Principal Executive Officer)

Date: June 4, 2007                                                     By: /s/Lawrence Tierney

Lawrence Tierney, Chief
Financial Officer (Principal Financial Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl Herndon, certify that:

1.         I have reviewed this Report on Form 10-QSB of Jupiter Marine International Holdings, Inc.

2.         Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3.         Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Report;

4.         The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

b)        Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

c)         Disclosed in this Report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially effected, or is reasonably likely to materially effect, the Registrant’s internal control over financial reporting; and

5.         The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely effect the Registrant's ability to record, process, summarize and report financial information; and

b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

DATE: June 4, 2007/s/ Carl Herndon

Carl Herndon, Principal Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence Tierney, certify that:

1.         I have reviewed this Report on Form 10-QSB of Jupiter Marine International Holdings, Inc.

2.         Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3.         Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Report;

4.         The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

b)        Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

c)         Disclosed in this Report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially effected, or is reasonably likely to materially effect, the Registrant’s internal control over financial reporting; and

5.         The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely effect the Registrant's ability to record, process, summarize and report financial information; and

b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

DATE: June 4, 2007	/s/ Lawrence Tierney
Lawrence Tierney, Principal Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Jupiter Marine International Holdings, Inc. (the “Company”) on Form 10-QSB for the nine month period ending April 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl Herndon, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/Carl Herndon
Carl Herndon
Principal Executive Officer

June 4, 2007

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Jupiter Marine International Holdings, Inc. (the “Company”) on Form 10-QSB for the nine month period ending April 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence Tierney, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Lawrence Tierney
Lawrence Tierney
Principal Financial Officer
June 4, 2007